STATEMENT OF ADDITIONAL INFORMATION

BlackRock Liquidity Funds

TempCash

TempFund

BlackRock Liquid Federal Trust Fund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

MuniCash

New York Money Fund

100 Bellevue Parkway, Wilmington, Delaware 19809 • Phone No. (800) 441-7450

This Statement of Additional Information of TempCash, TempFund, BlackRock Liquid Federal Trust Fund (formerly known as Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund (collectively, the “Funds”), each a series of BlackRock Liquidity Funds (the “Trust”), is not a prospectus and should be read in conjunction with (A) each of the current prospectuses of the Funds dated February 26, 2021, as they may from time to time be supplemented or revised, for (i) the Administration, Cash Management, Cash Reserve, Dollar, Institutional, Capital, Private Client, and Select Shares of the Funds; (ii) the Cash Plus Shares of TempCash, FedFund, California Money Fund, MuniCash and New York Money Fund; (iii) the Plus Shares of TempFund, T-Fund, California Money Fund and New York Money Fund; (iv) the Premier Shares of TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund; and (v) the Mischler Financial Group Shares of FedFund; and (B)(i) the current prospectus dated October 29, 2021, as it may from time to time be supplemented or revised, for the Cabrera Capital Markets Shares of TempFund and BlackRock Liquid Federal Trust Fund; (ii) the current prospectus dated October 29, 2021, as it may from time to time be supplemented or revised, for the Bancroft Capital Shares of BlackRock Liquid Federal Trust Fund; and (iii) the current prospectus dated October 29, 2021, as it may from time to time be supplemented or revised, for the Mischler Financial Group Shares of BlackRock Liquid Federal Trust Fund. No investment in shares should be made without reading the appropriate prospectus. This Statement of Additional Information is incorporated by reference in its entirety into each prospectus. The audited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended October  31, 2020 (the “Annual Report”). The unaudited financial statements of each of the Funds are incorporated into this Statement of Additional Information by reference to the Funds’ Semi-Annual Report to Shareholders for the fiscal period ended April  30, 2021 (the “Semi-Annual Report”). Copies of the prospectuses, Annual Report and Semi-Annual Report for each of the Funds may be obtained, without charge, by writing to the Trust, 100 Bellevue Parkway, Wilmington, DE 19809 or calling BlackRock Liquidity Funds at (800) 441-7450.

References to the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Securities and Exchange Commission (the “Commission” or the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the SEC, SEC staff or other authority.

BlackRock Advisors, LLC — Manager

BlackRock Investments, LLC — Distributor

The date of this Statement of Additional Information is February 26, 2021 (as amended October 29, 2021).

Fund and Share Class	Ticker Symbol
TEMPCASH
Administration Shares	BLAXX
Cash Management Shares	BLMXX
Cash Plus Shares	—
Cash Reserve Shares	BLRXX
Dollar Shares	TCDXX
Institutional Shares	TMCXX
Capital Shares	TPCXX
Private Client Shares	—
Select Shares	—
Premier Shares	TCPXX
TEMPFUND
Administration Shares	BTMXX
Cash Management Shares	BRTXX
Cash Reserve Shares	BRRXX
Dollar Shares	TDOXX
Institutional Shares	TMPXX
Plus Shares	—
Capital Shares	TFCXX
Private Client Shares	BTVXX
Select Shares	BTBXX
Cabrera Capital Markets Shares	CCPXX
BLACKROCK LIQUID FEDERAL TRUST FUND
Administration Shares	BFTXX
Cash Management Shares	BFMXX
Cash Reserve Shares	BFDXX
Dollar Shares	TSDXX
Institutional Shares	TFFXX
Capital Shares	BECXX
Private Client Shares	—
Select Shares	—
Premier Shares	FPXXX
Cabrera Capital Markets Shares	CCMXX
Bancroft Capital Shares	BCGXX
Mischler Financial Group Shares	EDUXX
FEDFUND
Administration Shares	BLFXX
Cash Management Shares	BFFXX
Cash Plus Shares	—
Cash Reserve Shares	BFRXX
Dollar Shares	TDDXX
Institutional Shares	TFDXX
Capital Shares	BFCXX
Private Client Shares	BRPXX
Select Shares	BFBXX
Premier Shares	BUPXX
Mischler Financial Group Shares	HUAXX

Fund and Share Class	Ticker Symbol
T-FUND
Administration Shares	BTAXX
Cash Management Shares	BPTXX
Cash Reserve Shares	BTRXX
Dollar Shares	TFEXX
Institutional Shares	TSTXX
Plus Shares	—
Capital Shares	BCHXX
Private Client Shares	BPVXX
Select Shares	BSLXX
Premier Shares	BEMXX
TREASURY TRUST FUND
Administration Shares	BITXX
Cash Management Shares	BTCXX
Cash Reserve Shares	BTFXX
Dollar Shares	TTDXX
Institutional Shares	TTTXX
Capital Shares	BUCXX
Private Client Shares	—
Select Shares	TSLXX
Premier Shares	TPTXX
CALIFORNIA MONEY FUND
Administration Shares	BLCXX
Cash Management Shares	BCCXX
Cash Plus Shares	—
Cash Reserve Shares	BCFXX
Dollar Shares	MUDXX
Institutional Shares	MUCXX
Plus Shares	—
Capital Shares	BPMXX
Private Client Shares	BCAXX
Select Shares	BCBXX
Premier Shares	BLBXX
MUNICASH
Administration Shares	BMAXX
Cash Management Shares	BRCXX
Cash Plus Shares	—
Cash Reserve Shares	BMRXX
Dollar Shares	MCDXX
Institutional Shares	MCSXX
Capital Shares	MCPXX
Private Client Shares	—
Select Shares	—
Premier Shares	MPPXX

Fund and Share Class	Ticker Symbol
NEW YORK MONEY FUND
Administration Shares	BLNXX
Cash Management Shares	BLYXX
Cash Plus Shares	—
Cash Reserve Shares	BNRXX
Dollar Shares	BPDXX
Institutional Shares	MUNXX
Plus Shares	—
Capital Shares	BNCXX
Private Client Shares	BYPXX
Select Shares	BIBXX
Premier Shares	BNBXX

GENERAL INFORMATION

BlackRock Liquidity Funds (the “Trust”) was organized as a Delaware statutory trust on October 21, 1998. It is the successor to the following five investment companies: (1) Temporary Investment Fund, Inc.; (2) Trust for Federal Securities; (3) Municipal Fund for Temporary Investment; (4) Municipal Fund for California Investors, Inc.; and (5) Municipal Fund for New York Investors, Inc. (collectively the “Predecessor Companies”). The Predecessor Companies were comprised of the Trust’s nine existing portfolios: TempCash, TempFund, BlackRock Liquid Federal Trust Fund (formerly known as Federal Trust Fund), FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund (each, a “Fund” and collectively, the “Funds”).

Each of TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund is a non-retail, non-government money market fund under Rule 2a-7 under the 1940 Act (each an “Institutional Fund”). Each of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund is a government money market fund under Rule 2a-7 (each a “Government Fund”).

The Funds commenced operations as follows: TempCash — February 1984; TempFund — October 1973; BlackRock Liquid Federal Trust Fund — December 1990; FedFund — October 1975; T-Fund — March 1980; Treasury Trust Fund — May 1989; California Money Fund — February 1983; MuniCash — February 1984; and New York Money Fund — March 1983.

On February 10, 1999, each of the Funds was reorganized into a separate series of the Trust. The Trust is an open-end management investment company. Currently, the Trust offers shares of each of the ten Funds. Each Fund has elected to be classified as “diversified” under the 1940 Act, with the exception of California Money Fund and New York Money Fund. California Money Fund and New York Money Fund must satisfy the diversification requirements set forth in Rule 2a-7 under the 1940 Act and will thereby be deemed to be diversified under the 1940 Act. Each of the Funds offers Administration Shares, Cash Management Shares, Cash Reserve Shares, Dollar Shares, Institutional Shares, Capital Shares, Private Client Shares and Select Shares. TempCash, FedFund, California Money Fund, MuniCash and New York Money Fund also offer Cash Plus Shares. TempFund, T-Fund, California Money Fund and New York Money Fund also offer Plus Shares. TempCash, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund also offer Premier Shares. FedFund and BlackRock Liquid Federal Trust Fund also offer Mischler Financial Group Shares. TempFund and BlackRock Liquid Federal Trust Fund also offer Cabrera Capital Markets Shares. BlackRock Liquid Federal Trust Fund also offers Bancroft Capital Shares.

On January 29, 2001, the Trust changed its name from “Provident Institutional Funds” to “BlackRock Provident Institutional Funds.” On January 28, 2004, the Trust changed its name from “BlackRock Provident Institutional Funds” to “BlackRock Liquidity Funds.” On February 21, 2008, the Funds changed the names of certain share classes as follows: “Bear Stearns Shares” were renamed “Select Shares”; “Bear Stearns Private Client Shares” were renamed “Private Client Shares”; “Bear Stearns Premier Shares” were renamed “Premier Shares”; and “Bear Stearns Premier Choice Shares” were renamed “Premier Choice Shares.” On March 10, 2017, “Premier Choice Shares” were renamed “Capital Shares.” On July 19, 2021, Federal Trust Fund was renamed “BlackRock Liquid Federal Trust Fund.”

INVESTMENT STRATEGIES, RISKS AND POLICIES

Portfolio Transactions

Subject to the general control of the Trust’s Board of Trustees (“Board” or “Trustees”), BlackRock Advisors, LLC (“BlackRock” or the “Manager”), the Funds’ investment manager, is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. BlackRock International Limited (“BIL” or the “Sub-Adviser”) acts as sub-adviser to TempCash and TempFund. Where applicable throughout this Statement of Additional Information (“SAI”), “BlackRock” refers also to the Sub-Adviser. BlackRock purchases portfolio securities for the Funds either directly from the issuer or from dealers who specialize in money market instruments. Such purchases are usually without brokerage commissions. In making portfolio investments, BlackRock seeks to obtain the best net price and the most favorable execution of orders. BlackRock Liquid Federal Trust Fund generally seeks to place a majority of the aggregate dollar volume of purchase orders for BlackRock Liquid Federal Trust Fund’s portfolio securities with dealers that are owned by minorities, women, disabled persons, veterans and members of other qualified and recognized diversity and inclusion groups, subject to best execution requirements. To the extent that the execution and price offered by more than one dealer are comparable, BlackRock may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research advice or other services.

Investment decisions for each Fund are made independently from those of the other Funds or other investment company portfolios or accounts advised or managed by BlackRock or its affiliates. Such other portfolios may also invest in the same securities as the Funds. When purchases or sales of the same security are made at substantially the same time and price on behalf of such other portfolios, transactions are allocated as to amount, in a manner which BlackRock believes to be equitable to each Fund and its customers who also are acquiring securities. In some instances, this investment procedure may affect the size of the position obtained for a Fund. To the extent permitted by law, BlackRock may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other portfolios in order to obtain best execution.

The Funds will not execute portfolio transactions through or acquire portfolio securities issued by BlackRock, BlackRock Investments, LLC (“BRIL”) or any of their respective affiliated persons (as such term is defined in the 1940 Act), except to the extent permitted by the SEC. In addition, with respect to such transactions, securities, deposits and agreements, the Funds will not give preference to banks, savings and loan associations and other financial institutions (“Service Organizations”) with whom a Fund enters into agreements concerning the provision of support services to customers who beneficially own Administration Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares, Plus Shares, Premier Shares, Capital Shares, Private Client Shares and Select Shares.

BlackRock Liquid Federal Trust Fund and Treasury Trust Fund may engage in short-term trading for liquidity purposes. Each Fund’s annual portfolio turnover will be relatively high because of the short-term nature of securities that the Funds are permitted to hold under SEC rules. However, this turnover is not expected to have a material effect on a Fund’s net income. Each Fund’s portfolio turnover rate is expected to be zero for regulatory reporting purposes.

Investment Strategies and Policies

The following supplements information contained in the prospectuses concerning the Funds’ investment strategies and/or policies. To the extent an investment policy is discussed in this SAI but not in the prospectuses, such policy is not a principal policy of the Funds. Except as indicated, the information below relates only to those Funds that are authorized to invest in the instruments or securities described below.

Banking Industry Obligations. For purposes of TempCash’s and TempFund’s investment policies, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign banks in which TempCash and TempFund may invest include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States.

Commercial Paper. TempCash and TempFund may purchase commercial paper that is rated at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations (“NRSROs”) that rate such security (or its issuer), such as S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Commercial paper purchasable by TempCash and TempFund includes “Section 4(a)(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended

(the “1933 Act”). Section 4(a)(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as TempCash or TempFund through or with the assistance of dealers who make a market in Section 4(a)(2) paper, thereby providing liquidity. Certain transactions in Section 4(a)(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act (see “Restricted Securities” below).

Cyber Security Issues. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, sub-adviser(s) and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Funds invest, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Funds have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cyber security plans and systems put in place by service providers to the Funds and issuers in which the Funds invest. The Funds and their shareholders could be negatively impacted as a result.

Domestic Issuers. The Trust considers any issuer organized under the laws of a United States jurisdiction to be a United States issuer, and for purposes of TempCash’s and TempFund’s investments, the Trust considers an issuer to be a United States domestic issuer even if it is organized outside of a United States jurisdiction if the underlying credit support for the issuer’s security is provided by an entity organized under the laws of a United States jurisdiction.

Environmental, Social and Governance (“ESG”) Integration. Although TempCash and TempFund do not seek to implement a specific ESG, impact or sustainability strategy unless disclosed in the Funds’ prospectuses, BlackRock will consider ESG characteristics in the credit research and investment process for TempCash and TempFund. All securities purchases by TempCash and TempFund are selected from approved lists maintained by BlackRock. All instruments on an approved list used by TempCash and TempFund have met the minimal credit risk requirement of Rule 2a-7. In reviewing instruments, BlackRock will consider the capacity of the issuer or guarantor to meet its obligations. BlackRock considers ESG data within the total data available during its review. This may include third party research as well as considerations of proprietary BlackRock research across environmental, social and governance risk and opportunities regarding an issuer.

ESG characteristics are not the sole consideration when making investment decisions for TempCash or TempFund. TempCash and TempFund may invest in issuers that do not reflect the beliefs or values with respect to ESG of any particular investor. BlackRock will consider those ESG characteristics it deems relevant or additive when making investment decisions for TempCash or TempFund. The ESG characteristics utilized in TempCash and TempFund’s investment processes may evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. While BlackRock views ESG considerations as having the potential to contribute to TempCash and TempFund’s long-term performance, there is no guarantee that such results will be achieved.

TempCash and TempFund may incorporate certain specific ESG considerations into their investment objectives, strategies and/or processes, as described in the prospectuses.

Forward Commitments. The Funds may purchase or sell money market securities on a forward commitment basis at fixed purchase terms. The purchase or sale will be recorded on the date a Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The value of the security on the delivery date may be more or less than its purchase price. A Fund will segregate assets consisting of cash or liquid money market securities having a market value at all times at least equal to the amount of the forward purchase commitment. Although a Fund generally will enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Manager deems it appropriate to do so.

There can be no assurance that a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than a Fund’s purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from appreciation in the value of the security during the commitment period.

Funding Agreements. TempCash and TempFund may invest in guaranteed investment contracts and similar funding agreements. In connection with these investments, a Fund makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the Fund on a periodic basis guaranteed interest, which is based on an index. The funding agreements provide that this guaranteed interest will not be less than a certain minimum rate. The purchase price paid for a funding agreement becomes part of the general assets of the insurance company, and the contract is paid from the general assets of the insurance company. Each Fund will only purchase funding agreements from highly rated insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Manager under guidelines approved by the Board. Generally, funding agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in some funding agreements does not currently exist.

Illiquid Investments. No Fund will acquire any illiquid security (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Fund) if, immediately following such purchase, more than 5% of the Fund’s total assets are invested in illiquid securities. The Manager will monitor the liquidity of illiquid investments under the supervision of the Board.

Inflation Risk. Like all mutual funds, the Funds are subject to inflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of a Fund’s assets can decline as can the value of a Fund’s distributions.

Interest Rate Risk. The value of fixed income securities in the Funds can be expected to vary inversely with changes in prevailing interest rates. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than securities with shorter maturities.

Interfund Lending Program. Pursuant to an exemptive order granted by the SEC (the “IFL Order”), an open-end BlackRock fund (referred to as a “BlackRock fund” in this subsection), including a Fund, to the extent permitted by its investment policies and restrictions and subject to meeting the conditions of the IFL Order, has the ability to lend money to, and borrow money from, other BlackRock funds pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, BlackRock funds may lend or borrow money for temporary purposes directly to or from other BlackRock funds (an “Interfund Loan”). All Interfund Loans would consist only of uninvested cash reserves that the lending BlackRock fund otherwise would invest in short-term repurchase agreements or other short-term instruments. Pursuant to the Funds’ investment policies, each Fund may participate in the Interfund Lending Program as a borrower, but not as a lender. Typically the Funds will not need to participate as borrowers because the Funds are money market funds and are required to comply with the liquidity provisions of Rule 2a-7 under the 1940 Act.

If a BlackRock fund has outstanding bank borrowings, any Interfund Loans to such BlackRock fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the BlackRock fund, that event of default will automatically (without need for action or notice by the lending BlackRock fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending BlackRock fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and cause such call to be made if the lending bank exercises its right to call its loan under its agreement with the borrowing BlackRock fund.

A BlackRock fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the BlackRock fund has a secured loan outstanding from any other lender, including but not limited to another BlackRock fund, the borrowing BlackRock fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing BlackRock fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the BlackRock fund may borrow through the Interfund Lending Program on a secured basis only. A BlackRock fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1⁄3% of its total assets or any lower threshold provided for by the BlackRock fund’s investment restrictions.

No BlackRock fund may lend to another BlackRock fund through the Interfund Lending Program if the loan would cause the lending BlackRock fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A BlackRock fund’s Interfund Loans to any one BlackRock fund shall not exceed 5% of the lending BlackRock fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending BlackRock fund and may be repaid on any day by a borrowing BlackRock fund.

The limitations described above and the other conditions of the IFL Order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending BlackRock fund and the borrowing BlackRock fund. However, no borrowing or lending activity is without risk. When a BlackRock fund borrows money from another BlackRock fund under the Interfund Lending Program, there is a risk that the Interfund Loan could be called on one day’s notice, in which case the borrowing BlackRock fund may have to seek to borrow from a bank, which would likely involve higher rates, seek an Interfund Loan from another BlackRock fund, or liquidate portfolio securities if no lending sources are available to meet its liquidity needs. Interfund Loans are subject to the risk that the borrowing BlackRock fund could be unable to repay the loan when due, and a delay in repayment could result in a lost opportunity by the lending BlackRock fund or force the lending BlackRock fund to borrow or liquidate securities to meet its liquidity needs. No BlackRock fund may borrow more than the amount permitted by its investment restrictions. There can be no assurance that an interfund loan will be available to a borrowing or lending BlackRock fund.

Investment Company Securities. The Funds, except for Treasury Trust Fund, may invest in securities issued by other open-end or closed-end investment companies as permitted by the 1940 Act and their investment strategies. Investments in other investment companies may cause a Fund (and, indirectly, the Fund’s shareholders) to bear proportionately the costs incurred in connection with the other investment companies’ operations. These investments may include, as consistent with a Fund’s investment objective and policies, certain variable rate demand securities issued by closed-end funds, which invest primarily in portfolios of taxable or tax-exempt securities. It is anticipated that the payments made on variable rate demand securities issued by closed-end municipal bond funds will be exempt from federal income tax and, with respect to any such securities issued by single state municipal bond funds, exempt from the applicable state’s income tax. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a security purchase is made: (a) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the Fund’s total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting securities of any one investment company will be owned by the Fund. A Fund, as discussed below in “Investment Limitations,” also may invest all of its assets in an open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund. Each Fund, pursuant to the 1940 Act and subject to certain conditions, may invest without limitation in affiliated registered and affiliated unregistered money market funds. (Alternatively, each Fund may rely on an exemptive order received from the SEC permitting it to invest in affiliated registered money market funds and in an affiliated private investment company, provided however, that in all cases the Fund’s aggregate investment of cash in shares of such investment companies shall not exceed 25% of the Fund’s total assets at any time.) As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if a Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees). Investments by a Fund in wholly owned investment entities created under the laws of certain countries will not be deemed an investment in other investment companies.

LIBOR Risk. The Funds may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). The Funds’ investments may pay interest at floating rates based on LIBOR.

The United Kingdom’s Financial Conduct Authority announced a phase out of LIBOR such that after December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative, and after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. The Fund may have investments linked to other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), which may also cease to be published. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR).

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. All of the aforementioned may adversely affect the Fund’s performance or NAV.

Loan Participations. TempCash and TempFund may purchase loan participations. Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. TempCash and TempFund may purchase interests in loan participations for which the underlying loan is issued by borrowers in whose obligations the Funds are permitted to invest. Such loan participations may have a demand provision that permits the Fund to require repayment within seven days. However, participations may not have such a demand provision and may not be otherwise marketable. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

Mortgage-Related and Other Asset-Backed Securities. TempCash, TempFund and FedFund may purchase mortgage-related and other asset-backed securities. Mortgage-related securities include fixed and adjustable rate Mortgage Pass-Through Certificates, which provide the holder with a share of the interest and principal payments on a pool of mortgages, ordinarily backed by residential properties. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Pass-Through Certificates guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (such certificates are also known as “Ginnie Maes”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae, whose guarantee is backed by the full faith and credit of the United States. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury Department to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), which are guaranteed as to timely payment of principal and interest by Fannie Mae. They are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of Fannie Mae to borrow from the U.S. Treasury Department. Fannie Mae was established as a federal agency in 1938 and in 1968 was chartered by Congress as a private shareholder-owned company. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Mac is a stockholder-owned corporation chartered by Congress in 1970. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While Freddie Mac generally does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. On September 6, 2008, Director James Lockhart of the Federal Housing Finance Agency (“FHFA”) appointed FHFA as conservator of both Fannie Mae and Freddie Mac. In addition the U.S. Treasury Department agreed to provide Fannie Mae and Freddie Mac up to $100 billion of capital each on an as needed basis to insure that they continue to provide liquidity to the housing and mortgage markets.

TempCash only may invest in classes of collateralized mortgage obligations (“CMOs”) deemed to have a remaining maturity of 397 days or less in accordance with the requirements of Rule 2a-7 under the 1940 Act. Each class of a CMO, which frequently elects to be taxed as a real estate mortgage investment conduit (“REMIC”), represents a direct ownership interest in, and the right to receive a specified portion of, the cash flow consisting of interest and principal on a pool of residential mortgage loans or mortgage pass-through securities (“Mortgage Assets”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. These multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including Ginnie Mae, Fannie Mae and Freddie Mac, or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which TempCash may hold are known as “regular” interests. TempCash may also hold “residual” interests, which in general are junior to and significantly more volatile than “regular interests.” The residual in a CMO structure generally represents the interest in any excess cash flow or tax liability remaining after making required payments of principal of and interest on the CMOs, as well as the related administrative expenses of the issuer. The market for CMOs may be more illiquid than that of other securities. TempCash currently intends to hold CMOs only as collateral for repurchase agreements.

Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. PACs are parallel pay REMIC pass-through or participation certificates (“REMIC Certificates”), which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often called “supports” or “companion” tranches) tend to have market prices and yields that are more volatile than the PAC classes.

TACs are similar to PACs in that they require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates. A PAC’s payment schedule, however, remains in effect as long as prepayment rates on the underlying mortgages do not exceed certain ranges. In contrast, a TAC provides investors with protection, to a certain level, against either faster than expected or slower than expected prepayment rates, but not both. TACs thus provide more cash flow stability than a regular sequential paying class, but less than a PAC. TACs also tend to have market prices and yields that are more volatile than PACs.

TempCash and TempFund may also invest in non-mortgage asset-backed securities (e.g., backed by installment sales contracts, credit card receivables or other assets). Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

The yield characteristics of certain mortgage-related and asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to a mortgage-related or asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Fund has purchased such a mortgage-related or asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid. Conversely, an increase in interest rates may result in lengthening the anticipated maturity of such a security because expected prepayments are reduced. A prepayment rate that is faster than expected will reduce the yield to maturity of such a security, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity.

In general, the assets supporting non-mortgage asset-backed securities are of shorter maturity than the assets supporting mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities. These characteristics may result in a higher level of price volatility for asset-backed securities with prepayment features under certain market conditions. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

Municipal Obligations. TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may purchase municipal obligations. Municipal obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities (“Municipal Obligations”). Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if, in the opinion of counsel to the issuer, the interest paid thereon is exempt from regular federal income tax.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 required that interest on certain private activity bonds be included in an investor’s alternative minimum taxable income, and that corporate investors include all tax-exempt interest in the calculation of adjusted current earnings for purposes of determining the corporation’s alternative minimum tax liability. However, most bonds issued in 2009 and 2010 have been excluded from these rules by the American Recovery and Reinvestment Act of 2009. Future legislative proposals, if enacted into law, regulations, rulings or court decisions may cause interest on Municipal Obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on Municipal Obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such Municipal Obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund. The Trust cannot predict what legislation or regulations, if any, may be proposed in Congress or promulgated by the U.S. Treasury Department or by various states as regards the federal, state or local income tax exemption of interest on such obligations or the impact of such legislative and regulatory activity on such exemption.

The two principal classifications of Municipal Obligations which may be held by the Funds are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the municipal issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The Funds’ portfolios may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and ratings may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Funds, an issue of Municipal

Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The Manager will consider such an event in determining whether the Funds should continue to hold the obligation.

An issuer’s obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors generally, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

Among other types of Municipal Obligations that the Funds may purchase are short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in other types of instruments the interest on which, in the opinion of counsel to the issuer, is exempt from federal income tax, including general obligation and private activity bonds, provided they have remaining maturities of 397 days or less at the time of purchase.

TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may hold derivatives that, in the opinion of counsel to the issuer of the derivative, are tax-exempt, and which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put) the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal security at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Funds may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on derivatives in the form of custodial receipts is tax-exempt, and accordingly, purchases of any such receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Funds nor the Manager will independently review the underlying proceedings related to the creation of any tax-exempt derivatives or the bases for such opinion.

Before purchasing a tax-exempt derivative for such Funds, the Manager is required by the Funds’ procedures to conclude that the tax-exempt security and the supporting short-term obligation involve minimal credit risks and are Eligible Securities under the Funds’ Rule 2a-7 procedures. In evaluating the creditworthiness of the entity obligated to purchase the tax-exempt security, the Manager will review periodically the entity’s relevant financial information.

Recent Market Events. Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis, and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Funds invest in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Funds’ investments may be negatively affected by such events.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Disruptions in markets can adversely impact a Fund and its investments. Further, certain local markets have been or may be subject to closures, and there can be no certainty regarding whether trading will continue in any local markets in which a Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which a Fund invests will have an impact on the Funds and their investments and will impact the Funds’ ability to purchase or sell securities in such market. The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers, including BlackRock, rely, and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. In the past, governmental and quasi-governmental authorities and regulators through the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect the Funds’ investments. Public health crises caused by the outbreak may exacerbate other preexisting political, social and economic risks in certain countries or globally. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

Repurchase Agreements. TempCash, TempFund, FedFund and T-Fund may enter into repurchase agreements. In a repurchase agreement, a Fund purchases securities from counterparties, such as banks and broker-dealers, which must be deemed creditworthy by the Manager, subject to the seller’s agreement to repurchase them at an agreed upon time and price. In accordance with guidance issued by the Staff of the SEC, TempCash, TempFund, FedFund and T-Fund may also transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements. The Board has established and periodically reviews procedures applicable to transactions involving such joint accounts.

The securities subject to a repurchase agreement may bear maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest and any accrued premium). Collateral for T-Fund repurchase agreements may include cash, U.S. Treasury bills, notes and other obligations of the U.S. Treasury. Collateral for FedFund repurchase agreements may include cash and obligations issued by the U.S. Government or its agencies or instrumentalities. Collateral for TempCash and TempFund repurchase agreements may include cash, obligations issued by the U.S. Government or its agencies or instrumentalities, and obligations rated in the highest category by at least two NRSROs, or, if unrated, determined to be of comparable quality by BlackRock pursuant to guidelines approved by the Board. For TempCash and TempFund, however, collateral is not limited to the foregoing and may include, for example, obligations rated in any category by NRSROs or include classes of CMOs issued by agencies and instrumentalities of the U.S. Government, such as IOs and POs, residual interests, PAC certificates and TAC certificates. Collateral for a repurchase agreement may also include securities that TempCash or TempFund could not hold directly without the repurchase obligation. The ratings by NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity, and interest rate may have different market prices. Appendix A to this SAI contains a description of the relevant rating symbols used by NRSROs for commercial paper that may be purchased by each Fund. See “Mortgage-Related and Other Asset-Backed Securities” for ratings information about IOs, POs, PACs and TACs.

Irrespective of the type of collateral underlying the repurchase agreement, the Fund must determine that a repurchase obligation with a particular counterparty involves minimal credit risk to the Fund and otherwise satisfies the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the 1940 Act.

The repurchase price under the repurchase agreements described in the Funds’ prospectuses generally equals the price paid by that Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds’ custodian or sub-custodian, or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act, and for tax purposes generally. It is not clear whether for other purposes a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by a Fund to the seller.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many repurchase agreements and purchase and sale contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing repurchase agreements and purchase and sale contracts or to realize amounts to be received under such agreements.

If, in the event of bankruptcy or insolvency proceedings concerning the seller of the securities, a court holds that the Fund does not have a perfected security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. To minimize this risk, the Funds utilize custodians and subcustodians that the Manager believes follow customary securities industry practice with respect to repurchase agreements, and the Manager analyzes the creditworthiness of the obligor, in this case the seller of the securities. However, because of the legal uncertainties, this risk, like others associated with repurchase agreements, cannot be eliminated.

Also, in the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in the value of the securities or other collateral, in which case a Fund may not recover the full amount it paid for the securities and would retain the status of an unsecured creditor of the seller (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt of the defaulting seller) with respect to the amount of the shortfall. Certain Funds may enter into repurchase agreements that involve securities that would be subject to a court “stay” in the event of the seller’s bankruptcy or insolvency. A “stay” will prevent a Fund from selling the securities it holds under a repurchase agreement until permitted by a court. In these situations a Fund will be subject to greater risk that the value of the securities will decline before they are sold, and that the Fund will experience a loss.

Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, whether or not the seller is bankrupt or insolvent. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. It is possible that, with respect to certain repurchase agreements, a trustee for a bankrupt or insolvent seller could be able to demand the return of any additional securities that were previously delivered to the Fund for this purpose, and a Fund could incur a loss for this reason.

Restricted Securities. TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may each invest in restricted securities, which are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale (e.g., Rule 144A securities). Rule 144A under the 1933 Act allows for an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to “qualified institutional buyers.” The Manager will monitor the liquidity of restricted securities under the supervision of the Board. In reaching liquidity decisions, the Manager will consider, inter alia, the following factors: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the Rule 144A security; (3) the number of dealers wishing to purchase or sell the Rule 144A security and the number of other potential purchasers; (4) dealer undertakings to make a market in the Rule 144A security; (5) the trading markets for the Rule 144A security; and (6) the nature of the Rule 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A security, the method of soliciting offers and the mechanics of the transfer).

Reverse Repurchase Agreements. Each of TempCash, TempFund, FedFund and T-Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund sells a security and simultaneously commits to repurchase that security at a future date from the buyer. In effect, the Fund is temporarily borrowing money at an agreed upon interest rate from the purchaser of the security, and the security sold represents collateral for the loan.

A Fund’s investment of the proceeds of a reverse repurchase agreement involves the speculative factor known as leverage. A Fund may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. A Fund will maintain in a segregated account liquid securities at least equal to its purchase obligations under these agreements. The Manager will evaluate the creditworthiness of the other party in determining whether a Fund will enter into a reverse repurchase agreement. The use of reverse repurchase agreements involves certain risks. For example, the securities acquired by a Fund with the proceeds of such an agreement may decline in value, although the Fund is obligated to repurchase the securities sold to the counterparty at the agreed upon price. In addition, the market value of the securities sold by a Fund may decline below the repurchase price to which the Fund remains committed.

Reverse repurchase agreements are considered to be borrowings under the 1940 Act and may be entered into only for temporary or emergency purposes. Each of TempCash, TempFund, FedFund and T-Fund is permitted to invest up to one-third of its total assets in reverse repurchase agreements and securities lending transactions. Investments in reverse repurchase agreements and securities lending transactions will be aggregated for purposes of this investment limitation.

Additionally, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many reverse repurchase agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, take foreclosure action, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing reverse repurchase agreements or to realize amounts to be received under such agreements.

Securities Lending. Each of TempCash, TempFund, FedFund and T-Fund may lend its securities with a value of up to one-third of its total assets (including the value of the collateral for the loan) to qualified brokers, dealers, banks and other financial institutions for the purpose of realizing additional net investment income through the receipt of interest on the loan. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to borrowers deemed by the Manager to be creditworthy.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.

Short-Term Trading. The Funds may engage in short-term trading for liquidity purposes. Increased trading may provide greater potential for capital gains and losses, and also involves correspondingly greater trading costs which are borne by the Fund involved. The Manager will consider such costs in determining whether or not a Fund should engage in such trading.

Special Risks with Respect to California Money Fund. For a discussion of economic and other conditions in the State of California, see Appendix B — “Special Considerations Regarding Investments in California Municipal Securities” to this SAI.

Special Risks with Respect to New York Money Fund. For a discussion of economic and other conditions in the State of New York, see Appendix C — “Special Considerations Regarding Investments in New York Municipal Securities” to this SAI.

Stand-By Commitments. TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund may acquire stand-by commitments. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as “put” options.) Stand-by commitments for Municipal Obligations may be exercisable by a Fund at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.

Special Considerations Regarding Foreign Investments. Investments by TempCash, TempFund, California Money Fund, MuniCash and New York Money Fund in securities issued or supported by foreign entities, including foreign governments, foreign banks and foreign branches of U.S. banks, or investments supported by such entities, may subject the Funds to investment risks that are different in some respects from those of investments in obligations of U.S. domestic issuers. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, interest limitations, the possible establishment of exchange controls, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping requirements than those applicable to domestic branches of U.S. banks. A Fund will acquire U.S. dollar-denominated securities issued by foreign issuers, including foreign governments, foreign banks and foreign branches of U.S. banks, only when the Manager believes that the risks associated with such instruments are minimal.

U.S. Government Obligations. Examples of the types of U.S. Government obligations that may be held by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Ginnie Mae, Fannie Mae, Federal Financing Bank, General Services Administration, The Co-operative Central Bank, Federal Home Loan Banks, Freddie Mac, Farm Credit System and Tennessee Valley Authority. The Funds may also invest in mortgage-related securities issued or guaranteed by U.S. Government agencies and instrumentalities, including such obligations of Ginnie Mae, Fannie Mae and Freddie Mac.

To the extent consistent with their respective investment objectives, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. Government or its agencies, instrumentalities or U.S. Government sponsored enterprises. Not all U.S. Government obligations carry the same credit support. No assurance can be given that the U.S. Government would provide financial support to its agencies, instrumentalities or U.S. Government sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future.

Variable and Floating Rate Instruments. Each Fund may purchase variable and floating rate instruments. Variable and floating rate instruments are subject to the credit quality standards described in the prospectuses. A Fund invests in variable or floating rate notes only when the Manager deems the investment to involve minimal credit risk. In some cases, the Funds may require that the obligation to pay the principal of the instrument be backed by a letter of credit or guarantee. Such instruments may carry stated maturities in excess of 397 days provided that the maturity-shortening provisions stated in Rule 2a-7 are satisfied. Although a particular variable or floating rate demand instrument may not be actively traded in a secondary market, in some cases, a Fund may be entitled to principal on demand and may be able to resell such notes in the dealer market.

Variable and floating rate instruments held by a Fund may have maturities of more than 397 days provided: (i) the Fund is entitled to the payment of principal and interest at any time, or during specified intervals not exceeding 397 days, upon giving the prescribed notice, unless the instrument is guaranteed by the U.S. Government or its agencies and/or instrumentalities, and (ii) the rate of interest on such instruments is adjusted at periodic intervals which may extend up to 397 days.

In determining a Fund’s average weighted portfolio maturity and whether a long-term variable rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. In determining a Fund’s average weighted portfolio maturity and whether a long-term floating rate demand instrument has a remaining maturity of 397 days or less, the instrument will be deemed by a Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand. In addition, a variable or floating rate instrument issued or guaranteed by the U.S. Government or its agencies and/or instrumentalities will be deemed by a Fund to have a maturity equal to the period remaining until its next interest rate adjustment (in the case of a variable rate instrument) or one day (in the case of a floating rate instrument). Variable and floating rate notes are frequently rated by credit rating agencies, and their issuers must satisfy the Fund’s quality and maturity requirements. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss.

When-Issued and Delayed Settlement Transactions. The Funds may utilize when-issued and delayed settlement transactions. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. Delayed settlement describes settlement of a securities transaction some time in the future. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued or delayed settlement basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When a Fund agrees to purchase when-issued or delayed settlement securities, the Fund’s custodian will ensure that the Fund has designated securities at least equal to the amount of the commitment (i.e., notational segregation) that are deemed liquid and marked-to-market daily. A Fund’s liquidity and ability to manage its portfolio might be affected when it designates cash or portfolio securities to cover such purchase commitments. When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in a Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Funds do not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of a Fund’s investment objective. Each Fund reserves the right to sell these securities before the settlement date if it is deemed advisable.

Regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many agreements with respect to when-issued, TBA and forward commitment transactions, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these new requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing agreements with respect to these transactions or to realize amounts to be received under such agreements.

* * * *

Regulation Regarding Derivatives. The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved Portfolio Information Distribution Guidelines (the “Policy”) regarding the disclosure of each Fund’s portfolio securities, as applicable, and other portfolio information. The purpose of the Policy is to ensure that (i) shareholders and prospective shareholders of the Funds have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no earlier or more frequently than shareholders and prospective shareholders.

Pursuant to the Policy, the Trust and the Manager may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s Portfolio Characteristics (as defined below) and Portfolio Holdings (as defined below). The Board of Trustees of the Trust and the Board of Directors of BlackRock have each approved the adoption by the Trust of the Policy, and employees of BlackRock are responsible for adherence to the Policy. The Board of Trustees provides ongoing oversight of the Trust’s and Manager’s compliance with the Policy.

Disclosure of material non-public information (“Confidential Information”) about a Fund’s Portfolio Holdings and/or Portfolio Characteristics is prohibited, except as provided in the Policy.

Confidential Information relating to a Fund may not be distributed to persons not employed by BlackRock unless the Fund has a legitimate business purpose for doing so and appropriate confidentiality obligations are in effect.

•	Portfolio Holdings: “Portfolio Holdings” are a Fund’s portfolio securities and other instruments, and include, but are not limited to:

•	for equity securities, information such as issuer name, CUSIP, ticker symbol, total shares and market value;

•	for fixed income securities, information such as issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value;

•	for all securities, information such as quantity, SEDOL, market price, yield, WAL, duration and convexity as of a specific date;

•	for derivatives, indicative data including, but not limited to, pay leg, receive leg, notional amount, reset frequency and trade counterparty; and

•

for trading strategies, specific portfolio holdings, including the number of shares held, weightings of particular holdings, trading details, pending or recent transactions and portfolio management plans to purchase or sell particular securities or allocation within particular sectors.

•

Portfolio Characteristics (excluding Liquidity Metrics): “Portfolio Characteristics” include, but are not limited to, sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, risk related information (e.g., value at risk, standard deviation), ROE, P/E, P/B, P/CF, P/S and EPS.

•

Additional characteristics specific to money market funds include, but are not limited to, historical daily and weekly liquid assets (as defined under Rule 2a-7) and historical fund net inflows and outflows.

•	Portfolio Characteristics — Liquidity Metrics:

•

“Liquidity Metrics” which seek to ascertain a Fund’s liquidity profile under BlackRock’s global liquidity risk methodology which include but are not limited to: (a) disclosure regarding the number of days needed to liquidate a portfolio or the portfolio’s underlying investments; and (b) the percentage of a Fund’s NAV invested in a particular liquidity tier under BlackRock’s global liquidity risk methodology.

•	The dissemination of position-level liquidity metrics data and any non-public regulatory data pursuant to SEC Rule 22e-4 (including SEC liquidity tiering) is not permitted unless pre-approved.

•

Disclosure of Liquidity Metrics pursuant to Section 3 of the Policy should be reviewed by BlackRock’s Risk and Quantitative Analysis Group and the relevant portfolio management team prior to dissemination.

Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the SEC (e.g., a fund’s annual report), through a press release or placement on a publicly-available internet website), or information derived or calculated from such public sources shall not be deemed Confidential Information.

Portfolio Holdings and Portfolio Characteristics may be disclosed in accordance with the below schedule.

Open-End Mutual Funds (Excluding Money Market Funds)

Time Periods for Portfolio Holdings
	Prior to 20 Calendar Days After Month-End	20 Calendar Days After Month-End To Public Filing
Portfolio Holdings	Cannot disclose without non-disclosure or confidentiality agreement and Chief Compliance Officer (“CCO”) approval.	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg), except with respect to Global Allocation funds* (whose portfolio holdings may be disclosed 40 calendar days after quarter-end based on the applicable fund’s fiscal year end) and BlackRock Core Bond Portfolio and BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V, BlackRock Strategic Global Bond Fund, Inc., Master Total Return Portfolio of Master Bond LLC and BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds II, Inc. (each of whose portfolio holdings may be disclosed 60 calendar days after month-end). If Portfolio Holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Time Periods for Portfolio Characteristics
Portfolio Characteristics (Excluding Liquidity Metrics)	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.*,**	May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers (e.g., Lipper, Morningstar and Bloomberg). If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics — Liquidity Metrics	Prior to 60 Calendar Days After Calendar Quarter-End	60 Calendar Days After Calendar Quarter-End
	Cannot disclose without non-disclosure or confidentiality agreement and CCO approval.	May disclose to shareholders, prospective shareholders, intermediaries and consultants; provided portfolio management has approved. If Liquidity Metrics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

* Global Allocation Exception: For purposes of portfolio holdings, Global Allocation funds include BlackRock Global Allocation Fund, Inc., BlackRock Global Allocation Portfolio of BlackRock Series Fund, Inc. and BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. Information on certain Portfolio Characteristics of BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio and BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate). Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the requirements set forth in these guidelines. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

** Strategic Income Opportunities Exception: Information on certain Portfolio Characteristics of BlackRock Strategic Income Opportunities Portfolio of BlackRock Funds V may be made available to shareholders, prospective shareholders, intermediaries, consultants and third party data providers, upon request on a more frequent basis as may be deemed appropriate by BlackRock from time-to-time. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Money Market Funds

Time Periods
	Prior to 5 Calendar Days After Month-End	5 Calendar Days After Month-End to Date of Public Filing
Portfolio Holdings

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following portfolio holdings information may be released as follows:

• Weekly portfolio holdings information released on the website at least one business day after week-end.

• Other information as may be required under Rule 2a-7 (e.g., name of issuer, category of investment, principal amount, maturity dates, yields).

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If portfolio holdings are disclosed to one party, they must also be disclosed to all other parties requesting the same information.
Portfolio Characteristics

Cannot disclose without non-disclosure or confidentiality agreement and CCO approval except the following information may be released on the Fund’s website daily:

• Historical NAVs calculated based on market factors (e.g., marked to market)

• Percentage of fund assets invested in daily and weekly liquid assets (as defined under Rule 2a-7)

• Daily net inflows and outflows

• Yields, SEC yields, WAM, WAL, current assets

• Other information as may be required by Rule 2a-7

May disclose to shareholders, prospective shareholders, intermediaries, consultants and third-party data providers. If Portfolio Characteristics are disclosed to one party, they must also be disclosed to all other parties requesting the same information.

Guidelines for Confidential and Non-Material Information. Confidential Information may be disclosed to the Trust’s Board of Trustees and its counsel, outside counsel for the Fund, the Fund’s auditors and to certain third-party service providers (i.e., fund administrator, custodian, proxy voting service) for which a non-disclosure or confidentiality agreement is in place with such service providers. With respect to Confidential Information, the Fund’s CCO or his or her designee may authorize the following, subject in the case of (ii) and (iii) to a confidentiality or non-disclosure arrangement:

(i) the preparation and posting of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to its website on a more frequent basis than authorized above;

(ii) the disclosure of the Fund’s Portfolio Holdings to third-party service providers not noted above; and

(iii) the disclosure of the Fund’s Portfolio Holdings and/or Portfolio Characteristics to other parties for legitimate business purposes.

Fact Sheets and Reports

•

Fund Fact Sheets are available to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.

•

Money Market Performance Reports are typically available to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month (and on a one day lag for certain institutional funds). They contain monthly money market Fund performance, rolling 12-month average and benchmark performance.

Other Information. The Policy shall also apply to other Confidential Information of a Fund such as performance attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Data on NAVs, asset levels (by total Fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants, and third-party data providers upon request, as soon as such data is available.

Contact Information. For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors should call the number set out on the back cover of the Funds’ prospectuses.

Compensation. Neither a Fund, a service provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form in connection with the disclosure of information about such Fund’s Portfolio Holdings or Portfolio Characteristics.

Ongoing Arrangements. The Manager has entered into ongoing agreements to provide selective disclosure of Fund Portfolio Holdings to the following persons or entities:

1.	Trust’s Board of Trustees and, if necessary, independent Trustees’ counsel and Fund counsel.

2.	Funds’ transfer agent.

3.	Funds’ Custodian.

4.	Funds’ Administrator, if applicable.

5.	Funds’ independent registered public accounting firm.

6.	Funds’ accounting services provider.

7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch.

8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data and iMoneyNet.

9.

Pricing Vendors — Refinitiv, ICE Data Services, Bloomberg, IHS Markit, JP Morgan Pricing-Direct, Loan Pricing Corporation, Valuation Research Corporation, Murray, Devine & Co., Inc. and WM Company PLC.

10.	Portfolio Compliance Consultants — Oracle Financial Services.

11.

Third-party feeder funds — Stock Index Fund, a series of Homestead Funds, Inc.; Transamerica Stock Index, a series of Transamerica Funds; and Alight Money Market Fund, a series of Alight Series Trust and their respective boards, sponsors, administrators and other service providers.

12.	Affiliated feeder funds — Treasury Money Market Fund (Cayman) and its board, sponsor, administrator and other service providers.

13.

Other — Investment Company Institute, Goldman Sachs Asset Management, L.P., Mizuho Asset Management Co., Ltd., Nationwide Fund Advisors, State Street Bank and Trust Company, Donnelley Financial Solutions, Inc., Silicon Valley Bank and BNY Mellon Markets.

With respect to each such arrangement, the Trust has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Trust, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Trust and BlackRock monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and BlackRock’s Codes of Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BlackRock’s compliance personnel under the supervision of the Trust’s CCO, monitor BlackRock’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BlackRock maintains an internal restricted list to prevent trading by the personnel of BlackRock or its affiliates in securities — including securities held by a Fund — about which BlackRock has Confidential Information. There can be no assurance, however, that the Trust’s policies and procedures with respect to the selective disclosure of Portfolio Holdings will prevent the misuse of such information by individuals or firms that receive such information.

INVESTMENT LIMITATIONS

The following is a complete list of investment limitations and policies applicable to each of the Funds or, as indicated below, to specific Funds, that may not be changed without the affirmative votes of the holders of a majority of each Fund’s outstanding shares (as defined below under “Miscellaneous — Shareholder Vote”):

1.	A Fund may not borrow money or issue senior securities except to the extent permitted under the 1940 Act.

2.

A Fund may not act as an underwriter of securities. A Fund will not be an underwriter for purposes of this limitation if it purchases securities in transactions in which the Fund would not be deemed to be an underwriter for purposes of the 1933 Act.

3.

A Fund may not make loans. The purchase of debt obligations, the lending of portfolio securities and the entry into repurchase agreements are not treated as the making of loans for purposes of this limitation.

4.

A Fund may not purchase or sell real estate. The purchase of securities secured by real estate or interests therein are not considered to be a purchase of real estate for the purposes of the limitation.

5.	A Fund may not purchase or sell commodities or commodities contracts.

6.

A Fund may, notwithstanding any other fundamental investment limitations, invest all of its assets in a single open-end investment company or series thereof with substantially the same investment objectives, restrictions and policies as the Fund.

7.

TempCash, TempFund and MuniCash: The Funds may not purchase the securities of any issuer if as a result more than 5% of the value of such Fund’s assets would be invested in the securities of such issuer except that up to 25% of the value of such Fund’s assets may be invested without regard to this 5% limitation.

8.

TempFund: TempFund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities, certificates of deposit, and bankers’ acceptances and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy. (The Fund interprets the exception for “certificates of deposit, and bankers’ acceptances” in this fundamental policy to include other similar obligations of domestic banks and interprets this exception to apply to certificates of deposit and other similar obligations of U.S. branches of foreign banks.)

9.

TempCash: TempCash may not purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the financial services industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry, provided that (a) there is no limitation with respect to investments in U.S. Treasury Bills and other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and (b) neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for purposes of this policy.

10.

California Money Fund and New York Money Fund: Each of these Funds may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

11.

MuniCash: (a) Under normal circumstances, the Fund may not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in a broad range of Municipal Obligations, the income from which, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, is exempt from regular federal income tax. In the alternative, at least 80% of the income distributed by the Fund will be exempt, in the opinion of issuers’ bond counsel or, in the case of derivative securities, sponsor’s counsel, from regular federal income tax.

(b) The Fund may not purchase any securities which would cause 25% or more of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or tax-exempt obligations issued or guaranteed by any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions.

12.

FedFund and T-Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities and repurchase agreements secured by such obligations.

13.

BlackRock Liquid Federal Trust Fund and Treasury Trust Fund: The Funds may not purchase any securities which would cause 25% or more of the value of such Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the federal government, its agencies and instrumentalities.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

1.

Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

* * *

For purposes of industry concentration policies applicable to MuniCash and industry concentration limitations applicable to New York Money Fund and California Money Fund, governments or political subdivisions of governments, or their agencies or instrumentalities that issue tax-exempt securities, are not considered to be members of any industry.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

General

Information on how to purchase and redeem each Fund’s shares is included in the applicable prospectuses. The issuance of shares is recorded on a Fund’s books. Share certificates are not issued for any shares.

The Funds are currently no longer accepting purchase orders for certain share classes as shown in the table below.

Fund	Share Class

TempCash	Administration Shares Cash Management Shares Cash Reserves Shares

TempFund	Select Shares

BlackRock Liquid Federal Trust Fund	Premier Shares

T-Fund	Private Client Shares

Treasury Trust Fund	Premier Shares

California Money Fund	Administration Shares Cash Management Shares Cash Reserves Shares Dollar Shares Private Client Shares Select Shares

MuniCash	Administration Shares Cash Management Shares Cash Reserves Shares

New York Money Fund	Administration Shares Cash Management Shares Cash Reserves Shares Dollar Shares Private Client Shares Select Shares

Shares of the Funds are only registered for sale in the United States and certain of its territories. Consequently, the Funds generally do not accept investments from non-U.S. residents.

The regulations of the Comptroller of the Currency provide that funds held in a fiduciary capacity by a national bank approved by the Comptroller to exercise fiduciary powers must be invested in accordance with the instrument establishing the fiduciary relationship and local law. The Trust believes that the purchase of shares of the Funds by such national banks acting on behalf of their fiduciary accounts is not contrary to applicable regulations if consistent with the particular account and proper under the law governing the administration of the account.

Upon receipt of a proper redemption request submitted in a timely manner and otherwise in accordance with the redemption procedures set forth in the Funds’ prospectuses and this SAI, the Funds will redeem the requested shares and make a payment to you in satisfaction thereof no later than the business day (two business days with respect to Premier Shares for those Premier Shares electing settlement two days after an order has been placed) following the redemption request. A Fund may postpone and/or suspend redemption and payment beyond one business day (two business days with respect to Premier Shares electing settlement two days after an order has been placed) only as follows:

a.	For any period during which there is a non-routine closure of the Federal Reserve wire system or applicable Federal Reserve Banks;

b.	For any period (1) during which the New York Stock Exchange (“NYSE”) is closed other than customary week-end and holiday closings or (2) during which trading on the NYSE is restricted;

c.

For any period during which an emergency exists as a result of which (1) disposal of securities owned by the Fund is not reasonably practicable or (2) it is not reasonably practicable for the Fund to fairly determine the NAV of shares of the Fund;

d.	For any period during which the SEC has, by rule or regulation, deemed that (1) trading shall be restricted or (2) an emergency exists;

e.	For any period that the SEC may by order permit for your protection;

f.

For any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws (as discussed below); or

g.

For any period during which an Institutional Fund, at the discretion of the Board, has temporarily suspended redemptions of shares due to a decline in the Institutional Fund’s weekly liquid assets pursuant to Rule 2a-7 (as discussed in the Funds’ prospectuses).

If the Board, including a majority of the non-interested Trustees, determines either that (1) a Fund has invested, at the end of a business day, less than 10% of its total assets in weekly liquid assets, or (2) in the case of a Government Fund, such Government Fund’s calculated NAV per share has deviated from $1.00 or such deviation is likely to occur; then the Board, subject to certain conditions, may in the case of a Fund that the Board has determined to liquidate irrevocably, suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Fund in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

In addition, if, in the opinion of the Trustees of the Trust, ownership of shares has or may become concentrated to an extent which would cause a Fund to be deemed a personal holding company, a Fund may compel the redemption of, reject any order for or refuse to give effect on the books of a Fund to the transfer of a Fund’s shares in an effort to prevent that consequence. A Fund may also redeem shares involuntarily if such redemption appears appropriate in light of a Fund’s responsibilities under the 1940 Act or otherwise. If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other property. Although Fund shares normally will be redeemed for cash upon receipt of a request in proper form, the Trust retains the right to redeem some or all of the Fund’s shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities and other assets selected from the Fund’s portfolio holdings at its discretion. In-kind payment means payment will be made in portfolio securities and other assets rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities and other assets to cash. In an in-kind redemption, a pro rata portion of a Fund’s portfolio holdings will generally be distributed to the redeeming shareholder. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. The redemption price is the NAV per share next determined after the initial receipt of proper notice of redemption. In certain instances, a Fund may redeem shares pro rata from each shareholder of record without payment of monetary consideration.

The Board will be permitted to impose a liquidity fee on redemptions from each Institutional Fund (up to 2%) or temporarily restrict redemptions from each Institutional Fund for up to 10 business days during a 90 day period under certain circumstances. Please see the Funds’ prospectuses for additional information about liquidity fees and redemption gates.

Any institution purchasing shares on behalf of separate accounts will be required to hold the shares in a single nominee name (a “Master Account”). Institutions investing in more than one of the portfolios, or classes of shares, must maintain a separate Master Account for each Fund’s class of shares. Institutions may also arrange with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) for certain sub-accounting services (such as purchase, redemption, and dividend record keeping). Sub-accounts may be established by name or number either when the Master Account is opened or later.

A Fund may authorize one or more Service Organizations to accept purchase and redemption orders on its behalf. Such Service Organizations may be authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. If you purchase or redeem shares through a Service Organization or its designee, that entity may have its own earlier deadlines for the receipt of the purchase or redemption order than those stated in the Funds’ prospectuses. A Fund will be deemed to have received a purchase or redemption order when a Service Organization or, if applicable, that Service Organization’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV per share next calculated after they are so accepted.

Dividend Accruals — Share Classes other than Premier Shares. Fund shares normally begin accruing dividends on the business day on which the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. However, if you buy shares through a Service Organization that has contracted with a Fund to trade through certain electronic platforms where same day cash settlement is impracticable, you will begin accruing dividends on the business day following the day the purchase order for the shares is effected and continue to accrue dividends through (and including) the business day on which such shares are redeemed.

Dividend Accruals — Premier Shares. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed.

If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Fund shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed.

The Funds have not entered into any arrangements with any person permitting frequent purchases and redemptions of Fund shares.

Shares of the Funds are only made available to institutional investors purchasing on their own behalf or on behalf of their customers except that Trustees of the Trust are eligible to purchase Institutional Shares of the Funds without regard to any minimum investment amount that would otherwise apply.

Each Fund may borrow from another BlackRock-advised Fund pursuant to the Interfund Lending Program in order to meet redemption requests, to the extent permitted by the Fund’s investment policies and restrictions, as set forth above under “Investment Limitations,” and subject to the conditions of the IFL Order, as described above under “Investment Strategies, Risks and Policies — Interfund Lending Program.”

Conversion of Bancroft Capital Shares to Institutional Shares. Bancroft Capital Shares are only available for purchase by clients of Bancroft Capital, LLC and its affiliates. If you are no longer a client of Bancroft Capital, LLC, you are not eligible to hold Bancroft Capital Shares and any Bancroft Capital Shares you hold will be converted to Institutional Shares of the same Fund (the “Bancroft Conversion”).

The Bancroft Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Bancroft Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Bancroft Capital Shares will also convert to Institutional Shares.

Conversion of Cabrera Capital Markets Shares to Institutional Shares. Cabrera Capital Markets Shares are only available for purchase by clients of Cabrera Capital Markets LLC and its affiliates. If you are no longer a client of Cabrera Capital Markets LLC, you are not eligible to hold Cabrera Capital Markets Shares and any Cabrera Capital Markets Shares you hold will be converted to Institutional Shares of the same Fund (the “Cabrera Conversion”).

The Cabrera Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Cabrera Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Cabrera Capital Markets Shares will also convert to Institutional Shares.

Conversion of Mischler Financial Group Shares to Institutional Shares. Mischler Financial Group Shares are only available for purchase by clients of Mischler Financial Group, Inc. and its affiliates. If you are no longer a client of Mischler Financial Group, Inc., you are not eligible to hold Mischler Financial Group Shares and any Mischler Financial Group Shares you hold will be converted to Institutional Shares of the same Fund (the “Mischler Conversion”).

The Mischler Conversion will occur on the basis of the relative NAV of the shares of the two applicable classes on the date of conversion, without the imposition of any sales load, fee or other charge. The Mischler Conversion will not be deemed a purchase or sale of the shares for U.S. federal income tax purposes. Shares acquired through reinvestment of dividends on Mischler Financial Group Shares will also convert to Institutional Shares.

Net Asset Value

NAV per share of each share in a particular Fund is calculated by adding the value of all portfolio securities and other assets belonging to a Fund, subtracting the Fund’s liabilities, and dividing the result by the number of outstanding shares in the Fund. “Assets belonging to” a Fund consist of the consideration received upon the issuance of Fund shares together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets not belonging to a particular portfolio. Assets belonging to a Fund are charged with the direct liabilities of that Fund and with a share of the general liabilities of the Trust allocated on a daily basis in proportion to the relative net assets of each series of the Trust. Determinations made in good faith and in accordance with generally accepted accounting principles by the Board as to the allocation of any assets or liabilities with respect to a Fund are conclusive. The expenses that are charged to a Fund are borne equally by each share of the Fund, and payments to Service Organizations are borne solely by the Administration Shares, Capital Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares, Plus Shares, Private Client Shares and Select Shares, as applicable.

Government Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Government Fund uses the amortized cost method of valuation pursuant to Rule 2a-7. Under this method, a Government Fund values each of its portfolio securities at cost on the date of purchase and thereafter assumes a constant proportionate accretion of any discount or amortization of any premium until maturity of the security. As a result, the value of a portfolio security for purposes of determining NAV normally does not change in response to fluctuating interest rates. While the amortized cost method seems to provide certainty in portfolio valuation, it may result in valuations of a Government Fund’s securities which are higher or lower than the market value of such securities.

The Board has also established procedures, pursuant to rules promulgated by the SEC, that are intended to stabilize each Government Fund’s NAV per share for purposes of sales and redemptions at $1.00. Such procedures include the determination at least daily, and at such other intervals as the Board deems appropriate, of the extent, if any, to which a Government Fund’s NAV per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviation from a Government Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten a Government Fund’s average portfolio maturity, redeeming shares in kind, reducing or withholding dividends, or utilizing a NAV per share determined by using available market quotations.

Institutional Funds

In computing the NAV of its shares for purposes of sales and redemptions, each Institutional Fund values its portfolio securities as described below and will quote its NAV per share to the fourth decimal place (e.g., $1.0000), which NAV per share is expected to fluctuate from time to time.

Valuation of assets held by each Institutional Fund is performed as follows:

Fixed Income Investments. Fixed-income securities for which market quotations are readily available are generally valued using such securities’ current market value. The Fund values fixed-income portfolio securities using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services, each in accordance with policies and procedures approved by the Board (the “Valuation Procedures”). The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The amortized cost method of valuation may be used with respect to debt obligations with 60 days or less remaining to maturity unless such method does not represent fair value. Certain fixed-income investments, including asset-backed and mortgage related securities, may be valued based on valuation models that consider the estimated cash flows of each tranche of the issuer, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Other Investment Companies. Shares of underlying open-end funds (including money market funds) are valued at NAV. Shares of underlying exchange-traded closed-end funds or other exchange-traded funds (“ETFs”) will be valued at their most recent closing price.

General Valuation Information. In determining the market value of portfolio investments, the Fund may employ independent third party pricing services, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specified inputs and assumptions. This may result in the assets being valued at a price different from the price that would have been determined had the matrix or formula method not been used. The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. All cash, receivables and current payables are carried on the Fund’s books at their fair value.

Prices obtained from independent third party pricing services, broker-dealers or market makers to value each Institutional Fund’s securities and other assets and liabilities are based on information available at the time the Institutional Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which the Institutional Fund valued such security, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.

In the event that application of the methods of valuation discussed above result in a price for a security which is deemed not to be representative of the fair market value of such security, the security will be valued by, under the direction of or in accordance with a method approved by the Board as reflecting fair value. All other assets and liabilities (including securities for which market quotations are not readily available) held by an Institutional Fund (including restricted securities) are valued at fair value as determined in good faith by the Board or BlackRock’s Valuation Committee (the “Valuation Committee”) (its delegate) pursuant to the Valuation Procedures.

Certain of the securities acquired by the Institutional Funds may be traded on foreign exchanges or OTC markets on days on which an Institutional Fund’s NAV is not calculated. In such cases, the NAV of an Institutional Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

Fair Value. When market quotations are not readily available or are believed by the Manager to be unreliable, the Fund’s investments are valued at fair value (“Fair Value Assets”). Fair Value Assets are valued by the Manager in accordance with the Valuation Procedures. The Manager may reasonably conclude that a market quotation is not readily available or is unreliable if, among other things, a security or other asset or liability does not have a price source due to its complete lack of trading, if the Manager believes a market quotation from a broker-dealer or other source is unreliable (e.g., where it varies significantly from a recent trade, or no longer reflects the fair value of the security or other asset or liability subsequent to the most recent market quotation), where the security or other asset or liability is only thinly traded or due to the occurrence of a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if the Manager determines, in its reasonable business judgment, that an event has occurred after the close of trading for an asset or liability but prior to or at the time of pricing the Fund’s assets or liabilities, is likely to cause a material change to the last exchange closing price or closing market price of one or more assets or liabilities held by the Fund. On any day the NYSE is open and a foreign market or the primary exchange on which a foreign asset or liability is traded is closed, such asset will be valued using the prior day’s price, provided that the Manager is not aware of any significant event or other information that would cause such price to no longer reflect the fair value of the asset or liability, in which case such asset or liability would be treated as a Fair Value Asset.

The Manager, with input from portfolio management, will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to the Valuation Committee. The Valuation Committee may accept, modify or reject any recommendations. In addition, the Institutional Funds’ accounting agent periodically endeavors to confirm the prices it receives from all third party pricing services, index providers and broker-dealers, and, with the assistance of the Manager, to regularly evaluate the values assigned to the securities and other assets and liabilities of the Institutional Funds. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

When determining the price for a Fair Value Asset, the Valuation Committee will seek to determine the price that an Institutional Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction on the date on which the asset or liability is being valued, and does not seek to determine the price an Institutional Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. Fair value determinations will be based upon all available factors that the Valuation Committee deems relevant at the time of the determination, and may be based on analytical values determined by the Manager using proprietary or third party valuation models.

Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an investment, one or more fair value methodologies may be used (depending on certain factors, including the asset type). For example, the investment may be initially priced based on the original cost of the investment or, alternatively, using proprietary or third-party models that may rely upon one or more unobservable inputs. Prices of actual, executed or historical transactions in the relevant investment (or comparable instruments) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar instruments, may also be used as a basis for establishing the fair value of an investment. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining an Institutional Fund’s NAV. As a result, an Institutional Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Each Institutional Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements.

Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect an Institutional Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to the Institutional Fund’s inability to obtain a third-party determination of fair market value. The SEC recently adopted new Rule 2a-5 under the Investment Company Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact the Fund’s valuation policies. The Fund will not be required to comply with the new rule until September 8, 2022.

MANAGEMENT OF THE FUNDS

Information on Trustees and Officers

The Board consists of fourteen individuals (each, a “Trustee”), twelve of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by the Manager or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (each, a “BlackRock Fund Complex”). The Trust is included in the BlackRock Fund Complex referred to as the BlackRock Multi-Asset Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the BlackRock Multi-Asset Complex.

The Board has overall responsibility for the oversight of the Trust and each Fund. The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee. The role of the Chair of the Board is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of Fund management, in executive session or with other service providers to each Fund. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged the Manager to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Manager, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, the Trust’s charter, and each Fund’s investment objective and strategies. The Board reviews, on an ongoing basis, each Fund’s performance, operations and investment strategies and techniques. The Board also conducts reviews of the Manager and its role in running the operations of each Fund.

Day-to-day risk management with respect to each Fund is the responsibility of the Manager or of sub-advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Manager. Each Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Manager and the sub-advisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for each Fund, sub-advisers and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by each Fund and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Trust’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

Audit Committee. The members of the Audit Committee (the “Audit Committee”) are Henry R. Keizer (Chair), Neil A. Cotty and Kenneth L. Urish, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve, and recommend to the full Board for approval, the selection, retention, termination and compensation of each Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for each Fund; (3) review the conduct and results of each independent audit of each Fund’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Fund management regarding the accounting or financial reporting policies and practices of each Fund and the internal controls of each Fund and certain service providers; (5) oversee the performance of each Fund’s Independent Registered Public Accounting Firm; (6) review and discuss with management and each Fund’s Independent Registered Public Accounting Firm the performance and findings of each Fund’s internal auditors; (7) discuss with Fund management its policies regarding risk assessment and risk management as such matters relate to each Fund’s financial reporting and controls; (8) resolve any disagreements between Fund management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended October 31, 2020, the Audit Committee met four times.

Governance and Nominating Committee. The members of the Governance and Nominating Committee (the “Governance Committee”) are Cynthia A. Montgomery (Chair), Bruce R. Bond, Susan J. Carter, Collette Chilton and Joseph P. Platt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of the Trust and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended October 31, 2020, the Governance Committee met four times.

Compliance Committee. The members of the Compliance Committee (the “Compliance Committee”) are Lena G. Goldberg (Chair), Bruce R. Bond, Joseph P. Platt, Kenneth L. Urish and Claire A. Walton, all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Trust, the fund-related activities of BlackRock and any sub-adviser and the Trust’s third-party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Trust and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate, recommend policies concerning the Trust’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the Trust’s Chief Compliance Officer (the “CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended October 31, 2020, the Compliance Committee met four times.

Performance Oversight Committee. The members of the Performance Oversight Committee (the “Performance Oversight Committee”) are Donald C. Opatrny (Chair), Susan J. Carter, Collette Chilton, Neil A. Cotty and Claire A. Walton, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee each Fund’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on, and make recommendations to the full Board in respect of, each Fund’s investment objective, policies and practices; (2) review information on each Fund’s investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of each Fund and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight

Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended October 31, 2020, the Performance Oversight Committee met four times.

Ad Hoc Topics Committee. The members of the Ad Hoc Topics Committee (the “Ad Hoc Topics Committee”) are Mark Stalnecker (Chair) and Lena G. Goldberg, both of whom are Independent Trustees, and John M. Perlowski, who serves as an interested Trustee. The principal responsibilities of the Ad Hoc Topics Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Ad Hoc Topics Committee by the Board. The Board has adopted a written charter for the Ad Hoc Topics Committee. During the fiscal year ended October 31, 2020, the Ad Hoc Topics Committee did not meet.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with each Fund’s investment adviser, sub-advisers, other service providers, counsel and the Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees.

Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve on the Board.

Trustees	Experience, Qualifications and Skills

Independent Trustees

Bruce R. Bond	Bruce R. Bond has served for approximately 20 years on the board of registered investment companies, having served as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy-BlackRock funds and the State Street Research Mutual Funds. He also has executive management and business experience, having served as president and chief executive officer of several communications networking companies. Mr. Bond also has corporate governance experience from his service as a director of a computer equipment company.

Susan J. Carter	Susan J. Carter has over 35 years of experience in investment management. She has served as President & Chief Executive Officer of Commonfund Capital, Inc. (“CCI”), a registered investment adviser focused on non-profit investors, from 1997 to 2013, Chief Executive Officer of CCI from 2013 to 2014 and Senior Advisor to CCI in 2015. Ms. Carter also served as trustee to the Pacific Pension Institute from 2014 to 2018. She currently serves as trustee to the Financial Accounting Foundation, Advisory Board Member for the Center for Private Equity and Entrepreneurship at Tuck School of Business, Board Member for Girls Who Invest, Advisory Board Member for Bridges Fund Management and Practitioner Advisory Board Member for Private Capital Research Institute (“PCRI”). These positions have provided her with insight and perspective on the markets and the economy.

Collette Chilton	Collette Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy.

Trustees	Experience, Qualifications and Skills

Neil A. Cotty	Neil A. Cotty has more than 30 years of experience in the financial services industry, including 19 years at Bank of America Corporation and its affiliates, where he served, at different times, as the Chief Financial Officer of various businesses including Investment Banking, Global Markets, Wealth Management and Consumer and also served ten years as the Chief Accounting Officer for Bank of America Corporation. Mr. Cotty has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Lena G. Goldberg	Lena G. Goldberg has more than 20 years of business and oversight experience, most recently through her service as a senior lecturer at Harvard Business School. Prior thereto, she held legal and management positions at FMR LLC/Fidelity Investments as well as positions on the boards of various Fidelity subsidiaries over a 12-year period. She has additional corporate governance experience as a member of board and advisory committees for privately held corporations and non-profit organizations. Ms. Goldberg also has more than 17 years of legal experience as an attorney in private practice, including as a partner in a law firm.

Henry R. Keizer	Henry R. Keizer brings over 40 years of executive, financial, operational, strategic and global expertise gained through his 35 year career at KPMG, a global professional services organization and by his service as a director to both publicly and privately held organizations. He has extensive experience with issues facing complex, global companies and expertise in financial reporting, accounting, auditing, risk management, and regulatory affairs for such companies. Mr. Keizer’s experience also includes service as an audit committee chair to both publicly and privately held organizations across numerous industries including professional services, property and casualty reinsurance, insurance, diversified financial services, banking, direct to consumer, business to business and technology. Mr. Keizer is a certified public accountant and also served on the board of the American Institute of Certified Public Accountants. Mr. Keizer has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Donald C. Opatrny	Donald C. Opatrny has more than 39 years of business, oversight and executive experience, including through his service as president, director and investment committee chair for academic and not-for-profit organizations, and his experience as a partner, managing director and advisory director at Goldman Sachs for 32 years. He also has investment management experience as a board member of Athena Capital Advisors LLC.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Mark Stalnecker	Mark Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of certain BlackRock-advised Funds and predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Claire A. Walton	Claire A. Walton has over 25 years of experience in investment management. She has served as the Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015, an investment manager that specialized in long/short non-U.S. equity investments, and has been an owner and General Partner of Neon Liberty Capital Management, LLC since 2003, a firm focusing on long/short equities in global emerging and frontier markets. These positions have provided her with insight and perspective on the markets and the economy.

Interested Trustees

Robert Fairbairn	Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Board with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

Trustees	Experience, Qualifications and Skills

John M. Perlowski	John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the BlackRock-advised Funds provides him with a strong understanding of the BlackRock-advised Funds, their operations, and the business and regulatory issues facing the BlackRock-advised Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Board with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Fixed-Income Complex.

Biographical Information

Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the BlackRock-advised Funds and any currently held public company and other investment company directorships.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Independent Trustees

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	30 RICs consisting of 157 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	30 RICs consisting of 157 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, CCI (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, PCRI since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.	30 RICs consisting of 157 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	30 RICs consisting of 157 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	30 RICs consisting of 157 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)	Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President — Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	30 RICs consisting of 157 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	30 RICs consisting of 157 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 157 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.	30 RICs consisting of 157 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	30 RICs consisting of 157 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	30 RICs consisting of 157 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	30 RICs consisting of 157 Portfolios	None

Interested Trustees[4]

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	104 RICs consisting of 260 Portfolios	None

John M. Perlowski[5] 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	106 RICs consisting of 262 Portfolios	None

[1]	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]	Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.
[3]	Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.
[4]	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.
[5]	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Certain biographical and other information relating to the officers of the Trust who are not Trustees is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Officers Who Are Not Trustees

Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

[1]	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
[2]	Officers of the Trust serve at the pleasure of the Board.

Share Ownership

Information relating to each Trustee’s share ownership in the Funds and in all BlackRock-advised Funds that are currently overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2020 is set forth in the chart below.

Name	Dollar Range of Equity Securities in FedFund	Dollar Range of Equity Securities in MuniCash	Dollar Range of Equity Securities in TempCash, TempFund, BlackRock Liquid Federal Trust Fund, T-Fund, Treasury Trust Fund, California Money Fund and New York Money Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds

Independent Trustees:

Bruce R. Bond	None	None	None	Over $100,000

Susan J. Carter	None	None	None	Over $100,000

Collette Chilton	None	None	None	Over $100,000

Neil A. Cotty	None	Over $100,000	None	Over $100,000

Lena G. Goldberg	None	None	None	Over $100,000

Henry R. Keizer	None	None	None	Over $100,000

Cynthia A. Montgomery	None	None	None	Over $100,000

Donald C. Opatrny	None	None	None	Over $100,000

Joseph P. Platt	None	None	None	Over $100,000

Mark Stalnecker	None	None	None	Over $100,000

Kenneth L. Urish	None	None	None	Over $100,000

Claire A. Walton	None	None	None	Over $100,000

Interested Trustees:

Robert Fairbairn	Over $100,000	None	None	Over $100,000

John M. Perlowski	None	$1-$10,000	None	Over $100,000

As of October 5, 2021, the Trustees and officers of the Trust as a group owned an aggregate of less than 1% of any class of the outstanding shares of each Fund. As of December 31, 2020, none of the Independent Trustees of the Trust or their immediate family members owned beneficially or of record any securities of each Fund’s investment adviser, sub-adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.

Compensation of Trustees

Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $300,000 per year for his or her services as a board member of the BlackRock-advised Funds in the BlackRock Multi-Asset Complex, including the Trust, and a $20,000 board meeting fee to be paid for each in-person board meeting attended (and may receive a board meeting fee for telephonic attendance at board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid as compensation an additional annual retainer of $30,000, respectively. The Chair of the Boards is paid an additional annual retainer of $120,000.

The following tables set forth the compensation the Trust paid to the Trustees on behalf of the Funds for the fiscal year ended October 31, 2020 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2020.

Name	Compensation from TempCash	Compensation from TempFund	Compensation from Federal Trust Fund	Compensation from FedFund	Compensation from T-Fund	Compensation from Treasury Trust Fund

Independent Trustees:

Bruce R. Bond	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Susan J. Carter	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Collette Chilton	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Neil A. Cotty	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Lena G. Goldberg[2]	$7,638	$7,916	$4,228	$23,280	$23,420	$23,669

Robert M. Hernandez[3]	$556	$833	$326	$1,694	$1,834	$2,083

Henry R. Keizer[4]	$7,638	$7,916	$4,228	$23,280	$23,420	$23,669

Cynthia A. Montgomery[5]	$7,638	$7,916	$4,228	$23,280	$23,420	$23,669

Donald C. Opatrny[6]	$7,638	$7,916	$4,228	$23,280	$23,420	$23,669

Joseph P. Platt	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Mark Stalnecker[7]	$8,441	$8,719	$5,857	$25,603	$25,742	$25,992

Kenneth L. Urish	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Claire A. Walton	$7,371	$7,649	$3,685	$22,506	$22,645	$22,895

Interested Trustees:

Robert Fairbairn	None	None	None	None	None	None

John M. Perlowski	None	None	None	None	None	None

Name	Compensation from California Money Fund	Compensation from MuniCash	Compensation from New York Money Fund	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[1]

Independent Trustees:

Bruce R. Bond	$797	$4,182	$771	None	$400,000

Susan J. Carter	$797	$4,182	$771	None	$400,000

Collette Chilton	$797	$4,182	$771	None	$400,000

Neil A. Cotty	$797	$4,182	$771	None	$400,000

Lena G. Goldberg[2]	$881	$4,742	$836	None	$430,000

Robert M. Hernandez[3]	$155	$556	$152	None	N/A

Henry R. Keizer[4]	$881	$4,742	$836	None	$430,000

Cynthia A. Montgomery[5]	$881	$4,742	$836	None	$430,000

Donald C. Opatrny[6]	$881	$4,742	$836	None	$430,000

Joseph P. Platt	$797	$4,182	$771	None	$400,000

Mark Stalnecker[7]	$1,133	$6,422	$1,030	None	$520,000

Kenneth L. Urish	$797	$4,182	$771	None	$400,000

Claire A. Walton	$797	$4,182	$771	None	$400,000

Interested Trustees:

Robert Fairbairn	None	None	None	None	None

John M. Perlowski	None	None	None	None	None

[1]	For the number of BlackRock-advised Funds from which each Trustee receives compensation, see the Biographical Information chart beginning on page I-34.
[2]	Chair of the Compliance Committee.
[3]	Mr. Hernandez retired as a Trustee of the Trust effective December 31, 2019.
[4]	Chair of the Audit Committee.
[5]	Chair of the Governance Committee.
[6]	Chair of the Performance Oversight Committee.
[7]	Chair of the Board and Chair of the Ad Hoc Topics Committee.

Management Services

BlackRock provides both investment advisory and administration services to the Trust under a management agreement (the “Management Agreement”). The advisory services provided by BlackRock under the Management Agreement are described under the “Investment Strategies, Risks and Policies — Portfolio Transactions” section above and in the Funds’ prospectuses.

The administrative services provided by BlackRock under the Management Agreement are as follows: (i) assist generally in supervising the Funds’ operations, including providing for (a) the preparation, supervision and mailing of purchase and redemption order confirmations to shareholders of record, (b) the operation of an automated data processing system to process purchase and redemption orders, (c) maintenance of a back-up procedure to reconstruct lost purchase and redemption data, (d) distribution of information concerning the Funds to their shareholders of record, (e) handling shareholder problems, (f) the services of employees to preserve and strengthen shareholder relations, and (g) the monitoring of arrangements pertaining to the Funds’ agreements with Service Organizations; (ii) assure that persons are available to receive and transmit purchase and redemption orders; (iii) participate in the periodic updating of the Funds’ prospectuses; (iv) accumulate information for and coordinate the preparation of reports to the Funds’ shareholders and the SEC; (v) maintain the registration of the Funds’ shares for sale under state securities laws; (vi) provide for Fund accounting services; and (vii) assist in the monitoring of regulatory and legislative developments which may affect the Trust, participate in counseling and assist the Trust in relation to routine regulatory examinations and investigations, and work with the Trust’s counsel in connection with regulatory matters and litigation. The Management Agreement authorizes BlackRock to engage sub-contractors to provide any or all of the services provided for under the Management Agreement. As discussed under “Accounting Services” below, BlackRock has engaged JPMorgan Chase Bank, N.A. (“JPM”), pursuant to a separate agreement, to provide accounting services and certain other administrative services to the Funds.

For the advisory and administration services provided and expenses assumed by it under the Management Agreement, BlackRock is entitled to receive the following annual management fees computed daily and payable monthly based upon each Fund’s average daily net assets and calculated as follows:

Fund	TempFund	TempCash and MuniCash	California Money Fund and New York Money Fund

Management Fee	.350% of the first $1 billion	.350% of the first $1 billion	.375% of the first $1 billion

	.300% of the next $1 billion	.300% of the next $1 billion	.350% of the next $1 billion

	.250% of the next $1 billion	.250% of the next $1 billion	.325% of the next $1 billion

	.200% of the next $1 billion	.200% of the next $1 billion	.300% of amounts in excess of $3 billion.

	.195% of the next $1 billion	.195% of the next $1 billion

	.190% of the next $1 billion	.190% of the next $1 billion

	.180% of the next $1 billion	.185% of the next $1 billion

	.175% of the next $1 billion	.180% of amounts in excess of $7 billion.

.170% of amounts in excess of $8 billion.

The management fee of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund is equal to Calculation A plus Calculation B as follows:

Calculation A	Calculation B

.175% of the first $1 billion*	.175% of the first $1 billion**

.150% of the next $1 billion*	.150% of the next $1 billion**

.125% of the next $1 billion*	.125% of the next $1 billion**

Calculation A	Calculation B

.100% of the next $1 billion*	.100% of amounts in excess of $3 billion.**

.095% of the next $1 billion*

.090% of the next $1 billion*

.085% of the next $1 billion*

.080% of amounts in excess of $7 billion.*

*	Based on the combined average net assets of BlackRock Liquid Federal Trust Fund, FedFund, T-Fund and Treasury Trust Fund.
**	Based on the average net assets of the Fund whose management fee is being calculated.

BlackRock has agreed to cap each Fund’s combined management fees plus miscellaneous/other expenses (excluding: (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), at the levels shown below and in a Fund’s fees and expenses table in each Fund’s “Fund Overview” section of the prospectuses. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses for each Fund if these expenses exceed a certain limit as indicated in the table below.

Contractual Caps[1] on Combined Management Fees and Miscellaneous/Other Expenses[2] (excluding certain Fund expenses)

TempCash	0.18%

TempFund	0.18%

BlackRock Liquid Federal Trust Fund	0.17%

FedFund	0.17%

T-Fund	0.17%

Treasury Trust Fund	0.17%

California Money Fund	0.20%

MuniCash	0.20%

New York Money Fund	0.20%

[1]	The contractual caps for the Funds are in effect through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	As a percentage of average daily net assets.

Pursuant to the Management Agreement, BlackRock may from time to time employ such person or persons as BlackRock believes to be capable of assisting in the performance of its obligations under the Management Agreement (each a “Sub-Contractor”) and to terminate the services of any such person; provided, however, that the compensation of such person or persons will be paid by BlackRock and that BlackRock will be as fully responsible to the Trust for the acts and omissions of any such person as it is for its own acts and omissions; and provided further, that the retention of any Sub-Contractor will be approved by the Trustees and shareholders to the extent required by the 1940 Act.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, with respect to TempCash and TempFund, pursuant to which BlackRock pays the Sub-Adviser for providing services to BlackRock with respect to that portion of each Fund for which it acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to BlackRock under the Management Agreement.

Set forth below are the management fees paid by each Fund to the Manager (which include amounts paid by the Manager to the Sub-Adviser, as applicable) and the management fees waived and/or reimbursed by the Manager, for the periods indicated.

	Fiscal Year Ended October 31, 2020			Fiscal Year Ended October 31, 2019			Fiscal Year Ended October 31, 2018
Fund	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager	Fees Paid to the Manager	Fees Waived by the Manager	Fees Reimbursed by the Manager

TempCash	$22,899,260	$5,220,759	$0	$17,955,735	$6,085,682	$0	$8,540,538	$4,509,613	$0

TempFund	$23,011,727	$4,782,621	$0	$26,084,796	$5,063,955	$6,525	$27,164,580	$5,395,035	$22,784

BlackRock Liquid Federal Trust Fund	$9,740,144	$2,669,123	$0	$7,189,114	$2,369,448	$0	$7,131,041	$2,297,663	$0

FedFund	$259,777,730	$22,787,869	$0	$175,803,829	$16,418,479	$11,380	$171,517,721	$18,080,183	$39,739

T-Fund	$161,115,619	$16,323,373	$0	$131,031,857	$14,697,867	$13,345	$128,171,355	$15,231,805	$46,596

Treasury Trust Fund	$103,578,174	$11,410,701	$0	$67,266,785	$9,074,094	$2,760	$53,524,555	$8,301,155	$9,635

California Money Fund	$1,169,683	$851,601	$0	$1,220,236	$867,145	$4,293	$195,497	$189,636	$72,517

MuniCash	$14,900,288	$4,472,475	$0	$12,376,707	$3,856,381	$0	$11,701,651	$3,943,968	$0

New York Money Fund	$933,156	$712,042	$1,456	$549,574	$499,858	$31,953	$83,249	$83,249	$171,667

Potential Conflicts of Interest

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to the Funds and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund.

When BlackRock seeks to purchase or sell the same assets for client accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on the Fund. In situations in which clients of BlackRock (including the Funds) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

In addition, to the extent permitted by applicable law, certain Funds may invest their assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

In certain circumstances, BlackRock, on behalf of the Funds, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including the Funds, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for the Funds. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) that it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

The Funds may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of the Funds, the investment management fee amounts paid by the Funds to BlackRock may also increase. The liquidity of a Fund may be impacted by redemptions of the Fund by model-driven investment portfolios.

In addition, certain principals and certain employees of a Fund’s investment adviser are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. BlackRock will receive certain payments for licensing intellectual property belonging to BlackRock and for facilitating provision of data in connection with such derivative products, which may include payments based on the trading volumes of, or revenues generated by, the derivative products. The Funds and other accounts managed by BlackRock may from time to time transact in such derivative products where permitted by the Fund’s investment strategy, which could contribute to the viability of such derivative products by making them more appealing to funds and accounts managed by third parties, and in turn lead to increased payments to BlackRock. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of the Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent such transactions are permitted, a Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on the Funds. Index based funds may use an index provider that is affiliated with another service provider of the Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, BlackRock may take commercial steps in its own interests, which may have an adverse effect on the Funds.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock in evaluating the Fund’s creditworthiness.

BlackRock Investment Management, LLC (“BIM”), an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, the Funds. BlackRock may receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies certain clients and/or funds against a shortfall in collateral in the event of borrower default. BlackRock calculates, on a regular basis, its potential dollar exposure to the risk of collateral shortfall upon counterparty default (“shortfall risk”) under the securities lending program for both indemnified and non-indemnified clients. On a periodic basis, BlackRock also determines the maximum amount of potential indemnified shortfall risk arising from securities lending activities (“indemnification exposure limit”) and the maximum amount of counterparty-specific credit exposure (“credit limits”) BlackRock is willing to assume as well as the program’s operational complexity. BlackRock oversees the risk model that calculates projected shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower counterparty credit characteristics. When necessary, BlackRock may further adjust other securities lending program attributes by restricting eligible collateral or reducing counterparty credit limits. As a result, the management of the indemnification exposure limit may affect the amount of securities lending activity BlackRock may conduct at any given point in time and impact indemnified and non-indemnified clients by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e. indemnification exposure limit and counterparty credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under the European Union’s (the “EU”) Markets in Financial Instruments Directive, EU investment managers, including BIL which acts as a sub-adviser to certain Funds, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, the Funds, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter (“OTC”) transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for its own accounts. A large redemption of shares of a Fund by BlackRock could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-advised funds or other clients of BlackRock have an investment.

BlackRock and Chubb Limited (“Chubb”), a public company whose securities are held by BlackRock-advised funds and other accounts, partially funded the creation of a re-insurance company (“Re Co”) pursuant to which each has approximately a 9.9% ownership interest and each has representation on the board of directors. Certain employees and executives of BlackRock have a less than 1/2 of 1% ownership interest in Re Co. BlackRock manages the investment portfolio of Re Co, which is held in a wholly-owned subsidiary. Re Co participates as a reinsurer with reinsurance contracts underwritten by subsidiaries of Chubb.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of the Funds. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Additional Purchase and Redemption Information — Net Asset Value” in this SAI, when market quotations are not readily available or are believed by BlackRock to be unreliable, a Fund’s investments are valued at fair value by the Valuation Committee, in accordance with the Valuation Procedures. When determining a “fair value price,” the Valuation Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the Valuation Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL, BlackRock and BIL each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another Fund or accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), the Funds may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

The investment activities of BlackRock for its proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership restrictions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by BlackRock for its proprietary accounts and for client accounts (including the Funds) that may not be exceeded without the grant of a license or other regulatory or corporate consent, or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock on behalf of its clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict, forgo or limit the exercise of rights (including transferring, outsourcing or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients (including the Funds), taking into consideration benchmark weight and investment strategy. When ownership in certain securities nears an applicable threshold, BlackRock may limit purchases in such securities to the issuer’s weighting in the applicable benchmark used by BlackRock to manage the Fund. If client (including Fund) holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to sell down these positions to meet the applicable limitations. In these cases, benchmark overweight positions will be sold prior to benchmark positions being reduced to meet applicable limitations.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, the Funds may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. BlackRock is not obligated to license its indices to any Fund and the Funds are under no obligation to use BlackRock indices. Any Fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may not serve as an Authorized Participant in the creation and redemption of BlackRock-advised ETFs.

BlackRock may enter into contractual arrangements with third-party service providers to the Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. To the extent that BlackRock is responsible for paying these service providers out of its management fee, the benefits of any such fee discounts or concessions may accrue, in whole or in part, to BlackRock.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by Fund service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including the Funds, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect Fund fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

Accounting Services

JPM (the “Accounting Services Provider”) serves as the accounting services provider for the Funds. Among other services, JPM maintains records of purchases and sales of securities, receipts and disbursements of cash and other debits and credits; keeps accounting journals and ledgers; records capital share transactions; calculates expense caps, waivers and recoupments (if any); computes each Fund’s net income and capital gains and dividends payable; calculates and reports NAV; works with independent pricing sources; reconciles securities and cash positions with each Fund’s custodian; prepares certain financial statements, notices and reports; and prepares certain tax reports. In connection with its accounting services, JPM also provides certain administrative services.

The table below shows the amounts paid by BlackRock to the Accounting Services Provider for accounting services on behalf of each Fund for the past three fiscal years:

	Amount Paid to the Accounting Services Provider for Services Provided to
For the Fiscal Year Ended October 31,	TempCash	TempFund	Federal Trust Fund	FedFund	T-Fund

2020	$172,106	$174,074	$99,473	$1,482,821	$1,177,669

2019	$146,401	$205,138	$82,519	$1,371,664	$1,013,436

2018	$80,280	$215,149	$80,478	$1,329,561	$1,002,413

For the Fiscal Year Ended October 31,	Treasury Trust Fund	California Money Fund	MuniCash	New York Money Fund

2020	$755,408	$63,223	$115,038	$62,632

2019	$540,598	$62,666	$101,084	$60,515

2018	$437,147	$44,418	$95,920	$43,965

Distributor

BRIL serves as the distributor of each Fund’s shares. BRIL, an indirect wholly-owned subsidiary of BlackRock, Inc., is a Delaware limited liability corporation and has its principal offices at 40 East 52nd Street, New York, New York 10022. BlackRock is an affiliate of BRIL. Each Fund’s shares are sold on a continuous basis by the distributor as agent, although it is not obliged to sell any particular amount of shares. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Funds (excluding preparation and printing expenses necessary for the continued registration of the Fund shares). The distributor prepares or reviews, provides advice with respect to, and files with the federal and state agencies or other organizations as required by federal, state or other applicable laws and regulations, all sales literature (advertisements, brochures and shareholder communications) for each of the Funds and any class or subclass thereof.

Custodian

JPM, which has its principal offices at 383 Madison Avenue, New York, New York 10179, and The Bank of New York Mellon, which has its principal offices at 240 Greenwich, New York, New York 10286, each serve as a custodian for each Fund. Among other responsibilities, JPM maintains a custody account or accounts in the name of the Funds, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, and collects and receives all income and other payments and distributions on account of the assets of the Funds. Additionally, The Bank of New York Mellon maintains a custody account or accounts in the name of the Funds for the limited purpose of holding certain cash assets of the Funds.

Transfer Agent

BNY Mellon Investment Servicing (US) Inc., which has its principal offices at 301 Bellevue Parkway, Wilmington, DE 19809, serves as the transfer agent and dividend disbursing agent for each Fund.

Service Organizations

The Funds may enter into agreements with institutional investors (previously defined as “Service Organizations”) requiring them to provide certain services to their customers who beneficially own shares of the Funds. The Trust’s agreements with Service Organizations are governed by plans (comprised of a “Shareholder Services Plan” for each of the Administration, Cash Management, Cash Plus, Cash Reserve, Dollar and Capital Shares; the “Cash Plus Shares Distribution Plan” for the Cash Plus Shares; the “Distribution and Services Plan” for the Plus Shares; and a “Shareholders Services Plan” and “Distribution Plan” for each of the Private Client and Select Shares), which have been adopted by the Board pursuant to applicable rules and regulations of the SEC (collectively, the “Plans”). Pursuant to the Plans, the Board reviews, at least quarterly, a written report of the amounts expended under the Trust’s agreements with

Service Organizations and the purposes for which the expenditures were made. In addition, the Trust’s arrangements with Service Organizations must be approved annually by a majority of the Trust’s Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements.

Pursuant to the Dollar Shareholder Services Plan, each of the Funds may enter into agreements with Service Organizations requiring them to provide services to their customers who beneficially own Dollar Shares in consideration of 0.25% (on an annualized basis) of the average daily NAV of the Dollar Shares held by the Service Organizations for the benefit of their customers. Such services provided by a Service Organization may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) aggregating and processing purchase and redemption requests from shareholders and placing net purchase and redemption orders with the distributor; (iv) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (v) processing dividend payments from the particular Fund on behalf of shareholders; (vi) providing information periodically to shareholders showing their positions in Dollar Shares; (vii) arranging for bank wires; (viii) responding to shareholder inquiries relating to a particular Fund or the services performed by the Service Organization; (ix) providing sub-accounting with respect to a Fund’s shares beneficially owned by shareholders or the information necessary for sub-accounting; (x) if required by law, forwarding shareholder communications from the particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; and (xi) other similar services to the extent permitted under applicable statutes, rules or regulations.

Pursuant to the Administration Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Administration Shares, in consideration of 0.10% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of their shareholders. Services provided by the Service Organizations may include: (i) answering shareholder inquiries regarding account status and history, the manner in which purchases, exchanges and redemption of shares may be effected and certain other matters pertaining to the shareholders’ investments; and (ii) assisting shareholders in designating and changing dividend options, account designations and addresses.

Pursuant to the Capital Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Capital Shares, in consideration of 0.05% (on an annualized basis) of the average daily NAV of the shares held by the Service Organization for the benefit of its shareholders. Services provided by the Service Organizations may include answering shareholder inquiries regarding the manner in which purchases, exchanges and redemption of shares may be effected.

Pursuant to the Cash Reserve Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide certain services to their shareholders who beneficially own Cash Reserve Shares, in consideration of a total of 0.40% (on an annualized basis) of the average NAV of the Cash Reserve Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing sweep and/or allocation services (“Sweep/Allocation Services”) which may include: (i) providing the necessary computer hardware and software which links the Service Organization’s demand deposit account (“DDA”) and/or employee benefits system to an account management system; (ii) providing software that aggregates the shareholder’s orders and establishes an order to purchase or redeem shares of a Fund based on established target levels for the shareholder’s accounts; (iii) providing periodic statements showing a shareholder’s account balance and, to the extent practicable, integrating such information with other shareholder transactions otherwise effected through or with the Service Organization; and (iv) furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Service Organization) monthly and year-end statements and confirmations of purchases, exchanges and redemptions.

Pursuant to the Cash Management Shareholder Services Plan, each of the Funds may also enter into agreements with Service Organizations requiring them to provide support services to their shareholders who beneficially own Cash Management Shares, in consideration of a total of 0.50% (on an annualized basis) of the average NAV of the Cash Management Shares held by the Service Organization for the benefit of their shareholders. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annual basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing the sweep marketing services which may include (i): marketing and activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and overhead and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Distribution and Services Plan (12b-1 Plan) for the Plus Shares, TempFund, T-Fund, California Money Fund and New York Money Fund may enter into agreements with Service Organizations requiring them to provide certain sales and support services to their shareholders who beneficially own Plus Shares in consideration of 0.25% (or 0.40% in the case of California Money Fund and New York Money Fund) (on an annualized basis) of the average daily NAV of the Plus Shares held by the Service Organization for the benefit of shareholders. Sales and support services provided by the Service Organizations may include: (a) reasonable assistance in connection with the distribution of Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders; and (b) the following support services to shareholders who may from time to time acquire and beneficially own Plus Shares: (i) establishing and maintaining accounts and records relating to shareholders that invest in Plus Shares; (ii) processing dividend and distribution payments from a particular Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in Plus Shares; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed by the Service Organization; (vi) responding to routine inquiries from shareholders concerning their investments in Plus Shares; (vii) providing subaccounting with respect to Plus Shares beneficially owned by shareholders or the information to the Trust necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from a particular Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in Plus Shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the distributor may reasonably request to the extent the Service Organization is permitted to do so under applicable statutes, rules and regulations.

Pursuant to the Cash Plus Shareholder Services Plan, TempCash, FedFund, California Money Fund, MuniCash and New York Money Fund may enter into agreements with a financial institution requiring it to provide services to its customers who beneficially own Cash Plus Shares in consideration of a total of 0.50% (on an annualized basis) of the average daily NAV of the Cash Plus Shares held by a financial institution for the benefit of its customers. An initial 0.10% (on an annualized basis) of the average daily NAV of Cash Plus Shares will be paid to a financial institution for providing services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of Cash Plus Shares will be paid to a financial institution for providing support services which may include the services provided for Dollar Shares as described in sub-sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of Cash Plus Shares will be paid to a financial institution for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to a financial institution for providing services which may include: (i) marketing and activities, including direct mail promotions that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

Pursuant to the Cash Plus Shares Distribution Plan (12b-1 Plan), TempCash, FedFund, California Money Fund, MuniCash and New York Money Fund may enter into an agreement with a financial institution requiring it to provide certain sales and distribution services to its shareholders who beneficially own Cash Plus Shares in consideration of 0.35% (on an annualized basis) of the average daily NAV of the Cash Plus Shares held by a financial institution for the benefit of shareholders. Sales and support services provided by a financial institution may include, among other things, reasonable assistance in connection with the distribution of Cash Plus Shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for shareholders.

Pursuant to the Select Shares and Private Client Shares Distribution (12b-1) Plans, each Fund will be subject to a distribution fee payable pursuant to their Distribution Plans and related Agreements which will not exceed 0.35% of the average daily NAV of such shares held by Service Organizations for the benefit of their customers. Sales and distribution services provided by Service Organizations under the applicable Distribution Plan and related Agreement may include reasonable assistance in connection with the distribution of such shares to shareholders as requested from time to time by the distributor, which assistance may include forwarding sales literature and advertising provided by the distributor for Customers.

Select Shares and Private Client Shares will also be subject to a fee payable pursuant to their respective Shareholder Service Plan and related Agreement which will not exceed 0.50% (on an annualized basis) of the average daily NAV of a particular Fund’s Select Shares or Private Client Shares held by Service Organizations for the benefit of their customers. An initial 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing administrative services which may include the services provided for Administration Shares as described above. Another 0.25% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include the services provided for Dollar Shares as described in sections (iii) through (xi) above. Another 0.05% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing Sweep/Allocation Services provided for Cash Reserve Shares as described above. Another 0.10% (on an annualized basis) of the average daily NAV of such Shares will be paid to Service Organizations for providing services which may include: (i) marketing activities, including direct mail promotions, that promote the Sweep/Allocation Services, (ii) expenditures for other similar marketing support such as for telephone facilities and in-house telemarketing, (iii) distribution of literature promoting Sweep/Allocation Services, (iv) travel, equipment, printing, delivery and mailing costs and other office expenses attributable to the marketing of the Sweep/Allocation Services.

With respect to the Select Shares and Private Client Shares, through February 28, 2022, BRIL has contractually agreed to waive all or a portion of the fees to which it is entitled under the Distribution Plan and Service Organizations have contractually agreed to waive all or a portion of the fees to which they are entitled under the Distribution Plan and the Shareholder Services Plan and related Agreement so that after such waivers, the maximum net annual fund ordinary operating expense ratios do not exceed (i) 1.00% of the average daily net assets of each Fund for Select Shares and (ii) 0.68% of the average daily net assets of each Fund for Private Client Shares.

The Board has approved the Trust’s arrangements with Service Organizations based on information provided to the Board that there is a reasonable likelihood that the arrangements will benefit the class of shares of the Fund charged with such fees and its shareholders. Any material amendment to the Trust’s arrangements with Service Organizations must be made in a manner approved by a majority of the Board (including a majority of the disinterested Trustees), and any amendment to increase materially the costs under the Distribution Plan (12b-1 Plan) of the Cash Plus Shares, Plus Shares, Select Shares, or Private Client Shares must be approved by the holders of a majority as defined in the 1940 Act of the applicable outstanding shares. (It should be noted that while the annual service fee with respect to Plus Shares is currently set at 0.25%, the Plan adopted by the Board with respect to California Money Fund and New York Money Fund permits the Board to increase this fee to 0.40% without shareholder approval.) So long as the Trust’s arrangements with Service Organizations are in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Independent Trustees.

The Manager, BRIL, and/or their affiliates may pay additional compensation, from time to time, out of their assets and not as an additional charge to the Funds, to selected Service Organizations and other persons in connection with providing services to shareholders of the Trust. See “Miscellaneous — Other Information” below.

The following chart provides information with respect to the fees paid to, and waived by, Service Organizations during the fiscal year ended October 31, 2020. A portion of the fees collected by Service Organizations were paid to affiliates for providing shareholder servicing activities to the Funds’ share classes.

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived	Distribution (12b-1) Fees Waived

TempCash / Dollar	$44	—	$6	—

TempFund / Administration	$50,071	—	$1,812	—

TempFund / Capital	$295	—	—	—

TempFund / Cash Management	$3,043,042	—	$837,966	—

TempFund / Cash Reserve	$23,356	—	$8,385	—

TempFund / Dollar	$237,265	—	$46,462	—

TempFund / Private Client	$37,588	$26,312	$7,045	$26,312

BlackRock Liquid Federal Trust Fund / Administration	$90,991	—	$23,528	—

BlackRock Liquid Federal Trust Fund / Cash Management	$97,798	—	$59,804	—

BlackRock Liquid Federal Trust Fund / Cash Reserve	$1,617	—	$1,617	—

BlackRock Liquid Federal Trust Fund / Dollar	$50,619	—	$27,075	—

FedFund / Administration	$2,889,174	—	$742,232	—

FedFund / Capital	$4,685,706	—	$1,245,735	—

FedFund / Cash Management	$2,203,539	—	$1,081,579	—

FedFund / Cash Reserve	$21,105,593	—	$9,598,984	—

FedFund / Dollar	$7,308,467	—	$3,087,682	—

FedFund / Private Client	$1,285	$898	$630	$892

FedFund / Select	$1,380,206	$966,140	$668,468	$648,643

T-Fund / Administration	$637,265	—	$115,755	—

T-Fund / Capital	$6,026,969	—	$1,093,092	—

T-Fund / Cash Management	$5,141,545	—	$2,658,786	—

T-Fund / Cash Reserve	$408,815	—	$187,569	—

T-Fund / Dollar	$2,215,588	—	$852,582	—

Fund/Share Class*	Total Shareholder Servicing Fees	Total Distribution (12b-1) Fees	Shareholder Servicing Fees Waived	Distribution (12b-1) Fees Waived

T-Fund / Select	$156,993	$109,895	$101,707	$90,344

Treasury Trust Fund / Administration	$460,045	—	$154,360	—

Treasury Trust Fund / Capital	$3	—	$3	—

Treasury Trust Fund / Cash Management	$178,300	—	$93,020	—

Treasury Trust Fund / Cash Reserve	$417,047	—	$190,471	—

Treasury Trust Fund / Dollar	$2,627,677	—	$1,225,234	—

Treasury Trust Fund / Select	$406,854	$284,796	$248,356	$210,541

MuniCash / Dollar	$6,635	—	$3,389	—

*	Share classes that had no shares outstanding throughout the fiscal year ended October 31, 2020 or that otherwise paid no fees to Service Organizations have been excluded from the chart.

Expenses

A Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers (except the Chief Compliance Officer) or employees of the Trust’s service contractors, SEC fees, state securities registration fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, Service Organization fees, costs of the Funds’ computer access program, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. A Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all, or substantially all, of its income each year, so that the Fund itself generally will be relieved of federal income and excise taxes. To qualify for treatment as a regulated investment company, it must generally meet three annual tests.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its net tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were to fail to qualify as a regulated investment company notwithstanding the availability of certain relief provisions, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits and corporate shareholders could be eligible for the dividends-received deduction.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute with respect to each calendar year at least 98% of its ordinary taxable income for the calendar year and at least 98.2% of its capital gain net income (excess of net long-term capital gains over net short-term capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. While each Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund’s taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, a Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

The Funds may invest in debt securities that are issued at a discount or provide for deferred interest. Even though a Fund receives no actual interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the income earned by a Fund in a taxable year from such investments may not be represented by cash income, the Fund may have to dispose of securities that it might otherwise have continued to hold, or may have to borrow, to generate cash to satisfy its distribution requirements.

Interest and gain received by a Fund in connection with an investment in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Imposition of such taxes will reduce the return of the affected Fund.

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which agents or independent contractors are located, in which it is otherwise deemed to be conducting business or from which it is deriving income or otherwise has established a taxable nexus, a Fund may be subject to the tax laws of such states or localities, which may or may not be based on net income and, if based on net income, may not conform to federal income tax principles.

Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by a Fund that are reported as exempt-interest dividends will not be subject to regular federal income tax. Exempt-interest dividends are included, however, in determining the portion of a shareholder’s social security benefits and railroad retirement benefits that are subject to federal income taxes. Funds that invest in tax-exempt securities may at times buy such securities at a discount to their original issue price or, for securities issued with original issue discount, their revised issue price. For federal income tax purposes and for purposes of New York State, New York City, California personal income taxes and certain other state and local personal income taxes, all or a portion of such discount may be treated as “market discount,” which is taxable as ordinary income (without regard to the exempt nature of the security) either when the security is disposed of at a gain or, if the particular Fund so elects, over the remaining term of the security. Market discount income is characterized as ordinary taxable income when distributed as a dividend to shareholders. Certain dividend income and long term capital gain are eligible for taxation at a reduced rate that applies to non-corporate shareholders. Under these rules, the portion of ordinary income dividends constituting “qualified dividend income” when paid by a registered investment company to a non-corporate shareholder may be taxable to such shareholder at long-term capital gain rates provided the shareholder has held the shares on which the dividend was paid for at least 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex-dividend with respect to such dividend (or, in the case of certain accumulated dividends with respect to preferred stocks, the shareholder has held the shares on which the dividend was paid for at least 91 days during the 181-day period that begins on the date that is 90 days before the date on which the shares become ex-dividend with respect to such dividend). However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

In general, any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt interest dividends received with respect to the shares; to the extent not disallowed, such loss will be treated as long-term capital loss to the extent of any capital gain dividends received with respect to the shares. Such loss will be allowed, however, in the case of shares in a Fund that declares exempt interest dividends daily in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in the shareholder’s shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (that is, gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Each Fund will furnish its shareholders with a written statement reporting the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Because each Institutional Fund offers and redeems its shares using a floating NAV, a redeeming shareholder may realize gains and losses because of differences between the NAV at which shares are acquired and the NAV at which shares are redeemed. Ordinarily, any gains and losses realized would have to be accounted for separately. In addition, because of the so-called “wash sale” rules, any loss realized by a shareholder on a redemption of Institutional Fund shares would ordinarily be disallowed to the extent such shareholder acquired new shares of the same Institutional Fund within 30 days before or after such a redemption.

The Treasury Department and IRS have determined not to apply the wash sale rules to the redemption of investment company shares if the investment company is regulated as, and holds itself out as, a money market fund under Rule 2a-7 of the 1940 Act and has a floating rate NAV at the time of redemption or has a fixed NAV and the shareholder has adopted the simplified aggregate accounting method described in the following sentence. In addition, a shareholder in a money market fund (whether or not it has a floating NAV) may elect to adopt a simplified, aggregate accounting method under which gains and losses can be netted based on the shareholder’s taxable year rather than reported separately. Shareholders are urged to consult their tax advisors before deciding to adopt such accounting method.

If the Board imposes a liquidity fee on share redemptions of an Institutional Fund because of a drop in such Institutional Fund’s weekly liquid assets below certain levels, the amount that would ordinarily be payable to a redeeming shareholder of such Institutional Fund will be reduced, consequently reducing the amount of gain, or increasing the amount of loss, that would otherwise be reportable for income tax purposes. The liquidity fee cannot be separately claimed as a deduction.

Any such liquidity fee will constitute an asset of the imposing Institutional Fund and will serve to benefit non-redeeming shareholders. However, the Institutional Funds do not intend to distribute such fees to non-redeeming shareholders. Such fees may, however, raise an Institutional Fund’s NAV, increasing the taxable income or reducing the deductible losses of shareholders that redeem their shares at a later time when such fees are not being charged. If an Institutional Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Institutional Fund at such time.

If the value of assets held by a Government Fund declines, the Board may authorize a reduction in the number of outstanding shares of the Government Fund in order to preserve a NAV of $1.00 per share. The basis of any shares eliminated in this manner from a shareholder’s account would be added to the basis of the shareholder’s remaining shares of the Government Fund; a shareholder disposing of shares at that time might recognize a capital loss unless the “wash sale” rules apply. Dividends, including dividends reinvested in additional shares of the Government Fund, will nonetheless be fully taxable, even if the number of shares in shareholders’ accounts has been reduced.

Except with respect to (i) an Institutional Fund with a floating rate NAV or (ii) a Government Fund with a fixed NAV where the shareholder has adopted the aggregate accounting method described above, a loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed as a “wash sale” if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Under certain provisions of the Code, some shareholders may be subject to a 24% withholding tax on ordinary income dividends, capital gain dividends and redemption amounts (“backup withholding”). Backup withholding could be required on distributions paid by California Money Fund, MuniCash and New York Money Fund if such Fund does not reasonably estimate that at least 95% of its distributions during the taxable year are comprised of exempt-interest dividends. Generally, shareholders subject to backup withholding will be non-corporate shareholders that do not have certified taxpayer identification numbers on file with a Fund or that, to a Fund’s knowledge, have furnished incorrect numbers. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that the investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amount withheld generally may be allowed as a refund or a credit against a shareholder’s federal income tax liability provided that the required information is timely provided to the IRS.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a registered investment company are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

A 3.8% Medicare tax is imposed on the net investment income (which includes, but is not limited to, interest, dividends and net gain from investments) of U.S. individuals with income exceeding $200,000, or $250,000 if married filing jointly, and of trusts and estates. Net investment income does not include exempt-interest dividends received from a Fund.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities (other than pass-through entities to the extent owned by U.S. persons) will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax. Capital gain dividends paid to shareholders that are nonresident aliens or foreign entities, if and to the extent properly reported as capital gains dividends, generally will not be subject to 30% withholding tax, unless certain exceptions apply. Dividends derived by a registered investment company from short-term capital gains and qualified net interest income (including income from original issue discount and market discount) and paid to stockholders who are nonresident aliens and foreign entities, if and to the extent properly reported as “interest-related dividends” or “short-term capital gain dividends,” generally will not be subject to U.S. withholding tax under a temporary exemption. Where possible, each Fund intends to report distributions in this manner. However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as interest-related dividends or as short-term capital gain dividends, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (in the case of individuals), W-8BEN-E (in the case of entities) or substitute form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. It is not possible to predict what portion, if any, of a Fund’s distributions will be reported as consisting of qualified short-term gain or qualified net interest income exempt from withholding in the hands of nonresident and foreign shareholders.

Separately, a 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid to (i) certain foreign financial institutions and investment funds, and (ii) certain other foreign entities. To avoid withholding, foreign financial institutions and investment funds will generally either need to (a) collect and report to the IRS detailed information identifying their U.S. accounts and U.S. account holders, comply with due diligence procedures for identifying U.S. accounts and withhold tax on certain payments made to noncomplying foreign entities and account holders or (b) if an intergovernmental agreement is entered into and implementing legislation is adopted, comply with the agreement and legislation. Other foreign entities will generally either need to provide detailed information identifying each substantial U.S. owner or certify there are no such owners.

Ordinary income and capital gain dividends paid by the Funds may also be subject to state and local taxes. However, certain states and localities exempt from taxation dividends paid by registered investment companies that are derived from interest on United States Treasury obligations. State and local law varies as to whether dividend income attributable to United States Treasury obligations is exempt from income tax.

The following is applicable to California Money Fund, MuniCash and New York Money Fund only:

For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund’s assets at the close of each quarter of the Fund’s taxable year must consist of securities whose interest is excluded from gross income under Section 103(a) of the Code or otherwise tax-exempt interest, such as obligations of the United States or its agencies or instrumentalities. In purchasing exempt securities, the Funds intend to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes and taxable income for state and local tax personal income purposes. The Funds will not undertake independent investigations concerning the tax-exempt status of such obligations, nor do they guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax-exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. If a Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on exempt securities and reported by the Fund as exempt-interest dividends in a written statement furnished to its shareholders may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code or otherwise exempt. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as exempt-interest dividends for federal income tax purposes will be the same for all shareholders receiving dividends from the Fund with respect to such year.

Shares of the Funds may not be an appropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and (i) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) who occupies more than 5% of the usable area of such facilities or (iii) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

Future legislation, regulations, rulings or court decisions may cause interest on municipal obligations to be subject, directly or indirectly, to federal income taxation or may cause interest on municipal obligations that are presently exempt from state and local taxation to be subject to state or local income taxation, or the value of such municipal obligations to be subject to state or local intangible personal property tax, or may otherwise prevent a Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in a Fund.

* * *

The foregoing is only a summary of some of the tax considerations generally affecting the Funds and their shareholders that are not described in the prospectuses. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

DIVIDENDS

General

Each Fund declares dividends daily and distributes substantially all of its net investment income to shareholders monthly. Shares (other than Premier Shares) normally begin accruing dividends on the business day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. If your Financial Intermediary elects to settle trades on the next business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the second business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the business day following the day such shares are redeemed. If your Financial Intermediary elects to settle trades on the second business day after an order is placed through the NSCC Fund/SERV trading platform, Premier Shares normally begin accruing dividends on the third business day following the day on which the purchase order for the shares is effected and continue to accrue dividends through the second business day following the day such shares are redeemed. Unless they are reinvested, dividends are paid monthly.

Each Fund’s net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on that Fund’s assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets and (iii) less accrued expenses directly attributable to that Fund and the general expenses (e.g., legal, accounting and Trustees’ fees) of the Trust prorated to such Fund on the basis of its relative net assets. Any realized short-term capital gains may also be distributed as dividends to Fund shareholders. In addition, a Fund’s Administration Shares, Capital Shares, Cash Management Shares, Cash Plus Shares, Cash Reserve Shares, Dollar Shares, Plus Shares, Private Client Shares and/or Select Shares bear exclusively the expense of fees paid to Service Organizations. (See “Management of the Funds — Service Organizations.”)

As stated, the Trust uses its best efforts to maintain the NAV per share of each Government Fund at $1.00. As a result of a significant expense or realized or unrealized loss incurred by any Government Fund, it is possible that a Government Fund’s NAV per share may fall below $1.00.

ADDITIONAL DESCRIPTION CONCERNING SHARES

The Trust was organized as a Delaware statutory trust on October 21, 1998. The Trust’s Declaration of Trust authorizes the Board to issue an unlimited number of full and fractional shares of beneficial interest in the Trust and to classify or reclassify any unissued shares into one or more series of shares. Pursuant to such authority, the Board has authorized the issuance of nine series of shares designated as TempCash, TempFund, BlackRock Liquid Federal Trust Fund, FedFund, T-Fund, Treasury Trust Fund, California Money Fund, MuniCash and New York Money Fund. The Board has full power and authority, in its sole discretion, and without obtaining shareholder approval, to divide or combine the shares or any class or series thereof into a greater or lesser number, to classify or reclassify any issued shares or any class or series thereof into one or more classes or series of shares, and to take such other action with respect to the Trust’s shares as the Board may deem desirable. The Agreement and Declaration of Trust authorizes the Trustees without shareholder approval to cause the Trust to merge or to consolidate with any corporation, association, trust or other organization in order to change the form of organization and/or domicile of the Trust or to sell or exchange all or substantially all of the assets of the Trust, or any series or class thereof, in dissolution of the Trust, or any series or class thereof. The Agreement and Declaration of Trust permits the termination of the Trust or of any series or class of the Trust by the Trustees without shareholder approval. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of shares into one or more classes.

The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. Upon the written request of shareholders of a Fund owning at least 25% of the Fund’s shares, the Trust will call for a meeting of shareholders of such Fund to consider the removal of one or more Trustees and certain other matters. To the extent required by law, the Trust will assist in shareholder communication in such matters.

Holders of shares in a Fund of the Trust will vote in the aggregate and not by class or sub-class on all matters, except as described above, and except that each Fund’s Administration, Capital, Cash Management, Cash Plus, Cash Reserve, Dollar, Plus, Private Client and Select Shares, as described in “Service Organizations” above, shall be entitled to vote on matters submitted to a vote of shareholders pertaining to that Fund’s arrangements with its Service Organizations. Further, shareholders of each of the Funds will vote in the aggregate and not by Fund except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent accountants, the approval of principal underwriting contracts, and the election of Trustees are not subject to the separate voting requirements and may be effectively acted upon by shareholders of the investment company voting without regard to portfolio.

Notwithstanding any provision of Delaware law requiring a greater vote of shares of the Trust’s shares of beneficial interest (or of any class voting as a class) in connection with any Trust action, unless otherwise provided by law (for example by Rule 18f-2 discussed above) or by the Trust’s Charter, the Trust may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of beneficial interest voting without regard to class (or portfolio).

COUNSEL

Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Funds’ independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto in the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2020 (the “2020 Annual Report”) are incorporated in this SAI by reference. No other parts of the 2020 Annual Report are incorporated by reference herein. The financial statements and financial highlights included in the 2020 Annual Report have been audited by Deloitte & Touche LLP. The report of Deloitte & Touche LLP is incorporated herein by reference. Such financial statements and financial highlights have been incorporated herein in reliance upon such report given upon Deloitte & Touche LLP’s authority as experts in accounting and auditing. The unaudited financial statements, financial highlights and notes thereto in the Trust’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2021 (the “2021 Semi-Annual Report”) are incorporated into this SAI by reference. No other parts of the 2021 Semi-Annual Report are incorporated by reference herein. Additional copies of the 2020 Annual Report and the 2021 Semi-Annual Report may be obtained at no charge by telephoning the Trust at the telephone number appearing on the front page of this SAI.

MISCELLANEOUS

Proxy Voting Policies and Procedures

The Board has delegated the voting of proxies for the Funds’ securities to BlackRock pursuant to BlackRock’s proxy voting guidelines and procedures (the “BlackRock Proxy Voting Guidelines”). Under the BlackRock Proxy Voting Guidelines, BlackRock will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of BlackRock, or any affiliated person of the Fund or BlackRock, on the other. BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock’s proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates. Most conflicts are managed through a structural separation of BlackRock’s Corporate Governance Group from BlackRock’s employees with sales and client responsibilities. In addition, BlackRock maintains procedures to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock’s relationship with the issuer of the proxy or dissident shareholder. In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. Copies of the Funds’ Proxy Voting Policy, BlackRock’s Global Corporate Governance & Engagement Principles and BlackRock’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Appendix D.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

Additional Payments by BlackRock

From time to time, BlackRock, BRIL and/or their affiliates (referred to in this section collectively as “BlackRock”) may compensate Service Organizations for the sale and distribution of shares of a Fund, for services to a Fund and its shareholders and/or for data provision or technology support. A Service Organization may perform these obligations itself or may arrange for a third party to perform them. BlackRock may also make payments to Service Organizations as part of an effort to enhance its business relationship with such entities trading on technology platforms. These payments, which are not made pursuant to a Plan or otherwise paid by a Fund, are referred to as “Additional Payments” herein.

Additional Payments are made from BlackRock’s own assets (which may come directly or indirectly from fees paid by a Fund to BlackRock for various services, such as investment advisory services). These payments are not an additional charge to a Fund or its shareholders and do not change the price paid by shareholders for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Additional Payments made to Service Organizations are in addition to any distribution or shareholder servicing fees paid under any Plan of any Fund, any sales charges, commissions or other concessions described in the prospectuses or this SAI, and any administrative, networking, recordkeeping, sub-transfer agency or sub-accounting fees payable by a Fund. Pursuant to applicable FINRA regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. While FINRA regulations limit the sales charges that shareholders may bear, there are no limits with regard to the amounts that BlackRock may pay out of its own assets.

Additional Payments may be made as a fixed dollar amount, may be based on the number of customer accounts maintained by a Service Organization, may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, or may be calculated on another basis.

BlackRock negotiates Additional Payments with each Service Organization on an individual basis. Additional Payments may be different for different Service Organizations, and some Service Organizations may be paid pursuant to more than one of the calculations described above. Not all Service Organizations receive Additional Payments. Sales-based payments primarily create incentives to make new sales of shares of the Fund, and asset-based payments primarily create incentives to retain previously sold shares of the Fund. The level of payments made to these Service Organizations in any year will vary and may be limited to specific Funds or share classes. In certain cases, these payments may be subject to certain minimum payment levels.

The aggregate amount of Additional Payments made by BlackRock may be substantial and may be significant to certain Service Organizations. The categories of Additional Payments listed below are not mutually exclusive. The same Service Organization, or one or more of its affiliates, may receive payments under more than one category of Additional Payments.

A. Distribution and Marketing Support

Additional Payments may be made by BlackRock for distribution and marketing support activities. These payments may take the form of, among other things, “due diligence” payments for a Service Organization’s examination of a Fund; payments for providing extra employee training and information relating to a Fund; fees for access (in some cases on a preferential basis) to the Service Organization’s registered representatives, salespersons or other personnel, including at sales meetings and conferences; “shelf space” payments for placing the Fund on the Service Organization’s platform(s); “listing” fees for the placing of the Fund on a dealer’s list (which may be a preferred or recommended list) of mutual funds available for purchase by its customers or in certain sales programs from time to time; fees for providing assistance in promoting the sale of the Fund’s shares (which may include promotions in communications with the Service Organization’s customers, registered representatives, salespersons and/or other personnel); payments for the sale of shares and/or the maintenance of share balances; transaction fees (also referred to as “ticket charges”); and payments for infrastructure support. These payments normally will not exceed the sum of (a) 0.25% of such year’s Fund sales by that Service Organization, and (b) 0.21% of the assets attributable to that Service Organization invested in a Fund.

B. Shareholder Services

Many Fund shares are owned or held by Service Organizations for the benefit of their customers. In these situations, a Fund may not maintain accounts in the name of the customers, and Service Organizations may perform some of the functions for these customers’ accounts that the transfer agent would have performed if the accounts had been in the customers’ names on the Fund’s books. Such services include sub-accounting services, shareholder servicing and transaction processing services and are sometimes referred to as

“recordkeeping,” “sub-transfer agency,” “sub-accounting,” “networking” and/or “administrative” services. Additional Payments may exceed amounts that would be earned on these assets by the transfer agent for the performance of these or similar services. These Additional Payments made by BlackRock are in addition to any transfer agent, shareholder servicing and transaction processing fees paid by a Fund, as applicable.

C. Data Provision and Technology Support

BlackRock may make Additional Payments to Service Organizations for the provision of certain analytical or other data services relating to the Funds, such as statistical information regarding sales of the Funds, or technology support. Such Additional Payments are generally made as a fixed dollar amount, and not based on assets or sales.

D. Service Organizations Receiving Additional Payments

As of the date of this SAI, the Service Organizations listed below, and, in some cases, certain of the Service Organization’s affiliates, may be receiving one or more types of Additional Payments. This list may change over time, and BlackRock may pay Service Organizations or their affiliates additional types of Additional Payments in the future. Please contact your Service Organization to determine whether it or its affiliate currently may be receiving such payments and to obtain further information regarding any such payments.

AccuTech Systems Corporation

ADP Broker-Dealer, Inc.

Advisor Group, Inc.

Alight Solutions LLC

Allianz Life Financial Services, LLC

Allianz Life Insurance Company of New York

Allianz Life Insurance Company of North America

American Enterprise Investment Services, Inc.

American Fidelity Assurance Company

American Fidelity Securities, Inc.

American General Life Insurance Company

American United Life Insurance Company

Annuity Investors Life Insurance Company

Ascensus Broker Dealer Services, Inc.

Ascensus, Inc.

Bank of America, N.A.

Bank of New York Mellon, The

Barclays Capital Inc.

BB&T Retirement & Institutional Services

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Beta Capital Securities LLC

BlackRock Advisors, LLC

BMO Capital Markets Corp.

BNP Paribas Investment Partners UK Limited

BNY Mellon, N.A.

BofA Securities, Inc.

BOKF, N.A.

Brighthouse Life Insurance Company

Brighthouse Life Insurance Company of NY

Broadridge Business Process Outsourcing, LLC

Brown Brothers Harriman & Co.

Cabrera Capital Markets LLC

Cadaret Grant & Co., Inc.

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Group

Cetera Financial Specialists LLC

Cetera Investment Services LLC

Charles Schwab & Co., Inc.

Charles Schwab Trust Bank

Chicago Mercantile Exchange Inc.

CIM Investment Management, Inc.

Citco Securities, LLC

CitiBank, National Association

Citigroup Global Markets, Inc.

Citizens Bank

Citizens Business Bank

CME Shareholder Servicing LLC

CMFG Life Insurance Company

Comerica Bank

Commonwealth Financial Network

Computershare Trust Company

Conduent HR Services, LLC

Credit Suisse Securities (USA) LLC

CSC Trust Company of Delaware

CUSO Financial Services, L.P.

Delaware Life Insurance Company

Delaware Life Insurance Company of New York

Deutsche Bank AG

Deutsche Bank Trust Company Americas

Digital Retirement Solutions, Inc.

Dunham & Associates Investment Counsel, Inc.

Edward D. Jones & Co., L.P.

Empire Fidelity Investments Life Insurance Company

Envestnet Asset Management, Inc.

Equitable Advisors, LLC

Equitable Life Insurance Company

E*trade Savings Bank

Federal Deposit Insurance Corporation

Fidelity Brokerage Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Fidelity Investments Life Insurance Company

Fifth Third Securities, Inc.

First Allied Securities, Inc.

First Command Financial Planning, Inc.

First Hawaiian Bank

First Republic Bank

First Security Benefit Life Insurance and Annuity Company of New York

First Symetra National Life Insurance Company of New York

FIS Brokerage & Securities Services LLC

Forethought Life Insurance Company

FSC Securities Corporation

Genworth Life and Annuity Insurance Company

Genworth Life Insurance Company of New York

Global Atlantic Distributors, LLC

Goldman Sachs & Co.

Great-West Financial Retirement Plan Services, LLC

Great-West Life & Annuity Insurance Company

Great-West Life & Annuity Insurance Company of New York

Guardian Insurance & Annuity Co., Inc., The

GWFS Equities, Inc.

Hancock Whitney Bank

Hartford Funds Management Company

Hartford Securities Distribution Company, Inc.

Hazeltree Fund Services, Inc.

Hightower Securities, Inc.

Hilltop Securities Inc.

HSBC Bank USA, N.A.

Huntington Securities, Inc.

Institutional Cash Distributors, LLC

Integrity Life Insurance Company

Investment Trust of California

J.P. Morgan Securities LLC

Jefferies LLC

Jefferson National Life Insurance Company

Jefferson National Life Insurance Company of New York

John Hancock Life Insurance Company (U.S.A.)

John Hancock Life Insurance Company of New York

John Hancock Trust Company

JPMorgan Chase Bank, N.A.

Kestra Investment Services, LLC

Lincoln Financial Advisors Corporation

Lincoln Financial Securities Corporation

Lincoln Life & Annuity Company of New York

Lincoln National Life Insurance Company

Lincoln Retirement Services LLC

Lombard International Life Assurance Company

LPL Financial LLC

M&T Securities Inc.

Manufacturers and Traders Trust Company

Massachusetts Mutual Life Insurance Company

Members Life Insurance Company

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metavante Corporation

Metropolitan Life Insurance Company

Mid Atlantic Clearing & Settlement Corporation

Midland Life Insurance Company

Minnesota Life Insurance Company

Mischler Financial Group

Mizuho Securities USA Inc.

MML Distributors, LLC

MML Investors Services, LLC

Morgan Stanley & Co. LLC

Morgan Stanley Distribution, Inc.

Morgan Stanley Smith Barney LLC

MUFG Union Bank, National Association

National Financial Services LLC

National Integrity Life Insurance Company

National Life Insurance Company

Nationwide Financial Services, Inc.

Nationwide Fund Distributors LLC

Nationwide Retirement Solutions

NCB Federal Savings Bank

New England Pension Plan Systems, LLC

New York Life Insurance and Annuity Corporation

Newport Retirement Services, Inc.

NEXT Financial Group, Inc.

Northbrook Bank & Trust Company

Northern Trust Company, The

Northwestern Mutual Investment Services, LLC

NYLife Distributors LLC

Oppenheimer & Co., Inc.

Orion Advisor Services, LLC

Pacific Life & Annuity Company

Pacific Life Insurance Company

Pacific Select Distributors, LLC

Park Avenue Securities LLC

Pershing LLC

PFPC Inc.

Piper Jaffray & Co.

PNC Bank, National Association

PNC Capital Markets LLC

PNC Investments LLC

Principal Life Insurance Company

Protective Life and Annuity Insurance Company

Protective Life Insurance Company

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Prudential Annuities Distributors, Inc.

Prudential Insurance Company of America

Raymond James & Associates, Inc.

Raymond James Financial Services, Inc.

RBC Capital Markets, LLC

Regions Bank

Reliance Trust Company

Reliastar Life Insurance Company

Reliastar Life Insurance Company of New York

RiverSource Distributors, Inc.

RiverSource Life Insurance Co. of New York

RiverSource Life Insurance Company

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Sammons Retirement Solutions, Inc.

Santander Bank, N.A.

Saturna Trust Company

Securities America, Inc.

Securities Finance Trust Company

Security Benefit Life Insurance Company

Security Financial Resources, Inc.

Security Life of Denver Insurance Company

SEI Private Trust Company

SG Americas Securities, LLC

Silicon Valley Bank

Sorrento Pacific Financial LLC

Standard Insurance Company

State Farm Life and Accident Assurance Company

State Farm Life Insurance Company

State Farm VP Management Corp.

State Street Global Markets, LLC

Stifel, Nicolaus & Company, Incorporated

Summit Brokerage Services, Inc.

SunTrust Bank

SVB Asset Management

Symetra Life Insurance Company

Syntal Capital Partners, LLC

T. Rowe Price Retirement Plan Services, Inc.

Talcott Resolution Life and Annuity Insurance Company

Talcott Resolution Life Insurance Company

TD Ameritrade Clearing, Inc.

TD Ameritrade, Inc.

TD Prime Services (US) LLC

Teachers Insurance and Annuity Association of America

Transamerica Financial Life Insurance Company

Transamerica Life Insurance Company

Treasury Brokerage

Triad Advisors, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, National Association

UBATCO & Co.

UBS Financial Services, Inc.

UBS Securities LLC

Ultimus Fund Solutions, LLC

UMB Bank, National Association

United States Life Insurance Company in the City of

New York, The

VALIC Retirement Services Company

Vanguard Group, Inc., The

Vanguard Marketing Corporation

Voya Financial Advisors, Inc.

Voya Financial Partners, LLC

Voya Institutional Plan Services, LLC

Voya Insurance and Annuity Company

Voya Investments Distributor, LLC

Voya Retirement Insurance and Annuity Company

Waddell & Reed, Inc.

Wells Fargo Advisors, LLC

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Bank, N.A.

Wells Fargo Clearing Services, LLC

Wells Fargo Investments, LLC

Wells Fargo Securities, LLC

Wilmington Trust, National Association

Woodbury Financial Services, Inc.

ZB, National Association

E. Sponsorship and Other Incentive Payments and Services

In addition to the Additional Payments described above, BlackRock may contribute to various other incentive arrangements to promote the sale of shares, including hosting proprietary and financially sponsoring Service Organizations’ training and educational seminars, conferences, meetings or events. BlackRock may also pay for the travel, meal, lodging and other expenses of Service Organizations and their salespersons or other personnel in connection with educational and sales promotional programs. This compensation is not included in, and is made in addition to, the Additional Payments described above. These payments may be made directly to the Service Organizations or their affiliates, or to a third party vendor, and may vary depending upon the nature of the event or the relationship and are subject to applicable laws and regulations, including the rules of applicable self-regulatory organizations, such as FINRA. BlackRock may pay Service Organizations additional types of incentive compensation in the future to the extent not prohibited by applicable laws or regulations.

Separately, BlackRock has developed proprietary tools, calculators and related interactive or digital content that is made available through the www.BlackRock.com website at no additional cost to Service Organizations. BlackRock configures these tools and calculators and localizes the content for Service Organizations as part of its customary digital marketing support and promotion of the Funds or other BlackRock funds, iShares ETFs and other exchange-traded products.

F. Conflicts

Additional Payments made by BlackRock to a Service Organization or its affiliates or other incentive arrangements may be an important factor in the Service Organization’s willingness to support the sale of a Fund and/or particular share class through its distribution system or to perform services with respect to such Fund. Additional Payments and other incentive arrangements may also be important factors in the Service Organization’s willingness to recommend the BlackRock Fund complex in general.

BlackRock may be motivated to pay Additional Payments and other incentive compensation to promote the sale of Fund shares to customers of Service Organizations and the retention of those investments by such customers. To the extent Service Organizations sell more shares of a Fund or retain shares of a Fund in their customers’ accounts, BlackRock benefits from the incremental management and other fees paid by the Fund with respect to those assets.

Service Organizations may have financial incentives for recommending a particular Fund, share class or fund complex over another. Service Organizations may charge their customers additional fees in connection with the purchase or redemption of Fund shares or for account-related services which are in addition to the sales and other charges described in the Fund’s prospectuses and this SAI. Such charges may vary among Service Organizations but in all cases will be retained by the Service Organization and will not be remitted to a Fund or BlackRock.

Shareholders should consider whether such incentives exist when evaluating any recommendations from a Service Organization to purchase or sell shares of a Fund and when considering which share class is most appropriate. You should consult with your Service Organization, and review carefully any disclosure by the Service Organization, as to compensation received by it or its affiliates and for more information about the payments described above.

Shareholder Vote

As used in this SAI, a “majority of the outstanding shares” of a Fund or of a particular portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of that Fund’s shares (irrespective of class or subclass) or of the portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of that Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund (irrespective of class or subclass) or of the portfolio.

Securities Holdings of Brokers

As of October 31, 2020, the value of a Fund’s aggregate holdings, if any, of the securities of each of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents is set forth below:

TempCash Regular Broker Dealer	Security	Value ($000)

Handelsbanken Markets Securities, Inc.	D	$447,054

Mizuho Securities USA LLC	D	$409,200

Credit Agricole Securities (USA) Inc.	D	$388,365

Skandinaviska Enskilda Banken AB	D	$365,007

RBC Capital Markets, LLC	D	$350,243

Barclays Capital, Inc.	D	$250,000

Citigroup Global Markets Inc.	D	$56,933

TempFund Regular Broker Dealer	Security	Value ($000)

Mizuho Securities USA LLC	D	$379,120

Credit Agricole Securities (USA) Inc.	D	$349,826

Skandinaviska Enskilda Banken AB	D	$340,004

RBC Capital Markets, LLC	D	$330,308

Barclays Capital, Inc.	D	$130,000

Citigroup Global Markets Inc.	D	$57,932

BofA Securities, Inc.	D	$54,014

Certain Record Holders

To the knowledge of the Trust, the following entities owned of record or beneficially 5% or more of a class of a Fund’s shares as of October 15, 2021:

Name	Address	Percent

TempCash

Dollar Shares

Provident Advisers	3400 South Water Street Pittsburgh, PA 15203	75.24%

Provident Advisers	Two Gateway Center, Suite 1900 603 Stanwix Street Pittsburgh, PA 15222	12.36%

Provident Advisers	Two Gateway Center 603 Stanwix Street, 19th Floor Pittsburgh, PA 15222	12.36%

Institutional Shares

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	83.86%

Star Ohio State Treasury Asset Reserve	30 East Broad Street, 10th Floor Columbus, OH 43215	5.52%

TempFund

Administration Shares

Citizens National Bank	P.O. Box 911 Meridian, MS 39302	63.27%

BofA Securities, Inc.	200 North College Street, 3rd Floor Charlotte, NC 28255	24.26%

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	8.38%

Cash Management Shares

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	65.14%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	34.86%

Name	Address	Percent

Cash Reserve Shares

Citizens National Bank	P.O. Box 911 Meridian, MS 39302	92.70%

Dollar Shares

Beta Capital Securities, LLC	777 Brickell Avenue, Suite 1201 Miami, FL 33131	24.93%

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	21.21%

Citizens National Bank	P.O. Box 911 Meridian, MS 39302	18.02%

BofA Securities, Inc.	200 North College Street, 3rd Floor Charlotte, NC 28255	15.76%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	9.24%

Institutional Shares

BofA Securities, Inc.	200 North College Street, 3rd Floor Charlotte, NC 28255	15.81%

Strategic Cash Portfolio II	400 Bellevue Parkway Wilmington, DE 19809	9.64%

State Street	1776 Heritage Drive Quincy, MA 02170	7.04%

JPMorgan Chase Bank, NA	10410 Highland Manor Drive, 3rd Floor Tampa, FL 33610	6.24%

Trustee Of Indiana University	Poplars Bldg 400 E 7th St #216 Bloomington, IN 47405	5.84%

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	5.04%

Private Client Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	42.78%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	16.80%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	11.84%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	8.71%

Capital Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	66.88%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	17.91%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	14.15%

Federal Trust Fund

Administration Shares

BofA Securities, Inc.	200 North College Street, 3rd Floor Charlotte, NC 28255	85.51%

Voya Institutional Trust Company	1 Orange Way Windsor, CT 06066	14.49%

Cash Management Shares

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	100%

Cash Reserve Shares

Merrill Lynch Dividend Account Attn Control	101 South Trryon St Charlotte, NC 228280	61.03%

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	37.43%

Name	Address	Percent

Dollar Shares

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	62.55%

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	33.17%

Institutional Shares

Bank of America, N.A.	901 Main Street, 66th Floor Dallas, TX 75202-0000	23.28%

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	20.26%

BofA Securities, Inc.	200 North College Street, 3rd Floor Charlotte, NC 28255	9.49%

State Street	1776 Heritage Drive Quincy, MA 02170	7.48%

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	5.92%

FedFund

Administration Shares

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	93.13%

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	6.29%

Cash Management Shares

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	68.00%

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	16.98%

Laba & Co.	135 South LaSalle Street Chicago, IL 60603	7.39%

Cash Reserve Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	88.88%

NABank & Co.	6242 East 41st Street Tulsa, OK 74135	9.14%

Dollar Shares

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	48.72%

PNC Bank	1900 East 9th Street Cleveland, OH 44114	23.63%

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.62%

Institutional Shares

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	12.17%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	9.65%

Morgan Stanley Smith Barney LLC	1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	7.30%

Manufacturers & Traders Tr Co Tice & Co	1100 Wehrle Drive 2nd Floor Williamsville, NY 14221	5.89%

BofA Securities, Inc.	200 North College Street, 3rd Floor Charlotte, NC 28255	5.75%

Capital Shares

Silicon Valley Bank	3003 Tasman Drive Santa Clara, CA 95054	99.99%

Select Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	100%

Name	Address	Percent

Private Client Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	100%

Mischler Financial Group Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	50.62%

Goldman Sachs Liquidity	71 S Wacker Drive Suite 1200 Chicago, IL 60606	38.33%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	7.21%

T-Fund

Administration Shares

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	88.52%

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	7.42%

Cash Management Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	29.17%

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	22.21%

Laba & Co.	135 South LaSalle Street Chicago, IL 60603	5.93%

Jefferies LLC	101 Hudson Street, 11th Floor Jersey City, NJ 07302	5.86%

Jefferies LLC	101 Hudson Street, 11th Floor Jersey City, NJ 07302	5.62%

Delaware Trust Company	251 Little Falls Drive Wilmington, DE 19808	5.59%

Cash Reserve Shares

First Republic Bank	111 Pine Street San Francisco, CA 94111-0000	88.90%

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	11.06%

Dollar Shares

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	20.32%

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	15.08%

Band & Co C O US Bank	1555 N Rivercenter Dr Ste 302 Milwaukee, WI 53212	6.91%

Citibank N.A.	480 Washington Blvd 30th Fl Jersey City, NJ 07310	6.27%

Citibank N.A.	480 Washington Blvd 30th Fl Jersey City, NJ 07310	5.94%

Citibank N.A.	480 Washington Blvd 30th Fl Jersey City, NJ 07310	5.46%

Institutional Shares

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	14.81%

Brown Brothers Harriman & Co.	140 Broadway Street, New York, NY 10005	10.10%

JPMorgan Chase Bank, NA	10410 Highland Manor Drive, 3rd Floor Tampa, FL 33610	5.84%

Capital Shares

Silicon Valley Bank	3003 Tasman Drive Santa Clara, CA 95054	99.98%

Name	Address	Percent

Select Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	100.00%

Treasury Trust Fund

Administration Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	85.55%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	13.10%

Cash Management Shares

Laba & Co.	135 South LaSalle Street Chicago, IL 60603	99.99%

Cash Reserve Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	99.90%

Dollar Shares

PNC Bank	1900 East 9th Street Cleveland, OH 44114	41.42%

State Street Bank & Trust	1776 Heritage Drive North Quincy, MA 02171	18.11%

Wilmington Trust	1100 Wehrle Drive Williamsville, NY 14221	12.01%

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	11.32%

SEI Private Trust Company	1 Freedom Valley Drive Oaks, PA 19456	6.43%

Institutional Shares

Morgan Stanley Smith Barney LLC	1300 Thames Street, 6th Floor Baltimore, MD 21231-3495	20.17%

Bank of New York Hare & Co. 2	PO Box 223910 Pittsburgh, PA 29101	18.52%

Laba & Co.	135 South LaSalle Street Chicago, IL 60603	9.24%

Merrill Lynch, Pierce, Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	8.48%

Capital Shares

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	40.34%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	12.12%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	11.01%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	6.86%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	6.79%

J.P. Morgan Securities LLC	4 Chase Metrotech Center, 7th Floor Brooklyn, NY 11245	5.25%

Select Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	100%

California Money Fund

Institutional Shares

State Street	1776 Heritage Drive Quincy, MA 02170	84.73%

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	13.32%

Name	Address	Percent

MuniCash

Dollar Shares

Citizens National Bank	P.O. Box 911 Meridian, MS 39302	100%

Institutional Shares

State Street	1776 Heritage Drive Quincy, MA 02170	49.54%

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	20.53%

State Street	1776 Heritage Drive Quincy, MA 02170	13.66%

JPMorgan Chase Bank, NA	10410 Highland Manor Drive, 3rd Floor Tampa, FL 33610	8.52%

New York Money Fund

Institutional Shares

BPIF NSCC	760 Moore Road King of Prussia, PA 19406	55.23%

State Street	1776 Heritage Drive Quincy, MA 02170	44.46%

APPENDIX A

Description of Bond Ratings

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment — the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (referred to herein as the “State” or “California”) and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the ongoing and evolving economic and health-related impacts of the COVID-19 pandemic on the State, local and national economies, the still uncertain impact of federal and State financial assistance available to address the impact of the COVID-19 pandemic, changes in federal policies related to trade, health care and immigration, social and environmental policies and conditions, the national and international markets for products produced in California, developments in municipal bankruptcies and significant unfunded pension liabilities could have an adverse impact on the financial condition of California and its political subdivisions. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities.

The Fund invests a high proportion of its assets in California municipal securities. The payment of interest on and preservation of principal in these securities are dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. In addition to general economic pressures, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could adversely affect a California issuer’s ability to raise revenues to meet its financial obligations.

The following summary is based upon the most recent publicly available State budget documents (the 2021-22 Governor’s Budget which was signed by the Governor of the State on January 8, 2021), the State Legislative Analyst’s Office (“LAO”) review of the State budget documents and offering statements relating to public debt offerings of the State described below. This summary has not been updated nor will it be updated during the year. Neither the Fund nor its legal counsel has independently verified this information. The information provided below is intended only as a general summary and is subject to change rapidly, substantially, and without notice, particularly in light of the ongoing and evolving COVID-19 pandemic and the inclusion of such information herein shall not create any implication that there has been no change in the affairs of the State or issuers therein since the date of its preparation.

Certain statements included in this summary constitute “forward-looking statements.” Such statements are generally identifiable by the terminology used such as “plan,” “estimate,” “expect,” “budget” or similar words. The achievement of certain results or other expectations contained in such forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause actual results, performance or achievements attained to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements.

Overview; COVID-19 Pandemic

The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual State budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). The Governor submitted his initial budget proposal for fiscal year 2021-22 on January 8, 2021 (the “2021-22 Governor’s Budget”). State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The Governor is required to sign the budget by the start of the fiscal year on July 1. The LAO releases analysis of the Governor’s various budget proposals throughout the year.

COVID-19 Pandemic-General Impact. The outbreak of COVID-19, a new strain of coronavirus that can result in severe respiratory disease, which was first detected in China and has since spread to other countries, including the United States and the State, has been declared a pandemic by the World Health Organization (the “COVID-19 pandemic”). In response to the COVID-19 pandemic, the State, like other state and local government authorities, has implemented, and revised from time to time, restrictions on mass gatherings that have resulted in widespread closings and modifications of businesses, universities and schools. The severe drop in economic activity in spring 2020 caused by the COVID-19 pandemic resulted in a recession that ended the nation’s record-long economic expansion in February 2020. These efforts resulted in declines in State revenues from recent levels, as well as increased expenditures by the State and local governments required to manage and mitigate the COVID-19 pandemic’s impact. The State and the State Treasury General Fund (the “General Fund”), as well as local governments throughout the State have been adversely impacted by the health-related and economic impacts of the COVID-19 pandemic which continues to disrupt large sectors of the State economy and remains a significant risk to the State’s finances.

California’s unemployment rate increased from a record low of 3.9 percent in February 2020 to a record high of 16.4 percent in April and May 2020 which was higher than the highest rate of unemployment of 12.3 percent in the fourth quarter of 2010, which resulted from the last national recession (the “Great Recession”). The COVID-19 pandemic also exacerbated underemployment; the percentage of the working age population in the State labor force decreased from 62.3 percent in the first quarter of 2020 to 59.8 percent in the second quarter. Besides the officially unemployed and those who dropped out of the labor force, the State expects that a significant number of Californians have also been negatively impacted by the COVID-19 pandemic, through furloughs, pay cuts, reduction in hours worked, and loss of non-wage income such as from independent contracting. The State has estimated that more than a third of California jobs are in sectors that are immediately vulnerable to stay-at-home disruptions from the COVID-19 pandemic. As of December 2020, the State’s unemployment rate was 9.0% which was 2.3% higher than the national unemployment rate of 6.7%. Although unemployment insurance benefits are primarily supported by federal funding and employer taxes, the State expects to continue to borrow from the federal government to pay its share of unemployment benefits and estimates that it will owe $21.5 billion as of the end of calendar year 2020, rising to $48.3 billion by the end of calendar year 2021. This will surpass the amount of borrowing during the Great Recession when the State owed $11 billion at its highest point and paid $1.4 billion in interest. This amount was not repaid until 2018.

The immediate impact of the COVID-19 pandemic on the State’s economy was profound. However, since the release of the 2020-21 Budget in June 2020, the economic outlook and revenue forecast for the State has improved dramatically relative to the 2020-21 Budget even though the 2021-22 Governor’s Budget economic forecast did not include the provisions of the federal COVID-19 relief bill passed in December 2020 and assumed that a vaccine would only become available in mid-2021. General Fund revenue is higher than 2020-21 Budget projections by nearly $71 billion from fiscal year 2019-20 through fiscal year 2021-22. In the 2020-21 Budget, the State estimated a drop in overall General Fund revenues and transfers to $137.7 billion from the $153.4 billion originally estimated for fiscal year 2020-21 in the 2020-21 Governor’s Budget in January 2020. However the 2021-22 Governor’s Budget estimates revenue of $162.7 billion in fiscal year 2020-21 which is higher than the estimates for the fiscal year made prior to the COVID-19 pandemic and an increase of $25 billion (18.2%) from the estimates in the 2020-21 Budget. See “Recent Financial Results” below.

However, expenditures are still forecast to grow faster than revenues, and the 2021-22 Governor’s Budget projects a structural deficit of $7.6 billion for fiscal year 2022-23 that is forecast to grow to over $11 billion by fiscal year 2024-25. Initial estimates also project that the State will exceed its appropriations limit by $102 million. This will be only the second time the State has exceeded the appropriations limit since its passage in 1979. Any funds above this limit are constitutionally required to be allocated evenly between schools and a tax refund. See “Appropriations Limits.”

The 2021-22 Governor’s Budget also included a forecast for the largest three sources (personal income tax, sales tax and corporation tax) of General Fund revenues from fiscal year 2019-20 through fiscal year 2024-25. Development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the State Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash flow results. The economic forecast reflects economic growth after 2020 with real GDP averaging 2.8 percent through 2024. The forecasts included in the 2021-22 Governor’s Budget will be revised at the May Revision to account for the effects of the faster than expected deployment of COVID-19 vaccines and the late December federal COVID-19 relief bill as well as any other federal legislation passed prior to the May Revision economic forecast which is generally completed in April.

Total General Fund revenues from these largest three sources are expected to rise steadily from $139.0 billion in fiscal year 2019-20 to $155.8 billion in fiscal year 2024-25. The long-term General Fund revenue forecast table below shows the State’s forecast for its main General Fund revenue sources as of the 2021-22 Budget for fiscal years 2019-20 through 2024-25. Generally, these three sources constitute over 90 percent of all General Fund revenues. See also, “Recent Financial Results” below.

Long-Term Revenue Forecast

(General Fund Revenue — Dollars in billions)(1)

	2019-20	2020-21	2021-22	2022-23	2023-24	2024-25

Personal Income Tax	$99.5	$102.2	$107.4	$108.4	$109.3	$112.4

Sales and Use Tax	$25.5	$26.5	$25.9	$26.7	$27.4	$28.2

Corporation Tax	$14.0	$16.9	$16.6	$15.8	$14.9	$15.2

Total	$139.0	$145.7	$149.9	$150.9	$151.6	$155.8

Growth		4.8%	2.9%	0.7%	0.5%	2.8%

(1)	From the 2021-22 Governor’s Budget

While the personal income tax forecast has been significantly upgraded since the forecast included in the 2020-21 Budget, the compounded annual growth rate is still below typical rates seen prior to the COVID-19 pandemic. For example, from fiscal years 2012-13 through 2018-19, annual personal income tax revenues grew at a rate above 6 percent while from fiscal year 2018-19 through 2021-22 annual growth is only expected to be around 3 percent. In comparison, personal income fell by 3.3 percent during the Great Recession (from “peak to trough”). The forecast assumes that there will not be a significant change in migration patterns between California and other states with net outflows continuing. International immigration typically brings hundreds of thousands of people to the State every year outweighing the losses of domestic out-migration. However, as a result of immigrant visas being suspended and the large increase in teleworking brought about by the COVID-19 pandemic, it is possible that there will be a significant increase in out-migration from California that, if concentrated in high-income households, may result in personal income tax revenues falling significantly below projections, The personal income tax is the State’s largest revenue source and is expected to comprise 66.4% of all General Fund revenues in fiscal year 2021-22.

The severity of the COVID-19 pandemic’s effects on taxable spending and sales tax revenues has also been smaller than expected due in part to a shift in spending from services to goods which are more likely to have sales tax levied on them than services. The State has also benefitted from legislation passed in the wake of the South Dakota vs. Wayfair, Inc. case which has allowed the State to capture taxes on sales that have shifted online due to the COVID-19 pandemic. Increases in revenue forecasts for corporation tax as compared to the 2020-21 Budget reflect an improved forecast for C-corporation profits as large businesses that pay the significant majority of the state corporate taxes have, in large part, been able to adapt to the COVID-19 pandemic.

Financial Condition of the State General Fund. The State entered fiscal year 2020-21 with a General Fund positive cash balance at June 30, 2020 of $5.4 billion which included an outstanding internal loan balance of $20 billion. The State’s cash flow for fiscal year 2019-20 indicated that internal resources were sufficient and available to meet the normal peaks and valleys of the State’s cash needs, while maintaining a cushion of at least $2.5 billion at all times. The State did not issue any RANs in fiscal year 2019-20, the fifth consecutive year in which external borrowing was not required. The 2021-22 Governor’s Budget cash flow projections show an estimated cash cushion of unused internal borrowable resources of at least $9 billion at the end of each month during fiscal year 2020-21. Due to the unprecedented nature of the COVID-19 pandemic, and the volatile and adverse impacts of COVID-19 on the global, national and State economies, there can be no assurances that actual results will not materially adversely vary from these projections. In the event that the State does not have sufficient available cash and internal borrowable resources as a result of increased expenses and/or reduced revenues from the amounts assumed, the State can implement a variety of cash management tools. See “Cash Management” below.

Impact of COVID-19 Pandemic on Obligations of Local Governments. Local governments in the State are also experiencing material adverse effects to their finances as a result of COVID-19 pandemic effects on local revenue sources as well as expected reduced distributions from the State. Counties have been particularly affected, as the principal government responsible for providing local health services. The ability of local governments to address these budget shortfalls are constrained by Constitutional limitations, included limited taxing and borrowing powers and balanced budget requirements, among other factors. Unfunded pension and other post-retirement liabilities also weigh heavily upon many local governments, and have been the principal cause of several well-publicized municipal bankruptcy filings.

As a result of the COVID-19 pandemic, certain local governments have agreed to delays in property tax payments and other revenues and waived associated late fees and penalties. Although these payments delays and waivers may affect the general fund revenues of some local governments, the delays and waivers are not expected to have a material adverse effect on the payment of general obligation debt obligations secured by ad valorem taxes.

While it is impossible to describe in detail the impact on specific local bond issuances, the economic effects of the COVID-19 pandemic may potentially affect or impair the credit quality of a variety of local California issuances, including airport and port revenue bonds, toll road revenue bonds, bonds supported by hotel or occupancy use taxes, sales tax revenue bonds, housing or developments secured by incremental tax revenue, and bonds supported directly or indirectly by convention center, stadium or arena revenue. In addition, local governments that have general funds largely supported by sales tax, hotel or occupancy taxes or similar revenues may be particularly affected. After issuing negative views for all public finance sectors in April 2020, S&P has maintained those negative views for all public finance sectors with the exception of public power, municipal water and sewer utilities and housing. A negative sector view indicates that there will likely be more negative ratings actions in a sector than positive ratings actions. See “Bond Ratings” and “Obligations of Other Issuers” herein.

Economic Factors

California is by far the most populous state in the nation; indeed, California is almost 40 percent larger than Texas, the second-ranked state, according to the most recent population estimates released by the United States Census Bureau. The July 2020 estimate of the State’s population is 39.4 million, which represents approximately 12 percent of the total United States population. The State’s population is projected to continue to grow over the long term and reach 45 million residents by 2060.

California’s economy, the largest among the 50 states, has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and services. The relative proportion of the various components of the California economy closely resembles the make-up of the national economy. California’s economy accounted for 14.6 percent of the U.S. Gross Domestic Product (“GDP”) in 2019. California remained the fifth largest economy in the world in 2019, with a GDP of $3.1 trillion in current dollars. California’s real GDP contracted by a record 31.5 percent in the second quarter of 2020, after falling by 4.3 percent in the first quarter of 2020, and bringing it back to first quarter of 2017 levels. California real GDP then grew by 31.2 percent in the third quarter of 2020 bringing it to first quarter 2019 levels.

The expiration of temporary sales tax increases and increased percentages diverted to local governments due to realignment have reduced the amount of sales tax available to the State’s General Fund. See “The State Budget — Proposition 30 and Proposition 55,” and “Local Governments — Realigning Services to Local Governments” below. Nevertheless, sales and use taxes remain a principal source of General Fund revenues. See “Recent Financial Results” below for a discussion of the percentage of State General Fund revenues that are derived from sales and use taxes. Total taxable transactions for the State were estimated at $746 billion for 2019 by the State Department of Finance, an increase of 5.5 percent over the prior year. Based on preliminary data cited in the 2021-22 Governor’s Budget, taxable sales decreased by 2.2 percent in fiscal year 2019-20 but are expected to increase by 5.4% in fiscal year 2020-21 before decreasing by 2 percent in fiscal year 2021-22.

In December 2020, the statewide median home price was $717,930, which was an increase of 16.8 percent from a year earlier. Residential building permitting, which suffered a long, steady decline from calendar years 2005 through 2009, increased steadily, from 36,421 in 2009 (approximately $12 billion valuation) to 110,999 in 2019, (approximately $33.7 billion valuation). Even in 2019, residential building permitting had still not recovered to the levels that preceded the Great Recession. The effect of the COVID-19 pandemic on residential building permitting is still uncertain; however, since the beginning of the pandemic, the number of new authorized residential units has declined. California residential housing units authorized by building permits averaged just under 100,000 in the first three quarters of 2020, 9.8 percent lower than in the same period in 2019. Multi-family units were down by 18.9 percent in the first three quarters of 2020 relative to the same period in 2019, whereas single-family units were only down by 0.7 percent. The 2021-22 Governor’s Budget projects total permits for new construction to have declined by 10.3 percent to 101,000 units in 2020 (approximately $30.0 billion valuation) before steadily increasing to reach growth of 7.4 percent by 2024. Total permits are projected to exceed the 2019 pre-pandemic level in 2024, with a total of 118,000 units.

However, California continues to face a critical housing shortage. With fewer permits issued, the unprecedented increase in unemployment and potential for subsequent evictions along with the reluctance of builders to build homes during an economic downturn may worsen the housing shortage. Given the State’s structural housing supply constraints and shortage, lower-income populations will be especially vulnerable to evictions. This may negatively impact the State as Californians will face increasing affordability issues which may affect their decisions about where to live. Businesses may subsequently leave as they base their location decisions on the ability of their employees and customers to live nearby.

After slowing sharply in 2009, nonresidential construction in the State had increased steadily from a total valuation of approximately $10.9 billion in 2009 to $33.6 billion in 2018 before dropping slightly to $31.4 billion in 2019. Preliminary estimates for 2020 show a drop to a $22.1 billion valuation in 2020.

Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues

Over the years, a number of constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising State taxes or restricted the use of General Fund revenues. Some of the most significant of these approved constitutional amendments are described below. Because of the complex nature of these initiatives and the ambiguities and possible inconsistencies in their terms, it is not possible to predict with certainty the impact on California debt obligations or on the ability of the State or local governments to pay debt service on such California debt obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local governments to repay their obligations.

Limitation on Property Taxes. Certain California debt obligations may be obligations of local government issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments are limited by Article XIIIA of the California Constitution (“Article XIIIA”), enacted by the voters in 1978 and commonly known as “Proposition 13.” Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1 percent of the full cash value of real property and generally restricts the reassessment of property to 2 percent per year, except upon new construction or change of ownership (subject to a number of exemptions).

Local government taxing entities, however, may raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness. As a result of the COVID-19 pandemic, certain local governments have agreed to delays in property tax payments and waived associated late fees and penalties. Although these payments delays and waivers may affect the general fund revenues of some local governments, they are not expected to have a material adverse effect on the payment of debt obligations secured by ad valorem taxes. However, the impact on property tax values as a result of the economic effects of the COVID-19 pandemic is at yet uncertain. See “Obligations of Other Issuers” herein.

Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

For further discussion on Proposition 13, see “Local Governments — Constitutional and Statutory Limitations on Local Government” below. For further discussion on voter approval requirements under Article XIIIA, see “— Voter Requirements for Taxes and Fees” below.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the “Right to Vote on Taxes Act.” Proposition 218 added Article XIIIC (“Article XIIIC”) and Article XIIID (“Article XIIID”) to the State Constitution, each of which contains a number of provisions affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Proposition 26, discussed below under the caption entitled “— Voter Requirements for Taxes and Fees,” amended Article XIIIC by adding an expansive definition of “taxes” to include many regulatory fees currently imposed by the State and its municipalities. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several provisions making it generally more difficult for local governments to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges,” defined for purposes of Article XIIID to mean “any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service.” All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges that generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. Article XIIID imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as “property related” for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local government, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters, by future initiative, could repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

Limitations on the State’s Ability to Transfer Funds from Local Governments. On November 2, 2010, voters in the State approved Proposition 22, a Constitutional initiative. Proposition 22, known as the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010,” eliminated or reduced the State’s authority to (i) temporarily shift property taxes from cities, counties and special districts to schools, (ii) use vehicle license fee revenues to reimburse local governments for State-mandated costs (the State will have to use other revenues to reimburse local governments), (iii) redirect property tax increment from redevelopment agencies (which have since been dissolved, see “Obligations of Other Issuers — Tax Increment and the Dissolution of Redevelopment Agencies” below) to any other local government, (iv) use State fuel tax revenues to pay debt service on State transportation bonds, or (v) borrow or change the distribution of State fuel tax revenues.

Voter Requirements for Taxes and Fees. Proposition 26, known as the “Supermajority Vote to Pass New Taxes and Fees Act” was approved by State voters on November 2, 2010. Proposition 26 amended provisions of Article XIIIA and Article XIIIC governing the imposition of taxes. Proposition 26 requires a two-thirds supermajority vote in the California State Legislature (the “State Legislature”) prior to the imposition of any change in State statute which results in any taxpayer paying a higher tax. This requirement eliminated the prior practice that allowed, via majority vote, one tax to be increased if another tax is lowered by an equivalent amount. Furthermore, any increase in a fee beyond the amount needed to provide the specific service or benefit is deemed a “tax,” and thus would require two-thirds vote of any governmental units for passage. As noted, Proposition 26 requires taxes for general governmental purposes to be approved by a majority vote and taxes for specific purposes to be approved by a two-thirds vote. Proposition 26 applied retroactively to any measures passed on or after January 1, 2010.

Appropriations Limits. The State and its local governments are subject to an annual “appropriations limit” imposed by Article XIIIB of the California Constitution (“Article XIIIB”), enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending “appropriations subject to limitation” in excess of the appropriations limit imposed. “Appropriations subject to limitation” are authorizations to spend “proceeds of taxes,” which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but “proceeds of taxes” exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (i) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (ii) appropriations to comply with mandates of courts or the federal government, (iii) appropriations for certain capital outlay projects, (iv) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (v) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. “Excess” revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess to taxpayers, with the other 50 percent paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990s because of a recession, few local governments have been operating near their spending limits, but this condition may change over time. Local governments may by majority voter approval exceed their spending limits for up to four years.

The State is also subject to an annual appropriations limit imposed by the State Constitution. The State has rarely exceeded its appropriations limit. In recent years, however, State appropriations have trended closer to the limit, and in fiscal year 2018-19, total spending exceeded the limit by $1.9 billion and is currently expected to exceed the limit in fiscal year 2020-21. Strong revenue growth, coupled with more moderate growth in the appropriations limit, served to shrink the room under the limit. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined appropriations limits for those two years is divided equally between transfers to K-14 education districts and refunds to taxpayers. In its most recent estimates, the State reported that it would be approximately $1.7 billion under its appropriations limit in fiscal year 2019-20 and estimated that it would be $2.3 billion over its limit in 2020-21 and $4.2 billion under its appropriations limit in fiscal year 2021-22. Given that the excess in the 2018-19 fiscal year ($1.9 billion) is greater than the amount under the limit ($1.7 billion) in the subsequent 2019-20 fiscal year, if this estimate remained the same at the time the 2021-22 Budget is adopted, the State would be over the limit in this two-year period resulting in required transfers of the excess to K-14 education and refunds to taxpayers

Dedication of General Fund Revenues to Schools. The single largest portion of the State budget is support for K-12 public schools and community college districts (collectively, “K-14 schools”). In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which (subject to suspension by a two-thirds vote of the State Legislature and the Governor) guarantees local school districts and community college districts a minimum share of General Fund revenues (the “Proposition 98 Guarantee”) with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, General Fund revenues fall short of the projections on which the original appropriations to schools were made. In the 2020-21 Budget the State committed to a supplemental payment on top of the Proposition 98 Guarantee because funding for schools had significantly declined due to declining revenues for the State. The 2021-22 Governor’s Budget’s improved revenue estimates have resulted in not only significantly more funding for schools but also the highest funding level ever. Nevertheless, the 2021-22 Governor’s Budget commits an additional $2.3 billion in one-time funds to schools in recognition of additional costs associated with the COVID-19 pandemic. For further discussion regarding Proposition 98, see “Proposition 98 and K-14 Funding” below.

Obligations of the State

The State has always paid when due the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-revenue obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary.

Capital Facilities Financing. The State builds and acquires capital facilities primarily through the use of general obligation bonds and lease-purchase borrowing. Under the State Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. New general obligation bonds, lease revenue bonds and other General Fund-supported debt are authorized by the voters and/or the State Legislature with lease revenue bonds generally authorized by the State Legislature. As of January 1, 2021, the State had approximately $71.2 billion of outstanding general obligation bonds payable principally from the State’s General Fund and approximately $35.5 billion of authorized and unissued General Fund-supported general obligation bonds. As of January 1, 2021, the State had approximately $8.5 billion in outstanding lease revenue bonds payable from lease payments paid from the operating budget of the respective lessees, the operating budgets of which are primarily, but not exclusively, derived from the General Fund. As of the same date, the State had $7.6 billion of authorized but unissued lease revenue bonds.

As of February 2021, debt service on General Fund-supported general obligation bonds and lease-revenue debt was estimated to equal approximately 4.9 percent of General Fund revenues in fiscal year 2020-21 and 5.1 percent of General Fund revenues in fiscal year 2021-22. This debt service cost is calculated based on the amount of debt service to be paid without adjusting for reimbursement from various special funds and subsidy payments from the federal government for taxable “Build America Bonds.” Including those estimated offsets would reduce debt service on General Fund-supported general obligation bonds and lease-revenue debt to approximately 3.6 percent of General Fund revenues in fiscal year 2020-21 and 4.0 percent of General Fund revenues in fiscal year 2021-22. These amounts fluctuate as assumptions for future debt issuance and revenue projections are updated from time to time.

Future Bond Issuance Plans. The amount of outstanding General Fund-supported debt, primarily general obligation bonds, may increase in coming years given the amount of authorized and unissued General Fund-supported bonds the State can issue. See “— Capital Facilities Financing” above. Based on estimates from the Department of Finance in February 2021, approximately $3.1 billion of new money general obligation bonds (some of which may initially be in the form of commercial paper notes) and approximately $695 million of new money lease-revenue bonds are expected to be issued in fiscal year 2020-21. In fiscal year 2021-22, the Department of Finance estimates issuance of approximately $4.5 billion of new money general obligation bonds

(some of which may initially be in the form of commercial paper notes) and approximately $2.0 billion in lease revenue bonds. However, the exact amount that may be issued will depend on overall budget constraints, market conditions and other factors. The State also issues refunding bonds as markets warrant.

Cash Management. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. External borrowing is typically done with revenue anticipation notes that are payable later in the fiscal year in which they are issued. However, the State has not issued revenue anticipation notes since fiscal year 2014-15. In February 2021, the State observed that even with the effects of the COVID-19 pandemic, the State is not expected to issue revenue anticipation notes in fiscal year 2020-21 or fiscal year 2021-22. The State has estimated a cash cushion of unused internal borrowable resources of at least $9 billion at the end of each month in fiscal year 2020-21.

The State is also authorized under certain circumstances to issue revenue anticipation warrants that are payable in the succeeding fiscal year, as well as registered refunding warrants issued to refund revenue anticipation warrants. The State has issued revenue anticipation warrants to bridge short-term cash flow shortages in five years since 1992. In April 2020, the Governor authorized the State Controller to open and transfer funds to the General Cash Revolving Fund during the period beginning April 1, 2020, and until revoked in writing, from any special funds and other State accounts containing moneys which may lawfully be transferred therefrom. Although the State does not currently expect to issue revenue anticipation warrants, these actions will allow for the issuance of revenue anticipation warrants, if necessary. From time to time, the State Legislature has deferred various payments due under State statute, in order to more closely align the State’s revenues with its expenditures. This technique has been used in past budgets, in order to reduce the State’s need for external borrowing to bridge any cash flow deficit. Further, State law gives the State Controller some flexibility to delay payments to various payees, including State vendors, when the State Controller foresees a relatively short-term cash flow shortage. In addition, the State issued IOUs in lieu of cash payments in July and August 2009, the second such issuance since the 1930s.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the General Fund and carry different ratings than the State’s general obligation bonds. None of these revenue bonds are backed by the State’s faith and credit or taxing power. As of December 31, 2020, the various State revenue bond financing programs had approximately $38.6 billion in outstanding bonds and the various State financing authorities had approximately $32.0 billion of outstanding revenue bonds. The Regents of the University of California has been one of the largest issuers of revenue bonds in recent years, with approximately $23.7 billion of outstanding revenue bonds secured by certain revenues of the University of California, as of December 31, 2020. Other State agencies and authorities with significant bond programs include the California State University system with approximately $7.9 billion of outstanding revenue bonds secured by certain revenues of the California State University, the State Department of Water Resources, which had approximately $2.9 billion of outstanding revenue bonds secured by power and water users, the California Health Facilities Financing Authority which had $15.6 billion in outstanding revenue bonds secured primarily by revenues of various health facilities and the California Education Facilities Authority, which had approximately $4.3 billion of outstanding revenue bonds secured primarily by revenues of various educational facilities, as of December 31, 2020.

Recent Financial Results

Historically, the principal sources of General Fund revenues are personal income tax, sales and use tax and corporation tax. The 2021-22 Governor’s Budget projects that personal income tax, sales and use tax and corporation tax will contribute 66.5 percent, 16.1 percent and 10.3 percent, respectively, of total General Fund revenues and transfers in fiscal year 2021-22 for a cumulative estimated total of 92.9 percent of General Fund revenues. The State’s personal income tax structure is highly progressive with rates ranging from 1 percent to 12.3 percent. For example, for the 2018 tax year, the State reported that the top one percent of income earners paid over 46 percent of personal income taxes. This percentage has been greater than 40 percent in every year since 2004, except for 2009. The personal income tax was made even more progressive with the passage of Proposition 30 (defined below), which imposed additional taxes on earnings over $250,000, resulting in an income tax of 12.3 percent on earnings over $1 million. In November 2016 the voters in the State approved an extension of this portion of Proposition 30 through the end of calendar year 2030. A large portion of personal income tax receipts is derived from capital gains realizations and stock option income. These revenue sources can be particularly volatile. For example, over the last 10 years, capital gains tax receipts accounted for over 10 percent of General Fund revenues and transfers in fiscal year 2016-17 but were less than 5 percent in fiscal year 2010-11.

During the Great Recession capital gains tax receipts dropped from nearly $9 billion in fiscal year 2007-08 to just under $3 billion in fiscal year 2009-10, a 67 percent decline. The 2020-21 Budget projected that capital gains would account for approximately 10.9 percent of General Fund revenues and transfers in fiscal year 2018-19, declining to 10.5 percent in fiscal year 2019-20, and 7.2 percent in fiscal year 2020-21. However, the strong recent stock market performance meant that capital gains, which accrue largely to high-income households, are likely to show growth in 2020 and 2021 and account for over 11% of General Fund revenues in fiscal years 2020-21 and 2021-22. The State has observed that forecasting revenues associated with capital gains is subject to significant uncertainty because realizations are heavily dependent upon stock market performance and when taxpayers choose to buy or sell stock. The volatility in the percentage of General Fund revenues and transfers attributable to capital gains tax receipts is primarily due to an underlying volatility in the level of capital gains tax revenues, rather than to volatility in other General Fund revenues and transfers. Proposition 2 (defined below) mitigates some of the capital gains volatility by requiring spikes in capital gains tax revenue to be used to repay the State’s debts and liabilities and to be deposited in the Budget Stabilization Account (“BSA”). Moreover, compared to the rest of the nation, California relies less on the property tax as a source of revenues, because of Proposition 13. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.

The State is required to maintain the Special Fund for Economic Uncertainties (“SFEU”), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but the SFEU is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. On March 25, 2020, the Department of Finance transferred the entire $1.3 billion available in the SFEU to the Disaster Response-Emergency Operations Account, a subaccount of the SFEU, to procure items necessary to support the State’s efforts to protect public health and safety and reduce the spread of the COVID-19 outbreak. As a result, the 2020-21 Budget projected that the State would end fiscal year 2019-20 with a shortfall of $1.2 billion in the SFEU. However, the balance is expected to be replenished and the State now projects a balance in the SFEU of $9.0 billion at the end of fiscal year 2020-21.

Proposition 98 and K-14 Funding

Throughout the 1980s, State spending increased rapidly as the State population and economy also grew rapidly. Such spending included increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State assistance program is to local public school districts. In 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute, which provides for the Proposition 98 Guarantee. The Proposition 98 Guarantee is calculated each fiscal year using one of three “tests” that apply under varying fiscal and economic conditions. Test 1 earmarks a minimum portion of State revenue for K–14 education, Test 2 and Test 3 are based on prior–year Proposition 98 funding adjusted for key factors including changes in student enrollment, as measured by K–12 average daily attendance. Test 2 further adjusts for the change in inflation. The test which provides the highest level of funding applies. Test 2 and Test 3 are generally used in times of economic distress although the State also has the ability to suspend the Proposition 98 funding mechanism. In fiscal year 2010-11, the State suspended the Proposition 98 funding mechanism as it emerged from the Great Recession.

The COVID-19 pandemic initially had a significant negative impact on the economy and the State’s General Fund revenues. This has had an equally significant negative impact on the Proposition 98 Guarantee for fiscal year 2020-21. The 2020-21 Budget estimated that the Proposition 98 Guarantee payable from the General Fund in fiscal year 2020-21 would decline by approximately $12.8 billion to $35.1 billion from the revised $47.9 billion in fiscal year 2019-20. However due to improved revenue estimates including the significant growth in capital gains, the 2021-22 Governor’s Budget now projects that the portion of the Proposition 98 Guarantee that is payable from the General Fund will be $56.9 billion in fiscal year 2022-21 and $58.5 billion in fiscal year 2021-22 and the State will make an additional $2.3 billion supplemental payment to schools in fiscal year 2021-22 to address expenses associated with the COVID-19 pandemic as well as deposit $3 billion into the Public School System Stabilization Account. For further information on the limitations on General Fund revenues imposed by Proposition 98, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Dedication of General Fund Revenues to Schools” above.

State and Local Pension and Post-Retirement Liabilities

State. The financial condition of the State and its localities is also subject to pension and other post-retirement benefit risks.

Pension. The pension funds managed by the State’s retirement systems, the California Public Employees’ Retirement System (“CalPERS”) and the California State Teachers’ Retirement System (“CalSTRS”), sustained significant investment losses during the Great Recession and currently have substantial unfunded liabilities which may be exacerbated by the COVID-19 pandemic. These unfunded liabilities will require increased contributions from the General Fund in future years. In February 2021, the State noted that its actuarially determined fiscal year 2020-21 General Fund contributions to CalPERS and CalSTRS were projected to be approximately $3.0 billion and $3.9 billion, respectively. In addition to these required payments, the 2021-22 Governor’s Budget includes a proposal for discretionary payments to CalPERS and CalSTRS. See also “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2)” below.

The Great Recession called into question the reliability of assumed rates of return used to determine actuarial unfunded pension liabilities. For actuarial valuations prior to June 30, 2011, CalPERS and CalSTRS had used an assumed 7.75 percent rate of return to calculate their respective unfunded liabilities. The investment earnings assumptions were lowered to 7.50 percent for both funds commencing for actuarial valuations dated June 30, 2011. These assumption changes resulted in significant increases in unfunded liability. The assumption changes for CalPERS also increased retirement contributions for many local governments which contract with CalPERS to manage their pension programs. In December 2016 the CalPERS Board voted to lower the investment earnings assumptions for 2017-18 to 7.375%, for 2018-19 to 7.25% and for 2019-20 to 7.0%. In February 2017, the CalSTRS Board lowered its investment return assumption to 7.25% effective for fiscal year 2017-18 and 7.0% effective for fiscal year 2018-19. These assumption changes will result in additional increases of unfunded liabilities for the systems. In February 2018, CalPERS adopted revisions to its actuarial authorization policy which will be applied to amortizations of gains, losses and actuarial surplus experienced after June 30, 2019 and will affect contributions starting in fiscal year 2020-21. At the present time neither CalPERS nor CalSTRS has indicated that there will be further changes to their assumed rates of return.

The most recent CalPERS and CalSTRS investment returns have varied widely and their respective 10-year time weighted average returns are below even the lower assumed rates of return adopted by their Boards. CalPERS and CalSTRS generally report their investment returns for the prior fiscal year (ending June 30) in July of each year. The most recent reported investment results for both CalPERS and CalSTRS (based on market value) are set forth below.

CalPERS Return on Investments for Fiscal Years 2016 through 2020

Fiscal Year	Return on Investments

2015-16	0.6%

2016-17	11.2

2017-18	8.6

2018-19	6.7

2019-20	4.7

CalSTRS Return on Investments for Fiscal Years 2016 through 2020

Fiscal Year	Return on Investments

2015-16	1.4%

2016-17	13.4

2017-18	9.0

2018-19	6.8

2019-20	3.9

Based on those expected returns for the twelve months ended June 30, 2019, CalPERS estimated 5-year, 10-year and 20-year time weighted average returns of 5.8, 9.1 and 5.8 percent, respectively. Over the past 30 years CalPERS has returned an average of 8.1 percent annually. As of June 30, 2020, CalSTRS reported 5-year, 10-year and 20-year time weighted average returns of 6.8, 9.3 and 5.8 percent, respectively. Over the past 25 years CalSTRS has returned an average of 8.0 percent annually.

The CalPERS Board reported an unfunded accrued liability allocable to State employees (excluding judges and elected officials), as of June 30, 2019, of $61.4 billion on a market value of assets (“MVA”) basis. CalPERS no longer measures on an actuarial value of assets (“AVA”) basis. This represents a funded ratio of 70.0%. CalSTRS reported the unfunded accrued actuarial liability of its Defined Benefit Plan as of June 30, 2019 at $102.6 billion on an MVA basis. This represents a funded ratio of 67%.

In April 2013, CalPERS approved new actuarial policies that are aimed at returning the CalPERS system to fully-funded status within 30 years. These new policies include a rate-smoothing method with a 30-year fixed amortization period for gains and losses

(rather than the current 30-year rolling amortization method). CalPERS delayed the implementation of the new policy until fiscal year 2015-16 for the State, schools and all public agencies. In February 2014, the CalPERS Board approved new demographic assumptions that take into account increased life expectancies (2.1 years for men; 1.6 years for women). All of these policies have or are projected to increase required State and local contributions to CalPERS. See “— Local” below for a discussion of steps taken to eliminate the current CalSTRS unfunded liability.

OPEB. The State also provides other post-employment health care and dental benefits to its employees and certain of their spouses and dependents (hereinafter referred to as “OPEB”), which benefits utilize a “pay-as-you-go” funding policy. General Fund contributions to OPEB (as of February 2021) were estimated to be approximately $2.7 billion of total General Fund expenditures for fiscal year 2020-21 and approximately $3.7 billion of total General Fund expenditures for fiscal year 2021-22 (or approximately 1.7 percent of General Fund expenditures in fiscal year 2020-21 and 2.3 percent of General Fund expenditures in fiscal year 2021-22).

The State’s most recent OPEB actuarial accrued liability report estimated an approximately $93.5 billion of total OPEB actuarial accrued liability as of June 30, 2019 (compared to $86.5 billion estimated as of June 30, 2018) of which $91.9 billion was unfunded as of June 30, 2019. Government Accounting Standards Board (“GASB”) Statements 74 and 75, each of which affects OPEB financial reporting, were issued in June 2015. As a result, there is an increased focus on OPEB liability as GASB Statement No. 74 became effective for fiscal years beginning after June 15, 2016 and GASB Statement No. 75 became effective for fiscal years beginning after June 15, 2017. In January 2016, the State Controller noted that, if OPEB funding is left unchanged, the OPEB actuarial accrued liability could rise to more than $100 billion by fiscal year 2020-21 and to more than $300 billion by fiscal year 2047-48. Statutory language passed as part of the 2015-16 Budget Act, which proposed prefunding the entire unfunded liability by fiscal year 2044-45, contained the framework designed to support the elimination of the unfunded OPEB actuarial accrued liability through the use of a prefunding trust fund to pay for future retiree health benefits. The State currently has more than $3.2 billion set aside in the prefunding trust fund to pay for future retiree health benefits. By the end of fiscal year 2020-21, the trust fund balance is projected to approach $4.1 billion in assets.

General. In the future the State may be forced to significantly increase its pension fund and post-retirement benefit contributions, reducing discretionary funds available for other State programs. In addition, the State’s credit ratings may be adversely affected if the State does not reduce or manage these unfunded liabilities. See “Bond Ratings” below.

Local. Many local governments in the State, many of which are current members of CalPERS, face similar and, in many cases, more severe issues relating to unfunded pension and post-retirement benefit (“OPEB”) liabilities. The credit ratings, and even the solvency, of these local governments may be at risk in the future if these liabilities are not appropriately addressed through wage concessions and restructuring of benefits. Cities are particularly at risk because one of their primary missions is safety, and safety personnel labor and retirement benefit costs are significantly greater than labor and retirement costs of general municipal employees. Three cities — Vallejo, Stockton and San Bernardino — entered bankruptcy under Chapter 9 of the Federal bankruptcy code, largely as a result of escalating labor cost and unfunded pension and post-retirement liabilities. All three of these cities have agreements with CalPERS to administer their pension obligations, and their respective obligations to CalPERS were a significant reason for their insolvency. Other cities (including some that contract with CalPERS) and counties have expressed public concerns about their ability to meet their unfunded pension and other post-retirement liabilities, and a willingness to entertain bankruptcy as an option to resolve their fiscal problems. One federal bankruptcy judge stated that obligations to CalPERS could be adjusted in federal bankruptcy proceedings; however, the plan of adjustment in those proceedings was confirmed without reducing such obligations to CalPERS. Any definitive ruling that allowed obligations to CalPERS to be adjusted downward might encourage other financially-stressed municipalities to explore a Chapter 9 bankruptcy. The fiscal stress and cash pressures that were facing the State’s localities prior to the COVID-19 pandemic may be exacerbated as a result of the pandemic for certain local governments depending on the makeup of their economy or revenue sources as well as the overall makeup of their outstanding debt. See “Obligations of Other Issuers.”

School districts in the State are required to make contributions to CalSTRS for their teachers and staff. In June 2014, the Governor signed Chapter 47, Statutes of 2014 (“AB 1469”), which increased statutorily required contributions to CalSTRS from the State, school districts, and teachers beginning July 1, 2014. The AB 1469 funding plan included additional increases in contribution rates for the State, school districts, and teachers over the next several years in order to eliminate the current CalSTRS unfunded liability by 2045-46.

State Law Regarding Pensions and Pension Reform. California courts have been largely supportive of the vested or earned pension rights of State and local employees. Thus, pension reform efforts have been focused largely on limitations on future benefits for new employees, bringing limited, if any, immediate financial relief. Both constitutional initiatives and State legislation have been circulated or proposed attempting to reform the State’s pension systems on a State and local basis.

In September 2012, the Governor signed into law a comprehensive pension reform package affecting State and local government known as California Public Employees’ Pension Reform Act of 2013 (“PEPRA”), which became effective January 1, 2013. PEPRA implements lower defined-benefit formulas with higher retirement ages for new State employees hired on or after January 1, 2013, and includes provisions to increase employee contributions. The State Legislature passed and the Governor signed AB 1469 in June 2014 to increase required State contributions to CalSTRS. OPEB costs were not addressed in PEPRA; however, the State has disclosed that the higher retirement ages included in PEPRA will reduce OPEB liabilities in the long term and taken other actions to address OPEB liabilities. See “State and Local Pension and Post-Retirement Liabilities — State — OPEB” above.

The State Budget

Overview. The State’s fiscal year begins on July 1 and ends on June 30 of the following year. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year. Under State law, the Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. State law also requires the Governor to update the Governor’s Budget projections and budgetary proposals by May 14 of each year (the “May Revision”). The May Revision is generally the basis for final negotiations between the Governor and the State Legislature to reach agreement on appropriations and other legislation to fund State government and thus finalizing the Budget Act for upcoming fiscal year. The budget must be balanced, as required by Proposition 58 (discussed below) and pursuant to Proposition 25, enacted on November 2, 2010, must be approved by a majority (instead of two-thirds, under prior law) of each house of the State Legislature. State law requires the Governor to sign the budget by the start of the fiscal year on July 1, a requirement that, prior to Proposition 25’s enactment, had only been met 12 times in the preceding three decades. In every year since the enactment of Proposition 25, the Legislature has approved and the Governor has signed Budget Acts before the start of each such fiscal year. See “Status of State General Fund; 2021-22 Governor’s Budget” below.

Constraints on the Budget Process. Recent State Constitutional amendments approved by State voters have affected the budget process. Several such amendments are described below.

Balanced Budget Amendment (Proposition 58 and Proposition 2).

Proposition 58. On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the “Balanced Budget Amendment” that requires the State to enact a balanced budget and establish a special reserve and restricts future borrowing to cover fiscal year-end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State would in some cases have to take more immediate actions to correct budgetary shortfalls. Proposition 58 requires the State Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

Under Proposition 58, if the Governor determines that the State is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. The Governor would then be required to propose legislation to address the emergency and call the State Legislature into special session for that purpose. If the State Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the State Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. Although no fiscal emergency has been declared as a result of the COVID-19 pandemic, the State initially had projected transfers out of the BSA for several fiscal years.

Proposition 58 also established the BSA, a special reserve account funded by annual transfers of specified amounts from the General Fund, unless suspended or reduced by the Governor or until a specified maximum amount has been deposited. Until the 2014-15 Budget Act, the Governor had suspended the annual transfer of money from the General Fund to the BSA every year since 2007. Proposition 2 intended to strengthen the BSA by, among other things, basing deposits on when capital gains revenues rise above 8 percent, creating a Proposition 98 reserve and doubling the maximum size of the BSA from 5 percent to 10 percent of General Fund revenues. Funding for the BSA is estimated by the 2021-22 Governor’s Budget to be approximately $12.5 billion as of June 30, 2021 and approximately $15.8 billion as of June 30, 2022. Certain other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2. See “— Proposition 2” below.

Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings. See “Cash Management” above.

Proposition 2. In addition to the provisions described above, other provisions of Proposition 58 relating to the BSA were replaced by the provisions of Proposition 2 (“Proposition 2”). Proposition 2 requires that 1.5 percent of annual General Fund revenues be deposited each year into the BSA until the BSA balance reaches an amount equal to 10 percent of General Fund revenues. Proposition 2 also requires that half of the revenues that otherwise would have been deposited into the BSA through fiscal year 2030-31 be used for supplemental payments to pay down long-term liabilities. After fiscal year 2030-31, the revenues that otherwise would have been deposited into the BSA may be used for either supplemental debt payments or savings. Proposition 2 further requires that withdrawal of funds from the BSA be only for a disaster or if spending remains at or below the highest level of spending from the prior three years. Proposition 2 limits the maximum amount that could be withdrawn in the first year of a recession to half of the BSA’s balance. It also requires the State to provide a multiyear budget forecast to help better manage the State’s longer term finances and to create a Proposition 98 reserve, whereby spikes in funding are to be saved for future years to smooth school spending and minimize future cuts. The State expected to withdraw a portion of the balance in the BSA during fiscal year 2020-21 before largely replenishing the fund by the end of fiscal year 2021-22.

State-Local Fiscal Relations. The enactment of Proposition 1A in November 2004 (“Proposition 1A of 2004”) and Proposition 22, or the “Local Taxpayer, Public Safety, and Transportation Protection Act of 2010”, in November 2010 (“Proposition 22”), significantly changed the fiscal relationship between the State and local governments by severely limiting the State’s access to local funding sources.

Specifically, Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State’s access to property tax, sales tax and vehicle license fee revenues raised by local governments. Proposition 1A of 2004 also prohibits the State from mandating activities on cities, counties or special districts without providing funding to comply with the mandates. If the State does not provide funding for the activity that has been mandated, the requirement to abide by the mandate is suspended.

In addition, Proposition 22 prohibits the State Legislature from, among other things, (i) taking or reallocating money raised by local governments for local purposes, (ii) making changes in the allocation of property taxes among local governments designed to aid State finances, (iii) using State fuel tax revenues to pay debt service on State transportation bonds, (iv) borrowing or changing the distribution of State fuel tax revenues, and (v) using vehicle licensing fee revenues to reimburse local governments for State-mandated costs. The inability of the State to borrow or redirect funds from these sources, as it did during the Great Recession in fiscal years 2008-09 and 2009-10, will reduce the State’s flexibility in reaching budget solutions in the future. On the other hand, both Proposition 1A of 2004 and Proposition 22 made the allocation of revenues to local jurisdictions more predictable.

Proposition 30 and Proposition 55. On November 6, 2012, voters approved “The Schools and Local Public Safety Protection Act of 2012” (“Proposition 30”), which provided temporary increases in personal income tax rates for high-income taxpayers and a temporary increase in the State’s sales tax rate. A portion of the tax increases has been and will be used to pay for the State’s Proposition 98 school funding obligations. See “Proposition 98 and K-14 Funding” above. The sales tax portion of Proposition 30 expired on December 31, 2016. In November 2016, voters approved Proposition 55 (“Proposition 55”) which extended the personal income tax portion of Proposition 30 until December 31, 2030. The 2021-22 Governor’s Budget projected the revenue from these additional tax brackets to be $9.4 billion in fiscal years 2020-21 and 2021-22.

Health Care Services. Medi-Cal, California’s Medicaid program, is a health care entitlement program for qualified low-income individuals and families who receive public assistance or otherwise lack health care coverage and is one of the State’s largest expenditures. Medi-Cal serves approximately one-third of all Californians. Medi-Cal caseload and expenditures increased starting in fiscal year 2014-15 largely due to implementation of federal health care reform. Caseload reached an average monthly peak of 13.5 million in fiscal year 2016-17 and slowly declined through fiscal year 2019-20. However, due to the COVID-19 pandemic, the 2021-22 Governor’s Budget estimates average monthly caseload will increase to 14 million in fiscal year 2020-21 and 15.6 million in fiscal year 2021-22, and assumes caseload will peak at 16.1 million in January 2022 (or about 2.6 million above what the caseload would have been absent the COVID-19 pandemic). The increase is driven primarily by the continuous coverage requirement in the federal COVID-19 relief bill which requires continuous Medicaid coverage for beneficiaries through the duration of the federal public health emergency as a condition for receiving additional federal funds.

The 2021-22 Governor’s Budget includes $117.9 billion ($22.5 billion General Fund) in fiscal year 2020-21 and $122.2 billion ($28.4 billion General Fund) in fiscal year 2021-22 for the Medi-Cal program. This represents a $1.2 billion General Fund decrease in the Medi-Cal program in fiscal year 2020-21 compared to the 2020-21 Budget primarily attributable to lower projected COVID-19 caseload in fiscal year 2020-21 and lower estimated federal repayments. The $4.3 billion ($5.9 billion General Fund) year-over-year increase in fiscal year 2021-22 is largely due to costs associated with increased caseload projections, underlying program cost growth and assumed termination of certain federal programs related to COVID-19 relief in December of 2021.

The overall Medi-Cal budget may significantly change over time, including within a single fiscal year, due to its size, financial complexity, federal requirements, and the fact that Medi-Cal operates on a cash, rather than an accrual, basis of accounting, which means that the timing of transactions can significantly disrupt fiscal year budgetary estimates. In addition, federal administration and leaders in Congress continue to consider and propose numerous changes to health and human services programs. Many of the proposals could have far-reaching impacts on health care in California with significant impacts to Medicaid (Medi-Cal in California).

The State’s implementation of the Affordable Care Act (“ACA”) included the mandatory and optional Medi-Cal expansions. The mandatory Medi-Cal expansion simplified eligibility, enrollment, and retention rules that make it easier to enroll and stay on Medi-Cal. The optional expansion of Medi-Cal extended eligibility to adults without children, and to parents and caretaker relatives with incomes up to 138 percent of the federal poverty level. With implementation of the ACA, the federal government took responsibility for 100 percent of costs for the optional expansion population, with the State share increasing thereafter. Beginning January 1, 2020, California is responsible for 10 percent of costs for this population. As such, 2020-21 is the first full fiscal year with the 10 percent state share.

In addition, because the federal government provides a significant share of funding for health care programs in the State, the State must comply with various federal laws and regulations to receive those funds. Recently, the federal government has modified its interpretation, and proposed changes to, existing law and regulations. The State has noted that such actions, if successful, could cost the General Fund tens of billions of dollars annually.

Covered California has provided individual health insurance through private plans supported by federally funded tax subsidies and products for individuals and small businesses since 2014. It is a self-sustaining entity funded through fees assessed on the participating health plans. The federal tax reform bill, passed in December 2017, eliminated penalties for the individual mandate starting in 2019 which was expected to put fiscal pressure on Covered California. However, the 2019-20 Budget included a statewide requirement for State residents to obtain comprehensive health care coverage or pay a penalty consistent with the federal penalties and mandate exemptions originally outlined under ACA beginning January 1, 2020. The 2019-20 Budget also included premium assistance subsidies to individuals with household incomes below certain federal poverty levels beginning January 1, 2020. The 2021-22 Governor’s Budget includes $355.2 million in fiscal year 2020-21 and $405.6 million in fiscal year 2021-22 for these subsidies. However, due to the COVID-19 pandemic and its economic impacts, the number of enrollees receiving state subsidies and the cost per subsidy may increase as more individuals become eligible to enroll in a health plan through the State insurance exchange. The program is not an entitlement and is set to sunset on January 1, 2023.

The net impact of health care costs on the General Fund continues to depend on a variety of factors, including the nature and extent of any repeal or replacement of ACA or associated interpretations of existing federal law or regulations, levels of individual and employer participation, changes in insurance premiums, and the approval or enactment of solutions by the State to address health care costs.

Status of State General Fund; 2021-22 Governor’s Budget

On January 8, 2021, the Governor proposed a state budget for fiscal year 2021-22. The 2021-22 Governor’s Budget projects total general fund revenues and transfers of $158.4 billion for fiscal year 2021-22, authorizes expenditures of $164.5 billion for fiscal year 2021-22, and projects that the State will end the 2021-22 fiscal year with total available general fund reserves of $21.9 billion, including $2.9 billion in the SFEU, $15.6 billion in the BSA, $450 million in the Safety Net Reserve Fund and $3 billion in the Public School System Stabilization Account.

A summary of the condition of the State’s General Fund, including revised results from fiscal year 2019-20 and 2021-22 Governor’s Budget numbers for fiscal years 2020-21 and 2021-22 are set forth below.

General Fund Condition

(Dollars in millions)(1)

		2021-22 Governor’s Budget
	Revised 2019-20(2)	Revised 2020-21(3)	Percent Change	Proposed 2021-22(3)	Percent Change

Prior-year General Fund balance	$11,280	$5,359	-52.5%	$12,203	127.7%

Revenues and transfers	141,851	162,742	14.7%	158,370	-2.7%

Expenditures	(147,581)	(155,898)	5.6%	(164,516)	5.5%

Ending General Fund Balance	$5,550	$12,203		$6,058

Encumbrances	(3,175)	(3,175)	—	(3,175)	—

SFEU balance	$2,375	$9,028		$2,883

BSA balance	$16,489	$12,536		$15,574

Other reserve balances(4)	$450	$1,197		$3,437

(1)	Totals may not add-up due to rounding.
(2)	From the LAO report on the 2021-22 Governor’s Budget.
(3)	From the 2021-22 Governor’s Budget.
(4)	Safety Net Reserve and Public School System Stabilization Account.

LAO Overview of 2021-22 Budget. In its report on the 2021-22 Governor’s Budget, the LAO observed that the State has experienced “a quicker rebound than expected” from the emergence of the COVID-19 pandemic in March 2020. The LOA observed that current unknowns about the economic outlook create uncertainty about their fiscal analysis. The LAO estimated that the Governor had $26 billion (which the LAO refers to as a “windfall” or “surplus”) to allocate among spending and reserves not already authorized by current law in creating the 2021-22 Governor’s Budget. Of this total, the 2021-22 Governor’s Budget allocates $15.6 billion to the BSA, $450 million to the Safety Net Reserve, $3 billion to the Safety Net Reserve and Public School System Stabilization Account, and an estimated $2.9 billion to the State’s operating reserve.

Future Budgets

The State’s ability to balance its budget going forward may be affected by short and long-term budget pressures, including particularly the ongoing and evolving economic effects of the COVID-19 pandemic, potential significant increases in required State contributions to pension funds or other post-employment benefits, health care costs, the impact of federal tax legislation and other federal policies, increased debt service payments and potential adverse decisions in litigation.

Pending Litigation

There are currently numerous legal proceedings pending against the State, that if determined adversely against the State, could affect the State’s expenditures, and in some cases, its revenues and cash flow. Information regarding some of the more significant litigation pending against the State would ordinarily be included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. See “Additional Information” below for information on how to obtain such official statements.

Bond Ratings

As of February 17, 2021, the following ratings for the State’s general obligation bonds have been received from Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, a Standard & Poor’s Financial Services LLC business (“S&P”) and Fitch, Inc. (“Fitch”):

Moody’s	S&P	Fitch

Aa2	AA-	AA

These ratings apply only to the State’s general obligation bonds and are not indicative of the ratings assigned to bonds issued by local governments, such as counties, cities, school districts and other local governments of the State. After issuing negative views for all public finance sectors in April 2020, S&P has maintained those negative views for all public finance sectors with the exception of public power, municipal water and sewer utilities and housing. To start 2020, all public finance sectors were stable except higher education (negative for three years), ports, and mass transit. An S&P sector outlook is a macro, forward-looking view of credit trends in the year ahead. A change in a sector outlook doesn’t mean individual issuer or issue-level outlooks are changed. However, a negative sector view indicates that there will likely be more negative ratings actions in a sector than positive ratings actions. Fitch similarly changed most of its U.S. public finance sector outlooks to negative in April of 2020.

Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

Additional Information

Information regarding the State’s financial condition is included in various public documents issued by the State, such as the official statements prepared in connection with the issuance of general obligation bonds of California. Such official statements may be obtained by contacting the State Treasurer’s Office at (800) 900-3873 or at www.buycaliforniabonds.com.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the LAO. The Department of Finance issues a monthly bulletin, which reports the most recent revenue receipts as reported by State departments, comparing those receipts to budget projections. The State Controller issues a monthly report on General Fund cash receipts and disbursements. These reports are normally released on the 10th day of every calendar month for the period ended on the last day of the prior month. The Administration also formally updates its budget projections three times during each fiscal year — in January, May and at the time of budget enactment. Currently, many of these bulletins and reports are available on the State’s investor relations website (www.buycaliforniabonds.com) or on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year.

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

Complete text of the Budget Acts may be found at the Electronic Budget website of the Department of Finance (www.ebudget.ca.gov).

Complete text of the State Controller’s monthly Summary Analysis may be accessed at the State Controller’s website (www.sco.ca.gov).

None of the information on the above websites is incorporated herein by reference.

Local Governments

General. The primary units of local government in California are the 58 counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County.

Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. As of July 1, 2011, the California League of Cities reported that there are 482 incorporated cities in California and thousands of special districts formed for education, utilities, and other services.

To the extent the State is constrained by its obligation to schools under Proposition 98, or other fiscal considerations, the absolute level (or the rate of growth) of State assistance to local governments may be affected. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties and schools. As a result of the COVID-19 pandemic, the level of funding that the State is required to provide to schools under Proposition 98 was temporarily reduced. See “Proposition 98 and K-14 Funding.” Schools may also face increased costs related to physical plant and staffing costs associated with social distancing protocols. School districts generally maintain some level of operating reserves; however, for certain school districts this may not be sufficient to address any drop in revenue available to schools due to reductions in the Proposition 98 Guarantee, other revenue losses and increased costs associated with responses to the COVID-19 pandemic. See “Proposition 98 and K-14 Funding” above.

Initial economic and tax revenue losses associated with the COVID-19 pandemic were stark and immediate for local governments in the State; however many of these projected revenue losses have subsequently turned out to be smaller than expected and expected reductions in State aid have largely been reversed. However, local governments that have continued to be affected by declining revenues and increased expenses due to the COVID-19 pandemic or other local factors are limited in their ability to levy and raise property taxes and other forms of taxes, fees or assessments, due to State Constitutional as well as (in some cases) local initiatives. Local governments are also constrained by balanced budget requirements and prohibitions on long-term borrowing for operating costs. As a consequence of these factors, local governments may increasingly be forced to cut local services to address budget shortfalls or to take even more drastic actions, such as a bankruptcy filing.

Many local governments were also facing substantial increases in pension liabilities and health care costs for retirees. The economic consequences and the declines in the U.S. and global stock markets resulting from the COVID-19 pandemic, and responses thereto by local, State, and the federal governments, could have a material impact on the investments in the State pension trusts, which could materially increase the unfunded actuarial accrued liability for CalPERS and CalSTRS, which, in turn, could result in material changes to required contribution rates for local government in future fiscal years. In the case of school districts, contributions to CalSTRS are determined by the State legislature, and the State had previously enacted legislation to increase required contributions to pay rising pension costs. In light of the COVID-19 pandemic, the State has proposed delays in these increased contributions and taken other steps to reduce local government contributions in the short-term. However, to the extent such required contributions exceed available funding, local government finances will continue to be adversely affected. For more information regarding pension liabilities, see “State and Local Pension and Post-Retirement Liabilities” above.

Constitutional and Statutory Limitations on Local Government. The fiscal condition of local governments was changed when Proposition 13, which added Article XIIIA to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Although Proposition 13 limited property tax growth rates, it also has had a smoothing effect on property tax revenues, ensuring greater stability in annual revenues than existed before Proposition 13 passed. For further information on Proposition 13, see “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitation on Property Taxes” above.

Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. See “Constitutional Limitations on Taxes, Other Charges, Appropriations and General Fund Revenues — Limitations on Other Taxes, Fees and Charges” above. Proposition 62, a statutory initiative adopted by the voters on November 4, 1986, includes limitations on the ability of local governments to raise taxes that are similar to those included in the later constitutional amendments of Proposition 218.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the State Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the State Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

Beginning in 2000, and in part caused by the “internet bubble,” the State was faced with increasing financial stress and began to divert local revenue resources, including sales tax, vehicle license fees and redevelopment moneys, to the State coffers. The 2004-05 Budget Act, related legislation and the enactment of Proposition 1A of 2004 and Proposition 22 dramatically changed the State-local fiscal relationship.

Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the State Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Proposition 22 supersedes Proposition 1A of 2004 and completely prohibits any future borrowing by the State from local government funds, and generally prohibits the State Legislature from making changes in local government funding sources. For further discussion regarding Proposition 22 and Proposition 1A of 2004, see “The State Budget — Balanced Budget Amendment (Proposition 58 and Proposition 2) — State-Local Fiscal Relations” above.

Realigning Services to Local Governments. Commencing with the 2011-12 Budget, the State implemented a realignment plan to shift certain State program costs to counties and provided a comparable amount of funds to support these new county commitments. Under the realignment plan, ongoing funds for such programs after fiscal year 2010-11 are required to be, provided to counties for court security, corrections and public safety, mental health services, substance abuse treatment, child welfare programs, adult protective services, and CalWORKs. However, State transfers do not cover all the costs of such programs. Consequently, local governments, particularly counties, have borne an increased part of the financial burden of providing program services, including the risks of cost overruns, revenue declines and insufficient revenue growth. As a result of the COVID-19 pandemic, California delayed vehicle license fee collections and offered a 12-month deferment of sales tax payments for small businesses beginning in July 2020. Nevertheless, the 2021-22 Governor’s Budget projects that revenue available to local governments under realignment will continue to grow from $7.8 billion in fiscal year 2019-20 to $8.2 billion in fiscal year 2020-21 before dropping slightly to $8.0 billion in fiscal year 2021-22.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State. See “Local Governments — General” above. For example, assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. As a result of the COVID-19 pandemic, bonds backed solely by sales taxes, hotel and other-tourism related taxes, senior housing and other health care facility revenue and payments from private borrowers may be particularly susceptible to payment default.

California Long-Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the General Fund or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Further, lease obligations may represent executory contracts which could be rejected in a bankruptcy proceeding under Chapter 9 of the United States Bankruptcy Code. In recent bankruptcy proceedings involving the City of Stockton, the confirmed plan of adjustment included the discharge of lease obligations at significant discounts from their face value.

Statutory Lien Securing General Obligation Bonds. Certain local governments, particularly school districts, issue general obligation bonds secured by ad valorem property taxes. Effective January 1, 2016 provisions were added to the California Education Code and the California Government Code to provide that general obligation bonds issued and sold by local governments in California are secured by a statutory lien on the ad valorem property taxes levied and collected to pay the principal and interest on such general obligation bonds. A statutory lien provides bondholders with a security interest in ad valorem property taxes intended to survive a bankruptcy of the local government. It is unclear whether these provisions apply to bonds issued prior to the effective date.

Tax Increment and the Dissolution of Redevelopment Agencies. Until 2011, local redevelopment agencies throughout the State issued “tax allocation” bonds or similar obligations secured by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. Throughout the years, redevelopment agencies issued billions of dollars of tax allocation bonds. In addition, the State regularly borrowed or appropriated redevelopment tax increments to address its budget shortfalls.

In December 2011, the State Supreme Court upheld the validity of legislation, enacted earlier in 2011, that eliminated redevelopment agencies (as well as the issuance of tax allocation bonds) in the State. On February 1, 2012, all redevelopment agencies in California were dissolved and the process of unwinding their financial affairs began.

The legislation dissolving redevelopment agencies preserved the pledge of tax increment revenues to the payment of tax allocation bonds or tax allocation supported obligations. Over time, the elimination of redevelopment agencies and the redirection of tax increment revenues to local governments will provide additional discretionary revenues to the State as well as the local governments.

Other Considerations. The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals. See “Obligations of State Agencies” and “Obligations of Other Issuers — Other Issuers of California Debt Obligations” above.

Other Factors

Earthquake Risk. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

Global Relations and Trade. Given increased globalization and interconnectedness of physical and financial world markets, disruptions in large markets due to economic slowdowns in other countries or regions (such as the slowdown in many European countries or economic crises in emerging markets) or due to geopolitical tensions and deteriorating international trade relations (for example, Brexit), or the global impacts of the COVID-19 pandemic (such as travel restrictions) may have significant negative impacts on the nation’s economy, including California.

The COVID-19 pandemic created supply chain disruptions that impacted domestic manufacturing and transportation logistics, and reduced trade volumes for the nation and the State. From January through November 2020, California exports of goods were 11.2 percent lower than in the same period in 2019. California imports of goods from January to November 2020 were 4.1 percent lower than the same period in 2019. Continued uncertainty surrounding the stability of global supply chains and the unknown duration of the COVID-19 pandemic present ongoing risks to U.S. and California trade.

A material change or imposition of tariffs by the federal government on the State’s trading partners could directly and indirectly impact the State’s economy. In 2019, the U.S. imposed tariffs of up to 25 percent on $250 billion worth of Chinese products, equivalent to half of the nation’s imports from China. These tariffs triggered Chinese retaliatory tariffs of 25 percent on over $50 billion worth of U.S. exports. Because California is a transport hub, and China is the State’s largest trading partner, by total trade value of goods (based on 2019 annual average data), a trade war could have negative effects on the State’s economy. In 2019, merchandise imports from China entering through California totaled 31.7 percent of the State’s total imports, down 19.8 percent from the 2018 pre-tariff level and the largest year-over-year decline since the 9.6 percent drop in 2009, during the Great Recession. California’s merchandise exports to China accounted for 9.1 percent of the State’s total exports in 2019, down 3.2 percent from 2018.

The persistence of trade barriers exacerbates the supply chain issues triggered by the COVID-19 pandemic, increasing the costs of imports purchased from abroad and leading to decreased companies’ revenues. These effects potentially impact wages and employment in the short run and could trigger a change in the business model of companies that until now have made significant investment decisions based on a system of free global trade.

Housing Constraints. California continues to face a critical housing shortage. California residential housing units authorized by building permits in the first three quarters of 2020 averaged 9.8 percent lower than in the same period in 2019. Multi-family units were down by 18.9 percent in the first three quarters of 2020 relative to the same period in 2019, whereas single-family units were only down by 0.7 percent. With fewer permits issued, the unprecedented increase in unemployment and potential for subsequent evictions along with the reluctance of builders to build homes during an economic downturn may worsen the housing shortage. Given the State’s structural housing supply constraints and shortage, lower-income populations will be especially vulnerable to evictions. This may negatively impact the State as Californians will face increasing affordability issues which may affect their decisions about where to live and work. Businesses may subsequently leave as they base their location decisions on the ability of their employees and customers to live nearby.

Climate Change. The State historically has been susceptible to wildfires and hydrologic variability. However, as greenhouse gas emissions continue to accumulate, the State believes that climate change will intensify and increase the frequency of extreme weather events, such as coastal storm surges, drought, wildfires, floods and heat waves, and a rise in sea levels along the coast. Over the past several years, the State has already experienced the impacts of climate change including significant though unprecedented wildfires and a multi-year drought. The future fiscal impact of climate change on the State budget is difficult to predict, but it could be significant. However, the State is in the process of implementing various resilience measures to reduce the impacts of climate change, including significant investments in wildfire prevention and water infrastructure. Several municipalities in the State have also conducted assessments of climate change vulnerability specific to their areas. These more specific local assessments of risks and potential mitigation strategies may be publicly available. A wide range of critical infrastructure in the State, such as roads, airports, hospitals, schools, emergency facilities, water facilities, wastewater treatment plants, power plants and wetlands is vulnerable to varying degrees depending on location and the feasibility of mitigation strategies. Continued development in vulnerable areas will put additional assets at risk and raise protection costs.

Flooding and Subsidence. California’s water management infrastructure consists of a complex system of dams, reservoirs, canals, pipes, pumping facilities. As of 2018, the American Society of Civil Engineers Report Card for California Infrastructure identified 678 of California’s 1,476 regulated dams as “high-hazard”, meaning that their failure or mis-operation will probably cause loss of human life and significant economic losses. Long-term subsidence, or sinking, poses serious and challenging concerns for California’s water managers, putting water management and flood control infrastructure, including aqueducts, levees, bridges and roads at risk. Vast sections of the San Joaquin Valley have subsided as much as 28 feet since the 1920s. The failure of high hazard dams or other critical flood control infrastructure could materially impact the operations or finances of the State or its local governments.

Wildfires. In recent years, California has experienced a number of catastrophic wildfires, with some of the largest, deadliest, and most damaging fires in State history occurring in 2018. In 2020, wildfires burned more acreage in the State than in all of 2018 and more than in any other year on record. In July 2019, the State enacted legislation to address public utility liability for wildfires by, among other measures, establishing a Wildfire Fund to pay eligible claims arising from certain wildfires. It is anticipated that the State’s three largest public utilities’ shareholders and their ratepayers will jointly contribute to the Wildfire Fund in an amount up to $21 billion. In addition to allowing direct transfers of the ratepayer charge to the Wildfire Fund, the legislation authorizes the Department of Water Resources to issue up to $10.5 billion in bonds to support the Wildfire Fund with debt service on such bonds to be paid by the ratepayer charge. The State is also authorized to loan up to $10.5 billion to the Wildfire Fund and has already loaned $2 billion to such fund in August 2019. The $2 billion loan is expected to be repaid in the last quarter of calendar year 2020. The State is also authorized to lend up to an additional $8.5 billion to the Wildfire Fund from the Surplus Money Investment Fund and other funds that accrue interest to the General Fund as a cash loan.

Cybersecurity Risks. The State, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. The State’s reliance on this environment has increased due to higher rates of telework as mandated by public health measures. As a recipient and provider of personal, private or sensitive information, the State is subject to multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems.

Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. In 2017 the State established a statewide security operations center to protect against malicious activity targeting critical technology infrastructure. Local governments in the State have experienced similar threats and taken similar measures, however, no assurances can be given that the efforts to manage cyber threats and attacks will be successful or that any such attack will not materially impact the operations or finances of the State or its local governments.

Federal Census. An undercount in the 2020 Census could particularly disadvantage the state for the next decade when federal funds and legislative seats are apportioned. California has a significant share of the population designated “hard-to-count” by the Census Bureau including the foreign-born, children under 5, the non-white population, and renters. While California accounts for 12 percent of the U.S. population, the State has nearly 22 percent of the hard-to-count national population. California implemented a campaign to mitigate the risk of a population undercount, and increased its self-response rate from 68.2 percent in 2010 to 69.6 percent in 2020 despite the COVID-19 pandemic, with an estimated final response rate of 99.9 percent. The COVID-19 pandemic, however, increased the risk of undercount, particularly when considering mass movement of college aged populations.

APPENDIX C

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL SECURITIES

The following information is a brief summary of factors affecting the economy of New York City (the “City” or “New York City”) or New York State (the “State”, “New York” or “NYS”) and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon the most recent publicly available offering statements relating to debt offerings of state and local issuers and other financial and demographic information, as of February 23, 2021 with respect to the City and December 3, 2020 with respect to the State, and it does not reflect recent developments since the dates of such offering statements and other information. The Fund has not independently verified this information.

The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York municipal bonds in which the Fund invests.

New York City

General. The City, with an estimated population of approximately 8.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking, securities, insurance, technology, information, publishing, fashion, design, retailing, education and health care industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

For each of the 1981 through 2020 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of Governmental Accounting Standards Board (“GASB”) Statement No. 49 (“GASB 49”) and without regard to changes in certain fund balances described in GML Section 25 (as defined below), as described below. City fiscal years end on June 30 and are referred to by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2021 and 2022 fiscal years in accordance with GAAP except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25 (as defined below). In 2010, the Financial Emergency Act was amended to waive the budgetary impact of GASB 49 by enabling the City to continue to finance with bond proceeds certain pollution remediation costs. In 2019, Section 25 of the State General Municipal Law (“GML Section 25”) was amended to address the application to the City of GASB Statement No. 84, which contained updated requirements for fiduciary funds of state and local governments. Pursuant to GML Section 25, the City may, without violating Expense Budget (as defined below) balance requirements, carry forward to a subsequent fiscal year unspent fund balances that are restricted as to their use by requirements of State or federal law or regulation or by requirements of private or other governmental parties. The City may also continue to carry forward unspent balances held in its Health Stabilization Fund, School Crossing Guards Health Insurance Fund and Management Benefits Fund. The City’s current financial plan projects budget gaps for the 2023 through 2025 fiscal years. A pattern of current year balance and projected future year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the New York State Financial Control Board (the “Control Board”).

For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through State aid to localities reductions that will need to be taken in the absence of additional federal aid to the State.

The Mayor is responsible under the City Charter for preparing the City’s annual expense and capital budgets (as adopted, the “Expense Budget” and the “Capital Budget,” respectively, and collectively, the “Budgets”) and for submitting the Budgets to the City Council for its review and adoption. The Expense Budget covers the City’s annual operating expenditures for municipal services, while the Capital Budget covers expenditures for capital projects, as defined in the City Charter. Operations under the Expense Budget must reflect the aggregate expenditure limitations contained in financial plans.

The Mayor is also responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City. The financial plan is modified quarterly. The City’s projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the international, national, regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of pension structures and healthcare.

Implementation of the financial plan is dependent on the City’s ability to market successfully its bonds and notes. Implementation of the financial plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans.

City Financial Plan. For the 2020 fiscal year, the City’s General Fund had a total surplus of $3.8 billion, before discretionary and other transfers, and achieved balanced operating results in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, as described above, after discretionary and other transfers. The 2020 fiscal year is the fortieth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, as described above.

COVID-19

The City has been severely affected by the coronavirus disease, referred to herein as “COVID-19.” The Governor declared a state of emergency in the State on March 7, 2020 and the Mayor declared a state of emergency in the City on March 12, 2020, each of which remains in effect. During the pandemic, many businesses in the City have been ordered to close, public schools have operated at various levels of remote and in-person learning, and limitations have been imposed on large gatherings.

The City experienced a surge in cases and deaths during the spring of 2020. Although cases and deaths declined during the late spring and summer of 2020, they increased again in the fall and winter of 2020-2021. As of February 15, 2021, the City reported a cumulative total of 571,336 COVID-19 cases and 28,341 deaths, including those that were confirmed and those that were probably related to COVID-19, representing approximately 2.1% of COVID-19 cases in the U.S., 5.8% of deaths in the U.S., and 1.2% of deaths globally, with communities of color suffering disproportionately. COVID-19 cases, hospitalizations and death rates will likely fluctuate in the future, and there can be no assurance that COVID-19 cases, hospitalizations and deaths in the City will not increase above current levels or that business closures and other restrictions will not be expanded during the course of the pandemic.

In December 2020, the United States Food and Drug Administration issued emergency use authorizations for COVID-19 vaccines developed by two manufacturers. Through February 15, 2021, 925,204 individuals have received at least one dose (of the two recommended doses) of a COVID-19 vaccine in the City, based on eligibility criteria established by the State.

As a result of the COVID-19 pandemic, unemployment applications throughout the State increased substantially, with approximately 2.4 million in the City between mid-March 2020 and mid-February 2021, as compared to approximately 300,000 for the same period in 2019 and 2020. Following a period of historically low unemployment in late 2019 and the first two months of 2020, the City’s unemployment rate reached 20.4% in June 2020 and was 11.0% as of December 2020, compared to 3.9% in June 2019 and 3.1% in December 2019. The sudden cessation of business activity, travel and tourism resulting from the pandemic, and the government’s response to it, has had a devastating impact on the retail, cultural, hospitality and entertainment sectors in the City.

The City’s hotel occupancy rate declined by approximately 80% at the end of March and beginning of April 2020 compared to the same period in 2019. For the month of December 2020, the City’s hotel occupancy rate declined approximately 58.3% compared to December 2019. International arrivals to City airports declined 99% in both April and May 2020 compared to the same period in 2019, and declined 86% in October 2020, the most recent month for which such data is available, compared to the same period in 2019.

Higher unemployment as well as increased numbers of employees working from home due to the pandemic, have stressed the City’s office market. Strict COVID-19 prevention mandates, as well as an essential shutdown of tourism activity, have reduced income for retail stores and hotels. Residential rent delinquencies significantly higher than average have been reported. Residential sales in the City were down approximately 37% in April through December 2020 compared to the same period in 2019. The City’s property tax revenue projections have declined, as further described below. The longer term impact on commercial real estate will depend on decisions of major office tenants regarding density, remote work and relocation of operations out of the City.

The COVID-19 pandemic and economic disruption resulting from measures to contain it have resulted in reductions in the City’s fiscal year 2020 revenues and projected revenues. Total Revenues from City funds are projected to be $4.6 billion (6.5%), $5.7 billion (7.8%), $5.1 billion (6.8%) and $4.86 billion (6.8%) lower in fiscal years 2021 through 2024, respectively, than projected in the financial plan in January 2020. Such reductions include projected reductions in property tax revenues of $324 million (1%), $2.9 billion (9%), $3.2 billion (9.7%) and $3.5 billion (10.2%) in fiscal years 2021 through 2025, respectively, from amounts projected in the financial plan in January 2020. The ultimate impact of the COVID-19 pandemic on the amount and timing of collections of City revenues cannot be determined at this time. Further reductions in property tax revenues may occur. Additional changes in employment and earnings subject to the personal income tax, as well as reductions in economic activity subject to the sales tax, may also occur, including, but not limited to, reductions in personal income tax revenues due to changes in residency status resulting from remote work outside the City and other employment-related changes. No assurance can be provided that the COVID-19 pandemic and resulting economic disruption will not result in revenues to the City that are lower than projected herein.

2021-2025 Financial Plan

On June 30, 2020, the City submitted to the Control Board the financial plan for the 2021 through 2024 fiscal years (the “June Financial Plan”), which was consistent with the City’s capital and expense budgets as adopted for the 2020 fiscal year. On November 23, 2020, the City submitted to the Control Board a modification to the June Financial Plan (as so modified, the “November Financial Plan”). On January 14, 2021, the Mayor released his preliminary budget for the 2022 fiscal year and the City submitted to the Control Board a modification to the financial plan for the 2021 through 2025 fiscal years (as so modified, the “Financial Plan”).

The Financial Plan projects revenues and expenses for the 2021 and 2022 fiscal years balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and projects gaps of approximately $4.31 billion, $4.19 billion and $4.28 billion in fiscal years 2023 through 2025, respectively. The June Financial Plan had projected revenues and expenses for the 2021 fiscal year balanced in accordance with GAAP, except for the application of GASB 49 and without regard to changes in certain fund balances pursuant to GML Section 25, and had projected gaps of approximately $4.18 billion, $3.04 billion and $3.18 billion in fiscal years 2022 through 2024, respectively.

The Financial Plan reflects, since the June Financial Plan, an increase in projected net revenues of $2.50 billion in fiscal year 2021 and decreases in projected net revenues of $1.58 billion, $1.88 billion and $1.22 billion in fiscal years 2022 through 2024, respectively. Changes in projected revenues include: (i) decreases in real property tax revenues of $2.50 billion, $2.70 billion and $2.64 billion in fiscal years 2022 through 2024, respectively; (ii) increases in personal income tax revenues of $1.07 billion, $531 million, $528 million and $506 million in fiscal years 2021 through 2024, respectively; (iii) increases in business tax revenues of $1.04 billion, $637 million, $529 million and $613 million in fiscal years 2021 through 2024, respectively;

(iv) decreases in sales tax revenues of $213 million, $441 million and $253 million in fiscal years 2021 through 2023, respectively, and an increase in sales tax revenues of $76 million in fiscal year 2024; (v) increases in real estate transaction tax revenues of $348 million, $336 million, $308 million and $372 million in fiscal years 2021 through 2024, respectively; (vi) decreases in hotel tax revenues of $193 million, $335 million, $297 million and $139 million in fiscal years 2021 through 2024, respectively; (vii) decreases in State School Tax Relief Program (the “STAR Program”) revenues of $8 million in fiscal year 2021 and $7 million in each of fiscal years 2022 through 2024; and (viii) an increase in other tax revenues of $116 million in fiscal year 2021 and decreases in other tax revenues of $5 million, $3 million and $19 million in fiscal years 2022 through 2024, respectively. Changes in projected revenues also include (i) increases in tax audit revenues of $250 million and $200 million in fiscal years 2021 and 2022, respectively; (ii) an increase of $212 million representing a debt service reimbursement payment from New York City Health and Hospitals (“NYCHH”); (iii) increases in various revenues included in the Citywide Savings Program (described below) of $19 million, $36 million, $48 million and $48 million in fiscal years 2021 through 2024, respectively; and (iv) net decreases in non-tax revenues of $145 million, $36 million, $33 million and $32 million in fiscal years 2021 through 2024, respectively.

The Financial Plan also reflects, since the June Financial Plan, decreases in projected net expenditures of $855 million, $2.40 billion, $616 million and $211 million in fiscal years 2021 through 2024, respectively. Changes in projected expenditures include: (i) increases in agency expenses of $1.53 billion, $140 million, $81 million and $92 million in fiscal years 2021 through 2024, respectively; (ii) decreases in various expenses included in the Citywide Savings Program of $424 million, $1.24 billion, $585 million and $592 million in fiscal years 2021 through 2024, respectively (including savings of $57.2 million and $292.1 million in fiscal years 2021 and 2022, respectively, related to a hiring plan which only allows for the hiring of one employee for every three departures); (iii) decreases in debt service of $900 million, $625 million, $206 million and $301 million in fiscal years 2021 through 2024, respectively, primarily as a result of lower interest rates and debt refinancing; (iv) a decrease of $100 million in reimbursement of prior year’s Medicaid expenses in fiscal year 2021; (v) decreases in pension contributions of $430 million and $220 million in fiscal years 2021 and 2022, respectively, and increases in pension contributions of $94 million and $590 million in fiscal years 2023 and 2024, respectively, primarily as a result of the net impact of changes in assumptions and methods proposed by the City Actuary and subject to adoption by the respective pension boards, whereby gains from investments (fiscal year 2019 and prior) are recognized immediately instead of over a six year period and the costs of a phased in reduction over four years of the actuarial interest rate assumption from 7% (which is expiring) to 6.8%, subject to State legislative approval; (vi) decreases in the general reserve of $50 million and $900 million in fiscal years 2021 and 2022, respectively; (vii) a decrease in the capital stabilization reserve of $250 million in fiscal year 2022; and (viii) a decrease of $421 million in fiscal year 2021 reflecting a re-estimate of prior years’ expenses and receivables.

The Financial Plan reflects, since the June Financial Plan, provision for $3.36 billion for the prepayment in fiscal year 2021 of fiscal year 2022 expenses and an expenditure reduction of $3.36 billion in fiscal year 2022.

The Financial Plan reflects the deferral of $691 million in fiscal year 2021 labor cost into fiscal year 2022 as agreed to with various municipal unions through voluntary agreements or arbitration decisions. This includes the United Federation of Teachers (“UFT”), the District Council 37 of AFSME (“DC 37”), and Council of School Supervisors & Administrators. The Financial Plan also recognizes approximately $60 million in labor savings in fiscal year 2021 for costs that were to be paid by the City which are now being funded by NYCHH. In addition the Financial Plan continues to recognize an additional $290 million of as yet to be identified labor savings in fiscal year 2021.

The Financial Plan reflects total federal aid of $11.87 billion, $7.01 billion, $6.95 billion, $6.93 billion and $6.92 billion in fiscal years 2021 through 2025, respectively, including $3.54 billion of federal aid in fiscal year 2021 relating to the outbreak of COVID-19, all of which has been authorized. Although the City is seeking additional federal aid to address the impact of COVID-19, such additional aid is not reflected in the Financial Plan. Although the City previously sought State legislation authorizing the issuance of bonds to finance costs arising from the COVID-19 pandemic, it is not seeking such legislation at this time.

The Financial Plan reflects $41 million in fiscal year 2021 and $53 million in fiscal year 2022 for the cost of the Fair Fares Program, which provides reduced fares to low income subway and bus riders, but does not reflect funding beyond fiscal year 2022. It is expected that funding sources for the continuation of the program will be identified in coordination with the City Council.

The Financial Plan reflects the intercept by the State of $250 million and $150 million in sales taxes in fiscal years 2021 and 2022, respectively, otherwise payable to the City, to provide assistance to distressed hospitals and nursing homes.

The Financial Plan assumes the continued sale of real property tax liens through the lien sale program in each fiscal year, with the exception of fiscal year 2021, for which no lien sale is assumed. The Financial Plan reflects revenues in fiscal year 2021 from the lien sale program of $16 million from trusts established in connection with prior lien sales, along with a deferral of $96 million until fiscal year 2022. The Financial Plan further assumes that, due to COVID-19, real property tax delinquencies as a percentage of property tax levy will change from 1.8% in fiscal year 2020 to 2.6%, 2.5%, 1.6% 1.5% and 1.4% in fiscal years 2021 through 2025, respectively. The authorization to sell real property tax liens expired on December 31, 2020. On January 28, 2021, the City Council passed a bill extending the City’s lien sale authorization through one year after the date the bill becomes law, which is expected to be on or about March 1, 2022. In the event that the program is not re-authorized beyond such date, real property tax delinquencies could increase beyond the rates assumed in the Financial Plan. Each 1% increase in delinquencies would reduce property tax revenues by $318 million in fiscal year 2022, $323 million in fiscal year 2023, $328 million in fiscal year 2024 and $332 million in fiscal year 2025.

The Financial Plan does not reflect the potential impact of proposals contained in the Governor’s Executive Budget, which was released on January 19, 2021 (the “Governor’s Executive Budget”). Such proposals, if enacted, are projected to have a total cost to the City of $310 million and $309 million in fiscal years 2021 and 2022, respectively, and $251 million in each of fiscal years 2023 through 2025. Such costs include (i) elimination of charter school facilities aid of $150 million in fiscal year 2021 and $100 million in each of fiscal years 2022 through 2025; (ii) no reimbursement from the State for $92 million in transportation expenses incurred during school closures due to COVID-19 in fiscal year 2021; (iii) a reduction in the charter school per-pupil tuition rate of $29 million in fiscal year 2021; (iv) reduction of reimbursement for public health services of approximately $35 million in each of fiscal years 2022 through 2025; (v) a 5% across the board reduction in Office of Children and Family Services and the Office of Temporary and Disability Assistance funding, which would result in combined payments to the City of $28.3 million in fiscal year 2021 and $43.75 million in each of fiscal years 2022 through 2025 lower than assumed in the Financial Plan; (vi) a reduction of annual State funding that offsets the City’s subsidies for MTA Bus and the Staten Island Ferry, which would reduce payments to the City by $6.35 million in fiscal year 2021, and $25.38 million each of fiscal years 2022 through 2025. The Financial Plan also does not reflect the Governor’s proposal to require employers to provide eight hours of paid time off for COVID-19 vaccinations, which is one additional hour beyond the City’s proposal and would cost $10 million in fiscal year 2021 and $20 million in fiscal year 2022 beyond the amounts assumed in the Financial Plan. The Governor’s Executive Budget also includes proposed legislation which would enable to State to discontinue its annual payments covering debt service on STAR Corp. bonds if such bonds were refinanced with State supported debt.

State legislation authorizes the State Budget Director to make periodic adjustments to nearly all State spending, including State aid, in the event that actual State revenues come in below 99% of estimates or if actual disbursements exceed 101% of estimates. Specifically, the legislation provides that the State Budget Director will determine whether the State 2021 Budget is balanced during three “measurement periods”: April 1 to April 30, May 1 to June 30, and July 1 to December 31. According to the legislation, if a State General Fund imbalance has occurred during any measurement period, the State Budget Director will be empowered to adjust or reduce any general fund and/or State special revenue fund appropriation and related cash disbursement by any amount needed to maintain a balanced budget. The legislation further provides that prior to making any adjustments or reductions, the State Budget Director must notify the Legislature in writing and the Legislature has 10 days following receipt of such notice to prepare and approve its own plan. If the Legislature fails to approve its own plan, the State Budget Director’s reductions will take effect automatically. Additionally, the State Budget Director may withhold State aid in the event there is a budgetary imbalance and such withholdings are necessary to address the financial, economic, and social effects of COVID-19. A budgetary imbalance is defined as actual State revenues being below 99% of estimates or if actual disbursements exceed 101% of estimates, for any period during the State fiscal year. Withholdings made under this authorization require notification to the legislature but the legislature does not have an opportunity to approve any alternative withholding plan. On April 25, 2020, the State projected a $13.3 billion shortfall as a consequence of the COVID-19 pandemic, and in October 2020 increased the projected shortfall to $14.9 billion. To address budget gaps the State has delayed payments of at least $800 million to the City in fiscal year 2021. However, the Governor announced that 75% of such withholdings will be restored by March 2021. Additionally, the Governor’s Executive Budget contains authorization for the New York State Division of the Budget to withhold appropriations in the State’s 2021-2022 fiscal year if the State does not receive at least $3 billion in unrestricted federal aid by August 31, 2021. Reductions or continued delays in the payment of State aid as described above could adversely affect the financial condition of the City.

The Financial Plan does not reflect (i) estimated school aid that is at least $721 million, $827 million, $497 million, and $152 million lower than assumed in the Financial Plan in fiscal years 2022 through 2025, respectively; (ii) the potential impact on the City of a State initiative to redesign its Medicaid program to achieve $2.5 billion in savings Statewide, which is unknown at this time; and (iii) $2.8 billion of the $3 billion the City is required to contribute to the Metropolitan Transportation Authority’s (“MTA”) 2020-2024 capital plan, on a schedule concurrent with the State’s $3 billion contribution to be set by the State Budget Director. The Financial Plan also does not reflect the impact, in fiscal years 2022 through 2024, respectively, of a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The Financial Plan reflects $238 million in fiscal year 2021 and $175 million in each of fiscal years 2022 through 2024 to cover the City’s contributions for paratransit services, compared to MTA’s estimate of such costs of $201 million, $256 million, $285 million and $304 million in such fiscal years.

The Financial Plan does not reflect future increases in the charter school per-pupil tuition rate, which, if not offset by changes to State education aid to the City that occur each year during the State budget process, are preliminarily estimated to cost the City $154 million in fiscal year 2022, $282 million in fiscal year 2023, $433 million in fiscal year 2024 and $625 million in fiscal year 2025. These figures are based on preliminary data. Final figures that would determine the actual costs to the City will not be finalized until the time of the State budget process for the applicable year. The Financial Plan also does not reflect approximately $70 million in increased charter school costs in fiscal year 2021 attributable to an increase in enrollment for such year.

The Financial Plan does not reflect funding to cover projected increases in the annual operating deficit of the MTA Bus Company, which the City is obligated to fund. The Financial Plan reflects $456 million in each of fiscal years 2021 through 2024, compared to MTA’s estimate of such costs of $588 million, $726 million, $701 million and $693 million in such fiscal years, based on the MTA’s financial plan released in November 2020.

The Financial Plan does not reflect: (i) the restoration of Fair Student Funding, which provides direct funding to support schools, at a cost of $150 million in fiscal year 2022; (ii) the restoration of the expansion for the 3K pre-school program at a cost of approximately $44 million in fiscal year 2022; and (iii) funding for a tax rebate for certain one-to-three family homes currently estimated to be up to $90 million in fiscal year 2022, each of which was proposed by the Mayor after the release of the Financial Plan.

State legislation provides for congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing and the start date, have yet to be determined. The start date could be delayed until 2023 due to a delay in receiving guidance from the federal government on an environmental assessment.

The Financial Plan reflects no wage increases for two years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining, followed by annual 1% wage increases.

The Financial Plan assumes that the City’s direct costs (including costs of NYCHH and NYCHA) as a result of Superstorm Sandy (“Sandy”) will largely be paid from non-City sources, primarily the federal government. In addition to such direct costs, the City is delivering Sandy-related disaster recovery assistance services, benefiting impacted communities, businesses, homeowners and renters (“Community Costs”). The City anticipates that funding for Community Costs will be primarily reimbursed with federal funds. However, the City is responsible for $134 million of such Community Costs, which are reflected in the Financial Plan. The City may also be responsible for up to approximately $150 million of additional Community Costs, which are not currently reflected in the Financial Plan.

On January 31, 2019, New York City Housing Authority (“NYCHA”), the City and the U.S. Department of Housing and Urban Development (“HUD”) entered into an agreement relating to lead-based paint and other health and safety concerns in NYCHA’s properties. Pursuant to this agreement, a federal monitor has been appointed to oversee NYCHA’s compliance with the terms of the agreement and federal regulations and the City will provide additional funding. Pursuant to the agreement, the City’s five-year capital commitment plan for fiscal years 2021 through 2025 which covers the current fiscal year and the four-year capital plan for fiscal years 2022 through 2025 (the “2021-2025 Capital Commitment Plan”), reflects $1.2 billion in additional City capital funds, with an additional $1 billion in City capital funds reflected in the remaining years of the Ten-Year Capital Strategy for fiscal years 2020 through 2029. NYCHA has announced that it may be out of compliance with federal requirements beyond the regulations concerning lead-based paint and other health and safety concerns that were the subject of such agreement. NYCHA’s 2017 Physical Needs Assessment estimated its projected capital costs at approximately $32 billion over the next five years. In January 2020, NYCHA’s Chairman and Chief Executive Officer stated that such costs were $40 billion. In July 2020, NYCHA announced a plan to carry out capital improvements to approximately 110,000 public housing units through a federal disposition process that would utilize a newly created public entity, the creation of which would require State legislative approval. The plan seeks to generate funds by borrowing against pooled federal Tenant Protection Vouchers, which are federal rental vouchers with a higher value than the Section 9 operating subsidy that NYCHA currently receives. The plan does not explicitly require City investment or directly impact the Financial Plan.

On May 31, 2018, the Mayor and the Speaker of the City Council established the New York City Advisory Commission on Property Tax Reform (the “Commission”) to consider changes to the City’s property taxation system, without reducing property tax revenues to the City. On January 31, 2020, the Commission released its preliminary report and recommendations which, among other things, would align the taxable value of certain properties more closely with market value. The Commission is expected to hold public hearings to solicit public input on its preliminary report. The implementation of a new property tax system would require State legislation.

On February 11, 2021, the Mayor signed an Executive Order establishing a Revenue Stabilization Account, which had been previously authorized by an amendment to the City Charter and the enactment of enabling State legislation. The initial deposit into such Revenue Stabilization Account consists of approximately $493 million, representing accumulated surpluses from prior fiscal years.

Section 1518 of the City Charter provides that tax warrants authorizing the imposition of property taxes by the City are to be signed by the Public Advocate and counter-signed by the City Clerk. On July 1, 2020, Public Advocate Jumaane Williams announced he would not sign tax warrants for City property taxes due on January 1, 2021 and April 1, 2021 for policy reasons related to the City budget but unrelated to the imposition of property taxes. The City maintains that the City Charter requirement that the Public Advocate sign the tax warrants is ministerial in nature. The City has issued bills for property taxes due on January 1, 2021 and intends to issue bills for property taxes due on April 1, 2021 as regularly scheduled and collect payments on all such bills in due course.

The City’s Preliminary Ten-Year Capital Strategy for fiscal years 2022 through 2031 (the “Preliminary Ten-Year Capital Strategy) reflects approximately $1.6 billion for reconstruction work on the Brooklyn Queens Expressway Triple Cantilever. The ultimate cost and scope of such reconstruction are uncertain at this time, but costs could be significantly higher than currently provided in the City’s Capital Budget.

From time to time, the City Comptroller, the Control Board staff, the Office of the State Deputy Comptroller for the City of New York (“OSDC”), the Independent Budget Office (“IBO”) and others issue reports and make public statements regarding the City’s financial condition, commenting on, among other matters, the City’s financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. It is reasonable to expect that reports and statements will continue to be issued and may contain different perspectives on the City’s budget and economy and may engender public comment. For information on reports issued on the November Financial Plan and the Financial Plan by the City Comptroller and others reviewing, commenting on and identifying various risks therein, see “Certain Reports.”

Job Growth. The City is a leading center for the banking and securities industry, life insurance, communications, fashion design, health care, education, technology, information services, hospitality and retail fields. Over the past two decades the City has experienced a number of business cycles. From 1992 to 2000, the City added 456,500 private sector jobs (growth of 17%). From 2000 to 2003, the City lost 173,200 private sector jobs (decline of 5%). From 2003 to 2008, the City added 257,600 private sector jobs (growth of 9%). From 2008 to 2009, the City lost 103,100 private sector jobs (decline of 3%). From 2009 to 2019, the City added 918,800 private sector jobs (growth of 29%). All such changes are based on average annual employment levels through and including the years referenced.

As of December 2020, total employment in the City was 4,161,800 compared to 4,739,800 in December 2019, a decrease of approximately 12.2% based on data provided by the New York State Department of Labor, which is not seasonally adjusted. Following the onset of the COVID-19 pandemic and the City and State actions to mitigate the spread of COVID-19, the City has seen a large increase in initial claims for unemployment. Since the week ending March 14, 2020 through the week ending February 6, 2020, there have been 2,379,605 initial claims for unemployment insurance in New York City, compared to 299,522 over the same period in 2019.

Assumptions. The Financial Plan is based on numerous assumptions, including the condition of the City’s and the region’s economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed; realization of projected earnings for pension fund assets and current assumptions with respect to wages for City employees affecting the City’s required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of NYCHH and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State legislation affecting Medicare or other entitlement programs; adoption of the City’s budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the ability of the City and other financing entities to market their securities successfully in the public credit markets; the impact of the outbreak of COVID-19; and the extension of the authorization to sell real property tax liens. Certain of these assumptions are reviewed in reports issued by the City Comptroller and other public officials. See “Certain Reports” herein.

The projections and assumptions contained in the Financial Plan are subject to revision, which may be substantial. No assurance can be given that these estimates and projections, which include actions the City expects will be taken but are not within the City’s control, will be realized.

Real Estate Tax. Projections of real estate tax revenues are based on a number of assumptions, including, among others, assumptions relating to the tax rate, the assessed valuation of the City’s taxable real estate, the delinquency rate, debt service needs, a reserve for uncollectible taxes and the operating limit.

Projections of real estate tax revenues include net revenues from the sale of real property tax liens of $16 million in fiscal year 2021, $128 million in fiscal year 2022 and $80 million in each of fiscal years 2023 through 2025. Projections of real estate tax revenues include the effects of the STAR Program which will reduce the real estate tax revenues by an estimated $154 million in fiscal year 2021 and $152 million, $150 million, $148 million and $146 million in fiscal years 2022 through 2025, respectively. Projections of real estate tax revenues reflect the estimated cost of extending the current tax reduction for owners of cooperative and condominium apartments amounting to $667 million, $614 million, $624 million, $632 million and $639 million in fiscal years 2021 through 2025, respectively.

The delinquency rate was 1.4% in fiscal year 2016, 1.3% in fiscal year 2017, 1.2% in fiscal year 2018, 1.2% in fiscal year 2019 and 1.8% in fiscal year 2020. The Financial Plan projects delinquency rates of 2.6% in fiscal year 2021, 2.5% in fiscal year 2022, 1.6% in fiscal year 2023, 1.5% in fiscal year 2024 and 1.4% in fiscal year 2025.

On April 24, 2017, a lawsuit was filed challenging the City’s real property tax system and valuation methodology. The action alleges that the City’s real property tax system violates the State and federal constitutions as well as the Fair Housing Act. The action further alleges the valuation methodology as mandated by certain provisions of the State Real Property Tax Law results in a disparity and inequality in the amount of taxes paid by black and hispanic Class 1 property owners and renters. In a decision dated February 27, 2020, the Appellate Division, First Department granted the City’s motion to dismiss and dismissed all claims against the City. On September 15, 2020, the New York Court of Appeals dismissed a motion for the plaintiffs’ purported appeal as of right of the First Department rulings. Plaintiff has indicated that it intends to explore its appellate options. The City plans to mount a vigorous defense against all claims made in the action.

Other Taxes. The Financial Plan reflects the following assumptions regarding projected baseline revenues from Other Taxes: (i) with respect to the personal income tax, a steep drop in fiscal year 2021 revenues triggered by both a lower forecast for total wages and lower non-wage sources attributable to the continued effects of COVID-19, moderate to strong growth in fiscal year 2022 revenues, as total wages are expected to recover, and continued moderate growth on average in fiscal years 2023 through 2025; (ii) with respect to the business corporation tax, a steep decline in fiscal year 2021 reflecting the losses both Main Street and Wall Street businesses face due to the worsening economy resulting from COVID-19, strong growth in fiscal year 2022 as the impact of COVID-19 wanes, and moderate to slightly negative changes in fiscal years 2023 through 2025; (iii) with respect to the unincorporated business income tax, a small decline in growth for fiscal year 2021 following the prior year’s decline, reflecting a drop in tax payments due to the impact of COVID-19 on many industry sectors such as hospitality, entertainment, food and beverage and general retail, a return to more average growth in fiscal year 2022 reflecting an improved economic situation in the City, and a return to moderate growth in fiscal years 2023 through 2025 reflecting the control of the pandemic and consequently, economic growth; (iv) with respect to the sales tax, a decline in growth in fiscal year 2021 following the prior year’s decline, reflecting that consumer spending due to the pandemic will remain constrained through most of fiscal year 2021 as economic uncertainty and job loss will influence individuals to save and spend mainly on essentials, with tourism, hospitality and entertainment spending remaining severely hampered due to COVID-19, a rebound in growth in fiscal years 2022 and 2023 from increased consumer spending due to pent-up demand and the recovery of the tourism, hospitality and entertainment industries as COVID-19 is controlled, and moderate growth in fiscal years 2024 and 2025 reflecting economic growth; (v) with respect to the real property transfer tax, a steep decline in fiscal year 2021 reflecting a drop in the number of transactions due to the impact of COVID-19 as well as weakness in high end residential transactions that existed before the COVID-19 shut-down, strong growth in fiscal years 2022 and 2023 as the City’s economy rebounds and steady trend growth in fiscal years 2024 and 2025 reflecting steady economic growth; (vi) with respect to the mortgage recording tax, a decline in fiscal year 2021 mirroring weakness in transaction activity, a strong rebound in fiscal year 2022 before returning to the long term trend growth rate in fiscal years 2023 through 2025 reflecting steady economic growth; and (vii) with respect to the commercial rent tax, a decline in fiscal year 2021 reflecting the COVID-19 impact with growth returning in fiscal years 2022 through 2025, as the local office market improves with employment gains.

Intergovernmental Aid. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City and the State have made various assumptions with respect to federal aid. Future federal actions or inactions could have adverse effects on the City, both directly and indirectly through State aid to localities reductions that will need to be taken in the absence of additional federal aid to the State.

Personal Service Costs and Other Post-Employment Benefits. The Financial Plan projects that the authorized number of City-funded full-time and full-time equivalent employees will decrease from an estimated level of 270,999 as of June 30, 2021 to an estimated level of 270,512 by June 30, 2025.

Other Fringe Benefits includes $2.751 billion, $3.075 billion, $3.219 billion, $3.426 billion and $3.592 billion in fiscal years 2021 through 2025, respectively, for post-employment benefits other than pensions (“OPEB”) expenditures for current retirees, which costs are currently paid by the City on a pay-as-you-go basis.

The Financial Plan reflects contract settlements with DC 37 and the UFT and others (which, together, represent nearly 84% of the City’s unionized workforce) and the application of the pattern increases established in those settlements to the entire workforce over a 43-month contract period. The pattern framework provides for a 2% wage increase on the first month of the contract, a 2.25% wage increase on the 13th month, and a 3% wage increase on the 26th month. The pattern also provides funding equivalent to 0.5% of wages to be used to fund benefit items. The DC 37 Settlement covers the period from September 26, 2017 through May 25, 2021. The UFT Settlement covers the period from February 14, 2019 through September 13, 2022. Such settlements also include health insurance savings as part of a new Municipal Labor Committee (“MLC”) agreement (the “2018 MLC Agreement”), in addition to those previously agreed upon.

In December 2019, the Uniformed Officers Coalition, consisting of eight uniformed unions, reached a settlement with the City. The settlement set the pattern for uniformed force employees in the 2017-2021 round of collective bargaining over a 36-month period, with increases of 2.25% effective the first day, 2.5% as of the 13th month, and 3% as of the 25th month. The cost of the uniformed pattern settlement is reflected in the reserve for collective bargaining in the Financial Plan. Contracts with the five remaining uniformed unions remain unsettled. One of the unsettled unions, the Police Benevolent Association, has filed for arbitration over new contract terms. Arbitration proceedings are currently on hold as a result of the COVID-19 pandemic.

The amounts in the Financial Plan reflect the offsets from health insurance savings of $600 million in fiscal year 2021 and thereafter. These savings are pursuant to the 2018 MLC Agreement. The City has the right to enforce the agreement through a binding arbitration process. If total health insurance savings in fiscal year 2021 are greater than $600 million, the first $68 million of such additional savings will be used by the City to make a $100 per member per year increase to welfare funds effective July 1, 2021. If a savings amount over $600 million but less than $668 million is achieved, the $100 per member per year increase will be prorated. Any savings thereafter are to be divided equally between the City and the unions. These savings are in addition to the $3.4 billion of health insurance savings the City achieved in fiscal years 2015 through 2018, $1.3 billion of which are recurring, which were negotiated pursuant to a previous MLC agreement.

The Financial Plan reflects no wage increases for two years following the expiration of the current labor contracts covering the 2017-2021 round of collective bargaining, followed by annual 1% wage increases. The Financial Plan further reflects decreases in labor expenses of $1 billion in each of fiscal years 2021 through 2025. The Financial Plan reflects the deferral of $691 million in fiscal year 2021 labor cost into fiscal year 2022 as agreed to with various municipal unions through voluntary agreements or arbitration decisions. This includes the UFT, DC 37, and Council of School Supervisors & Administrators. The Financial Plan also recognizes approximately $20 million in savings from more than 9,000 unrepresented employees being furloughed for five days between October 2020 and March 2021. The Financial Plan also reflects savings of $57.2 million, $292.1 million, $351.0 million, $357.4 million and $363.8 million in fiscal years 2021, 2022, 2023, 2024 and 2025, respectively, related to a hiring plan which only allows for the hiring of one employee for every three departures. In fiscal year 2022, the hiring plan is expected to reduce City headcount by approximately 5,000 positions. In addition, the Financial Plan continues to recognize an additional $290 million of as yet to be identified labor savings in fiscal year 2021. The unions covered by the deferrals are covered by a no layoff pledge that expires on June 30, 2021 unless the City receives federal stimulus or borrowing authority totaling $5 billion in which case the no layoff pledge would be extended to June 30, 2022. Employees not represented by those groups are not covered by the no layoff pledge

Administrative Other Than Personal Services Costs (“OTPS”) and Energy. The Financial Plan contains estimates of the City’s administrative OTPS expenditures for general supplies and materials, equipment and selected contractual services, and the impact of agency gap-closing actions relating to such expenditures in the 2021 fiscal year. Thereafter, to account for inflation, administrative OTPS expenditures are projected to rise by 2.5% annually in fiscal years 2021 through 2025. Energy costs for each of the 2021 through 2025 fiscal years are assumed to vary annually, with total energy expenditures projected at $884 million in fiscal year 2021 and increasing to $1.1 billion by fiscal year 2025.

Public Assistance. Of total cash assistance expenditures in the City, the City-funded portion is projected to be $845 million in fiscal year 2021 and $890 million in each of fiscal years 2022 through 2025.

Medical Assistance. Medical assistance payments projected in the Financial Plan consist of payments to voluntary hospitals, skilled nursing facilities, intermediate care facilities, home care providers, pharmacies, managed care organizations, physicians and other medical practitioners. The City-funded portion of medical assistance payments is estimated at $5.5 billion for the 2021 fiscal year.

The City-funded portion of medical assistance payments is expected to be $5.8 billion in each of fiscal years 2022 through 2025. Such payments include the City’s capped share of local Medicaid expenditures as well as Supplemental Medicaid payments to NYCHH.

New York City Health and Hospitals. NYCHH, which provides essential services to over 1.1 million New Yorkers annually, faces near-and long-term financial challenges resulting from, among other things, changes in hospital reimbursement under the Affordable Care Act and the statewide transition to managed care. On April 26, 2016, the City released “One New York: Health Care for Our Neighborhoods,” a report outlining the City’s plan to address NYCHH’s financial shortfall.

In February 2021, NYCHH released a cash-based financial plan, which projected City-funded expenditures of $1.9 billion and $1.5 billion in fiscal years 2021 and 2022, respectively, and $1.3 billion in each of fiscal years 2023 through 2025, in addition to the forgiveness of debt service in fiscal years 2022 through 2025 and the City’s contribution to supplemental Medicaid payments which is consistent with the City’s Financial Plan. NYCHH’s financial plan projected total receipts of $11.0 billion, $8.8 billion, $9.0 billion, $8.5 billion and $8.4 billion, and total disbursements of $11.1 billion, $9.1 billion, $8.8 billion, $8.7 billion and $8.6 billion in fiscal years 2021 through 2025, respectively.

NYCHH relies on significant projected revenue from Medicaid, Medicare and other third-party payor programs. Future changes to such programs could have adverse impacts on NYCHH’s financial condition.

Other. The projections set forth in the Financial Plan for OTPS-Other include the City’s contributions to New York City Transit (“NYCT”), NYCHA, City University of New York (“CUNY”) and subsidies to libraries and various cultural institutions. They also include projections for the cost of future judgments and claims which are discussed below under “Judgments and Claims.” In the past, the City has provided additional assistance to certain Covered Organizations which had exhausted their financial resources prior to the end of the fiscal year. No assurance can be given that similar additional assistance will not be required in the future.

New York City Transit. NYCT operates under its own section of the Financial Plan as a Covered Organization. A financial plan for NYCT covering its 2021 through 2024 fiscal years was published in November 2020 (the “2021 NYCT Financial Plan”). An updated NYCT Financial Plan was released on February 18, 2021 and is currently under review by OMB. The statement below presents information from the NYCT Financial Plan released in November 2020. The NYCT fiscal year coincides with the calendar year. The 2021 NYCT Financial Plan reflects the impacts of the outbreak of COVID-19 on MTA costs and the resulting ridership decline. The 2021 NYCT Financial Plan reflects City assistance to the NYCT operating budget of $366.8. million in

2020, increasing to $536.3 million in 2024. In addition, the 2021 NYCT Financial Plan projects real estate transfer tax revenue dedicated for NYCT use of $384.3 million in 2020, increasing to $438.2 million in 2024. The 2020 NYCT Financial Plan includes decreased expected fare box revenue based on projected lower ridership and reflects funding for MTA’s COVID relief efforts. Based on OMB review and analysis, the NYCT accrual-based financial plan reflects $9.0 billion in revenues and $14.3 billion in expenses for 2020, leaving a budget gap of $5.3 billion. After accounting for accrual adjustments and cash carried over from 2019, operating budget gaps of $1.6 billion in 2020, $6.5 billion in 2021, $9.2 billion in 2021, $11.1 billion in 2023 and $13.1 billion in 2024 are projected.

In 2009, a Payroll Mobility Tax (“PMT”) was enacted into State law to provide $0.34 for every $100 of payroll in the MTA’s twelve-county service area. The PMT is currently expected to generate revenues for the MTA in the amount of $637.0 million in 2020, increasing to $851.7 million in 2024.

The MTA faces serious budget shortfalls from historic declines in fare, toll, and tax revenues as a result of the outbreak of COVID-19. City-subsidized services such as Paratransit, the MTA Bus Company, and Staten Island Rapid Transit Operating Authority have been negatively impacted by the outbreak of COVID-19. While CARES Act funding has offset shortfalls in revenues and helped to pay for additional cleaning costs, the impact on the City’s payments to the MTA is dependent on future uncertainties such as additional federal funding, ridership trends, ongoing cleaning costs, and service adjustments. The MTA expects to receive an additional $4 billion from the Consolidated Appropriations Act of 2021, signed into law by President Trump on December 27, 2020. After the new federal aid is applied in 2021, the MTA anticipates a remaining $8 billion cumulative operating deficit through 2024 based on the financial plan published in November 2020.

The 2015-2019 Capital Program currently includes $33.9 billion for all MTA agencies, including $16.7 billion to be invested in the NYCT core system and $1.7 billion for NYCT network expansion. The State has agreed to contribute $9.1 billion towards the 2015-2019 Capital Program. The City has agreed to contribute $2.656 billion. Of the City’s contribution, $2.056 billion has been reflected in the City’s 2021-2025 Capital Commitment Plan, including $164.0 million for the Subway Action Plan. The remaining $600 million will come from joint ventures, such as development deals, which will not flow through the City budget.

On September 19, 2019, the MTA released its 2020-2024 Capital Program, which took effect by default in January 2020. The program includes $54.8 billion for all MTA agencies, including $37.3 billion to be invested in subways and $3.5 billion for buses. The entire 2020-2024 Capital Program is on hold indefinitely as the MTA seeks emergency federal funding.

Legislation adopted in 2019 includes the enactment of congestion tolling for vehicles entering a designated congestion zone in Manhattan below 60th Street, with a start date no earlier than December 31, 2020, the revenues from which will be directed to the MTA for transit improvements. Details of the plan, including pricing and the start date, have yet to be determined. The December 31, 2020 start date was not achieved given federal government inaction on providing guidance on environmental assessment, and the program could be delayed until 2023.

In addition, the State budget for State fiscal year 2020 (the “State 2020 Budget”) included legislation authorizing the imposition of sales tax on certain additional internet sales and providing that City sales tax revenues in the amount of $127.5 million in State fiscal year 2020 (reflecting the portion of the year in which it is effective) and $170 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. Revenues from such additional sales tax are currently estimated to be approximately $170 million per year and are in addition to existing sales taxes attributable to certain other internet transactions. Additionally, such legislation provides that State sales tax revenues in the amount of $112.5 million in State fiscal year 2020 and $150 million in State fiscal year 2021 and thereafter increasing by one percent per year, will be directed to the MTA for transit improvements. The State 2020 Budget also includes legislation increasing real estate transfer taxes on properties valued at more than $2 million, which will also be directed to the MTA for transit improvements.

The State 2021 Budget requires the City to contribute $3 billion towards the 2020-2024 Capital Program, concurrent with the State’s $3 billion contribution. Neither the City nor the State can use operating funds dedicated to the MTA to supplant their capital commitment and must pay on a schedule determined by the State Budget Director. $2.8 billion of the City’s $3 billion contribution has not yet been appropriated. OMB does not anticipate the appropriations will be needed within the current City fiscal year.

The State 2021 Budget included a requirement that the City increase its funding of the MTA’s net paratransit operating deficit from 33% to 50%. The Financial Plan reflects $238 million in fiscal year 2021 and $175 million in each of fiscal years 2022 through 2024 to cover the City’s contributions for paratransit services, compared to MTA’s estimate of such costs of

$201 million, $256 million, $285 million and $304 million in fiscal years 2021 through 2024. Spending on paratransit is significantly impacted by ridership levels, and it is unknown what the long-term impacts of COVID-19 will be on use. The City will continue to monitor the anticipated paratransit costs for future years.

Department of Education. State law requires the City to provide City funds for the Department of Education (“DOE”) each year in an amount not less than the amount appropriated for the preceding fiscal year, excluding amounts for debt service and pensions for the DOE. Such City funding must be maintained, unless total City funds for the fiscal year are estimated to be lower than in the preceding fiscal year, in which case the mandated City funding for the DOE may be reduced by an amount up to the percentage reduction in total City funds.

Judgments and Claims. In the fiscal year ended on June 30, 2020, the City expended $709.0 million for judgments and claims. The Financial Plan includes provisions for judgments and claims of $727.1 million, $742.3 million, $758.2 million, $774.6 million and $791.2 million for the 2021 through 2025 fiscal years, respectively. These projections incorporate a substantial amount of claims costs attributed to NYCHH, estimated to be $140 million in each year of the Financial Plan, for which NYCHH reimburses the City unless otherwise forgiven by the City, which was the case in fiscal years 2013 and 2016. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2020 amounted to approximately $7.1 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City’s Corporation Counsel.

In addition to the above claims, numerous real estate tax certiorari proceedings involving allegations of inequality of assessment, illegality and overvaluation are currently pending against the City. The City’s Financial Statements for the fiscal year ended June 30, 2020 include an estimate that the City’s liability in the certiorari proceedings, as of June 30, 2020, could amount to approximately $1.124 billion. Provision has been made in the Financial Plan for estimated refunds of $400 million in each of fiscal years 2021 through 2025, respectively.

Certain Reports. Set forth below are the summaries of the most recent reports of the City Comptroller, OSDC and the staff of the Control Board. These summaries do not purport to be comprehensive or definitive.

On December 15, 2020, the City Comptroller released a report entitled “The State of the City’s Economy and Finances.” The report states that while U.S. GDP rose in the third quarter as COVID-19 restrictions were eased, the recovery has been partial with GDP still 3.5 percent below its relative level in the fourth quarter of 2019, and just over half of the jobs initially lost returning. In the short term, the economic outlook remains uncertain and in the longer term the successful deployment of the coronavirus vaccine should boost the City’s economy and vastly improve the City’s fiscal outlook.

Revenue and expenditure projections in the November Financial Plan do not reflect any change in economic outlook since June, and revisions to the fiscal year 2021 budget primarily reflect an alignment with year-to-date experience. The report notes that the revisions to the November Financial Plan increased the fiscal year 2021 budget by $3.83 billion, mainly due to increases of $1.48 billion in FEMA COVID-19 grants and $1.43 billion in CARES Act funding. City-funds revenues increased by $617 million due to higher-than-expected tax revenue collections and City-funds agency spending increased by $740 million as a result of City spending for new needs, including school reopening and the COVID-19 emergency food program. This increase in agency spending is offset by savings in the Citywide Savings Program, resulting in a net decrease in agency spending of $15 million.

Higher expenditure estimates are only partly offset by higher tax revenue forecasts for fiscal years 2021 and 2022. The report describes risks to the budget from $128 million in fiscal year 2021 to $3.04 billion in fiscal year 2024. The greatest risk noted is the assumption of $1 billion of unspecified labor savings in the outyears of the November Financial Plan, which has a residual risk of $342 million for fiscal year 2021 after spending reductions from furlough savings and deferrals. The report highlights that uncertainty surrounding State and federal action make it difficult to fully quantify additional risks or possible mitigation thereto.

In the report, the City Comptroller projects net risks of $128 million, $833 million, $2.33 billion and $3.04 billion in fiscal years 2021 through 2024, respectively, which, when added to the results projected in the November Financial Plan, would result in gaps of approximately $128 million, $4.58 billion, $5.29 billion and $6.14 billion in fiscal years 2021 through 2024, respectively.

The differences from the November Financial Plan projections result in part from the City Comptroller’s net expenditure projections, which are lower than the November Financial Plan projections by $702 million, $1.55 billion, $1.70 billion and $1.88 billion in fiscal years 2021 through 2024, respectively, as a result of: (i) additional overtime expenditures of $272 million in fiscal year 2021, and $130 million in each of fiscal years 2022 through 2024; (ii) increased expenditures associated with increases in charter school tuition rates of $154 million, $282 million and $433 million in fiscal years 2022 through 2024, respectively; (iii) increased expenditures associated with payments to parents who legally seek reimbursement for placing special needs children in non-public schools of $150 million in each of fiscal years 2021 through 2024; (iv) increased expenditures for student transportation of $75 million in each of fiscal years 2022 through 2024; (v) uncertainty of federal Medicaid reimbursement for special education services of $20 million in each of fiscal years 2021 through 2024; (vi) increased expenditures to fund the Fair Fares program of $100 million in each of fiscal years 2022 through 2024; (vii) increased homeless shelter operation expenditures of $68 million in each of fiscal years 2021 through 2024; and (viii) increased expenditures associated with unspecified labor savings of $342 million in fiscal year 2021 and $1 billion in each of fiscal years 2022 through 2024.

The report also projects: (i) decreased expenditures associated with pre-K special education of $50 million in each of fiscal years 2021 through 2024 and (ii) anticipated debt service savings from low interest rates on variable rate bonds of $100 million in each of fiscal years 2021 and 2022, and $75 million and $50 million in fiscal years 2023 and 2024, respectively.

The differences from the November Financial Plan projections also result from the City Comptroller’s net revenue projections, which are higher than the Financial Plan projections by $574 million and $714 million in fiscal years 2021 and 2022 and lower than the November Financial Plan projections by $626 million and $1.16 billion in fiscal years 2023 and 2024, respectively. The report projects that: (i) personal income tax revenues will be higher by $283 million, $306 million, $324 million and $285 million in fiscal years 2021 through 2024, respectively; (ii) sales tax revenues will be higher by $18 million, $59 million, $142 million and $229 million in fiscal years 2021 through 2024, respectively; (iii) real-estate-related tax revenues will be higher by $144 million and $289 million in fiscal years 2021 and 2022, respectively; (iv) all other tax revenues, combined, will be higher by $129 million, $86 million, $14 million and $56 million in fiscal years 2021 through 2024, respectively; and (v) revenues from audit collections will be higher by $200 million in each of fiscal years 2022 through 2024.

The report also identifies certain risks to projected revenues that result in the following differences from the November Financial Plan: (i) property tax revenues will be lower by $62 million, $978 million and $1.62 billion in fiscal years 2022 through 2024, respectively; (ii) business tax revenues will be lower by $164 million, $300 million and $160 million in fiscal years 2022 through 2024, respectively; and (iii) real estate-related tax revenues will be lower by $28 million and $155 million in fiscal years 2023 and 2024, respectively.

On February 23, 2021, the OSDC released a review of the Financial Plan. The report notes that the City was able to balance the fiscal year 2021 budget by one-shot actions, noting the use of retiree health reserves, spending cuts, $1 billion in unidentified labor savings and federal pandemic relief funds. While the gross city product is expected to decline by only 0.6% in 2020, due to the limited impact of COVID-19 on higher-income workers who are able to rely on telework, the City’s unemployment rate is well behind the national rate as demand for leisure and accommodations services remains low. At the same time there is increased demand for social safety net services with significant increases in unemployment compensation, Medicaid and cash assistance rolls.

The report notes that the City should be able to generate a surplus of nearly $3.4 billion for fiscal year 2021 due to better than projected revenues from income and corporate taxes, front-loaded debt service savings from refinancings and deferred labor costs. The City’s outlook for Financial Plan years beyond 2021 has worsened as the City expects declines in property tax collections in fiscal year 2022 and not returning to pre-pandemic levels until fiscal year 2025. The report states that the City needs to close projected outyear budget gaps but has few good options for doing so. The report recommends that the best short-term option is savvy management of federal relief to enable recovery.

The OSDC report quantifies certain risks to the Financial Plan. The report identifies net risks of $384 million, $1.99 billion, $4.25 billion, $3.57 billion and $2.58 billion in fiscal years 2021 through 2025, respectively. When combined with the results projected in the Financial Plan, the report estimates budget gaps of $384 million, $1.99 billion, $8.56 billion, $7.76 billion and $6.86 billion in fiscal years 2021 through 2025, respectively. These estimates include reductions to planned local assistance appropriations as proposed in the Governor’s Executive Budget of $94 million in fiscal year 2021 and $333 million in each of fiscal years 2023 through 2025, as well as additional appropriations of $378 million in fiscal year 2022.

The risks to the Financial Plan identified in the report include: (i) reductions in tax revenues of $816 million, $726 million and $436 million in fiscal years 2022 through 2024, respectively; (ii) reductions in labor savings of $290 million in fiscal year 2021 and $1.00 billion in each of fiscal years 2022 through 2025; (iii) increased expenditures associated with education funding of $380 million, $1.88 billion, $1.47 billion and $980 million in fiscal years 2022 through 2025, respectively; (iv) increased uniform services overtime costs of $100 million in fiscal year 2021 and $200 million in each of fiscal years 2022 through 2025; and

(v) increased cost of providing MTA paratransit funding of $81 million and $110 million in fiscal years 2022 and 2023, respectively, and $129 million in each of fiscal years 2024 and 2025. The report also identifies (i) additional tax revenues of $100 million and $61 million in fiscal years 2021 and 2025, respectively, and (ii) additional debt service savings of $100 million in fiscal year 2022.

On December 30, 2020, the staff of the Control Board issued a report reviewing the November Financial Plan. The report states that COVID-19 and the resulting containment efforts continue to negatively impact the City’s economy and revenues. The report also notes that while the November Financial Plan recognized some improvement to non-property tax collections and a budget surplus in fiscal year 2021, the City has yet to develop either material recurring actions to constrain agency spending over the years of the November Financial Plan or a larger surplus in fiscal year 2021 that can be applied to subsequent years.

The report finds the City’s plan to deal with the COVID-19 crisis to be deficient in several areas. It states that the City has relied on employee payment deferment, furlough, debt service savings and the use of reserves early in the budget process to keep fiscal year 2021 in balance with only the statutorily required amount maintained in the general reserve. There are large risks surrounding future proposed labor savings and the deferment of employee payments reduces expenditures in fiscal year 2021 while simultaneously increasing the fiscal year 2022 budget gap. Additionally, projected agency savings are comprised primarily of debt service reductions, vacancy reductions in headcount and re-estimates of personal and other than personal services expenditures, with few initiatives of recurring value. The City is relying on good budget practice to create debt service savings, but is not proactively managing agency spending in the operating budget. Given the uncertainty surrounding State and federal aid and tax revenue growth, the report suggests that it is in the City’s best interest to develop a plan with recurring savings to deal with the projected budget deficits in fiscal years 2022 through 2024.

The report identifies net risks to the November Financial Plan of $304 million and $1.68 billion in fiscal years 2021 and 2022, respectively, and $1.56 billion in each of fiscal years 2023 and 2024. When combined with the gaps estimated in the November Financial Plan, the total estimated gaps are $304 million, $5.44 billion, $4.53 billion and $4.66 billion in fiscal years 2021 through 2024, respectively. Such net risks and offsets result from: (i) an increase in tax revenues of $200 million in fiscal years 2021, followed by a reduction in tax revenues of $300 million in fiscal year 2022 and $200 million in each of fiscal years 2023 and 2024; (ii) a reduction in miscellaneous revenue of $25 million in each of fiscal years 2021 and 2022; (iii) increased uniform services overtime expenses of $137 million in fiscal year 2021; (iv) increased expenses due to reductions in State education aid of $360 million in each of fiscal years 2022 through 2024; and (v) uncertainty with respect to the implementation of unspecified labor savings of $342 million in fiscal year 2021 and $1 billion in each of fiscal years 2022 through 2024. The report also notes that the risks could be higher if there are additional State aid cuts due to the lack of federal assistance.

Outstanding General Obligation Indebtedness. As of December 31, 2020, approximately $37.59 billion of City general obligation bonds were outstanding.

Currently, the Hudson Yards Infrastructure Corporation (“HYIC”) has outstanding $2.72 billion aggregate principal amount of bonds. In addition, HYIC has entered into a term loan facility with Bank of America, N.A. pursuant to which HYIC may draw up to an aggregate amount of $200 million, approximately $1 million of which has been drawn. The bonds financed the extension of the Number 7 subway line and other public improvements in the Hudson Yards area, and the term loan will be used to finance any remaining costs of completion of the original project and the expansion of the park in the Hudson Yards area. HYIC’s bonds and, on a subordinate basis, draws under the term loan facility are secured by and payable from payments in lieu of taxes and other revenues generated by development in the Hudson Yards area. However, HYIC expects to repay amounts drawn under the term loan facility with the proceeds of its long-term bonds prior to maturity on June 30, 2022. To the extent payments in lieu of taxes and other HYIC revenues are insufficient to pay interest on the HYIC bonds or the term loan, the City has agreed to pay the amount of any shortfall in interest, subject to appropriation. The Financial Plan does not reflect the need for such interest support payments. The City has no obligation to pay the principal of such bonds or of such term loan.

Water and Sewer. The City’s financing program includes the issuance of water and sewer revenue bonds by the Water Authority which is authorized to issue bonds to finance capital investment in the City’s water and sewer system. Pursuant to State law, debt service on Water Authority indebtedness is secured by water and sewer fees paid by users of the water and sewer system. Such fees are revenues of the Water Board, which holds a lease interest in the City’s water and sewer system. After providing for debt service on obligations of the Water Authority and certain incidental costs, the revenues of the Water Board are paid to the City to cover the City’s costs of operating the water and sewer system and as rental for the system. In fiscal years 2017, 2018 and 2019, the City did not request the rental payment due to the City from the Water Board. In fiscal year 2020, on account of the outbreak of

COVID-19, the City requested a rental payment of $128 million. The Financial Plan further reflects the City requesting a rental payment of $137 million in fiscal year 2021, with no additional rental payment requests for fiscal years 2022 through 2025. The City’s Preliminary Ten-Year Capital Strategy applicable to the City’s water and sewer system covering fiscal years 2022 through 2031, projects City-funded water and sewer investment (which is expected to be financed with proceeds of Water Authority debt) at approximately $23.1 billion. The 2021-2025 Capital Commitment Plan reflects total anticipated City-funded water and sewer commitments of $12.4 billion which are expected to be financed with the proceeds of Water Authority debt.

New York City Transitional Finance Authority. The TFA is authorized to have outstanding $13.5 billion of Future Tax Secured Bonds (excluding Recovery Bonds). The TFA may have outstanding Future Tax Secured Bonds in excess of $13.5 billion provided that the amount of the Future Tax Secured Bonds, together with the amount of indebtedness contracted by the City, do not exceed the debt limit of the City. Future Tax Secured Bonds are issued for general City capital purposes and are secured by the City’s personal income tax revenues and, to the extent such revenues do not satisfy specified debt ratios, sales tax revenues. In addition, the TFA is authorized to have outstanding $9.4 billion of Building Aid Revenue Bonds to pay for a portion of the City’s five-year educational facilities capital plan. Building Aid Revenue Bonds are secured by State building aid, which the Mayor has assigned to the TFA. The Financial Plan reflects the issuance of $200 million, $194 million, $197 million, $204 million and $186 million of Building Aid Revenue Bonds by TFA in fiscal years 2021 through 2025.

Implementation of the financing program is dependent upon the ability of the City and other financing entities to market their securities successfully in the public credit markets which will be subject to prevailing market conditions at the times of sale. No assurance can be given that the credit markets will absorb the projected amounts of public bond sales. A significant portion of bond financing is used to reimburse the City’s General Fund for capital expenditures already incurred. If the City and such other entities are unable to sell such amounts of bonds, it would have an adverse effect on the City’s cash position. In addition, the need of the City to fund future debt service costs from current operations may also limit the City’s capital program. The Preliminary Ten-Year Capital Strategy for fiscal years 2022 through 2031 totals $118.8 billion, of which approximately 95% is to be financed with funds borrowed by the City and such other entities. Congressional developments affecting federal taxation generally could reduce the market value of tax-favored investments and increase the debt-service costs of carrying out the major portion of the City’s capital plan which is currently eligible for tax-exempt financing.

New York State

New York is the fourth most populous state in the nation, after California, Texas, and Florida, and has a relatively high level of personal wealth. The State’s economy is diverse, with a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a small share of the nation’s farming and mining activity. The State’s location and its air transport facilities and natural harbors have made it an important hub for international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

Manufacturing employment continues to decline as a share of total State employment, as in most other states, and as a result New York’s economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers. As defined under the North American Industry Classification System (NAICS), the trade, transportation, and utilities supersector accounts for the second largest component of State nonfarm employment, but only the fifth largest when measured by wage share. This sector accounts for proportionally less employment and wages for the State than for the nation. New York City is the nation’s leading center of banking and finance and, hence this is a far more important sector for the State than for the nation. Although this sector accounts for less than one-tenth of all nonfarm jobs in the State, it contributes about one-fifth of total wages. The remaining service-producing sectors include information, professional and business services, private education and healthcare, leisure and hospitality services, and other services. Combined, these industries account for half of all nonfarm jobs in New York. Information, education and health, and other services account for a higher proportion of total State employment than for the nation. Farming is an important part of the State’s rural economy, although it constitutes only about 0.2 percent of total State GDP. Principal agricultural products of the State include dairy products, greenhouse and nursery products, fruits, and vegetables.

Federal, State, and local governments together comprise the third largest sector in terms of nonfarm jobs, with the bulk of the employment accounted for by local governments. Public education is the source of over 40 percent of total State and local government employment.

Annual Information Statement. The Annual Information Statement, dated June 3, 2020 (the “AIS”), reflects the State’s Enacted Budget Financial Plan (the “Enacted Budget Financial Plan”) for Fiscal Year (FY) 20211 and sets forth the State’s official Financial Plan projections for Fiscal Year 2021 through Fiscal Year 2024. The State updates the Annual Information Statement quarterly and released its first quarterly update on October 1, 2020 and its second quarterly update on December 3, 2020 (the “AIS Update”) which reflects extracts from the Mid-Year Update to the Financial Plan for FY 2021 (the “Updated Financial Plan”) issued by the Division of the Budget (DOB) in October 2020, a summary of second quarter operating results for FY 2021 and updates to the State’s official financial projections for FY 2021 through FY 2024.

Overview of the Financial Plan. The General Fund is expected to remain in balance in FY 2021. The assured extension of enhanced Federal Medical Assistance Percentage (eFMAP) through December 2020, which is valued at roughly $750 million, offsets updated costs for Medicaid enrollment and an expected decline in HCRA receipts and provider assessments. Both the increased enrollment and the decline in receipts are mainly due to pandemic effects, with the increase in enrollment driven by job losses and the decline in receipts driven by safety and capacity restrictions. Based on results to date and given the extraordinary economic, financial, and political uncertainties ahead, DOB did not make any revisions to the tax receipts forecast in the Updated Financial Plan.

The budget gaps for future years are now projected at $8.7 billion in FY 2022, $9.7 billion in FY 2023, and $9.4 billion in FY 2024. The projected budget gap for FY 2022 has increased by roughly $370 million compared to the prior update to the Financial Plan (the “First Quarterly Update Financial Plan”) estimate. This is due mainly to projected health care enrollment through FY 2022 being above prior estimates and the assumed expiration of eFMAP on December 31, 2020.

In the absence of Federal action since enactment of the FY 2021 budget, DOB began withholding 20 percent of most local aid payments in June 2020, pursuant to the Reduction Authority granted to the Budget Director by State legislation (the “Reduction Authority”) enacted in connection with the adoption of the FY 2021 Enacted Budget (the “Enacted Budget”). It has also imposed a rigorous process for reviewing all planned payments for local aid, agency operations, and capital projects. Through the end of September 2020, DOB estimates that approximately $2.4 billion in local aid payments were not made as budgeted. All or a portion of these budgeted payments may not be made during FY 2021, depending on the size and timing of new Federal aid, if any.

The Updated Financial Plan estimates and projections for each year, including FY 2021, reflect $8 billion in local aid reductions that are expected to be executed pursuant to the Reduction Authority. Substantially all such outyear savings are dependent on the Legislature approving the continuation of the Reduction Authority or specific gap-closing actions, or both, in future years. If the U.S. Congress approves substantial new recovery aid to the states and localities in upcoming months, the level of State-planned reductions in local aid may be reduced.

Consistent with the Enacted Budget Financial Plan, the State has implemented a hiring freeze and controls on non-personal service and capital commitments and expenditures. It has also deferred, through December 30, 2020, the general salary increases that were scheduled to take effect on April 1, 2020. State agencies have been directed to reduce operating expenditures by 10 percent from the levels authorized in the Enacted Budget Financial Plan. Certain exceptions are expected to be granted for facility operations and public health and safety priorities. The Enacted Budget Financial Plan describes these controls on agency operations in more detail.

The State completed two PIT note sales for cash flow purposes in the first quarter of FY 2021, and closed on a $3 billion line of credit facility. The note sales generated a total of $4.5 billion in net proceeds, as planned in the Enacted Budget Financial Plan. The sales were undertaken to meet anticipated liquidity needs arising from the Federal government’s decision to extend the calendar year 2019 income tax filing deadline from April 15, 2020 to July 15, 2020. The notes are scheduled to be repaid in December 2020 ($1 billion) and March 2021 ($3.5 billion). The State has not drawn down on the line of credit facility, and does not expect to do so prior to the end of FY 2021.

In October 2020, the Department of Financial Services (DFS) announced a $150 million settlement with Goldman Sachs for Goldman’s role in the fraudulent misappropriation of funds related to a strategic investment development fund. Consistent with recent settlements, the entire amount is reserved for economic uncertainties, the balance of which is nearly $1.5 billion.

The wide-ranging economic, health, and social disruptions caused by the pandemic continue to have an adverse impact on State authorities and localities. The Metropolitan Transportation Authority (MTA) and the Thruway Authority have respectively

[1]	The State fiscal year is identified by the calendar year in which it ends. For example, fiscal year 2020 (“FY 2020”) is the fiscal year that began on April 1, 2019 and ends on March 31, 2020.

reported declines in mass transit, commuter rail, and vehicular traffic which are having an adverse and material impact on their financial conditions and operating results. The City of New York has made material reductions to estimated tax receipts for City Fiscal Year (CFY) 2020 and CFY 2021, and other localities have identified similar concerns. The State aid reductions expected to be taken in the Updated Financial Plan may further materially and adversely affect the financial position of the MTA, the City of New York, and other localities.

Updated Budget Gap Closing Plan. In comparison to the Executive Budget Financial Plan (“February Plan”), the last plan released before the onset of the pandemic, DOB has reduced the FY 2021 estimate for General Fund receipts by $14.9 billion. Projections for tax receipts alone are down by $13.5 billion — a 15.3 percent reduction since the February Plan. The dramatic decline in General Fund receipts is not a one-year problem, and while receipts are expected to exhibit growth in upcoming fiscal years, they are still not expected to return to FY 2020 levels until after FY 2024. DOB expects the reduced receipts to carry through each subsequent year of the Updated Financial Plan, creating a total loss of nearly $63 billion through FY 2024 compared to the February Plan.

Resource Changes

Debt Service. General Fund tax receipts are revised downward due exclusively to changes in debt service costs. The Revenue Bond Tax Fund (RBTF) received lower reimbursements from capital programs for transportation and mental hygiene that are used to cover their share of debt service costs as the actual debt service costs were below estimated levels. The variance was due to lower capital spending and related debt issuances. This resulted in a lower transfer of tax receipts from the RBTF to the General Fund. Debt service savings related to refundings and interest rate assumptions are reflected in non-tax transfers from other funds and transfers to other funds, and in total provide net General Fund savings of $10 million in FY 2021.

Allocation of Agency Operations Savings. The annual estimates for transfers from other funds have been increased to reflect changes in available resources in other funds due to expected operational savings consistent with the allocation of the agency budget reduction savings plan. These savings include mental hygiene rate adjustments and additional Federal Disproportionate Share Hospital (DSH) revenues partially offset by COVID related revenue declines attributable to facility patient volume.

Extraordinary Monetary Settlement. In October 2020, the DFS settled with Goldman Sachs for Goldman’s role in the fraudulent misappropriation of funds related to a strategic investment development fund. The State’s receipt of a $150 million penalty payment has been reserved for economic uncertainties, consistent with the treatment of other recent extraordinary monetary settlements. The amount reserved for this purpose now totals nearly $1.5 billion.

Spending Changes

Local Assistance. Health Care revisions account for most of the updated local assistance estimates in the AIS Update.

•

eFMAP Extension. The First Quarterly Update Financial Plan included $2.2 billion in General Fund savings from the eFMAP rate authorized in the Families First Coronavirus Response Act (FFCRA) through September 30, 2020. The Secretary of Health and Human Services has extended the enhanced rate through January 2021. However, the enhanced rate can be revoked any time prior to the start of a new calendar quarter. Accordingly, DOB is counting only on the assured extension, which runs from October 1 through December 31, 2020.

•

Delayed Implementation of MRT II Savings Actions. Certain MRT savings are prohibited by the Federal government if the State intends to draw down the eFMAP rate authorized in FFCRA during the public health emergency declaration ($175 million in FY 2021). These include planned modifications to program enrollment criteria for the Personal Care Services (PCS) program; eligibility standards in the PCS program and Consumer Directed Personal Assistance Program (CDPAP); and an eligibility lookback period for the Homes and Community Bases Services (HCBS) program.

•

Health Care Receipts. The estimate for HCRA resources for FY 2021 has been reduced by $345 million. This consists of decreased surcharge collections as hospital services utilization, including elective procedures, dropped sharply during the first half of FY 2021, and reduced Covered Lives Assessments (CLA), consistent with shifting enrollment trends from commercial to public health insurance plans, which are not subject to the CLA. In addition, provider assessments have been reduced by $61 million in FY 2021 to reflect a decline in the assessments levied against providers due to reduced patient volume and service delivery attributable to the COVID-19 pandemic.

•

Health Care Enrollment. The spike in unemployment caused by the COVID-19 pandemic is expected to drive increased enrollment in public health insurance programs. At the time of the First Quarterly Update Financial Plan, DOB and the Department of Health (DOH) projected that approximately 518,000 people will become eligible for Medicaid, Child Health Plus (CHP), or Essential Plan (EP) coverage. Based on actual enrollment growth as of September 2020, DOB and DOH have increased this estimate by another 500,000, at a cost of roughly $180 million in FY 2021. This increase is partially attributable to the maintenance of effort requirements that prevents the State from disenrolling individuals from Medicaid. Savings starting in FY 2023 reflect an expected decline in unemployment and downward trend in enrollment compared to the prior update. Other revisions include modest savings related to the updated Global Cap Index forecast and adjustments to CHP spending projections to reflect updated trends.

•

Other Revisions. Additional local savings reflect forecast revisions based on results to date and updated information. Revisions are mainly related to the timing of State reimbursement of Nonpublic Science, Technology, Engineering and Mathematics (STEM) program costs for prior academic years and a decline in applications from local governments for State matching grants under the County-Wide Shared Services Initiative. In addition, operational reductions achieved in higher education and HCRA contribute modest local assistance savings. Savings in FY 2022 and beyond reflect the adjustment from the estimated 2.5 percent Human Services Cost-of-Living Adjustment (COLA) to the revised statutory rate of 1 percent.

Agency Operations/Fringe Benefits

•

Allocation of Agency Budget Reductions. Executive agency budgets, with exceptions for facility operations and public health and safety, are expected to reduce costs by 10 percent from budgeted levels. The Judiciary and elected officials are expected to achieve comparable reductions in their budgets for FY 2021. These savings were included in the Enacted Budget Financial Plan and have been allocated to agencies in this update. Savings are expected to be achieved through adherence to a strict freeze on hiring and transfers, and limiting new contracts or purchase orders for non-personal service expenditures to those needed to protect the health, safety and security of employees and citizens and to ensure the continuation of high priority operations and services. As a portion of agency operational funding occurs outside of the General Fund, the savings realized in the General Fund include increased transfers from other funds and decreased transfers to other funds, as well as a modest decrease in local assistance spending mainly due to health care spending offsets. In addition, savings related to the Statewide hiring freeze also occur in fringe benefits.

•

Fringe Benefits/Fixed Costs. Savings are expected due to lower than expected costs for health and dental insurance, taxes on public lands, State University of New York (SUNY) Teachers Insurance and Annuity Association (TIAA) College Retirement Equities Fund (CREF) pension, and Workers’ Compensation. These savings are in part associated with the Statewide hiring freeze and agency adherence to cash controls and mandatory operating reductions.

•

Ongoing COVID-19 Expenses. Spending has been increased in FY 2022 and beyond to recognize the prolonged impact of COVID-19 that is expected to continue to drive higher operational costs, particularly in human services and health care settings. The Updated Financial Plan continues to assume that the Federal government will fully fund the State’s direct cost of the pandemic response during the public health emergency period that has currently been extended through January 2021.

•

Other Revisions. The Updated Financial Plan includes additional costs of $41 million in FY 2021 due to the delayed reduction of excess prison capacity consistent with declines in prison population, which is a direct impact of the COVID-19 pandemic. The delay is necessary as extra bed space is expected to be needed to control disease transmission, and additional areas that would otherwise be decommissioned are being used to isolate inmates that are infected or under quarantine.

Transfers to Other Funds. Estimated transfers to other funds have been updated to reflect expected operational savings consistent with the allocation of the agency budget reduction savings plan, debt service savings based on actual sales to date, and other modest revisions based on operating results to date and updated forecasts. In addition, transfers have been increased to reflect higher costs related to the reopening of the Department of Motor Vehicles (DMV) and necessary operational revisions needed ($30 million in FY 2021).

State Spending

State Operating Funds spending, excluding planned PIT note repayments, is expected to total $93.4 billion in FY 2021, a decrease of $8.8 billion (8.6 percent) compared to FY 2020 results. The Updated Financial Plan reflects proceeds from $4.5 billion of PIT notes issued in the first quarter of FY 2021 to mitigate the cash flow impact of the PIT filing extension from April 15 to July 15, 2020. The PIT notes are expected to be repaid in December 2020 ($1 billion) and March 2021 ($3.5 billion). State Operating Funds disbursements, including the planned note repayments, are estimated at $97.9 billion in FY 2021, a decrease of $4.3 billion (4.2 percent) compared to FY 2020 results.

The decrease in spending includes nearly $10 billion in expected budget balance reductions comprised of reduced aid-to-localities disbursements that will be executed pursuant to the budget balance and withholding authority granted in the Enacted Budget, as well as operational reductions for Executive agencies, Judiciary and elected officials, and deferral of the employer’s share of Social Security taxes through December 2020 as permitted in the Coronavirus Aid, Relief, and Economic Security Act (CARES Act).

Budget Balance Reduction Plan

State legislation enacted in connection with the adoption of the Enacted Budget granted the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to achieve a balanced budget, as estimated by DOB. In addition, the Budget Director is authorized under section 1(f) of Chapter 53 of the Laws of 2020, to withhold all or some of specific local aid payments during FY 2021 if the budget is deemed unbalanced and if the Budget Director deems, in his sole discretion, that such withholding is necessary to respond to the direct and indirect economic, financial, and social effects of the COVID-19 pandemic. The Enacted Budget is deemed out of balance for FY 2021, and the Budget Director’s powers are activated, if actual tax receipts are less than 99 percent of estimated tax receipts, or actual disbursements are more than 101 percent of estimated disbursements, as measured at three points during 2020 (April 1-30, May 1-June 30, and July 1-December 31). As of the initial measurement period (April 1 — 30), the Budget Director’s powers were activated to maintain budget balance and are in force for the remainder of FY 2021.2 The Enacted Budget Financial Plan reflected $8.0 billion in recurring reductions in aid-to-localities disbursements that were expected to be implemented pursuant to the budget balance and withholding authority described above.

The Enacted Budget Financial Plan noted that the ultimate size of any permanent reductions would depend in part on the availability of unrestricted Federal aid. While the U.S. Congress has begun discussions on additional recovery legislation, no agreement has been reached as of the date of the AIS Update. Therefore, DOB now expects to transmit a detailed aid-to-localities reduction plan to the Legislature later in the State’s FY 2021, In the interim, without assurance of Federal aid, DOB is withholding a minimum of 20 percent of most local aid payments to achieve the cash flow savings anticipated in the Updated Financial Plan pursuant to the Reduction Authority. As of September 30, 2020, DOB has withheld roughly $612 million pursuant to the Reduction Authority. In addition, DOB is withholding a range of other payments, including local aid payments that do not have specific statutory payment dates and liabilities, transfers to other funds, and general salary increases that were scheduled to take effect on April 1, 2020. DOB estimates that through the end of September 2020, approximately $2.6 billion in payments were not made as budgeted. It is expected that, in the absence of unrestricted Federal aid, DOB will continue to withhold a range of payments.

Federal Funding of COVID-19 Related Spending

The pandemic is causing severe and far-ranging effects on public health, economic activity, and tax collections across the State. The State has incurred and is expected to continue to incur substantial direct costs in responding to the pandemic. These costs include, but are not limited to, the purchase of personal protective equipment and medical and sanitation supplies; emergency facilities; testing and contact tracing; housing and food assistance; reopening expenses; and certain personnel and telework expenses.

The Updated Financial Plan continues to assume that the Federal government will fully fund the State’s direct cost of the pandemic response during the public health emergency period that has currently been extended through January 2021. On January 20, 2021, President-elect Joe Biden is to be sworn in as the 46th president of the United States.

The two primary Federal resources available to cover the State’s direct expenses are the Coronavirus Relief Fund (CRF) and public assistance from the Federal Emergency Management Agency (FEMA). The CARES Act established the CRF to assist states and

[2]	The second measurement period (May 1-June 30) showed actual tax receipts at 94 percent of estimated receipts.

local governments in funding COVID-19 related expenses. The State received $5.1 billion from the CRF, which is limited in its use to cover costs incurred through December 31, 2020. In accordance with section 502 of the Stafford Act, eligible emergency protective measures taken to respond to the COVID-19 emergency, including necessary emergency protective measures for activities taken in response to COVID-19, at the direction or guidance of public health officials, may be reimbursed under FEMA’s Public Assistance program.

In evaluating the needs of the State and other entities, the potential for a sustained increase in COVID-19 cases, and evolving Federal rules and guidance pertaining to the eligible uses of both CRF and FEMA funding, DOB is carefully evaluating all COVID-19 spending in order to make appropriate Federal funding determinations for all costs. Expenses that are not deemed eligible for Federal funding through Requests for Public Assistance (RPAs) from FEMA are expected to be funded with CRF resources. In addition, updated Federal guidance permits the use of CRF for personnel expenses of public health and public safety employees. The Updated Financial Plan includes the offset of roughly $500 million in General Fund costs for public health and public safety personnel expenses, including fringe benefits. It also includes reimbursement for certain costs incurred in FY 2020 and reimbursed in FY 2021. DOB is evaluating the need and use for all available Federal funds and will determine the use of CRF to cover additional allowable personnel expenses in subsequent Financial Plan updates. As such, the State expects to completely exhaust the funds by the end of FY 2021. As of September 30, an estimated $1.15 billion of costs identified as eligible for CRF funding have been allocated, reducing the balance to roughly $4 billion at month-end. DOB expects to continue to move costs to the CRF over the next several months.

FY 2021 Financial Plan

The General Fund is estimated to be balanced on a cash-basis in FY 2021. The estimate is dependent on many factors, including the accuracy of the tax receipts forecast, which is subject to many uncertainties as a result of the COVID-19 pandemic and recession; the successful implementation of steep and wide-ranging reductions to aid-to-localities disbursements and controls on State agency operating expenses; the reimbursement of first-instance capital expenditures with bond proceeds; and the receipt of Federal funding, through FEMA, the CRF, and other aid, to cover the full cost of the State’s pandemic response efforts in FY 2021.

General Fund tax receipts, miscellaneous receipts, and transfers to other funds are each affected by the use of liquidity financing (PIT notes) to manage the cash flow impact of the extension of income tax filing deadlines due to the pandemic. The Updated Financial Plan reflects the issuance of $4.5 billion in PIT notes, which are currently budgeted to be repaid within FY 2021. In FY 2021, General Fund miscellaneous receipts reflect the deposit of $4.5 billion in note proceeds. PIT receipts are expected to be reserved and used for repayment of the notes. The Updated Financial Plan assumes that interest expense on the PIT notes will be reimbursed from Federal aid as an eligible COVID-19 expense, as the need for liquidity financings was a direct result of the extension by the Federal and State governments of tax filing deadlines as a result of the pandemic. General Fund receipts and disbursements, as well as fund balances, are affected by the receipt and use of Extraordinary Monetary Settlements.

Receipts

As noted above, the reporting of General Fund tax receipts and miscellaneous receipts is affected by the use of liquidity financings to manage the impact of the tax filing extensions on monthly cash flows. General Fund receipts, including transfers from other funds, are estimated to total $69.2 billion in FY 2021, a decrease of $10 billion (12.7 percent) from FY 2020 results due to the shock to the economy brought on by the global pandemic.

PIT receipts, including transfers after payment of debt service on State PIT Revenue Bonds, are estimated to drop from $50.5 billion in FY 2020 to $40.1 billion in FY 2021, a decrease of $10.4 billion (20.7 percent). The decrease reflects extraordinary declines in both bonus and non-bonus wages impacting withholding and estimated payments. In addition, refunds are expected to decline due to a steep decline in advance credit payments related to Tax Year 2020, due to the expired Property Tax Relief Credit program, as well as a decrease in the administrative cap on the amount of refunds paid from January to March 2021. General Fund PIT receipts in FY 2021 are also impacted by the repayment of $4.5 billion of PIT notes issued earlier in FY 2021. The note proceeds are recorded as miscellaneous receipts, while the repayment results in a reduction of PIT receipts.

Consumption/use tax receipts, including transfers after payment of debt service on Local Government Assistance Corporation (LGAC) and Sales Tax Revenue Bonds, are estimated to total nearly $11.1 billion in FY 2021, a drop of $3.2 billion (22.3 percent) from FY 2020. The drop reflects a significant decline in the sales tax base of roughly 23 percent due to the global pandemic. This is partly offset by the full-year impact of the new requirements that online marketplace providers collect sales and use tax (SUT) on sales that they facilitate and making Energy Service Companies (ESCOs) subject to sales tax.

Business tax receipts are estimated at $6.5 billion in FY 2021, an increase of $136 million (2.1 percent) from FY 2020. The increase is primarily attributable to growth in corporation franchise tax (CFT) receipts, driven by higher audit receipts and lower refunds.

Other tax receipts, including transfers after payment of debt service on Clean Water/Clean Air (CW/CA) Bonds, are expected to total $1.9 billion in FY 2021, a decrease of $142 million (7.0 percent) from FY 2020, primarily due to an estimated decrease in real estate transfer tax receipts resulting from a large estimated decline in housing starts, housing prices, and bonuses. This decline is partly offset by a slight increase in estate tax receipts, primarily due to a partial-year impact of the estimated growth in household net worth.

Non-tax receipts and transfers are estimated at $9.7 billion in FY 2021, an increase of $3.6 billion from FY 2020. This increase reflects an increase of $4.5 billion in miscellaneous receipts from liquidity financing for cash flow purposes. This increase is partly offset by a reduction in the level of Extraordinary Monetary Settlements from $889 million in FY 2020 to $600 million in FY 2021, and the use of certain resources available in FY 2020 that either do not recur or recur at a lower amount in FY 2021.

Disbursements

General Fund disbursements, including transfers to other funds, are expected to total $70.9 billion in FY 2021, a decrease of $6.6 billion (8.5 percent) from FY 2020. Local assistance spending is estimated at $46.2 billion in FY 2021, a decrease of $5.7 billion (10.9 percent) from FY 2020. This estimate includes $1.9 billion of projected growth in School Aid and Medicaid (excluding eFMAP), prior to the expected allocation of the budget reduction plan. This growth is more than offset by $8 billion in recurring reductions in aid-to-localities disbursements that are expected to be implemented pursuant to the Reduction Authority granted in the Enacted Budget. The allocation of the savings plan will depend on what programs are included or excluded from reductions, the level of targeted reductions in certain areas, and the availability of Federal aid. Accordingly, the specific agency and program spending levels described below do not reflect any reductions that may occur as a result of the savings plan.

General Fund School Aid spending, on a State fiscal year basis, is expected to grow by $532 million from FY 2020, reflecting in part the expected reduction in lottery and gaming receipts that must now be funded by the General Fund. Medicaid spending is expected to decrease by $1.6 billion, driven by the temporary increase in Federal FMAP funds that is expected to provide $3 billion in General Fund savings in FY 2021. Medicaid spending subject to the Global Cap Index is expected to grow by $559 million (2.9 percent) and the cost of minimum wage increases and local takeover, currently outside the Global Cap, are estimated to grow above FY 2020 levels by $314 million and $183 million, respectively.

General Fund personal and non-personal service costs are expected to total $11.2 billion in FY 2021, a decrease of $834 million (6.9 percent) from FY 2020. The decrease reflects the allocation of certain eligible General Fund expenses to the CRF consistent with U.S. Treasury guidelines, as well as the allocation of recurring savings from the planned 10 percent reduction in Executive agency spending compared to the amounts authorized in the Enacted Budget. Limited exceptions were made for facility operations and public health and safety. The Updated Financial Plan also reflects comparable reductions in the Judiciary and elected officials budgets.

General State Charges (GSCs), which include fringe benefits and certain fixed costs, are projected to decline by $455 million (6.1 percent) from FY 2020. The decrease is mainly due to the interest-free deferral of the employer’s share of Social Security taxes through December 2020 ($667 million) that will be repaid in equal installments in December 2021 and December 2022, as permitted in the CARES Act. Health insurance costs for State employees and retirees are projected to increase by $170 million (4 percent), due to medical inflation and current enrollment levels. The State’s annual pension payment is projected to grow by $96 million (3.9 percent). The State’s costs for Workers’ Compensation are expected to increase by $27 million, due to underlying growth in average weekly wage, benefit and medical costs, as well as a reduction in other resources available to offset costs.

General Fund transfers to other funds are projected to total $6.4 billion in FY 2021, an increase of $348 million from FY 2020. The increase primarily reflects support for School Aid as a result of lower video lottery and commercial gaming revenues.

FY 2021 Closing Balance

The State’s liquidity position is dependent on the performance of tax receipts, the management of cash disbursements, and the execution of reductions in aid-to-localities programs and State agency operations. All of these actions are subject to risks and uncertainties. Accordingly, reserves are not used to help close the FY 2021 budget gap, but instead are held to preserve liquidity and respond to further deterioration in tax receipts.

DOB projects the State will end FY 2021 with a General Fund cash balance of $7.2 billion, a decrease of $1.7 billion from FY 2020. The change in the balance reflects the deposit of Extraordinary Monetary Settlements received to the reserve for Economic Uncertainties, use of available cash at the end of FY 2020 to reduce the budget gap in FY 2021 and the timing of payments not made at the close of FY 2020 that are expected to be made in FY 2021. The estimated closing balance is dependent on many factors, including the implementation of reductions in local aid and State agency operations, the performance of tax receipts, the level of Federal aid available to the State and other assumptions in the Updated Financial Plan. In addition, the expected use of Extraordinary Monetary Settlements for initiatives approved in prior budgets will reduce the balance in the General Fund.

Cash Flow.

State Finance Law authorizes the General Fund to borrow money temporarily from available funds held in the Short-Term Investment Pool (STIP). The Enacted Budget amended the statute to permit the borrowings until the end of FY 2021. Previously, the borrowing period was limited to four months. The State last used this authorization in April 2011 when the General Fund needed to borrow funds from STIP for a period of five days. The amount of resources that can be borrowed by the General Fund is limited to available balances in STIP, as determined by the State Comptroller. Available balances include money in the State’s governmental funds and a relatively small amount of other money belonging to the State, held in internal service and enterprise funds, as well as certain agency funds. Several accounts in Debt Service Funds and Capital Projects Funds that are part of All Governmental Funds are excluded from the balances deemed available in STIP. These excluded funds consist of bond proceeds and money obligated for debt service payments.

Pursuant to authorization included in the Enacted Budget, the State completed two PIT note sales for cash flow purposes in the first quarter of FY 2021. The note sales generated a total of $4.5 billion in net proceeds, consistent with the assumptions in the Enacted Budget Financial Plan. The sales were done to meet anticipated liquidity needs arising from the Federal government’s decision to extend the income tax filing deadline from April 15, 2020 to July 15, 2020 as a result of the pandemic. The receipt and expected repayments are shown in the monthly cash balances. The Enacted Budget included authorization for the State to issue up to $8 billion in PIT notes for cash flow purposes in FY 2021. All cash flow notes must be issued by December 31, 2020. The notes may be renewed once for up to a year, and as a contingency option, refinanced on a long-term basis. A line of credit for $3.0 billion has also been secured. Draws on the line of credit may be made through March 31, 2021, subject to available appropriation. Any balance on the line of credit may be refinanced twice for up to one year at each refinancing, and, as a contingency option, refinanced on a long-term basis. No draws have been made pursuant to the authorization included in the Enacted Budget as of the date of the AIS Update, and none are planned at this time.

The State continues to reserve money on a quarterly basis for debt service payments financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including PIT bonds and Sales Tax Revenue bonds, continues to be set aside as required by law and bond covenants.

Other Matters Affecting the Financial Plan

General

The Updated Financial Plan is subject to complex economic, social, financial, political, public health, and environmental risks and uncertainties, many of which are outside the ability of the State to predict or control. DOB asserts that the projections of receipts and disbursements in the Updated Financial Plan are based on reasonable assumptions, but there can be no assurance that results will not differ materially and adversely from these projections. For example, in past years, tax receipts collections have varied substantially from the levels forecasted, and entitlement-based programmatic spending has also varied significantly from initial projections. More recently, DOB recognized the need to correct a structural imbalance under the Medicaid Global Cap as spending levels exceeded the indexed levels. Similarly, there are inherent risks with the financial condition of health care providers and enrollment in public health insurance programs driven directly or indirectly by the COVID-19 pandemic. Updated Financial Plan projections include recurring savings associated with reductions implemented in FY 2020 and the Medicaid Redesign Team II (MRT II) actions authorized in the Enacted Budget to limit Medicaid spending, which also included increased General Fund support.

DOB routinely executes cash management actions to manage the State’s large and complex budget These actions are intended for a variety of purposes that include improving the State’s cash flow, managing resources within and across State fiscal years, assisting in adherence to spending targets, and better positioning the State to address future risks and unanticipated costs, such as economic downturns, unexpected revenue deterioration, and unplanned expenditures. As such, the State has regularly made certain payments above those initially planned, subject to available resources, to maintain budget flexibility.

The Updated Financial Plan is based on numerous assumptions including the condition of the State and national economies, and the concomitant collection of economically sensitive tax receipts in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecasts include impacts of: national and international events; ongoing financial risks in the Eurozone; changes in consumer confidence; price and supply of oil and gas; major terrorist events and hostilities or war; climate change and extreme weather events; severe epidemic or pandemic events; cybersecurity threats; Federal statutory and regulatory changes concerning financial sector activities; changes to Federal tax law; changes to Federal programs; changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; shifts in monetary policy affecting interest rates and the financial markets; credit rating agency actions; financial and real estate market developments which may adversely affect bonus income and capital gains realizations; technology industry developments and employment; effect of household debt on consumer spending and State tax collections; and outcomes of litigation and other claims affecting the State.

The Updated Financial Plan is subject to various uncertainties and contingencies relating to: wage and benefit increases for State employees that exceed projected annual costs; changes in the size of the State’s workforce; realization of the projected rate of return for pension fund assets, and current assumptions with respect to wages for State employees affecting the State’s required pension fund contributions; willingness and ability of the Federal government to provide the aid projected in the Updated Financial Plan; ability of the State to implement cost reduction initiatives, including reductions in State agency operations, and the success with which the State controls expenditures; unanticipated growth in Medicaid program costs; and ability of the State and its public authorities to issue securities successfully in public credit markets. Some of these issues are described in more detail herein. The projections and assumptions contained in the Updated Financial Plan are subject to revisions which may result in substantial changes. No assurance can be given that these estimates and projections, which depend in part upon actions the State expects to be taken but which are not within the State’s control, will be realized.

Potential Long-Term Risks to the Financial Plan from COVID-19 Pandemic

While the State has made considerable strides in containing the spread and severity of the COVID-19 pandemic, the State’s COVID-19 caseload is currently climbing, caused in part by a convergence of COVID-19 with the seasonal flu and cold risks driven by colder weather and more in-door gatherings. It is impossible to assess or forecast with any degree of certainty or precision the long-term impacts of COVID-19 on commuting patterns, remote working, social gathering, tourism, use of public transportation, aviation and more. Adverse results in the foregoing could have long-term trend impacts on the sources of revenues in the State’s Financial Plan, including PIT, consumption and corporate taxes, fees and more, and such impacts could be material.

For example, the COVID-19 pandemic has led to changes in the behavior of resident and nonresident taxpayers. Consistent with the growth in remote work arrangements, many nonresidents are no longer commuting into New York and instead are working remotely from home offices. However, under long-standing State policy, a nonresident working from home pays New York taxes on wages from a New York employer unless that employer has established the nonresident’s home office as a bona fide office of the employer. The COVID-19 pandemic has also led some New York residents to shelter in locations outside of the State. In addition, some taxpayers domiciled in New York may have relocated during the pandemic.

Budget Risks and Uncertainties

There can be no assurance that the State’s financial position will not change materially and adversely from current projections. If this were to occur, the State would be required to take additional gap-closing actions. Such actions may include, but are not limited to: reductions in State agency operations; delays or reductions in payments to local governments or other recipients of State aid; delays in or suspension of capital maintenance and construction; extraordinary financing of operating expenses; use of nonrecurring resources; or other measures. In some cases, the ability of the State to implement such actions requires the approval of the Legislature and cannot be implemented solely by the Governor. The Enacted Budget granted the Budget Director the authority to reduce aid-to-localities appropriations and disbursements by any amount needed to maintain a balanced budget, as estimated by DOB. The Budget Director’s powers are activated if actual State Operating Funds tax receipts are less than 99 percent of estimated tax receipts, or actual State Operating Funds disbursements are more than 101 percent of estimated disbursements, as measured at three points during the year (April 1-30, May 1-June 30, and July 1-December 31). As of the initial measurement period (April 1- 30), the Budget Director’s powers were activated and are in force for the remainder of FY 2021 to maintain a balanced budget.3 The Budget Director is authorized to transmit a plan to the Legislature identifying the specific

[3]	The second measurement period (May 1-June 30) showed actual tax receipts at 94 percent of estimated receipts.

appropriations and cash disbursements that would be reduced to maintain a balanced budget. The Legislature would then have ten days to adopt, by concurrent resolution, its own balanced budget plan. If no plan is adopted, the plan submitted by the Budget Director would take effect automatically. The process exempts certain types of local assistance appropriations from uniform reduction, including public assistance and Supplemental Security Income (SSI) payments.

Any reductions made pursuant to this authorization may be paid in full or in part if one or both of the following events occur: (i) Actual State Operating Funds Tax Receipts through February 28, 2021 are not less than 98 percent of Estimated State Operating Funds Tax Receipts through February 28, 2021; or (ii) the Federal government provides aid that the Budget Director deems sufficient to reduce or eliminate the imbalance in the General Fund for FY 2021 and does not adversely impact the projected budget gap in FY 2022.

In addition, to maintain a balanced budget in the General Fund, the Budget Director is authorized to withhold any payments, including amounts that are to be paid on specific dates prescribed in law or regulation, if such action is necessary to respond to the direct and indirect economic, financial, and social effects of the COVID-19 pandemic.

The Updated Financial Plan forecast assumes various transactions will occur as planned including, but not limited to: receipt of certain payments from public authorities; receipt of revenue sharing payments under the Tribal-State Compacts; receipt of miscellaneous revenues at the levels set forth in the Updated Financial Plan; and achievement of cost-saving measures including, but not limited to, transfer of available fund balances to the General Fund at levels currently projected and Federal approvals necessary to implement the MRT II savings actions authorized in the Enacted Budget. Such risks and uncertainties, if they were to materialize, could adversely impact the Updated Financial Plan in current or future years, or both.

The Updated Financial Plan also includes actions that affect spending reported on a State Operating Funds basis, including accounting and reporting changes. If these and other transactions are not implemented or reported as planned, the annual spending change in State Operating Funds would increase above current estimates.

In developing the Updated Financial Plan, DOB attempts to mitigate financial risks from receipts volatility, litigation, and unexpected costs, with an emphasis on the General Fund. It does this by, among other things, exercising caution when calculating total General Fund disbursements and managing the accumulation of financial resources that can be used to offset new costs. Such resources include, but are not limited to, fund balances not needed each year, reimbursement for capital advances, acceleration of tax refunds above the level budgeted each year, and prepayment of expenses. There can be no assurance that such resources will be enough to address risks that may materialize in a given fiscal year.

In FY 2012, the State enacted legislation intended to limit the year-to-year growth in the State’s two largest local assistance programs, School Aid and Medicaid. These limitations on spending growth are described further in the following sections.

School Aid

The School Aid growth cap was previously calculated based on the annual growth in the State Personal Income Growth Index (PIGI). With the exception of the 2013 school year increase (based on a five-year average), the PIGI was based on a one-year growth index. However, in FYs 2014 through 2019, the authorized School Aid increases were above the indexed levels. Beginning in FY 2021, the statutory PIGI for School Aid has been amended to limit School Aid increases to no more than the average annual income growth over a ten-year period. This change will reduce volatility in allowable growth and align the School Aid cap with the statutory Medicaid cap. Due to the anticipated impact of the COVID-19 pandemic on State revenues, State support for School Aid for School Year (SY) 2021 in the Updated Financial Plan is 3.7 percent lower than in SY 2020, but is offset in part with increased Federal support noted below. This reduction in State Operating Funds support will be offset by approximately $1.1 billion in funding provided to the State through the Federal CARES Act, including the Elementary and Secondary School Emergency Relief Fund and the Governor’s Emergency Education Relief Fund. With these Federal funds, SY 2021 School Aid is expected to total $27.9 billion, an annual increase of approximately $100 million or 0.4 percent.

Medicaid Global Cap

A portion of DOH State Funds Medicaid spending growth is subject to the Global Cap — the ten- year rolling average of the medical component of the Consumer Price Index (CPI). Thus, the Global Cap allows for growth attributable to increasing costs, but not increasing utilization.

The statutory provisions of the Global Cap allow for flexibility in adjusting Medicaid projections to meet unanticipated costs resulting from a disaster, and grant the Commissioner of Health certain powers to limit Medicaid disbursements to the level authorized by the Global Cap. The Commissioner’s powers are intended to limit the annual growth rate to the levels set by the Global Cap indexed rate for the then current fiscal year, through actions which may include reducing reimbursement rates to providers. These actions may be dependent upon timely Federal approvals and other elements of the program that govern implementation. Major changes to the State share of Medicaid spending, outside of the Global Cap, include State costs for the takeover of Medicaid growth from local governments and reimbursement to providers for increased minimum wage costs. It should be further noted that General Fund spending remains sensitive to revenue performance in the State’s HCRA fund that finances approximately one-quarter of DOH State-share costs in the Medicaid program. Limitations on elective procedures, changes in consumer behavior, and other factors attributable to the COVID-19 pandemic may have a material and adverse impact on HCRA revenues.

Since enactment of the Global Cap, subject to the management action described below, the portion of DOH State Funds Medicaid spending subject to the Global Cap has remained at or below indexed levels. However, DOH has taken management actions, including adjustments to the timing of Medicaid payments, consistent with contractual terms, to ensure compliance with the Global Cap.

At the close of FY 2019, DOH deferred, for three business days into FY 2020, the final cycle payment to Medicaid Managed Care Organizations, as well as other payments. The FY 2019 deferral had a State-share value of $1.7 billion and was paid from available funds in the General Fund in April 2019, consistent with contractual obligations. Absent the deferral and any other actions, Medicaid spending under the Global Cap would have exceeded the statutorily indexed rate for FY 2019 and the State would have used available General Fund resources to fund the payments in FY 2019. According to DOH, the deferral had no impact on provider services and was attributable to growth in managed care and long-term managed care enrollment and utilization costs above initial projections, as well as timing of certain savings actions and offsets not processed by the end of FY 2019.

MRT II Solutions to Global Cap Imbalance

Following the need to defer FY 2019 Medicaid payments, DOB recognized that a structural imbalance existed within the Global Cap based on a review of price and utilization trends, and other factors.4 A structural imbalance in this case meant that estimated expense growth in State- share Medicaid subject to the Global Cap, absent measures to control costs, was growing faster than allowed under the Global Cap spending growth index.5

DOB estimated that, absent actions to control costs, State-share Medicaid spending subject to the Global Cap would have exceeded the indexed growth amount by upwards of $3 to $4 billion annually, inclusive of the FY 2019 deferral of $1.7 billion.

In response to the estimated Global Cap imbalance, the Governor formed the MRT II as part of the FY 2021 Executive Budget with the objective of restoring financial sustainability to the Medicaid program while connecting other programmatic initiatives that would advance the core healthcare strategies pursued by the Governor since taking office in 2011. The Enacted Budget included $2.2 billion in recommendations put forward by the MRT II to create efficiencies within the Medicaid program and address the Medicaid imbalance, including identifying efficiencies in Managed Care and Managed Long-Term Care, as well as administrative reforms.

Additionally, policy initiatives such as the carve out of services from Managed Care within pharmacy and the centralization of a transportation broker, will increase transparency and identify efficiencies within these areas. The MRT II also focuses on greater program integrity within the Medicaid program and includes reforms to modernize regulations to eliminate fraud, waste and abuse.

Through a combination of MRT II recommended actions, continued payment restructuring, and use of General Fund resources, the Medicaid program is expected to stay within statutorily allowable levels in FY 2021 and beyond. If these measures are insufficient or Federal approvals necessary to implement such savings do not materialize, the Updated Financial Plan in current or future years, or both, could be adversely impacted.

[4]

Factors that place upward pressure on State-share Medicaid spending include, but are not limited to: reimbursement to providers for the cost of the increase in the minimum wage; phase-out of enhanced Federal funding; increased enrollment and costs in managed long-term care; and larger payments to financially distressed hospitals.

[5]	Under State law, annual growth in Medicaid spending subject to the Global Cap is limited to the ten-year rolling average of the medical component of the CPI.

Public Health Insurance Programs/Public Assistance

Historically, the State has experienced growth in Medicaid enrollment and public assistance caseloads during economic downturns resulting from increased unemployment. DOB is evaluating public health insurance program enrollment and public assistance caseload trends connected to the economic downturn attributable to the COVID-19 pandemic. Many who were laid off or otherwise experienced a decrease in family income in 2020 due to the COVID-19 pandemic are expected to qualify for Medicaid, EP, and CHP. As Medicaid enrollees remain eligible for coverage for 12 continuous months, these enrollment impacts will continue into the outyear projections. In FY 2021, the cost of the enrollment increase will be partially offset by eFMAP provided in the FFCRA.

Public Assistance caseload has remained stable in large part due to the Federal Pandemic Unemployment Compensation program (FPUC), which provided an additional $600 per week to individuals collecting regular unemployment benefits through July 31, 2020. In addition, retroactive to August 1, 2020, the Federal Lost Wages Assistance (LWA) Program provides an additional $300 in weekly benefits to unemployed New Yorkers through December 27, 2020, or until the dedicated funds are depleted, whichever occurs first. Similarly, a state-imposed eviction moratorium for residential tenants facing financial hardships due to the COVID-19 pandemic has mitigated the need for public assistance benefits. Absent Federal action to provide a continuation of these benefits, DOB anticipates a material uptick in caseload projections at the next Financial Plan update.

Federal Impacts to the Financial Plan

The Federal government influences the economy and budget of New York State through grants, direct spending on its own programs, such as Medicare and Social Security, and through Federal tax policy. Federal policymakers may place conditions on grants, mandate certain state actions, preempt state laws, change state and local tax (SALT) bases and taxpayer behavior through tax policies, and influence industries through regulatory action. Federal resources support vital services such as health care, education, transportation, as well as severe weather and emergency response and recovery. Any changes to Federal policy or funding levels could have a materially adverse impact on the Financial Plan.

Federal funding is a significant component of New York’s budget, approximately a quarter of total spending in FY 2021. Federal funds are predominantly targeted at programs that support vulnerable populations and those living at or near the poverty level, such as Medicaid, Temporary Assistance for Needy Families (TANF), Elementary and Secondary Education Act (ESEA) Title I grants, and Individuals with Disabilities Education Act (IDEA) grants. Other Federal resources are directed at infrastructure and public protection. Overall, the Federal resources expected to be utilized in the FY 2021 Budget include:

•

Medicaid ($45.5 billion). Funding shared by the Federal government helps support health care costs for more than seven million New Yorkers, including more than two million children. Medicaid is the single largest category of Federal funding.

In response to the COVID-19 pandemic, the Federal government has temporarily increased its share of Medicaid funding (eFMAP) by 6.2 percent for each calendar quarter occurring during the public health emergency. The enhanced funding is retroactive to January 1, 2020 and is currently expected to continue through December 31, 2020, providing $3.6 billion in additional Federal resources, which reduces State and Local government costs by $3.0 billion and $646 million, respectively.

•

Education ($3.8 billion). Funding supports K-12 education and special education. Similar to Medicaid and the human service programs, much of Federal education funding received is directed toward vulnerable New Yorkers, such as students in high poverty schools or those with disabilities.

•

Temporary and Disability Assistance ($3.6 billion). Funding provides assistance for several programs managed by the Office of Temporary and Disability Assistance (OTDA), including TANF-funded public assistance benefits and the Flexible Fund for Family Services, Home Energy Assistance Program (HEAP) benefits, Supplemental Nutrition Assistance Program (SNAP) administrative costs, and Child Support administrative costs.

•

Public Health ($7.4 billion). The Federal government provides support for several health programs administered by DOH, including the EP, which provides health care coverage for low-income individuals who do not qualify for Medicaid or CHP.

•	Children and Families ($1 billion). Support from the Federal government provides assistance for programs managed by the Office of Children and Family Services (OCFS), such as the Foster Care program.

•

Transportation ($1.6 billion). Federal resources support infrastructure investments in highway and transit systems throughout the state, including funding participation in ongoing transportation capital plans.

•

Public Protection ($1.6 billion). Federal funding supports various programs and operations of the State Police, the Department of Corrections and Community Supervision (DOCCS), the Office of Victim Services, the Division of Homeland Security and Emergency Services (DHSES), and the Division of Military and Naval Affairs (DMNA). Federal funds are also passed on to municipalities to support a variety of public safety programs.

•

All Other Funding ($1.2 billion). Several other programs in the economic development, mental hygiene, parks and environmental conservation, and general government areas are also supported by Federal resources.

•

COVID-19 Funding ($10.3 billion). In response to the COVID-19 pandemic, the Federal government has authorized various funding to states and other entities including $5.1 billion from the CRF established in the CARES Act to provide funding for states and local governments to respond to the COVID-19 pandemic, and the LWA program that provides funding to grant eligible claimants that are unemployed or partially unemployed due to the pandemic a supplemental payment of $300 per week, in addition to their unemployment benefits. In addition, the CARES Act provided grants for the purpose of providing educational agencies with emergency assistance to address the impact of COVID-19. Other sources of funding, including aid that is passed directly to other entities, is included in various functions, mainly health care, transportation, and social services.

Federal Funding Trends

Federal Funds spending is expected to total $79.7 billion in FY 2021, an increase of $19.1 billion (31 percent) compared to FY 2020 results. Significant increases are expected for health care, education, and transportation, which in part is due to costs associated with the COVID-19 pandemic.

Federal Coronavirus Response Legislation

To date, the Federal government has taken legislative, administrative, and Federal Reserve actions intended to stabilize financial markets; extend aid to large and small businesses, health care providers, and individuals; and reimburse governments for the direct costs of pandemic response. An approximate total of $17.1 billion of funding from four Federal bills for expenses related to COVID-19 has been awarded to the State, and other organizations such as Health Research, Inc. (HRI) and MTA. For a majority of the enacted legislation, the economic benefits do not flow to or through the State’s Financial Plan, but instead flow directly to individuals in the form of tax rebates, and to large and small businesses in the form of loans or grants. Specifically, the Federal government enacted four pieces of legislation in response to the ongoing COVID-19 pandemic:

(i)

The Coronavirus Preparedness and Response Supplemental Appropriations Act which provides an initial $8 billion in emergency funding to respond to the COVID-19 pandemic, including support for vaccine development, the Public Health Emergency Preparedness program, and small businesses ($38 million);

(ii)

The Families First Coronavirus Response Act which provides $192 billion in aid, and includes paid sick leave, free testing, expanded food assistance and unemployment benefits, protections for health care workers, and increased Medicaid funding in response to the COVID-19 pandemic ($3.8 billion);

(iii)

The CARES Act which provides approximately $1.8 trillion in aid for Federal agencies, individuals, businesses, states and localities to respond to the COVID-19 pandemic, and authorized the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain local governments through the Municipal Liquidity Facility (MLF) (CRF $5.1 billion; Other $7.4 billion) and;

(iv)	The Paycheck Protection Program and Health Care Enhancement Act which provides $484 billion in funding for small business programs, hospitals, and testing activities ($700 million).

Assistance to states through the CARES Act is generally restricted to specific purposes and includes the CRF ($5.1 billion State allocation) and the Education Stabilization Fund ($2.2 billion State allocation). In addition, the FFCRA includes an emergency 6.2 percent increase to the Medicaid FMAP during the public health emergency. This increase is estimated to provide the State with roughly $3.0 billion in savings in FY 2021; however, projected Medicaid enrollment growth as a result of the recession erodes the value of the FMAP benefit.

In response to the President’s major disaster declaration for the State, FEMA is also expected to provide funding for costs related to emergency protective measures conducted as a result of the COVID-19 pandemic. However, there can be no assurance that FEMA will approve claims in time for the State to receive reimbursement within the same year the costs are incurred. The State also received additional Federal aid in the form of enhanced Unemployment Insurance funding.

The Updated Financial Plan assumes that the Federal aid will fully fund the direct costs of the State’s pandemic response efforts. Aid is expected through FEMA disaster assistance grants and the CARES Act. Accordingly, the Updated Financial Plan reflects no net costs from COVID-19 related expenses in FY 2021. However, the Updated Financial Plan reflects reclassifications of eligible expenses incurred in the prior year and payroll expenses for public health and safety employees to the Federal CRF pursuant to U.S. Treasury eligibility guidelines.

The Federal legislation to date, however, provides only limited unrestricted aid to replace the expected severe loss in State receipts — nearly $63 billion over four years. As of the date of the AIS Update, the U.S. House of Representatives adopted legislation to provide such aid to the states and local governments, but no consensus has been reached. In the absence of Federal funding to offset that loss, the State will need to achieve $8.2 billion in savings through local assistance cuts in addition to operational reductions agencies are expected to achieve ($980 million). About 90 percent of State funding supports schools, healthcare, local grants and services for the most vulnerable populations. Therefore, the State cannot count on additional Federal aid and expects to move ahead with plans to impose deep, widespread reductions to local aid programs and agency operations to provide for a balanced budget in FY 2021. If unrestricted Federal aid becomes available, or State tax receipts rebound unexpectedly, the planned reductions may become less severe.

Federal Risks

The amount and composition of Federal funds received by the State has changed over time as a result of legislative and regulatory actions at the Federal level and will likely continue to change in the coming year. Notable areas with potential for change include health care, human services and infrastructure policy. Any reductions in Federal aid could have a materially adverse impact on the Financial Plan.

Notable Federal risks include:

•

Medicaid DSH Payments. Provisions within the Federal Medicaid statute allow for a capped amount of payments to hospitals that treat a disproportionate number of Medicaid recipients. Changes made initially in the Affordable Care Act (ACA) to reduce the aggregate amount of Federal reimbursements for DSH payments are scheduled to take effect in Federal Fiscal Year (FFY) 2021, beginning December 12, 2020, reflecting recent provisions included in the FFY 2021 continuing resolution. The State estimates that if the changes take effect as scheduled, New York hospitals will lose $5.9 billion when fully phased in. This would be the largest reduction in Federal DSH payments among all states.

•

Surface Transportation Reauthorization. The Fixing America’s Surface Transportation (FAST) Act, which funds Federal highway, transit, intercity rail, freight, highway traffic safety, and motor carrier safety programs is set to expire on September 30, 2021, after a one year extension was passed into law. In FFY 2020, the final year of the FAST Act, the State and State transit authorities are expected to receive $3.3 billion in highway and transit funding alone. This funding will be at risk if the Federal government does not act to capitalize the Federal Highway Trust Fund and ensure that an extension of current law or a new authorization is in place prior to October 1, 2021.

•

Census 2020. The results of recent Censuses indicate that New York State is exposed to being undercounted in the Census. This would have crucial carry-over effects in the population estimates used in a myriad of Federal aid programs, leading New York to receive less funding than it otherwise would. Recent population data also indicates that New York State is anticipated to lose one Federal congressional seat in the 2020 Census.

•

Title X. Last year the U.S. DOH and Human Services finalized regulatory changes to the Federal Title X family planning program that block the availability of Federal funds to family planning providers that also offer abortion services with other funds and prohibit participating providers from referring pregnant clients to abortion providers, among other changes. As a result of these changes the State withdrew from the programs, incurring a cost of over $14 million annually to continue the services.

Federal Issues

The State receives a substantial amount of Federal aid for health care, education, transportation, and other governmental purposes, as well as Federal funding to respond to and recover from acute crises or emergencies such as severe weather events, disasters and disease outbreaks. Many policies that drive this Federal aid are subject to possible changes by the Trump or Biden administrations and Congress. Current Federal aid projections and the assumptions on which they rely are subject to revision because of changes in Federal policy.

Similarly, the Updated Financial Plan may also be adversely affected by other Federal government actions including audits, disallowances, and changes to Federal participation rates or other Medicaid rules. For instance, the Updated Financial Plan includes reimbursement to the Federal government of $100 million annually through FY 2027 pursuant to a March 2015 agreement between the State and the Centers for Medicare & Medicaid Services (CMS). The agreement resolved a pending disallowance for FY 2011 and all related payment disputes for State-operated services prior to April 1, 2013, including home and community-based waiver services. Pursuant to the agreement, the State must adjust the Federal/State share of future Medicaid costs to reimburse the Federal government. The State used $850 million in Extraordinary Monetary Settlement payments, previously set aside for financial risks, to finance the initial repayment amount in FY 2016.

Current Federal Aid

President Trump proposed significant cuts to mandatory and discretionary domestic programs in FFYs 2018, 2019, and 2020 which were largely rejected in the final appropriations bills approved for each of those years. On January 20, 2021, President-elect Joe Biden is to be sworn in as the 46th president of the United States.

The Bipartisan Budget Act of 2019 (BBA 19) increased the discretionary spending caps set by the Budget Control Act of 2011 for the final two years that the caps are in place under current law FFYs 2020 and 2021. The FFY 2021 budget process began with the release of the President’s budget proposal in February 2020. The proposal continued the President’s prior call for cuts to many programs, including discretionary spending levels below those authorized in BBA 19. Congressional officials are currently negotiating fiscal 2021 spending bills. The deadline for an agreement is currently December 11, 2020, the end of the current continuing resolution. There can be no assurance that a new spending plan will be approved by the deadline. While the Biden Administration is expected to have its own priorities for the Federal partnership with the states, there can be no assurance of levels of Federal aid or other changes affecting the State.

Federal Debt Limit

The BBA 19 suspended the Federal debt limit through July 31, 2021 and brought to a close the extraordinary measures that the U.S. Treasury had been operating under since the prior suspension expired on March 1, 2019. A Federal government default on payments, particularly for a prolonged period, could have a materially adverse effect on national and state economies, financial markets, and intergovernmental aid payments. Specific effects on the Financial Plan of a future Federal government default are unknown and impossible to predict. However, data from past economic downturns suggests that the State’s revenue loss could be substantial if there was an economic downturn due to a Federal default.

A payment default by the Federal government may also adversely affect the municipal bond market. Municipal issuers, including the State, could face higher borrowing costs and impaired access to capital markets. This would jeopardize planned capital investments in transportation infrastructure, higher education facilities, hazardous waste remediation, environmental projects, and economic development projects. Additionally, the market for and market value of outstanding municipal obligations, including municipal obligations of the State, could be adversely affected.

Federal Tax Law Changes

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act of 2017 (TCJA) (H.R. 1, P.L. 115-97), making major changes to the Federal Internal Revenue Code, most of which were effective in the 2018 tax year. The Federal tax law made extensive changes to Federal personal income taxes, corporate income taxes, and estate taxes.

The State’s income tax system interacts with the Federal system in numerous ways. Changes to the Federal tax code have significant flow-through effects on State tax burdens and State tax receipts. From the standpoint of individual New York State taxpayers, the new $10,000 limit on the deductibility of State and Local Tax (SALT) payments, effective beginning in Tax Year 2018, is substantial.

The SALT deduction originated with the first federal income tax implemented to fund the Civil War effort and has been in place continuously since 1913. ‘The TCJA’s SALT deduction limit represents a large increase in the State’s effective tax rate relative to historical experience and may adversely affect New York State’s economic competitiveness.

Moreover, the TCJA contains numerous provisions that may adversely affect residential real estate prices in New York State and elsewhere, of which the SALT deduction limit is the most significant. A loss of wealth associated with a decline in home prices could have a significant impact on household spending in the State through the wealth effect, whereby consumers perceive the rise and fall of the value of an asset, such as a home, as a corresponding increase or decline in income, causing them to alter their spending practices. Reductions in household spending by New York residents, if they were to occur, would be expected to result in lower sales for the State’s businesses, which, in turn, would cause further reductions in economic activity and employment. Lastly, falling home prices could result in homeowners delaying the sale of their homes. The combined impact of lower home prices and fewer sales transactions could result in lower real estate transfer tax collections.

In sum, the Federal tax law changes may intensify migration pressures and the drag on the value of home prices, thereby posing risks to the State’s tax base and current Financial Plan projections.

State Response to Federal Tax Law Changes

In response to the TCJA, the State enacted tax reforms in Tax Year 2018 intended to mitigate issues arising from the Federal law, including decoupling many State tax provisions from the Federal changes, creation of an optional payroll tax program, and establishment of a new State charitable giving vehicle, as described below.

The State developed the Employer Compensation Expense Program (ECEP) and Charitable Gifts Trust Fund, as described below, based on a review of existing laws, regulations, and precedents. However, there can be no assurance that the IRS will allow taxes paid under the ECEP by an electing employer, or donations made by taxpayers to the Charitable Gifts Trust Fund, to be deductible for Federal tax purposes under current law and the TCJA. As noted below, the IRS issued regulations that impair the ability of taxpayers to deduct donations to the Charitable Gifts Trust Fund from Federally taxable income, while receiving State tax credits for such donations.

On July 17, 2018, the State, joined by Connecticut, Maryland, and New Jersey, filed a lawsuit to protect New York taxpayers from the new Federal limit on the SALT deduction. The lawsuit claimed the new SALT limit was enacted to target New York and similarly situated states, interfered with states’ rights to make their own fiscal decisions, and disproportionately harmed taxpayers in these states. On September 30, 2019, the Southern District of New York found that the states failed to make a valid legal claim that the SALT limit unconstitutionally encroaches on states’ sovereign authority to determine their own taxation and fiscal policies. The State, along with Connecticut, Maryland, and New Jersey, filed a notice of appeal to the U.S. Court of Appeals for the Second Circuit on November 26, 2019, and briefing for the appeal was completed as of June 29, 2020. Oral argument is scheduled to occur on December 3, 2020.

On June 13, 2019, the IRS issued final regulations (Treasury Decision 9864) that provided final rules and additional guidance on the availability of Federal income tax deductions for charitable contributions when a taxpayer receives or expects to receive a State or local tax credit for such charitable contributions. In the case of State tax credits received by a taxpayer making a charitable contribution, the regulations require the taxpayer to reduce the Federal income tax deduction by the amount of the State tax credit received for such charitable contribution. This rule does not apply, however, if the value of the State tax credit does not exceed 15 percent of the charitable contribution. The regulations were made retroactive to August 27, 2018 (the date on which the U.S. Treasury and IRS first published proposed regulatory changes).

On July 17, 2019, New York State, joined by Connecticut and New Jersey, filed a Federal lawsuit challenging Treasury Decision 9864. Among other things, the lawsuit seeks to restore the full Federal income tax deduction for charitable contributions, regardless of the amount of any State tax credit provided to taxpayers as a result of contributions made to the Charitable Gifts Trust Fund, in accordance with the precedent since 1917. The Federal defendants moved to dismiss the complaint, in the alternative for summary judgment, on December 23, 2019, and the states responded and filed their own motion for summary judgment on February 28, 2020. Briefing on the motions has now completed and the parties are awaiting oral argument. If the lawsuit is successful, it is expected that donations to the Charitable Gifts Trust Fund in future years could be higher than the $93 million in donations made in 2018.

As part of the State tax reforms enacted in 2018, taxpayers may claim reimbursement from the State for interest on underpayments of Federal tax liability for the 2019, 2020 and 2021 Tax Years if the underpayments arise from reliance on the 2018 amendments to State Tax Law. To receive reimbursement, taxpayers are required to submit their reimbursement claims to DTF within 60 days of making an interest payment to the IRS.

The State would incur costs if taxpayer participation in the ECEP and Charitable Gifts initiatives for the 2019, 2020 and 2021 Tax Years results in Federal determinations of underpayment of Federal income tax. Any cost to the Updated Financial Plan from State reimbursement of interest charges would occur in FY 2021 at the earliest for determinations on 2019 tax payments due in April 2020 or thereafter.

The Updated Financial Plan does not include any estimate of the magnitude of the possible interest expense to the State, which depends on several factors including the rates of participation in the ECEP; magnitude of donations to the Charitable Gifts Trust Fund; aggregate amount of determinations of underpayment attributable to reliance on the 2018 amendments to State Tax Law; amount of time between the due date of the return and the date any Federal determination is issued; interest rate applied; and frequency at which taxpayers submit timely reimbursement claims to the State. Interest on unpaid Federal tax generally accrues from the due date of the return until the date of payment in full. Under current Federal law, the interest rate is determined quarterly and is the Federal short-term rate plus 3 percent, compounded daily.

Liquidity Support

The MLF was established by the Federal Reserve based on funding provided in the CARES Act to support the financial stability of state and local governments impacted by the COVID-19 pandemic. Subject to change, the MLF is authorized to purchase up to $500 billion of short-term notes through December 31, 2020 from U.S. states and the District of Columbia, U.S. cities with populations of at least 250,000 residents, U.S. counties with at least 500,000 residents, multi-state entities, and designated municipal issuers. The MLF is intended to facilitate the purchase of short-term notes from qualifying issuers which will in turn provide proceeds that will enable government entities to manage reductions in cash flow and increases in expenses related to the COVID-19 pandemic. DOB will continue to monitor any further Federal Reserve actions or changes to the MLF.

Essential Plan (EP)

Due to the economic downturn caused by the COVID-19 pandemic, the number of eligible recipients for EP coverage is anticipated to increase as unemployment increases, employer sponsored coverage ends and incomes fall below the eligibility threshold. New costs associated with increased EP coverage are expected to continue in the outyears as the economy recovers. Since the EP is fully Federally funded, additional enrollment costs will draw in additional Federal revenues and is not anticipated to increase State support in FY 2021 and beyond. Although the EP is not a Medicaid program, EP resources are managed within the Medicaid Global Cap. Accordingly, State savings associated with the EP local assistance program are realized within the Global Cap.

MRT Medicaid Waiver

The CMS and the State have an existing agreement authorizing up to $8 billion in Federal funding through March 31, 2021 to transform New York’s health care system and ensure access to quality care for all Medicaid beneficiaries. This funding was provided through an amendment to the State’s Partnership Plan 1115 Medicaid waiver. Since January 1, 2014, in accordance with provisions of the ACA, the State has been eligible for eFMAP funding associated with childless adults.

Due to the demonstrated success of the Delivery System Reform Incentive Payment (DSRIP) waiver, the State submitted a waiver request to CMS on November 25, 2019, seeking an extension of the original waiver to authorize the remaining $625 million of spending in FY 2021 for an additional period of four years (through FY 2024) and up to $8 billion in additional Federal funding for continued health care beginning in FY 2022.

However, CMS denied the State’s request on February 21, 2020. CMS’ denial was on the basis that the original DSRIP award was time-limited and meant to be a one-time investment, and that it was not in a position to authorize a conceptual agreement beyond the current demonstration program. While the State’s requested amendment was denied, the State submitted a subsequent 1115 Medicaid waiver request that aligns with the expiration of the MRT Waiver on March 31, 2021. The COVID-19 1115 Waiver was submitted to CMS on May 11, 2020 and, if approved, would provide the State with $1.9 billion and new flexibilities to respond to the public health emergency.

Employer Compensation Expense Program

Employers that elect to participate in the ECEP will be subject to a 5 percent State tax on all annual payroll expenses in excess of $40,000 per employee, phased in over three years beginning on January 1, 2019 as follows: 1.5 percent in Tax Year 2019, 3 percent in Tax Year 2020, and 5 percent in Tax Year 2021. Employers must elect to participate in the ECEP for the upcoming Tax Year by December 1 of the preceding calendar year. For the 2019 Tax Year, 262 employers elected to participate in the ECEP and remitted $1.5 million, with the number of participating employers increasing to 299 for Tax Year 2020.

The ECEP is intended to mitigate the tax burden for employees affected by the SALT deduction limit. While the TCJA limits deductibility for individuals, it does not cap deductibility for ordinary and necessary business expenses paid or incurred by employers in carrying on a trade or business. The ECEP is expected to be State revenue neutral, with any decrease in New York State PIT receipts expected to be offset by a comparable increase in ECEP revenue. A new State PIT credit is available to employees whose wages are subject to the tax. Any decrease in New York State PIT receipts is expected to be offset by a comparable increase in ECEP revenue because the formula used to calculate the State PIT credit corresponds in value to the ECEP. Remittance of ECEP revenue to the State began in the fourth quarter of FY 2019.

Charitable Gifts Trust Fund

Starting in Tax Year 2018, the Charitable Gifts Trust Fund was established to accept gifts for the purposes of funding health care and education in New York State. Taxpayers who itemize deductions may claim these charitable contributions as deductions on their Federal and State income tax returns. Any taxpayer who donates may also claim a State tax credit equal to 85 percent of the donation amount for the Tax Year after the donation is made. State PIT receipts will be reduced by the State tax deduction and 85 percent tax credit.6

Through FY 2020, the State received $93 million in charitable gifts deposited to the Charitable Gifts Trust Fund for healthcare and education ($58 million and $35 million, respectively). Charitable gifts are appropriated for the authorized purposes.

Impact of State Tax Law Changes on PIT Revenue Bonds

To offset the potential reduction in the level of New York State PIT receipts resulting from activity of the ECEP and donations to the Charitable Gifts Trust Fund, State Finance Law provisions creating the Revenue Bond Tax Fund (RBTF) were amended to increase the percentage of New York State PIT receipts required to be deposited upon receipt in the RBTF, from 25 percent to 50 percent. In addition, the legislation that created the ECEP required that 50 percent of ECEP receipts received by the State be deposited to the RBTF. These changes became effective April 1, 2018.

The amendments also increased the amount of all New York State PIT receipts collected from payroll withholding and ECEP receipts that must be deposited in the RBTF if (a) the State Legislature fails to appropriate amounts required to make all debt service payments on State PIT Revenue Bonds or (b) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, debt service payments and other cash requirements under the applicable financing agreements have not been made when due on the State PIT Revenue Bonds. Under prior law, New York State PIT receipts from payroll withholding were to be deposited to the RBTF until amounts on deposit in the RBTF equaled the greater of 25 percent of annual New York State PIT receipts or $6 billion. Under the new law, New York State PIT receipts and ECEP receipts are deposited to the RBTF until amounts on deposit in the RBTF equal the greater of 40 percent of the aggregate of annual New York State PIT receipts and ECEP receipts or $12 billion.

Donations to the Charitable Gifts Trust Fund could reduce State PIT receipts by nearly one dollar for every dollar donated. If Treasury Decision 9864 is upheld in Federal court, taxpayer participation in the future will likely be reduced. However, if the legal challenge is successful in restoring the full Federal tax deduction for charitable contributions, donations to the Charitable Gifts Trust Fund in future years could be higher than in 2018, when donations totaled $93 million. In such event, the amount of donations to the Charitable Gifts Trust Fund would pose a risk to the amount of New York State PIT receipts deposited to the RBTF in future years. To address this risk, the State increased the amount of PIT receipts deposited to the RBTF from 25 percent to 50 percent as part of the State tax reforms enacted in 2018.

[6]

SUNY Research Foundation, CUNY Research Foundation, and Health Research, Inc. are allowed to accept up to $10 million each in charitable gifts on an annual basis. State PIT receipts will also be reduced by the State tax deduction and an 85 percent credit for those donations.

DOB and DTF performed a calculation of the maximum amount of charitable donations to the Charitable Gifts Trust Fund that could occur annually under varying assumptions. This calculation of the maximum amount of potential contributions to the Charitable Gifts Trust Fund was intended to serve as a stress test on State PIT receipts that may flow to the RBTF under different levels of assumed taxpayer participation. Accordingly, the calculation should not, under any circumstances, be viewed as a projection of likely donations in any future year. The factors that may influence donation activity are complex and include, but are not limited to, possible statements, actions, or interpretive guidance by the IRS or others relating to the deductibility of such donations; the liquidity position, risk tolerance, and knowledge of individual taxpayers; advice or guidance of tax advisors or other professionals; changes in general economic conditions; adoption of similar trusts in other states; and tax reciprocity agreements among states.

The calculation of the maximum amount of potential donations from 2020 through 2023 is on average in the range of $25 billion annually. The calculation assumes that every resident taxpayer who has an incentive to donate will do so, and such donations will be equal to the total value of each resident taxpayer’s SALT payments, less the value of the $10,000 Federal SALT deduction limit, up to the value of the taxpayer’s total State tax liability. The calculation is dependent on several assumptions concerning the number of itemized filers. It relies on the most recent PIT population study file, as trended forward, as well as the impact of the TCJA and State law changes on the number and distribution of itemized and standardized filers. The calculation also assumes that (a) no further changes in Federal tax law occur, and (b) DOB projections of the level of State taxpayer liability for the forecast period as set forth in the Financial Plan are materially accurate.

In general, assumptions made regarding taxpayer behavior were intended to maximize the calculated impact of charitable giving on PIT receipts in each year. After factoring in all of the foregoing adjustments and with inclusion of ECEP revenues, RBTF receipts are projected to remain above the level of receipts that would have been expected under statutes in effect prior to April 2018, even in a maximum participation scenario.

The DOB and DTF calculation of the projected maximum amount of potential contributions to the Charitable Gifts Trust Fund is necessarily based on many assumptions that may change materially over time. While DOB believes that these factors can be expected to constrain donation activity, there can be no assurance that, under conditions of maximum participation, the amount of annual charitable gifts will not reduce the level of PIT receipts deposited into the RBTF below the levels projected in February 2018 before State tax reforms were enacted. If that were to occur, it is DOB’s expectation that changes to the tax law would be recommended to further increase the percentage of PIT receipts deposited into the RBTF.

Climate Change Adaptation. Climate change poses significant long-term threats to physical, biological and economic systems in New York and around the world. Potential hazards and risks related to climate change for the State include, among other things, rising sea levels, more severe coastal flooding and erosion hazards, and more intense storms. Storms in recent years, including Superstorm Sandy, Hurricane Irene, and Tropical Storm Lee, have demonstrated vulnerabilities in the State’s infrastructure (including mass transit systems, power transmission and distribution systems, and other critical lifelines) to extreme weather events including coastal flooding caused by storm surges. The potential effects of climate change could adversely impact the Financial Plan in current or future years. To mitigate and manage these impacts, significant long-term planning and investments by the Federal government, the State, municipalities, and public utilities are expected to be needed to adapt existing infrastructure to climate change risks.

The State continues to recover from the damage sustained during three powerful storms that crippled entire regions. In August 2011, Hurricane Irene disrupted power and caused extensive flooding in various State counties. In September 2011, Tropical Storm Lee caused flooding in additional State counties and, in some cases, exacerbated the damage caused by Hurricane Irene two weeks earlier. On October 29, 2012, Superstorm Sandy struck the East Coast, causing widespread infrastructure damage and economic losses to the greater New York region. The frequency and intensity of these storms present economic and financial risks to the State. Reimbursement claims for costs of the immediate response, recovery, and future mitigation efforts continue, largely supported by Federal Funds. In January 2013, the Federal government approved approximately $60 billion in Federal disaster aid for general recovery, rebuilding, and mitigation activity nationwide in response to Superstorm Sandy. To date, a total of $28.9 billion has been committed to repairing impacted homes and businesses, restoring community services, and mitigating future storm risks to the State and its localities.

Financial markets participants are increasingly acknowledging climate change risks. In June 2017, an industry-led Task Force on Climate-Related Financial Disclosure convened by the Financial Stability Board (an international body which monitors the global financial system), published recommendations stating that climate risk affects most market sectors and that climate-related risk should be publicly disclosed to investors in annual financial filings. In November 2017, Moody’s Investors Service issued guidance to state and local governments that climate change is forecast to heighten exposure to economic losses, placing potential pressure on credit ratings. The Moody’s report identified rising sea levels and their effect on coastal infrastructure as the primary climate risks for the northeastern United States, including New York State. These risks are heightened by population and critical infrastructure concentration in coastal counties.

An October 2018 special report released by the Intergovernmental Panel on Climate Change of the United Nations (IPCC) found that human activity has already caused approximately 1.0°C of warming and is continuing to increase average global temperatures at 0.2°C per decade due to past and ongoing emissions. The IPCC states that global warming is likely to reach 1.5°C of warming between 2030 and 2052 if temperatures continue to increase at the current rate. This increase is expected to produce a range of adverse outcomes (“reasons for concern”). For example, the IPCC rates global risks of extreme weather events and coastal flooding as increasing from moderate (“detectable”) today, to high (“severe and widespread”) at 1.5°C of warming. The risk of severe impacts increases further at higher temperatures. Using current trends, climate change risks increasingly fall within the term of current outstanding bonds of the State, its public authorities and municipalities. State bonds may be issued with a term of up to 30 years under State statute.

The State is participating in efforts to reduce greenhouse gas emissions in order to mitigate the risk of severe impacts from climate change. The Climate Leadership and Community Protection Act of 2019 set the State on a path toward developing regulations to reduce statewide greenhouse gas emissions to 85 percent below the 1990 level by 2050. As part of this target, the State plans to fully transition its electricity sector away from carbon emissions by 2040. The State is a member of the Regional Greenhouse Gas Initiative (RGGI) and has used a cap and trade mechanism to regulate carbon dioxide emissions from electric power plants since 2008.

Extraordinary Monetary Settlements

Beginning in FY 2015, the State began receiving Extraordinary Monetary Settlements for violations of State laws by major financial institutions and other entities. Effective April 1, 2019, DOB no longer classifies or distinctly identifies any settlement of less than $25 million as an Extraordinary Monetary Settlement.

State Government Employment.

As of March 31, 2020, the State had approximately 183,700 FTE annual salaried employees funded from all funds including some part-time and temporary employees, independently-elected agencies and university systems, but excluding seasonal, legislative and judicial employees. The workforce is now substantially smaller than it was in 1990, when it peaked at approximately 230,000 positions. The State workforce is projected to total 184,059 positions at the end of FY 2021. The State workforce subject to direct Executive control is expected to total 118,850 full time equivalent positions at the end of FY 2021.

Status of Current Labor Negotiations. On December 18, 2019, the State and the Police Benevolent Association of New York State (PBANYS) conferred authority to a public arbitration panel to issue a final and binding arbitration award covering the four-year period April 1, 2015 to March 31, 2019 (FY 2016 to FY 2019). The award provides a 2 percent general salary increase in each fiscal year and additional compensation, which is partially offset by benefit design changes within New York State Health Insurance Program (NYSHIP) and reductions in overtime costs. The cost of this award has been reflected in the multiyear spending projections in the Updated Financial Plan for the affected agencies.

The State has multi-year labor agreements in place with most of the unionized workforce and continues to negotiate new agreements with the Public Employees Federation (PEF), the Council 82 Security Supervisors Unit and the Police Benevolent Association of New York State (PBANYS).

The Civil Service Employees Association (CSEA) and DC-37 (Local 1359 Rent Regulation Service Employees) have five-year labor contracts that provide annual salary increases of 2 percent for FYs 2017 through 2021 and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs. Salary increases provided to CSEA and DC-37 (Local 1359) employees were also extended to Management/Confidential (M/C) employees.

The United University Professions (UUP) has a six-year labor contract (2017 through 2022). The contract provides for 2 percent general salary increases annually and additional compensation changes, which are partly offset by benefit design changes within NYSHIP.

The Graduate Student Employees Union (GSEU) has a four-year labor contract that provides for 2 percent general annual salary increases for 2020 through 2023.

The Professional Staff Congress at CUNY has a six-year labor contract (2018 through 2023). The contract provides for annual 2 percent general salary increases commencing October 1, 2018.

The Police Benevolent Association of the New York State Troopers (NYSTPBA) and the New York State Police Investigators Association (NYSPIA) have five-year collective bargaining agreements for FY 2019 through FY 2023. The agreements provide for 2 percent general salary increases in each year of the contracts and additional compensation changes, which are partly offset by benefit design changes within NYSHIP.

The New York State Correctional Officers and Police Benevolent Association (NYSCOPBA) has a seven-year labor contract (FY 2017 through FY 2023). The contract provides for 2 percent general salary increases in each year of the agreement and additional compensation changes, offset by benefit design changes within NYSHIP and reductions in overtime costs.

The Judiciary also has contracts in place with all 12 unions represented within its workforce, which include CSEA (FY 2018 to FY 2021); the New York State Supreme Court Officers Association, the New York State Court Officers Association and the Court Clerks Association (FY 2012 to FY 2021) and eight other unions (FY 2020 to FY 2021).

Due to the adverse financial impacts from the COVID-19 pandemic, the State is withholding the general salary increases that were scheduled to go into effect on April 1, 2020. The Updated Financial Plan reflects only the liquidity benefit of the withholding. If a decision is made to withhold the full amount for the fiscal year, it would provide savings of $215 million in FY 2021 and partially offset the need for reductions elsewhere.

State Retirement System. The System provides pension benefits to public employees of the State and its localities (except employees of New York City, and public school teachers and administrators, who are covered by separate public retirement systems). State employees made up about 34 percent of the System’s membership as of March 31, 2019. There were 3,020 public employers participating in the System, including the State, all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees), and many public authorities.

As of March 31, 2019, 658,176 persons were members of the System and 481,795 pensioners or beneficiaries were receiving pension benefits. Article 5, section 7 of the State Constitution considers membership in any State pension or retirement system to be “a contractual relationship, the benefits of which shall not be diminished or impaired.”

The State Comptroller is the administrative head of New York State and Local Retirement System (NYSLRS) and the trustee and custodian of the Common Retirement Fund (CRF), a trust created pursuant to the Retirement and Social Security Law to hold the System’s assets, and, as such, is responsible for investing the assets of the System.

The State makes annual contributions to the New York State and Local Retirement System (NYSLRS) for employees in the New York State and Local Employees’ Retirement System (ERS) and the New York State and Local Police and Fire Retirement System (PFRS). This section discusses contributions from the State, including the Judiciary, to the NYSLRS, which account for the majority of the State’s pension costs.7 All projections are based on estimated market returns and numerous actuarial assumptions which, if unrealized, could change these projections materially.

During FY 2016, the NYSLRS updated its actuarial assumptions based on the results of the 2015 five-year experience study. In September 2015, NYSLRS announced that employer contribution rates would decrease beginning in FY 2017 and the assumed rate of return would be lowered from 7.5 percent to 7 percent. The salary scale assumptions were also changed — for ERS the scale was reduced from 4.9 percent to 3.8 percent and for PFRS the scale was reduced from 6 percent to 4.5 percent. During FY 2019, salary scale assumptions were further changed via a one-time 10 percent increase for both ERS and PFRS, which is reflected in FY 2020 contribution rates.

In August 2019, the actuary for NYSLRS issued the Annual Report to the Comptroller on Actuarial Assumptions, which provides a reduction in the State pension fund’s assumed long-term rate of return on investments from 7 percent to 6.8 percent, anticipating a lower return on investment environment. The estimated average employer contribution rate for the ERS will remain stable at

[7]

The State’s aggregate pension costs also include costs for State employees in the Teachers’ Retirement System (TRS) for both SUNY and the State Education Department (SED), the Optional Retirement Program (ORP) for both SUNY and SED, and the New York State Voluntary Defined Contribution Plan (VDC).

14.6 percent of payroll due to offsetting gains from a change in the mortality improvement scale and new Tier 6 entrants. However, the estimated average employer contribution rate for the PFRS will increase by 0.9 percent, from 23.5 percent of payroll to 24.4 percent of payroll (the assumed rate reduction had more leverage in PFRS due to the maturity of the system).

The FY 2022 ERS/PFRS pension estimate of $2.7 billion relied upon the October 2020 estimate from the State Comptroller, which reflects a negative 2.68 percent return in the Common Retirement Fund in FY 2020 and improvements in the mortality of retirees and beneficiaries. This was partially offset by the use of a new mortality improvement scale and lower cost Tier 6 entrants. The estimate does not reflect the State’s ability to amortize a portion of the bill. Per the October 2020 estimate the State is eligible to amortize a maximum of $178 million. The State will continue to pay $432 million towards the balance outstanding on prior-year deferrals. OSC does not forecast pension liability estimates beyond the budget year, thus estimates for FY 2023 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a conservative rate of return compared to the actuary’s assumed rate of return. The current Financial Plan forecast does not reflect the potential losses in asset value as a result of the COVID-19 outbreak and recession.

The pension liability also reflects changes to military service credit provisions found in Section 1000 of the Retirement and Social Security Law (RSSL) enacted during the 2016 legislative session (Chapter 41 of the Laws of 2016). All veterans who are members of NYSLRS may, upon application, receive extra service credit for up to three years of military duty if such veterans (a) were honorably discharged, (b) have achieved five years of credited service in a public retirement system, and (c) have agreed to pay the employee share of such additional pension credit. Costs to the State for employees in the ERS will be incurred at the time each member purchases credit, as documented by the Office of the State Comptroller (OSC) at the end of each calendar year. Costs for employees in PFRS will be distributed across PFRS employers and billed on a two-year lag (e.g., FY 2017 costs were first billed in FY 2019). Additionally, Section 25 of the RSSL requires the State to pay the ERS employer contributions associated with this credit on behalf of local governments. The State is also permitted to amortize the cost of past service credits that are newly incurred in a given fiscal year. The ERS cost to the State (including costs covered for local ERS) was $16 million in FY 2020 based on actual credit purchased through December 31, 2019. DOB has revised estimates to reflect stronger participation in the program. ERS costs are estimated to be $20 million in FY 2021, $25 million in FY 2022 and $15 million annually in the outyears.

The amount of future annual employer contribution rates will depend, in part, on the value of the assets held by the CRF as of each April 1, as well as on the present value of the anticipated benefits to be paid by the System as of each April 1. Contribution rates for FY 2022 were released in August 2020. The average ERS rate increased by 1.6 percent from 14.6 percent of salary in FY 2021 to 16.2 percent of salary in FY 2022, while the average PFRS rate increased by 3.9 percent from 24.4 percent of salary in FY 2021 to 28.3 percent of salary in FY 2022.

The System’s assets are held by the CRF for the exclusive benefit of members, retirees and beneficiaries. Investments for the System are made by the State Comptroller as trustee of the CRF. The System reports that the net position restricted for pension benefits as of March 31, 2020 was $198.1 billion (including $5.0 billion in receivables, which consist of employer contributions, amortized amounts, member contributions, member loans, accrued interest and dividends, investment sales and other miscellaneous receivables), a decrease of $17.1 billion or 7.9 percent from the FY 2019 level of $215.2 billion. The decrease in net position restricted for pension benefits from FY 2019 to FY 2020 is primarily the result of the net depreciation of the fair value of the investment portfolio.8 The System’s audited Financial Statement reports a time-weighted investment rate of return of negative 2.7 percent (gross rate of return before the deduction of certain fees) for FY 2020.

The System reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased to $268.9 billion (including $139.7 billion for retirees and beneficiaries) as of April 1, 2020, up from $260.3 billion as of April 1, 2019. The funding method used by the System anticipates that the plan net position, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. The valuation

[8]

On August 11, 2020, the State Comptroller announced that the New York State Common Retirement Fund’s (“Fund”) estimated time-weighted return (gross of certain investment fees) for the first quarter of FY 2021 was 10.35 percent for the three-month period ended June 30, 2020, and the Fund ended the quarter with an estimated value of $216.3 billion. On November 9, 2020, the State Comptroller announced the Fund’s estimated return in the second quarter of FY 2021 was 6.24 percent for the three-month period ending September 30, 2020, and the Fund ended the quarter with an estimated value of $226.4 billion. These quarterly returns reflect unaudited data for the invested assets of the System. The value of the invested assets changes daily.

used by the Retirement Systems Actuary was based on audited net position restricted for pension benefits as of March 31, 2020. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from plan net position on April 1, 2020 in that the determination of actuarial assets utilized a smoothing method that recognized 20 percent of the unexpected loss for FY 2020, 40 percent of the unexpected gain for FY 2019, 60 percent of the unexpected gain for FY 2018, and 80 percent of the unexpected gain for FY 2017. The asset valuation method smooths gains and losses based on the market value of all investments. Actuarial assets increased from $213.0 billion on April 1, 2019 to $214.1 billion on April 1, 2020.

The ratio of fiduciary net position to the total pension liability for ERS, as of March 31, 2020, calculated by the System’s Actuary, was 86.4 percent. The ratio of the fiduciary net position to the total pension liability for PFRS, as of March 31, 2020, calculated by the System’s Actuary, was 84.9 percent.9

The FY 2021 ERS/PFRS pension estimate of $2.3 billion relied upon the State Comptroller’s February 7, 2020 report, which reflects a reduction in the assumed rate of return and other increases, partially offset by the use of a new mortality improvement scale and lower cost Tier 6 entrants. The State will continue to pay $432 million towards the balance outstanding on prior-year deferrals. OSC does not forecast pension liability estimates beyond the budget year, thus estimates for FY 2022 and beyond are developed by DOB. DOB’s forecast assumes growth in the salary base consistent with collective bargaining agreements and a stable rate of return. The current Financial Plan forecast does not reflect the potential losses in asset value as a result of the COVID-19 outbreak and recession.

Other Post-Employment Benefits. State employees become eligible for post-employment benefits (e.g., health insurance) if they reach retirement while working for the State; are enrolled in either NYSHIP or the NYSHIP opt-out program at the time they reach retirement; and have the required years of eligible service. The cost of providing post-retirement health insurance is shared between the State and the retired employee. Contributions are established by law and may be amended by the Legislature. The State pays its share of costs on a Pay-As-You-Go (PAYGO) basis as required by law.

The State Comptroller adopted Governmental Accounting Standards Board (GASB) Statement (GASBS) 75, Accounting and Financial Reporting for Postemployment Benefits Other Than Pensions, for State’s Basic Financial Statements for FY 2019. GASBS 75, which replaces GASBS 45 and GASBS 57, addresses accounting and financial reporting for OPEB that is provided to the employees of state and local governmental employers. GASBS 75 establishes standards for recognizing and measuring liabilities and expenses/expenditures, as well as identifying the methods and assumptions that are required to be used to project benefit payments, discount projected benefit payments to their actuarial determined present value, and attribute that present value to periods of employee service. Specifically, GASBS 75 now requires the full liability be recognized. As a result, the March 31, 2018 ending net positive position of $28.6 billion (previously reported using GASBS 45) in the State’s governmental activities was restated to an April 1, 2018 beginning net deficit position of $3.3 billion upon the implementation of GASBS 75.

The State’s total OPEB liability equals the employer’s share of the actuarial determined present value of projected benefit payments attributed to past periods of employee service. The total OPEB obligation less any OPEB assets set aside in an OPEB trust or similar arrangement represent the net OPEB obligation.

As reported in the State’s Basic Financial Statements for FY 2020, the total ending OPEB liability for FY 2020 is $63.9 billion ($51.1 billion for the State and $12.8 billion for SUNY). The total OPEB liability as of March 31, 2020 was measured as of March 31, 2019 and was determined using an actuarial valuation as of April 1, 2018, with update procedures used to roll forward the total OPEB liability to March 31, 2019. The total beginning OPEB liability for FY 2020 was $63.45 billion ($50.9 billion for the State and $12.5 billion for SUNY). The total OPEB liability was calculated using the Entry Age Normal cost method. The discount rate is based on the Bond Buyer 20-year general obligation municipal bond index rate at March 31 (3.89 percent in FY 2019 and 3.79 percent in FY 2020). The total OPEB liability increased by $529 million (0.8 percent) during FY 2020.

[9]

The System previously disclosed a funded ratio in accordance with GASB Statements 25 and 27, which have been amended by GASB Statements 67 and 68. The GASB Statements 67 and 68 amendments had the effect, among other things, of no longer requiring the disclosure of a funded ratio. GASB now requires the disclosure of the ratio of the fiduciary net position to the total pension liability. This ratio is not called a funded ratio and is not directly comparable to the funded ratio disclosed in prior years.

The contribution requirements of NYSHIP members and the State are established by, and may be amended by, the Legislature. The State is not required to provide funding above the PAYGO amount necessary to provide current benefits to retirees and has not funded a qualified trust or its equivalent as defined in GASBS 75. The State continues to fund these costs, along with all other employee health care expenses, on a PAYGO basis, meaning the State pays these costs as they become due.

The FY 2018 Enacted Budget included legislation creating a Retiree Health Benefit Trust Fund (the “Trust Fund”), a qualified trust under GASBS 75, that authorizes the State to reserve money for the payment of health benefits of retired employees and their dependents. Under the legislation, the State may deposit into the Trust Fund, in any given fiscal year, up to 0.5 percent of total then-current unfunded actuarial accrued OPEB liability. The Financial Plan does not currently include any deposits to the Trust Fund.

GASBS 75 is not expected to alter the Financial Plan cash PAYGO projections for health insurance costs. DOB’s methodology for forecasting these costs over a multi-year period already incorporates factors and considerations consistent with the new actuarial methods and calculations required by the GASB Statement.

Litigation. Litigation against the State may include, among other things, potential challenges to the constitutionality of various actions. The State may also be affected by adverse decisions that are the result of various lawsuits. Such adverse decisions may not meet the materiality threshold to warrant a description herein but, in the aggregate, could still adversely affect the Financial Plan.

Cybersecurity. New York State government, like many other large public and private entities, relies on a large and complex technology environment to conduct its operations. As a recipient and provider of personal, private, or sensitive information, the State and its public corporations and municipalities face multiple cyber threats including, but not limited to, hacking, viruses, malware and other attacks on computer and other sensitive digital networks and systems. Entities or individuals may attempt to gain unauthorized access to the State’s digital systems for the purposes of misappropriating assets or information or causing operational disruption and damage. To mitigate the risk of business operations impact and/or damage from cyber incidents or cyber-attacks, the State invests in multiple forms of cybersecurity and operational controls. The State’s Chief Information Security Office (CISO) within the State’s Office of Information Technology Services (ITS) maintains comprehensive policies and standards, programs, and services relating to the security of State government networks and geographic information systems, and annually assesses the implementation of security policies and standards to ensure compliance through the Nationwide Cyber Security Review. In addition, the CISO maintains the New York State Cyber Command Center team, which provides a security operations center, digital forensics capabilities, and related procedures for cyber incident reporting and response, distributes real-time advisories and alerts, provides managed security services, and implements statewide information security training and exercises. While controls are routinely reviewed and tested, no assurances can be given that such security and operational control measures will be completely successful at guarding against cyber threats and attacks. The results of any such attack could impact business operations and/or damage State digital networks and systems, State and local infrastructure, and the costs of remedying any such damage could be substantial.

The State has also adopted regulations designed to protect the financial services industry from cyberattacks. Banks, insurance companies and other covered entities regulated by the Department of Financial Services (DFS) are, unless eligible for limited exemptions, required to: (a) maintain a cybersecurity program, (b) create written cybersecurity policies and perform risk assessments, (c) designate a CISO with responsibility to oversee the cybersecurity program, (d) annually certify compliance with the cybersecurity regulations, and (e) report to DFS cybersecurity events that have a reasonable likelihood of materially harming any material part of the entity’s normal operation(s) or for which notice is required to any government body, self-regulatory agency, or supervisory body.

Financial Condition of New York State Localities. The State’s localities rely in part on State aid to balance their budgets and meet their cash requirements. As such, unanticipated financial need among localities can adversely affect the State financial projections. Certain localities outside New York City, including cities and counties, have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. In 2013, the Financial Restructuring Board for Local Governments was created to provide assistance to distressed local governments. The Restructuring Board performs comprehensive reviews and provides grants and loans on the condition of implementing recommended efficiency initiatives.

The wide-ranging economic, health, and social disruptions caused by the COVID-19 outbreak are having an adverse impact on State authorities and localities, including the MTA and the City of New York. The aid-to-localities reductions that are expected to be taken as set forth in the Updated Financial Plan may materially and adversely affect the financial position of the MTA, the City of New York, and other localities.

Bond Market. Successful implementation of the Financial Plan is dependent on the State’s ability to market bonds. The State finances much of its capital spending, in the first instance, from the General Fund or the STIP, which it then reimburses with proceeds from the sale of bonds. If the State cannot sell bonds at the levels or on the timetable it expects could have a material and adverse impact on the State’s financial position and the implementation of its FY 2021 Enacted Capital Program and Financing Plan (“Capital Plan”). The success of projected public sales will be subject to prevailing market conditions and related ratings issued by national credit rating agencies, among other factors. The outbreak of COVID-19 in the United States significantly disrupted the municipal bond market. In response, the Federal CARES Act created the MLF, which authorizes the Federal Reserve Bank to purchase revenue and bond anticipation notes of states and certain other municipal issuers. Future developments in the financial markets, including possible changes in Federal tax law relating to the taxation of interest on municipal bonds, as well as future developments concerning the State and public discussion of such developments generally, may affect the market for outstanding State-supported and State-related debt. The TCJA adversely impacts the State and its public authorities by removing certain refunding opportunities for Federal tax-exempt financing, including advance refundings for debt service savings when interest rates are favorable.

The State, through its public authorities and general obligation issuances, is one of the largest issuers of municipal bonds in the United States. The State relies on regular bond sales to fund its capital program. In addition, in FY 2021, the State is authorized to sell short-term notes to meet temporary liquidity needs caused by the pandemic.

The State has no plans to use the MLF at this time, as it can borrow more cost effectively in the open market as of the date of the AIS Update. DOB will continue to monitor any further Federal Reserve actions or changes to the MLF program.

Debt Reform Act. The Debt Reform Act of 2000 (“Debt Reform Act”) restricts the issuance of State-supported debt to capital purposes only, and for a maximum term of bonds to 30 years. The Debt Reform Act limits the amount of new State-supported debt to 4 percent of State personal income, and new State-supported debt service costs to 5 percent of receipts. The restrictions apply to all new State-supported debt issued since April 1, 2000. DOB, as administrator of the Act, determined that the State was in compliance with the statutory caps in the most recent calculation period.

The statute requires that limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the Mid-Year Financial Plan. If the actual amount of new State-supported debt outstanding and debt service costs for the prior fiscal year are below the caps at that time, State-supported debt may continue to be issued. However, if either the debt outstanding or debt service caps are met or exceeded, the State would be precluded from issuing new State-supported debt until the next annual cap calculation is made and debt is found to be within the applicable limitations.

Actual levels of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2020, the State has issued new debt resulting in $49.4 billion of debt outstanding applicable to the debt reform cap. This is about $6.4 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $5.0 billion in FY 2020, or roughly $3.8 billion below the statutory debt service limitation.

State legislation enacted in connection with the adoption of the Enacted Budget suspended the Debt Reform Act for FY 2021 issuances as part of the State response to the COVID-19 pandemic. Accordingly, any State-supported debt issued in FY 2021 is not limited to capital purposes and is not counted towards the statutory caps on debt outstanding and debt service. The suspension of the Debt Reform Act also includes up to $8 billion of PIT notes and up to $3.0 billion of line of credit facilities that were authorized by State legislation enacted in connection with the adoption of the Enacted Budget, as well as any short or long-term refinancing of such borrowings in future years.

Current projections anticipate that debt outstanding and debt service will continue to remain below limits imposed by the Debt Reform Act, due to the suspension of the debt cap during FY 2021. Based on the most recent personal income and debt outstanding forecasts, the available debt capacity under the debt outstanding cap is expected to fluctuate from $6.4 billion in FY 2020 to a low point of $4.8 billion in FY 2024. This calculation excludes all State-supported debt issuances in FY 2021 but includes the estimated impact of the COVID-19 pandemic on personal income calculations and of funding increased capital commitment levels with State bonds after FY 2021. The debt service on State-supported debt issued after April 1, 2000 and subject to the statutory cap is projected at $5.1 billion in FY 2021, or roughly $4.3 billion below the statutory debt service limit.

The State uses personal income estimates published by the Federal government, specifically the Bureau of Economic Analysis (BEA), to calculate the cap on debt outstanding, as required by statute. The BEA revises these estimates on a quarterly basis and such revisions can be significant. The volatility in New York State personal income estimates has prompted DOB to reexamine the way BEA calculates personal income, in particular the apportionment of income among states. For Federal reporting purposes, BEA reassigns income from the state where it was earned to the state in which a person resides, for situations where a person lives and earns income in different states (the “residency adjustment”) The BEA residency adjustment has the effect of reducing reported New York State personal income because income earned in New York by nonresidents regularly exceeds income earned in other states by New York residents. The State taxes all personal income earned in New York, regardless of place of residency. Therefore, including the BEA personal income residency adjustment in the debt cap calculation reduces alignment with the State tax base and understates the PIT revenues available to support State-supported debt. To date, in administering the debt reform cap, DOB has used State personal income, as reduced by the BEA residency adjustment, in debt outstanding cap calculations and projections, which correspondingly reduces the State’s capacity under the Debt Reform Act.

Changes in the State’s available debt capacity reflect the impact of several factors, including personal income forecast adjustments and capital spending revisions. The State may adjust capital spending priorities and debt financing practices from time to time to preserve available debt capacity and stay within the statutory limits, as events warrant.

Secured Hospital Program. Under the Secured Hospital Program, the State entered into service contracts to enable certain financially distressed not-for-profit hospitals to have tax-exempt debt issued on their behalf, to pay for upgrading their primary health care facilities. Revenues pledged to pay debt service on the bonds include hospital payments made under loan agreements between the Dormitory Authority of the State of New York (DASNY) and the hospitals and certain reserve funds held by the applicable trustees for the bonds. In the event of revenue shortfalls to pay debt service on the Secured Hospital bonds, the service contracts obligate the State to pay debt service, subject to annual appropriations by the Legislature, on bonds issued by DASNY through the Secured Hospital Program. As of March 31, 2020, there were approximately $135 million of bonds outstanding for this program.

Three of the four remaining hospitals in the State’s Secured Hospital Program are in poor financial condition. In relation to the Secured Hospital Program, the State’s contingent contractual obligation was invoked to pay debt service for the first time in FY 2014. Since then the State has paid $159 million for debt service costs. DASNY estimates the State will pay debt service costs of approximately $32 million in FY 2021, $27 million in FY 2022, $21 million in both FY 2023 and FY 2024, and $13 million in FY 2025. These amounts are based on the actual experience to date of the participants in the program and would cover debt service costs for one hospital whose debt service obligation was discharged in bankruptcy, a second hospital which closed in 2010, and a third hospital that is currently delinquent in its payments. The State has estimated additional exposure of up to $6 million annually, if all hospitals in the program failed to meet the terms of their agreements with DASNY, and if available reserve funds were depleted.

The U.S. and Global Economy

Worldwide lockdowns to prevent the spread of COVID-19 sent most major economies into an economic downturn in the first half of calendar year 2020. During May and June, many advanced economies started to reopen from their lockdowns, and the global economy began its economic recovery trajectory. In its latest World Economic Outlook report (October 2020), the International Monetary Fund’s (IMF) projections of global economic growth, for calendar year 2020, compared to its June 2020 outlook, were revised upward. However, the IMF’s October 2020 global economic growth projections for calendar year 2021 are slightly weaker than its June 2020 forecast.

U.S. Economic Forecast10

BEA reported that real Gross Domestic Product (GDP) plunged at a 31.4 percent rate during the second quarter of calendar year 2020, after slipping 5.0 percent in the first quarter. The second quarter decline marked the strongest quarterly contraction in the 73 years since the government began reporting quarterly GDP figures. The previous record was a 10 percent decline during the first quarter of 1958.

The National Bureau of Economic Research (NBER) Business Cycle Dating Committee designated February 2020 as a business cycle peak. DOB expects that the Committee will ultimately declare that a business cycle trough occurred during the second

[10]

DOB’s US Macro forecast incorporates the third estimate of 2020 second quarter GDP report released on September 30, 2020; August 2020 BEA personal income and outlays report released on October 1, 2020; September 2020 employment report released on October 2, 2020; and August 2020 CPI report released on September 11, 2020.

quarter of 2020. Although the 2020 recession may have been short in length (first and second quarters of 2020), the decline in economic activity has been extraordinary in terms of the depth and the pace of the economic contraction. In addition, the economic contraction initiated by the COVID-19 pandemic has been very different than past recessions. In previous U.S. recessions, the services and trade sectors tended to suffer less of a contraction than manufacturing industries. During the initial months of the COVID-19 pandemic, the public policy response implemented to slow the transmission of COVID-19 led to sectors more reliant on face-to-face interactions such as retail trade, travel, restaurants, hospitality, arts, and entertainment witnessing a stronger contraction than most manufacturing sectors. However, retail sales have recovered and surpassed pre-pandemic peaks, while manufacturing is still significantly below December 2019 levels. Monthly data show that the economy started to recover in May and June, especially employment, and consumer spending.

BEA’s estimate of U.S. real GDP surged to 33.1 percent in the third quarter; DOB estimates growth of 3.7 percent in the fourth quarter of 2020. The peak-to-trough decline (fourth quarter of 2019 to second quarter of 2020) in real GDP is 10.1 percent. Real GDP for 2020 is estimated to decline 3.6 percent, 1.9 percentage points less severe than the First Quarterly Update Financial Plan forecast. As the economy recovers, real GDP growth is expected to remain elevated in the first quarter of 2021 before slowing to 2.6 percent growth by the fourth quarter of 2021. The projection of 2021 real GDP growth is 3.9 percent, 1.2 percentage points weaker than the First Quarterly Update Financial Plan forecast of 5.1 percent. In terms of levels, however, real GDP is expected to surpass its recent peak, achieved in the fourth quarter of 2019, in the fourth quarter of 2021.

The labor market has been recovering since May. The employment report released on October 2, 2020, indicated that while 22.2 million jobs were lost in March and April, 11.4 million jobs were added from May through September. In September, 661,000 jobs were created, while the unemployment rate declined 0.5 percentage point to 7.9 percent. Employment growth has been decelerating since July. Currently, the level of payroll employment is approximately 10.7 million below its February peak. The September unemployment rate is 6.8 percentage points below its April peak of 14.7 percent. DOB expects national employment to gradually improve over the last quarter of 2020. Nonfarm payrolls are expected to decline 5.6 percent in 2020 before a 3.4 percent gain in 2021. The annual average unemployment rate is expected to peak at 8.3 percent for 2020 before dropping to 6.4 percent for 2021.

The S&P 500 stock price index has rebounded sharply since the end of March and surpassed its all-time highs in November 2020. The index retreated around 10 percent in September but returned to above 3,500 in early October. The S&P 500 index is projected to increase 8.3 percent in 2020, up 3.5 percentage points from the First Quarterly Update Financial Plan forecast.

Oil prices have gradually recovered from their April lows of less than $20 per barrel as global growth rebounded and OPEC+ countries succeeded in restricting production, but remain well below the early-2020 level of around $60 per barrel. As aggregate demand rebounded in the third quarter of 2020, consumer prices (especially goods prices) surged in July and August. However, the September CPI report shows that the previous upward pressure on goods prices is starting to fade while subdued demand is still weighing on inflation across the services sector. Therefore, there is little concern about core inflation rising substantially above the Federal Reserve’s 2 percent target. DOB’s CPI inflation outlook is revised up to 1.2 percent for 2020 and 2.1 percent for 2021.

DOB continues to expect monetary policy to be supportive of the recovery. The Federal Reserve is expected to keep its Federal funds rate target around zero for the next four years and to continue to use its full range of tools to support the U.S. economy and ensure the normal functioning of the financial markets. Fiscal stimulus, on the other hand, is likely to be scaled back. According to the BEA’s personal income and outlays report released on October 1, 2020, Federal pandemic response programs boosted personal income by $774 billion from April to August. In September, an additional $42 billion in funding, diverted from FEMA to replace lost wages under President Trump’s Executive Order of August 8, was disbursed. However, after September 30, 2020, direct fiscal support to personal income, and therefore consumer spending, is expected to fade rapidly without additional stimulus.

DOB estimates consumer spending to recover at a stronger pace in the third quarter of 2020 than was expected in July, but its recovery may have shifted into a lower gear coming into the fourth quarter. As construction activities resume, housing permits, pending home sales, and mortgage applications also climbed quickly in the third quarter of 2020. In addition, record-low interest rates may have played an important role in boosting real residential investment to a very robust pace. Real nonresidential fixed investment growth had been declining since the fourth quarter of 2019 due to trade policy uncertainty, slowing global growth, Boeing 737 Max aircraft production delays, and a global manufacturing downturn. With factory closures and production slowdowns, real nonresidential fixed investment growth plunged in the second quarter of 2020, but not as much as the declines in consumer spending. Its recovery is thus not expected to be as fast as that of consumer spending. Real exports and imports, having shrunk considerably during the first half of 2020, are expected to recover strongly as soon as domestic demand and foreign growth start to rise.

Risks

Unsuccessful stimulus negotiations between the White House and Congress are contributing to increased market volatility, as is the continuing coronavirus pandemic. The recent resurgence of COVID-19 cases, especially with winter approaching, threatens the economic recovery and adds more uncertainties to financial markets. Upside considerations, such as containment of the virus, development of a safe and effective vaccine that is widely available and trusted by the public, a stimulus package, and more robust national and global growth, each could result in higher employment and output growth.

The New York State Economy

New York State, and especially New York City, have been hit hard by the COVID-19 pandemic. However, lower cases and continued re-opening of nonessential businesses point to a steady but slow recovery. Between May and August 2020, according to the August State Current Employment Statistics (CES), New York State recovered 35 percent of the jobs lost during March and April. Nonetheless, the seasonally adjusted level of employment in August was 12.8 percent lower than its February 2020 level. These employment figures were worse than expected in the First Quarterly Update Financial Plan forecast. Private sector employment is now expected to decline 9.7 percent in 2020, 1.2 percentage points lower than in the First Quarterly Update Financial Plan forecast. Although private sector employment growth is revised up for 2021, to 5.1 percent growth, a full recovery to pre-COVID employment levels is expected to take several years.

The impact on wages has been relatively smaller since approximately 75 percent of the job losses occurred in relatively low-wage sectors such as leisure and hospitality, retail trade, transportation and warehousing, education, healthcare and social assistance, administrative and support services, and other services. Stock market performance was better than expected. The S&P 500 index has surpassed its pre-COVID levels. The better-than-expected equity market’s performance reduced the projected decline in finance and insurance sector bonuses from 28.0 percent to 21.1 percent in FY 2021. The improved total bonuses forecast, coupled with higher than expected PIT withholdings, justifies an upward revision to total wage growth in FY 2021 to a 5.4 percent decline from a 6.3 percent decline in the First Quarterly Update Financial Plan forecast. Total wages are projected to increase 7.3 percent in FY 2022 as economic and financial conditions improve.

State property income and proprietor’s income are projected to decline 2.7 percent and 11.9 percent, respectively, in FY 2021. State transfer income, aided by the CARES Act that provided additional unemployment insurance benefits and stimulus checks, is projected to increase 39.4 percent in FY 2021, revised up from 25.6 percent in the First Quarterly Update Financial Plan forecast. On balance, State personal income is revised up by 3.6 percentage points from the First Quarterly Update Financial Plan forecast to an increase of 2.3 percent in FY 2021, followed by projected growth of 0.6 percent in FY 2022.

All the risks to the U.S. forecast apply to the State forecast as well. As the nation’s financial capital, both the volume of financial market activity and volatility in equity markets pose a significant degree of risk for the New York State economy. Although the State was successful in curbing the number of cases after it became an early center of the COVID-19 outbreak in the U.S., the resurgence of the virus could threaten the State’s economic recovery.

APPENDIX D

Open-End Fund Proxy Voting Policy

Procedures Governing Delegation of Proxy Voting to Fund Advisers

Effective Date: August 1, 2021

Open-End Mutual Funds (including money market funds)

iShares ETFs and BlackRock ETFs

Objective and Scope

Set forth below is the Open-End Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (“Directors”) of open-end funds (the “Funds”) advised by BlackRock Fund Advisors or BlackRock Advisors, LLC (“BlackRock”), have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock, subject to the principles outlined in this Policy, as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted guidelines and procedures (together and as from time to time amended, the “BlackRock Proxy Voting Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the BlackRock Proxy Voting Guidelines.

BlackRock will report on an annual basis to the Directors on (1) a summary of all proxy votes that BlackRock has made on behalf of the Funds in the preceding year together with a representation that all votes were in accordance with the BlackRock Proxy Voting Guidelines, and (2) any changes to the BlackRock Proxy Voting Guidelines that have not previously been reported.

BlackRock

Investment

Stewardship

Global Principles

Effective as of January 2021

The purpose of this document is to provide an overarching explanation of BlackRock’s approach globally to our responsibilities as a shareholder on behalf of our clients, our expectations of companies, and our commitments to clients in terms of our own governance and transparency.

If you would like additional information, please contact:

ContactStewardship@blackrock.com

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world. As part of our fiduciary duty to our clients, we have determined that it is generally in the best long-term interest of our clients to promote sound corporate governance through voting as an informed, engaged shareholder. This is the responsibility of the Investment Stewardship Team.

Philosophy on investment stewardship

Companies are responsible for ensuring they have appropriate governance structures to serve the interests of shareholders and other key stakeholders. We believe that there are certain fundamental rights attached to shareholding. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders’ best interests to create sustainable value. Shareholders should have the right to vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels and pre-emptive rights, and the distribution of income and capital structure. In order to make informed decisions, we believe that shareholders have the right to sufficient and timely information. In addition, shareholder voting rights should be proportionate to their economic ownership — the principle of “one share, one vote” helps achieve this balance.

Consistent with these shareholder rights, we believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients. We also participate in the public debate to shape global norms and industry standards with the goal of a policy framework consistent with our clients’ interests as long-term shareholders.

BlackRock looks to companies to provide timely, accurate, and comprehensive reporting on all material governance and business matters, including ESG issues. This allows shareholders to appropriately understand and assess how relevant risks and opportunities are being effectively identified and managed. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what supports sustainable long-term value creation, we will engage with a company and/or use our vote to encourage a change in practice.

BlackRock views engagement as an important activity; engagement provides us with the opportunity to improve our understanding of the business and ESG risks and opportunities that are material to the companies in which our clients invest. As long-term investors on behalf of clients, we seek to have regular and continuing dialogue with executives and board directors to advance sound governance and sustainable business practices, as well as to understand the effectiveness of the company’s management and oversight of material issues. Engagement is an important mechanism for providing feedback on company practices and disclosures, particularly where we believe they could be enhanced. We primarily engage through direct dialogue but may use other tools such as written correspondence to share our perspectives. Engagement also informs our voting decisions.

We vote in support of management and boards where and to the extent they demonstrate an approach consistent with creating sustainable long-term value. If we have concerns about a company’s approach, we may choose to engage to explain our expectations. Where we consider that a company has failed to address one or more material issues within an appropriate timeframe, we may hold directors accountable or take other voting actions to signal our concerns. We apply our voting guidelines to achieve the outcome we believe is most aligned with our clients’ long-term economic interests.

Key themes

We recognize that accepted standards and norms of corporate governance differ between markets; however, there are sufficient common threads globally to identify this overarching set of principles (the “Principles”) which are anchored in transparency and accountability. At a minimum, we expect companies to observe the accepted corporate governance standards in their domestic market or to explain why not doing so supports sustainable long-term value creation.

Our regional and market-specific voting guidelines explain how these Principles inform our voting decisions in relation to specific ballot items for shareholder meetings.

These Principles cover seven key themes:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales, and other special transactions

•	Compensation and benefits

•	Environmental and social issues

•	General corporate governance matters and shareholder protections

•	Shareholder proposals

Boards and directors

The performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most important responsibilities in the proxy voting context.

We support boards whose approach is consistent with creating sustainable long-term value. This includes the effective management of strategic, operational, and material ESG factors and the consideration of key stakeholder interests. Our primary focus is on the performance of the board of directors. The board should establish and maintain a framework of robust and effective governance mechanisms to support its oversight of the company’s strategic aims. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s purpose. Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how the board is effectively identifying, managing, and mitigating risks.

Where a company has not adequately disclosed and demonstrated these responsibilities, we will consider withholding our support for the re-election of directors whom we hold accountable. We assess director performance on a case-by-case basis and in light of each company’s particular circumstances, taking into consideration our assessment of their governance, sustainable business practices, and performance. In serving the interests of shareholders, the responsibility of the board of directors includes, but is not limited to, the following:

•	Establishing an appropriate corporate governance structure

•

Supporting and overseeing management in setting long-term strategic goals, applicable measures of value-creation and milestones that will demonstrate progress, and steps taken if any obstacles are anticipated or incurred

•	Providing oversight on the identification and management of material, business operational and sustainability-related risks

•	Overseeing the financial resilience of the company, the integrity of financial statements, and the robustness of a company’s Enterprise Risk Management[1] frameworks

•	Making decisions on matters that require independent evaluation which may include mergers, acquisitions and disposals, activist situations or other similar cases

•	Establishing appropriate executive compensation structures

•	Addressing business issues, including environmental and social issues, when they have the potential to materially impact the company’s long-term value

[1]

Enterprise risk management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. (Committee of Sponsoring Organizations of the Treadway Commission (COSO), Enterprise Risk Management — Integrated Framework, September 2004, New York, NY).

There should be clear definitions of the role of the board, the committees of the board and senior management. We set out below ways in which boards and directors can demonstrate a commitment to acting in the best interests of long-term shareholders. We will seek to engage with the appropriate directors where we have concerns about the performance of the company, board, or individual directors. As noted above, we believe that when a company is not effectively addressing a material issue, its directors should be held accountable.

Regular accountability

BlackRock believes that directors should stand for re-election on a regular basis, ideally annually. In our experience, annual re-elections allow shareholders to reaffirm their support for board members or hold them accountable for their decisions in a timely manner. When board members are not re-elected annually, we believe it is good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for re-election at each annual general meeting.

Effective board composition

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect the evolution of the company’s strategy and the market environment. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and in a manner that supports both continuity and appropriate succession planning. We expect companies to keep under regular review the effectiveness of its board (including its size), and assess directors nominated for election or re-election in the context of the composition of the board as a whole. This assessment should consider a number of factors, including the potential need to address gaps in skills or experience, the diversity of the board, and the balance of independent and non-independent directors. We also consider the average tenure of the overall board, where we are seeking a balance between the knowledge and experience of longer-serving members and the fresh perspectives of newer members.

When nominating new directors to the board, there should be detailed information on the individual candidates in order for shareholders to assess the suitability of an individual nominee and the overall board composition. These disclosures should give a clear sense of how the collective experience and expertise of the board aligns with the company’s long-term strategy and business model. We also expect disclosures to demonstrate how diversity is accounted for within the proposed board composition, including demographic factors such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry experience, specialist areas of expertise, and geographic location.

We expect there to be a sufficient number of independent directors, free from conflicts of interest or undue influence from connected parties, to ensure objectivity in the decision-making of the board and its ability to oversee management. Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorships

•	Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company

BlackRock believes that the board is able to fulfill its fiduciary duty when there is a clearly independent, senior non-executive director to chair it or, where the chairman is also the CEO (or is otherwise not independent), a lead independent director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent director or another appropriate director should be available to shareholders in those situations where an independent director is best placed to explain and justify a company’s approach.

There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that objective oversight of such matters is best achieved when the board forms committees comprised entirely of independent directors. In many markets, these committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

Sufficient capacity

As the role of a director is demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that every director has the capacity to meet all of his/her responsibilities — including when there are unforeseen events — and therefore, he/she should not take on an excessive number of roles that would impair his/her ability to fulfill his/her duties.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements, which should provide a true and fair picture of a company’s financial condition. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified.

The accuracy of financial statements, inclusive of financial and non-financial information, is clearly of paramount importance to BlackRock. Investors’ views on financial materiality are developing to encompass a broader range of risks. Over time, we expect increased scrutiny of the assumptions underlying financial reports.

In this context, audit committees, or equivalent, play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and non-financial information, internal control frameworks, and Enterprise Risk Management systems. BlackRock believes that effective audit and risk committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.

We hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. Audit committees or equivalent should have clearly articulated charters that set out the committee’s responsibilities and have a rotation plan in place that allows for a periodic refreshment of the committee memberships.

We take particular note of critical accounting matters, cases involving significant financial restatements or ad hoc notifications of material financial weakness. In this respect, audit committees should provide timely disclosure on the remediation of Key and Critical Audit Matters identified either by the external auditor or Internal Audit function.

The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should have in place a procedure for assessing annually the independence of the auditor and the quality of the external audit process.

Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. The audit committee or equivalent should periodically review the company’s risk assessment and risk management policies and significant risks and exposures identified by management, the internal auditors or the independent accountants, and management’s steps to address them. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Capital structure, mergers, asset sales and other special transactions

The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.

Effective voting rights are basic rights of share ownership and we believe strongly in one vote for one share as a guiding principle that supports effective corporate governance. Shareholders, as the residual claimants, have the strongest interest in protecting company value, and voting power should match economic exposure.

In principle, we disagree with the creation of a share class with equivalent economic exposure and preferential, differentiated voting rights as it violates the fundamental corporate governance principle of proportionality, and results in a concentration of power in the hands of a few shareholders, thus disenfranchising other shareholders and amplifying any potential conflicts of interest. However, we recognize that in certain markets, at least for a period of time, companies may have a valid argument for dual-class listings. We believe that such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should receive shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

In assessing mergers, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm’s length. We may seek reassurance from the board that executives’ and/or board members’ financial interests in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors, and ideally, the terms have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted shareholders.

BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We expect any so-called ‘shareholder rights plans’ proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter for continuation.

Compensation and benefits

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is linked with performance that aligns with shareholder interests, particularly the generation of sustainable long-term value. We would expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent board members accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used, and further, how the adjusted outcome is aligned with the interests of shareholders. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however, we are concerned when the rationale for increases in total compensation at a company is solely based on peer benchmarking rather than a rigorous measure of outperformance.

We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to forgo rewards when they are not justified by actual performance and/or when compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

Non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.

Environmental and social issues

We believe that well-managed companies will deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value — appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that companies are not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/or directors accountable where disclosures or the business practices underlying them are inadequate.

BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forward by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to adopt for the disclosure of financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD Governance, Strategy, Risk Management, and Metrics and Targets are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry,

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD; and

•	Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets[2].

Companies may also adopt or refer to guidance on sustainable and responsible business conduct issued by supranational organizations such as the United Nations or the Organization for Economic Cooperation and Development. Further, industry specific initiatives on managing specific operational risks may be useful. Companies should disclose any global standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risk and opportunities, and how they are considered within strategy. Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2°C and is consistent with a global aspiration to reach net zero GHG emissions by 20503.

The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available, to curb the worst effects of climate change and reach the global goal of carbon neutrality by the mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.

Key stakeholder interests

Given our expectation that companies operate in long-term shareholders’ interests to create sustainable value and fulfill their purpose, BlackRock believes that companies should take due account of their key stakeholders’ interests. It is for each company to determine its key stakeholders based on what is material to its business, but they are likely to include employees, business partners (such as suppliers and distributors), clients and consumers, government and regulators, and the communities in which they operate, as well as investors.

[2]	See our commentary on our approach to engagement on TCFD and SASB aligned reporting for greater detail of our expectations.
[3]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate — those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

Having regard to the interests of key stakeholders recognizes the collective nature of long-term value creation, and the extent to which each company’s prospects for growth are tied to its ability to foster strong sustainable relationships with those stakeholders. Companies should articulate how they address adverse impacts that could arise from their business practices and affect critical business relationships with their stakeholders. We expect companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts, and grievance mechanisms to remediate any actual adverse impacts. The maintenance of trust within these relationships is often equated with a company’s social license to operate.

To ensure transparency and accountability, companies should report on how they have identified their key stakeholders and considered their interests in business decision-making, demonstrating the applicable governance, strategy, risk management, and metrics and targets. This approach should be overseen by the board, whose job it is to ensure that the approach taken is informed by and aligns with the company’s purpose.

General corporate governance matters and shareholder protections

BlackRock believes that shareholders have a right to material and timely information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these structures. The reporting and disclosure provided by companies help shareholders assess whether their economic interests have been protected and the quality of the board’s oversight of management. We believe shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms, to submit proposals to the shareholders’ meeting, and to call special meetings of shareholders.

Shareholder proposals

In most markets in which BlackRock invests on behalf of clients, shareholders have the right to submit proposals to be voted on by shareholders at a company’s annual or extraordinary meeting, as long as eligibility and procedural requirements are met. The matters that we see put forward by shareholders address a wide range of topics, including governance reforms, capital management, and improvements in the management or disclosure of environmental and social risks.

When assessing shareholder proposals, we evaluate each proposal on its merit, with a singular focus on its implications for long-term value creation. We consider the business and economic relevance of the issue raised, as well as its materiality and the urgency with which we believe it should be addressed. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction. We would not support proposals that we believe would result in over-reaching into the basic business decisions of the issuer.

Where a proposal is focused on an issue that we agree needs to be addressed and the intended outcome is consistent with long-term value creation, we will look to the board and management to demonstrate that the company has met the intent of the request made in the shareholder proposal. Where our analysis and/or engagement indicate a need for improvement in the company’s approach to the issue, we will support shareholder proposals that are reasonable and not unduly constraining on management. Alternatively, or in addition, we may vote against the re-election of one of more directors if, in our assessment, the board has not responded sufficiently or with an appropriate sense of urgency.

BlackRock’s oversight of its investment stewardship activities

Oversight

We hold ourselves to a very high standard in our investment stewardship activities, including proxy voting. To meet this standard, BIS is comprised of BlackRock employees who do not have other responsibilities other than their roles in BIS. BIS is considered an investment function.

BlackRock maintains three regional advisory committees (“Stewardship Advisory Committees”) for (a) the Americas; (b) Europe, the Middle East and Africa (“EMEA”); and (c) Asia-Pacific, generally consisting of senior BlackRock investment professionals and/or senior employees with practical boardroom experience. The regional Stewardship Advisory Committees review and advise on amendments to BIS proxy voting guidelines covering markets within each respective region (“Guidelines”).

In addition to the regional Stewardship Advisory Committees, the Investment Stewardship Global Oversight Committee (“Global Committee”) is a risk-focused committee, comprised of senior representatives from various BlackRock investment teams, a senior legal representative, the Global Head of Investment Stewardship (“Global Head”), and other senior executives with relevant experience and team oversight.

The Global Head has primary oversight of the activities of BIS, including voting in accordance with the Guidelines, which require the application of professional judgment and consideration of each company’s unique circumstances. The Global Committee reviews and approves amendments to these Principles. The Global Committee also reviews and approves amendments to the regional Guidelines, as proposed by the regional Stewardship Advisory Committees.

In addition, the Global Committee receives and reviews periodic reports regarding the votes cast by BIS, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Global Committee reviews these reports in an oversight capacity as informed by the BIS corporate governance engagement program and the Guidelines.

BIS carries out engagement with companies, monitors and executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant Guidelines. BIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BIS may utilize third parties for certain of the foregoing activities and performs oversight of those third parties. BIS may raise complicated or particularly controversial matters for internal discussion with the relevant investment teams and/or refer such matters to the appropriate regional Stewardship Advisory Committees for review, discussion and guidance prior to making a voting decision.

Vote execution

We carefully consider proxies submitted to funds and other fiduciary account(s) (“Fund” or “Funds”) for which we have voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which we have voting authority based on our evaluation of the best long-term economic interests of our clients as shareholders, in the exercise of our independent business judgment, and without regard to the relationship of the issuer of the proxy (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures”, below).

When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with the Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by the applicable Stewardship Advisory Committees. BIS analysts may, in the exercise of their professional judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is required or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock’s clients.

In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers, the decision generally will be made by a Fund’s portfolio managers and/or BIS based on their assessment of the particular transactions or other matters at issue.

In certain markets, proxy voting involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner’s ability to exercise votes; (iii) requirements to vote proxies in person; (iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; (vi) regulatory constraints; and (vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

As a consequence, BlackRock votes proxies on a “best-efforts” basis. In addition, BIS may determine that it is generally in the best interests of BlackRock’s clients not to vote proxies if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Portfolio managers have full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item. Portfolio managers may from time to time reach differing views on how best to maximize economic value with respect to a particular investment. Therefore, portfolio managers may, and sometimes do, vote shares in the Funds under their management differently from one another. However, because BlackRock’s clients are mostly long-term investors with long-term economic goals, ballots are frequently cast in a uniform manner.

Conflicts management policies and procedures

BIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ interests in the companies in which BlackRock invests on behalf of clients.

•

Established a reporting structure that separates BIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access to BIS. BIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met.

•

Determined to engage, in certain instances, an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent fiduciary provides BlackRock’s proxy voting agent with instructions, in accordance with the Guidelines, as to how to vote such proxies, and BlackRock’s proxy voting agent votes the proxy in accordance with the independent fiduciary’s determination. BlackRock uses an independent fiduciary to vote proxies of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent fiduciary to vote proxies of:

i.	public companies that include BlackRock employees on their boards of directors,

ii.	public companies of which a BlackRock, Inc. board member serves as a senior executive,

iii.	public companies that are the subject of certain transactions involving BlackRock Funds,

iv.	public companies that are joint venture partners with BlackRock, and

v.	public companies when legal or regulatory requirements compel BlackRock to use an independent fiduciary.

In selecting an independent fiduciary, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and vote in the best economic interest of our clients, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned votes in a timely manner. We may engage more than one independent fiduciary, in part in order to mitigate potential or perceived conflicts of interest at an independent fiduciary. The Global Committee appoints and reviews the performance of the independent fiduciaries, generally on an annual basis.

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. With regard to the relationship between securities lending and proxy voting, BlackRock’s approach is driven by our clients’ economic interests. The decision whether to recall securities on loan to vote is based on a formal analysis of the revenue producing value to clients of loans, against the assessed economic value of casting votes. Generally, we expect that the likely economic value to clients of casting votes would be less than the securities lending income, either because, in our assessment, the resolutions being voted on will not have significant economic consequences or because the outcome would not be affected by BlackRock voting the loaned securities that were recalled in order to vote. BlackRock also may, in our discretion, determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Voting guidelines

The issue-specific Guidelines published for each region/country in which we vote are intended to summarize BlackRock’s general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. The Guidelines are not intended to be exhaustive. BIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.

Reporting and vote transparency

Investment stewardship is how we use our voice as an investor to promote sound corporate governance and business practices to help maximize long-term shareholder value for our clients, the vast majority of whom are investing for long-term goals such as retirement. We are committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. Each year we publish an annual report as well as quarterly stewardship reports which provide a global overview of our investment stewardship engagement and voting activities during the quarter, including market developments, speaking engagements, and engagement, and voting statistics. Additionally, we make public our market-specific voting guidelines for the benefit of clients and companies with whom we engage. We also publish commentaries to share our perspective on market developments and emerging key themes.

At a more granular level, we publish quarterly our vote record for each company that held a shareholder meeting during the period, showing how we voted on each proposal and explaining any votes against management proposals or on shareholder proposals. For shareholder meetings where a vote might be high profile or of significant interest to clients, we publish a voting bulletin shortly after the meeting, disclosing and explaining our vote on key proposals. We also publish a quarterly list of all companies we engaged and the key topics addressed in the engagement meeting.

In this way, we help inform our clients about the work we do on their behalf in promoting the governance and business practices that support long-term sustainable value creation.

This document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2020 BlackRock, Inc. All rights reserved.

BlackRock

Investment

Stewardship

Proxy voting guidelines for U.S. securities

Effective as of January 2021

If you would like additional information, please contact: ContactStewardship@blackrock.com

These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Principles.

Introduction

We believe BlackRock has a responsibility to monitor and provide feedback to companies, in our role as stewards of our clients’ investments. BlackRock Investment Stewardship (“BIS”) does this through engagement with management teams and/or board members on material business issues, including environmental, social, and governance (“ESG”) matters and, for those clients who have given us authority, through voting proxies in the best long-term economic interests of our clients.

The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BIS’ general philosophy and approach to ESG factors, as well as our expectations of directors, that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies or provide a guide to how BlackRock will vote in every instance. They are applied with discretion, taking into consideration the range of issues and facts specific to the company, as well as individual ballot items.

Voting guidelines

These guidelines are divided into eight key themes, which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure

•	Mergers, acquisitions, asset sales, and other special transactions

•	Executive compensation

•	Environmental and social issues

•	General corporate governance matters

•	Shareholder protections

Boards and directors

The effective performance of the board is critical to the economic success of the company and the protection of shareholders’ interests. As part of their responsibilities, board members owe fiduciary duties to shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of our engagements and sees the election of directors as one of our most critical responsibilities.

Disclosure of material issues that affect the company’s long-term strategy and value creation, including material ESG factors, is essential for shareholders to be able to appropriately understand and assess how effectively the board is identifying, managing, and mitigating risks.

Where we conclude that a board has failed to address or disclose one or more material issues within a specified timeframe, we may hold directors accountable or take other appropriate action in the context of our voting decisions.

Director elections

Where a board has not adequately demonstrated, through company disclosures and actions, how material issues are appropriately identified, managed, and overseen, we will consider withholding our support for the re-election of directors whom we hold accountable.

In addition, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence

We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating/governance committees, should be independent. Our view of independence may vary from listing standards.

Common impediments to independence may include:

•	Employment as a senior executive by the company or a subsidiary within the past five years

•	An equity ownership in the company in excess of 20%

•

Having any other interest, business, or relationship (professional or personal) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

•	When evaluating controlled companies, as defined by the U.S. stock exchanges, we may vote against insiders or affiliates who sit on the audit committee, but not other key committees

We may vote against directors serving on key committees who we do not consider to be independent.

Oversight

We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and/or individual directors in the following circumstances:

•

Where the board has failed to exercise sufficient oversight with regard to material ESG risk factors, or the company has failed to provide shareholders with adequate disclosure to conclude appropriate strategic consideration is given to these factors by the board

•

Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, we may vote against members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•

Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•

The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. This may not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his/her ability to represent the best long-term economic interests of shareholders

•

Where a director has a multi-year pattern of poor attendance at combined board and applicable committee meetings, or a director has poor attendance in a single year with no disclosed rationale. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable committee meetings to be poor attendance

•

Where a director serves on an excessive number of boards, which may limit his/her capacity to focus on each board’s requirements. The following identifies the maximum number of boards on which a director may serve, before he/she is considered to be over-committed:

	Public Company Executive or Fund Manager[4]	# Outside Public Boards[5]	Total # of Public Boards
Director A	✓	1	2
Director B		3	4

Responsiveness to shareholders

We expect a board to be engaged and responsive to its shareholders, including acknowledging voting outcomes for shareholder proposals, director elections, compensation, and other ballot items. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the responsible committees and/or individual directors. The following illustrates common circumstances:

•

The independent chair or lead independent director, members of the nominating/governance committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and/or failure to plan for adequate board member succession

•

The chair of the nominating/governance committee, or where no chair exists, the nominating/governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received against votes from more than 25% of shares voted, and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial against vote

•

The independent chair or lead independent director and/or members of the nominating/governance committee, where a board fails to consider shareholder proposals that receive substantial support, and the proposals, in our view, have a material impact on the business, shareholder rights, or the potential for long-term value creation

Shareholder rights

We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and/or individual directors. The following illustrates common circumstances:

•	The independent chair or lead independent director and members of the nominating/governance committee, where a board implements or renews a poison pill without shareholder approval

•

The independent chair or lead independent director and members of the nominating/governance committee, where a board amends the charter/articles/bylaws such that the effect may be to entrench directors or to significantly reduce shareholder rights

•	Members of the compensation committee where the company has repriced options without shareholder approval

•

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding the actions of a committee and the responsible member(s) or committee chair are not up for re-election, we will generally register our concern by voting against all available members of the relevant committee

Board composition and effectiveness

We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating/governance committee or the lead independent director.

[4]

In this instance, “fund manager” refers to individuals whose full-time employment involves responsibility for the investment and oversight of fund vehicles, and those who have employment as professional investors and provide oversight for those holdings.

[5]	In addition to the company under review

Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of a variety of views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity, including personal factors, such as gender, ethnicity, race, and age, as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location. In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.

We encourage boards to disclose:

•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company

•

The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details

•

Demographics related to board diversity, including, but not limited to, gender, ethnicity, race, age, and geographic location, in addition to measurable milestones to achieve a boardroom reflective of multi-faceted racial, ethnic, and gender representation

Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits. BlackRock will also consider the average board tenure to evaluate processes for board renewal. We may oppose boards that appear to have an insufficient mix of short-, medium-, and long-tenured directors.

To the extent that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, based on our assessment, we may vote against members of the nominating/governance committee for an apparent lack of commitment to board effectiveness.

Board size

We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for the necessary range of skills and experience or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

We believe that directors should be re-elected annually; classification of the board generally limits shareholders’ rights to regularly evaluate a board’s performance and select directors. While we will typically support proposals requesting board de-classification, we may make exceptions, should the board articulate an appropriate strategic rationale for a classified board structure, such as when a company needs consistency and stability during a time of transition, e.g. newly public companies or companies undergoing a strategic restructuring. A classified board structure may also be justified at non-operating companies, e.g. closed-end funds or business development companies (BDC)6, in certain circumstances. We would, however, expect boards with a classified structure to periodically review the rationale for such structure and consider when annual elections might be more appropriate.

Without a voting mechanism to immediately address concerns about a specific director, we may choose to vote against the available slate of directors (see “Shareholder rights” for additional detail).

Contested director elections

The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the ownership stake and holding period of the dissident; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.

Cumulative voting

We believe that a majority vote standard is in the best long-term interests of shareholders. It ensures director accountability through the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.

Director compensation and equity programs

We believe that compensation for directors should be structured to attract and retain directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.

Majority vote requirements

BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority vote standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

We note that majority voting may not be appropriate in all circumstances, for example, in the context of a contested election, or for majority-controlled companies.

Risk oversight

Companies should have an established process for identifying, monitoring, and managing business and material ESG risks. Independent directors should have access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk. We encourage companies to provide transparency around risk management, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Comprehensive disclosure provides investors with a sense of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. In the absence of robust disclosures, we may reasonably conclude that companies are not adequately managing risk.

Separation of chairman and CEO

We believe that independent leadership is important in the boardroom. There are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.

[6]	A BDC is a special investment vehicle under the Investment Company Act of 1940 that is designed to facilitate capital formation for small and middle-market companies.

In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.

In the event that the board chooses a combined chair/CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role to provide appropriate leadership balance to the chair/CEO.

The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair/CEO Model		Separate Chair Model
	Chair/CEO	Lead Independent Director	Chair
Board Meetings	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors Authority to call meetings of independent directors Briefs CEO on issues arising from executive sessions	Authority to call full meetings of the board of directors

Agenda	Primary responsibility for shaping board agendas, consulting with the lead independent director	Collaborates with chair/CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO

Board Communications	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may vote against the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Equal voting rights

BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis, or as company circumstances change. Companies with multiple share classes should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.

Blank check preferred stock

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.

Nonetheless, we may support the proposal where the company:

•	Appears to have a legitimate financing motive for requesting blank check authority

•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes

•	Has a history of using blank check preferred stock for financings

•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility

Increase in authorized common shares

BlackRock will evaluate requests to increase authorized shares on a case-by-case basis, in conjunction with industry-specific norms and potential dilution, as well as a company’s history with respect to the use of its common shares.

Increase or issuance of preferred stock

We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, acquisitions, asset sales, and other special transactions

In assessing mergers, acquisitions, asset sales, or other special transactions, BlackRock’s primary consideration is the long-term economic interests of our clients as shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. While mergers, acquisitions, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:

•

The degree to which the proposed transaction represents a premium to the company’s trading price. We consider the share price over multiple time periods prior to the date of the merger announcement. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and/or financial rationale for the combination

•

Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions

Poison pill plans

Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all-cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or requires the board to seek the written consent of shareholders, where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

We generally vote in favor of shareholder proposals to rescind poison pills.

Reimbursement of expenses for successful shareholder campaigns

We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Executive compensation

BlackRock expects a company’s board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly the generation of sustainable long-term value.

We expect the compensation committee to carefully consider the specific circumstances of the company and the key individuals the board is focused on incentivizing. We encourage companies to ensure that their compensation plans incorporate appropriate and rigorous performance metrics consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee, or equivalent board members, accountable for poor compensation practices or structures.

BlackRock believes that there should be a clear link between variable pay and company performance that drives value creation. We are generally not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, we expect disclosure relating to how and why the discretion was used and further, how the adjusted outcome is aligned with the interests of shareholders.

We acknowledge that the use of peer group evaluation by compensation committees can help calibrate competitive pay; however, we are concerned when the rationale for increases in total compensation is solely based on peer benchmarking, rather than absolute outperformance.

We support incentive plans that foster the sustainable achievement of results consistent with the company’s long-term strategic initiatives. The vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions and other deferred compensation arrangements should be reasonable in light of market practice.

“Say on Pay” advisory resolutions

In cases where there is a “Say on Pay” vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our expectations related to executive compensation practices, our “Say on Pay” analysis framework, and our typical approach to engagement and voting on “Say on Pay.”

Where we conclude that a company has failed to align pay with performance, we will vote against the management compensation proposal and consider voting against the compensation committee members.

Frequency of “Say on Pay” advisory resolutions

BlackRock will generally support annual advisory votes on executive compensation, and will consider biennial and triennial timeframes, absent compensation concerns. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to promote overall pay and performance alignment.

Clawback proposals

We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. We also favor recoupment from any senior executive whose behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal proceeding, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

We believe employee stock purchase plans (“ESPP”) are an important part of a company’s overall human capital management strategy and can provide performance incentives to help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered (commonly referred to as “double trigger” change of control provisions).

Golden parachutes

We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

When determining whether to support or oppose an advisory vote on a golden parachute plan, BlackRock may consider several factors, including:

•	Whether we believe that the triggering event is in the best interests of shareholders

•	Whether management attempted to maximize shareholder value in the triggering event

•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment

•	Whether excessively large excise tax gross-up payments are part of the pay-out

•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers

•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

Option exchanges

We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:

•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance

•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated

•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems

BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interests of shareholders.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in supplemental executive retirement plans (“SERP”) to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues

We believe that well-managed companies deal effectively with material ESG factors relevant to their businesses. As stated throughout this document, governance is the core structure by which boards can oversee the creation of sustainable long-term value — appropriate risk oversight of environmental and social (“E&S”) considerations stems from this construct.

Robust disclosure is essential for investors to effectively gauge companies’ business practices and strategic planning related to E&S risks and opportunities. When a company’s reporting is inadequate, investors, including BlackRock, will increasingly conclude that the company is not adequately managing risk. Given the increased understanding of material sustainability risks and opportunities, and the need for better information to assess them, BlackRock will advocate for continued improvement in companies’ reporting and will hold management and/or directors accountable where disclosures or the business practices underlying them are inadequate.

BlackRock views the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) and the standards put forth by the Sustainability Accounting Standards Board (SASB) as appropriate and complementary frameworks for companies to disclose financially material sustainability information. While the TCFD framework was crafted with the aim of climate-related risk disclosure, the four pillars of the TCFD — Governance, Strategy, Risk Management, and Metrics and Targets — are a useful way for companies to disclose how they identify, assess, manage, and oversee a variety of sustainability-related risks and opportunities. SASB’s industry-specific guidance (as identified in its materiality map) is beneficial in helping companies identify key performance indicators (KPIs) across various dimensions of sustainability that are considered to be financially material and decision-useful within their industry.

Accordingly, we ask companies to:

•	Disclose the identification, assessment, management, and oversight of sustainability-related risks in accordance with the four pillars of TCFD

•	Publish SASB-aligned reporting with industry-specific, material metrics and rigorous targets

See our commentary on our approach to engagement on TCFD- and SASB-aligned reporting for greater detail of our expectations.

Climate risk

BlackRock believes that climate change has become a defining factor in companies’ long-term prospects. We expect every company to help their investors understand how the company may be impacted by climate-related risks and opportunities, and how they are considered within the company’s strategy.

Specifically, we expect companies to articulate how they are aligned to a scenario in which global warming is limited to well below 2° C and is consistent with a global aspiration to reach net zero GHG emissions by 2050.7 In order to assess companies’ progress, BIS expects carbon-intensive companies to disclose explicit GHG emissions reduction targets.

The public and private sectors have roles to play in aligning greenhouse gas reduction efforts with targets based on science, where available to curb the worst effects of climate change and reach the global goal of carbon neutrality by mid-century. Companies have an opportunity to utilize and contribute to the development of current and future low-carbon transition technologies, which are an important consideration for the rate at which emissions can be reduced. We expect companies to disclose how they are considering these challenges, alongside opportunities for innovation, within their strategy and emissions reduction efforts.

We may support shareholder proposals that ask companies to disclose climate plans aligned with our expectations.

Key stakeholder interests

As a long-term investor, we believe that in order to deliver value for shareholders, companies should also consider their stakeholders. While stakeholder groups may vary across industries, they are likely to include employees; business partners (such as suppliers and distributors); clients and consumers; government and regulators; and the communities in which companies operate. Companies that build strong relationships with their stakeholders are more likely to meet their own strategic objectives, while poor relationships may create adverse impacts that expose a company to legal, regulatory, operational, and reputational risks and jeopardize their social license to operate. We expect companies to effectively oversee and mitigate these risks with appropriate due diligence processes and board oversight.

Human capital management

A company’s approach to human capital management is a critical factor in fostering an inclusive, diverse, and engaged workforce, which contributes to business continuity, innovation, and long-term value creation. As an important component of strategy, we expect boards to oversee human capital management.

[7]

The global aspiration is reflective of aggregated efforts; companies in developed and emerging markets are not equally equipped to transition their business and reduce emissions at the same rate — those in developed markets with the largest market capitalization are better positioned to adapt their business models at an accelerated pace. Government policy and regional targets may be reflective of these realities.

We believe that clear and consistent reporting on these matters is critical for investors to understand the composition of a company’s workforce. We expect companies to disclose workforce demographics, such as gender, race, and ethnicity in line with the US Equal Employment Opportunity Commission’s EEO-1 Survey, alongside the steps they are taking to advance diversity, equity, and inclusion. Where we believe a company’s disclosures or practices fall short relative to the market or peers, or we are unable to ascertain the board and management’s effectiveness in overseeing related risks and opportunities, we may vote against members of the appropriate committee or support relevant shareholder proposals. Our commentary on human capital management provides more information on our expectations.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies. These activities can also create risks, including: the potential for allegations of corruption; reputational risk associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political spending and lobbying activity. Companies that engage in political activities should develop and maintain robust processes to guide these activities and mitigate risks, including board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, BlackRock will evaluate publicly available information to consider how a company’s lobbying may impact the company. We will also evaluate whether there is alignment between a company’s stated positions on policy matters material to its strategy and the positions taken by industry groups of which it is a member. We may decide to support a shareholder proposal requesting additional disclosure if we identify a material misalignment. Additional detail can be found in our commentary on political contributions and lobbying disclosures.

General corporate governance matters

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Exclusive forum provisions

BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the nominating/governance committee.

Multi-jurisdictional companies

Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect companies to disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, particularly where there is conflict between relevant market governance practices.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protections under the new charter/articles/bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, responsibilities on other public company boards and board composition concerns), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder protections

Amendment to charter/articles/bylaws

We believe that shareholders should have the right to vote on key corporate governance matters, including changes to governance mechanisms and amendments to the charter/articles/bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, particularly if those changes have the potential to impact shareholder rights (see “Director elections”). In cases where a board’s unilateral adoption of changes to the charter/articles/bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to the charter/articles/bylaws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes; the company’s governance profile and history; relevant jurisdictional laws; and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support amendments to the charter/articles/bylaws where the benefits to shareholders outweigh the costs of failing to make such changes.

Proxy access

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.

In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, encourage board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.

In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.

Right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. Accordingly, shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder, or where a lower threshold may lead to an ineffective use of corporate resources. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of minority shareholder interests and we may support supermajority voting requirements in those situations.

Virtual meetings

Shareholders should have the opportunity to participate in the annual and special meetings for the companies in which they are invested, as these meetings facilitate an opportunity for shareholders to provide feedback and hear from the board and management. While these meetings have traditionally been conducted in-person, virtual meetings are an increasingly viable way for companies to utilize technology to facilitate shareholder accessibility, inclusiveness, and cost efficiencies. We expect shareholders to have a meaningful opportunity to participate in the meeting and interact with the board and management in these virtual settings; companies should facilitate open dialogue and allow shareholders to voice concerns and provide feedback without undue censorship.

This document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2020 BlackRock, Inc. All rights reserved.

SAI-LIQ-1021